As filed with the U.S. Securities and Exchange Commission on May 16, 2006.

Securities Act File No. 333-132395

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

(Check appropriate box or boxes)

MORGAN STANLEY
BALANCED GROWTH FUND

(Exact Name of Registrant as Specified in Charter)

1221 Avenue of the Americas
New York, New York 10020
(Address of Principal Executive Offices: (Number, Street, City, State, Zip Code))

(800) 869-6397
(Area Code and Telephone Number)

Amy R. Doberman, Esq.
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020
(Name and Address of Agent for Service)

Copy to:

Carl Frischling, Esq. Kramer Levin Naftalis & Frankel LLP 1177 Avenue of the Americas New York, New York 10036	Stuart M. Strauss, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

No filing fee is required because an indefinite number of common shares of beneficial interest of Morgan Stanley Balanced Growth Fund have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

MORGAN STANLEY BALANCED INCOME FUND
MORGAN STANLEY INCOME BUILDER FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS
TO BE HELD JULY 17, 2006

To the Shareholders of Morgan Stanley Balanced Income Fund and Morgan Stanley Income Builder Fund:

Notice is hereby given of a Special Meeting of the Shareholders of each of Morgan Stanley Balanced Income Fund (‘‘Balanced Income’’) and Morgan Stanley Income Builder Fund (‘‘Income Builder’’) to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 2:30 p.m., New York time, on July 17, 2006, and any adjournments thereof (each, a ‘‘Meeting’’), for the following purposes:

1.	With respect to the Shareholders of Balanced Income, to consider and vote upon an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Balanced Income Reorganization Agreement’’), between Balanced Income and Morgan Stanley Balanced Growth Fund (to be renamed Morgan Stanley Balanced Fund) (‘‘Balanced Growth’’), pursuant to which substantially all of the assets of Balanced Income would be combined with those of Balanced Growth and shareholders of Balanced Income would become shareholders of Balanced Growth receiving shares of Balanced Growth with a value equal to the value of their holdings in Balanced Income (the ‘‘Balanced Income Reorganization’’);

2.	With respect to the Shareholders of Income Builder, to consider and vote upon an Agreement and Plan of Reorganization, dated February 6, 2006 (the ‘‘Income Builder Reorganization Agreement’’), between Income Builder and Balanced Growth, pursuant to which substantially all of the assets of Income Builder would be combined with those of Balanced Growth and shareholders of Income Builder would become shareholders of Balanced Growth receiving shares of Balanced Growth with a value equal to the value of their holdings in Income Builder (the ‘‘Income Builder Reorganization’’); and

3.	To act upon such other matters as may properly come before the Meeting.

Each of the Balanced Income Reorganization and the Income Builder Reorganization is herein referred to as a ‘‘Reorganization.’’ Each Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and copies of the Reorganization Agreements are attached as Exhibits A-1 and A-2 thereto. Shareholders of record of each of Balanced Income and Income Builder at the close of business on April 7, 2006 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your Proxy or in person, how you wish your shares to be voted. Alternatively, if you are eligible to vote telephonically by touchtone telephone or electronically on the Internet (as discussed in the enclosed Proxy Statement), you may do so in lieu of attending the Meeting in person. The Board of Trustees of each of Balanced Income and Income Builder recommends you vote in favor of the applicable Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,
MARY E. MULLIN, Secretary

May 18, 2006

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed Proxy. If you are unable to be present in person, please fill in, sign and return the enclosed Proxy in order that the necessary quorum be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States. Shareholders will be able to vote telephonically by touchtone telephone or electronically on the Internet by following instructions on their proxy cards or on the enclosed Voting Information Card.

MORGAN STANLEY BALANCED GROWTH FUND

1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

Acquisition of the Assets of each of
Morgan Stanley Balanced Income Fund
and Morgan Stanley Income Builder Fund

By and in Exchange for Shares of
Morgan Stanley Balanced Growth Fund

This Proxy Statement and Prospectus is being furnished to shareholders of each of Morgan Stanley Balanced Income Fund (‘‘Balanced Income’’) and Morgan Stanley Income Builder Fund (‘‘Income Builder’’), in connection with:

1.	An Agreement and Plan of Reorganization, dated February 6, 2006, between Balanced Income and Morgan Stanley Balanced Growth Fund (the ‘‘Balanced Income Reorganization Agreement’’) pursuant to which substantially all the assets of Balanced Income will be combined with those of Morgan Stanley Balanced Growth Fund (to be renamed Morgan Stanley Balanced Fund) (‘‘Balanced Growth’’) in exchange for shares of Balanced Growth (the ‘‘Balanced Income Reorganization’’). As a result of this transaction, shareholders of Balanced Income will become shareholders of Balanced Growth and will receive shares of Balanced Growth with a value equal to the value of their holdings in Balanced Income.

2.	An Agreement and Plan of Reorganization, dated February 6, 2006, between Income Builder and Balanced Growth (the ‘‘Income Builder Reorganization Agreement’’) pursuant to which substantially all the assets of Income Builder will be combined with those of Balanced Growth in exchange for shares of Balanced Growth (the ‘‘Income Builder Reorganization’’). As a result of this transaction, shareholders of Income Builder will become shareholders of Balanced Growth and will receive shares of Balanced Growth with a value equal to the value of their holdings in Income Builder.

The Balanced Income Reorganization Agreement and the Income Builder Reorganization Agreement are collectively referred to herein as the ‘‘Reorganization Agreements,’’ and separately as a ‘‘Reorganization Agreement.’’ The Balanced Income Reorganization and the Income Builder Reorganization are collectively referred to herein as the ‘‘Reorganizations,’’ and separately as a ‘‘Reorganization.’’ Each of Balanced Income, Income Builder and Balanced Growth is referred to herein as a ‘‘Fund.’’

Shareholders of each of Balanced Income and Income Builder will vote separately on the Reorganization for that Fund. Each Reorganization is not dependent on the approval of the other. The terms and conditions of each transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreements attached hereto as Exhibits A-1 and A-2. The address of each of Balanced Income and Income Builder is that of Balanced Growth set forth above. This Proxy Statement also constitutes a Prospectus of Balanced Growth, which is dated May 18, 2006, filed by Balanced Growth with the Securities and Exchange Commission (the ‘‘Commission’’) as part of its Registration Statement on Form N-14 (the ‘‘Registration Statement’’).

Balanced Growth is an open-end management investment company whose investment objective is to seek to provide capital growth with reasonable current income. The Fund will normally invest at least 60%

of its assets in dividend-paying common stocks and securities convertible into common stocks, and at least 25% of its assets in fixed-income securities.

This Proxy Statement and Prospectus sets forth concisely information about Balanced Growth that shareholders of each of Balanced Income and Income Builder should know before voting on the applicable Reorganization Agreement. A copy of the Prospectus for Balanced Growth, dated May 27, 2005, as supplemented, is attached as Exhibit B and is incorporated herein by reference. Also enclosed and is incorporated herein by reference is Balanced Growth's Annual Report for the fiscal year ended January 31, 2006. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus, dated May 18, 2006, has been filed with the Commission and is incorporated herein by reference. Also incorporated herein by reference are: (i) Balanced Income's Prospectus, dated May 27, 2005, as supplemented; (ii) Balanced Income's Annual Report for the fiscal year ended January 31, 2006, (iii) Income Builder's Prospectus, dated January 27, 2006, as supplemented; and (iv) Income Builder's Annual Report for the fiscal year ended September 30, 2005. Such documents, as well as additional information about Balanced Growth, have been filed with the Commission and are available upon request without charge by calling (800) 869-NEWS (toll-free) or by visiting the Commission's website at www.sec.gov.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

These Securities have not been approved or disapproved by the Securities and Exchange Commission or any State Securities Commission, nor has the Securities and Exchange Commission or any State Securities Commission passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This Proxy Statement and Prospectus is dated May 18, 2006.

PROXY STATEMENT AND PROSPECTUS

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MORGAN STANLEY BALANCED INCOME FUND
MORGAN STANLEY INCOME BUILDER FUND
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

PROXY STATEMENT AND PROSPECTUS

Special Meetings of Shareholders
to be Held July 17, 2006

INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of each of Morgan Stanley Balanced Income Fund ("Balanced Income") and Morgan Stanley Income Builder Fund ("Income Builder"), each an open-end, diversified management investment company, in connection with the solicitation by the Board of Trustees of each of Balanced Income and Income Builder (each, a "Board") of proxies to be used at the Special Meetings of Shareholders of Balanced Income and Income Builder to be held in the Auditorium, 3rd Floor, 1221 Avenue of the Americas, New York, NY 10020, at 2:30 p.m., New York time, on July 17, 2006, and any adjournments thereof (each, a "Meeting"). It is expected that the first mailing of this Proxy Statement and Prospectus will be made on or about May 18, 2006.

At the Meeting, shareholders of Balanced Income and Income Builder will consider and vote upon the following items, as applicable:

1.	An Agreement and Plan of Reorganization, dated February 6, 2006, between Balanced Income and Morgan Stanley Balanced Growth Fund (the "Balanced Income Reorganization Agreement") pursuant to which substantially all the assets of Balanced Income will be combined with those of Morgan Stanley Balanced Growth Fund (to be renamed Morgan Stanley Balanced Fund) ("Balanced Growth") in exchange for shares of Balanced Growth (the "Balanced Income Reorganization"). As a result of this transaction, shareholders of Balanced Income will become shareholders of Balanced Growth and will receive shares of Balanced Growth with a value equal to the value of their holdings in Balanced Income.

2.	An Agreement and Plan of Reorganization, dated February 6, 2006, between Income Builder and Balanced Growth (the "Income Builder Reorganization Agreement") pursuant to which substantially all the assets of Income Builder will be combined with those of Balanced Growth in exchange for shares of Balanced Growth (the "Income Builder Reorganization"). As a result of this transaction, shareholders of Income Builder will become shareholders of Balanced Growth and will receive shares of Balanced Growth with a value equal to the value of their holdings in Income Builder.

The Balanced Income Reorganization Agreement and the Income Builder Reorganization Agreement are collectively referred to herein as the "Reorganization Agreements," and separately as a "Reorganization Agreement." The Balanced Income Reorganization and the Income Builder Reorganization are collectively referred to herein as the "Reorganizations," and separately as a "Reorganization."

Each of Balanced Income and Income Builder may be referred to herein as an "Acquired Fund" and Balanced Growth may be referred to herein as the "Acquiring Fund." Each of Balanced Income, Income Builder and Balanced Growth may be referred to herein as a "Fund."

Shareholders of each of the Acquired Funds (Balanced Income and Income Builder) ("Shareholders") will vote separately on the Reorganization for that Fund. Each Reorganization is not dependent on the approval of the other. Pursuant to each Reorganization, Shareholders of each Acquired Fund will receive the class of shares of Balanced Growth that corresponds to the class of shares of Balanced Income or Income Builder, as applicable, currently held by that Shareholder. Accordingly, as a result of the Reorganization, each Class A, Class B, Class C and Class D Shareholder, as applicable, will receive Class A, Class B, Class C and Class D shares of Balanced Growth, respectively. The shares to be issued by Balanced Growth pursuant to each Reorganization (the "Balanced Growth Shares") will be issued at net asset value without an initial sales charge. Further information relating to Balanced Growth is set forth herein and in Balanced Growth's current Prospectus, dated May 27, 2005, as supplemented ("Balanced Growth's Prospectus"), attached to this Proxy Statement and Prospectus as Exhibit B and incorporated herein by reference.

The information concerning Balanced Income, Income Builder and Balanced Growth contained herein has been supplied by Balanced Income, Income Builder and Balanced Growth, respectively.

As approved by Balanced Growth's Board of Trustees on February 6, 2006, the name of Morgan Stanley Balanced Growth Fund will change to Morgan Stanley Balanced Fund upon completion of a Reorganization.

Record Date; Share Information

The Board has fixed the close of business on April 7, 2006 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 12,715,406 shares of Balanced Income and 11,824,036 shares of Income Builder issued and outstanding. Shareholders on the Record Date are entitled to one vote per share and a fractional vote for a fractional share on each matter submitted to a vote at the Meeting. Shareholders of each class of each of Balanced Income and Income Builder will vote together as a single class in connection with the applicable Reorganization Agreement. A majority of the outstanding shares entitled to vote of each of Balanced Income and Income Builder represented in person or by proxy, will constitute a quorum at the applicable Meeting.

The following persons were known to own of record or beneficially 5% or more of the outstanding shares of each of the Funds as of the Record Date:

Name and Address of Balanced Income Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
STATE STREET BANK AND TRUST CO. FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	92,916.135	5.02%
FIIOC FBO U C SURGEONS 100 MAGELLAN WAY (KW1C) COVINGTON, KY 41015-1987	92,886.540	5.02%

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Name and Address of Balanced Income Shareholders	Number of Shares	Percentage of Outstanding Shares
Class B
NONE
Class C
NONE
Class D
MORGAN STANLEY DW INC. CUST FOR KAREN SPEZIALE IRA STD/ROLLOVER DTD 10/29/01 15743 VIA CALANOVA SAN DIEGO, CA 92128-4425	6,949.496	8.63%
MORGAN STANLEY DW INC. CUST FOR LYLE H MEYER JR IRA ROLLOVER DATED 1/1/84 22 ALTA WAY HOT SPRINGS VILLAGE, AR 71909	4,284.706	5.32%

Name and Address of Income Builder Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
NONE
Class B
NONE
Class C
NONE
Class D
MORGAN STANLEY DW INC. CUST FOR DAVID W HUGGARD IRA ROLLOVER DATED 06/11/02 6880 GALA ST. HIGHLAND, CA 92346-2766	8,254.830	10.69%
THOMAS J. CONE P.O. BOX 752 EUREKA, CA 95502-0752	7,123.137	9.22%
JOANNE V CULLY AND MICHAEL M. MENDEZ JTTEN 8901 WINGED FOOT DR. TALLAHASSEE, FL 32312-4010	6,881.942	8.91%

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Name and Address of Income Builder Shareholders	Number of Shares	Percentage of Outstanding Shares
ROBERT A. SAULTER & SHERYON T. SAULTER JT TEN 4 REDWOOD CIRCLE SAVANNAH, GA 31419-1142	6,053.006	7.84%
ALMA LEBARON TTEE FBO TED LEBARON & ALMA LEBARON TR U/A DTD 01-25-90 10500 CYPRESS COVE DR. FORT MYERS, FL 33908-6692	4,060.914	5.26%

Name and Address of Balanced Growth Shareholders	Number of Shares	Percentage of Outstanding Shares
Class A
STATE STREET BANK AND TRUST CO. FBO ADP/MORGAN STANLEY ALLIANCE 105 ROSEMONT AVENUE WESTWOOD, MA 02090-2318	150,700.509	6.47%
Class B
NONE
Class C
NONE
Class D
BARBARA J. BARBELL TTEE F/T GERALD C. GARBELL CREDIT SHELTER TR DTD 4/25/01 3253 W. MERCER WAY MERCER ISLAND, WA 98040-2539	12,470.514	18.47%
MORGAN STANLEY DW INC. CUST FOR LAWRENCE S. ARNDT IRA ROLLOVER DATED 10/06/03 707 FIELDVIEW AVE. DUARTE, CA 91010-1502	5,624.308	8.33%
MORGAN STANLEY DW INC. CUST FOR JEANETTE BAUCHMAN IRA ROLLOVER DATED 06/18/02 1725 PLUMMER DR. ROCKWALL, TX 75087-2322	3,661.844	5.42%

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Name and Address of Balanced Growth Shareholders	Number of Shares	Percentage of Outstanding Shares
ALMA LEBARON TTEE FBO TED LEBARON & ALMA LEBARON U/A DTD 01-25-90 10500 CYPRESS COVE DR. FORT MYERS, FL 33908-6692	3,417.111	5.06%
MORGAN STANLEY DW INC. CUST FOR JUDITH M SANDOVAL IRA ROLLOVER DATED 01/15/02 940 KIRKWOOD LANE LA HABRA, CA 90631-6922	3,395.561	5.03%

As of the Record Date, the trustees and officers of Balanced Income, Income Builder and Balanced Growth, each as a group, owned less than 1% of the outstanding shares of Balanced Income, Income Builder and Balanced Growth, respectively.

Proxies

The enclosed form of Proxy for each of Balanced Income and Income Builder, if properly executed and returned, will be voted in accordance with the choice specified thereon. The Proxy will be voted in favor of the applicable Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on such Reorganization Agreement. The Board of each Acquired Fund knows of no business, other than that set forth in the Notice of Special Meetings of Shareholders, to be presented for consideration at each Meeting. However, the Proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before each Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the applicable Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the applicable Meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a Proxy but fails to indicate how the votes should be cast, the Proxy will be voted in favor of the applicable Reorganization Agreement. The Proxy may be revoked at any time prior to the voting thereof by: (i) delivering written notice of revocation to the Secretary of Balanced Income or Income Builder, as applicable, 1221 Avenue of the Americas, New York, NY 10020; (ii) attending the Meeting and voting in person; or (iii) completing and returning a new Proxy (whether by mail or, as discussed below, by touchtone telephone or the Internet) (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a Proxy.

In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the applicable Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Balanced Income or Income Builder, as applicable, present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the applicable Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against such Reorganization Agreement. Abstentions and, if applicable, broker "non-votes" will not be counted for purposes of approving an adjournment.

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Expenses of Solicitation

All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne jointly on a pro rata basis by Balanced Income, Income Builder and Balanced Growth based on each Fund's net assets, which expenses are expected to approximate $293,008. Balanced Income, Income Builder and Balanced Growth will bear all of their respective other expenses associated with the Reorganizations.

The solicitation of Proxies will be by mail, which may be supplemented by solicitation by mail, telephone or otherwise through officers of Balanced Income and Income Builder or officers and regular employees of Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), Morgan Stanley Trust (the "Transfer Agent"), Morgan Stanley Services Company Inc. and/or Morgan Stanley DW Inc. ("Morgan Stanley DW"), without special compensation therefor. As described below, Balanced Income and Income Builder will employ Computershare Fund Services ("Computershare") to make telephone calls to Shareholders to remind them to vote. In addition, Balanced Income and Income Builder may also employ Computershare as proxy solicitor if it appears that the required number of votes to achieve a quorum will not be received. In the event of a solicitation by Computershare, Balanced Income or Income Builder, as applicable, would pay the solicitor a project advisory fee not to exceed $3,000 and the expenses outlined below.

Shareholders will be able to vote their shares by touchtone telephone or by the Internet by following the instructions on the proxy card or on the Voting Information Card accompanying this Proxy Statement. To vote by Internet or by telephone, Shareholders can access the website or call the toll-free number listed on the proxy card or noted in the enclosed voting instructions.

In certain instances, the Transfer Agent or Computershare may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on any proposal other than to refer to the recommendations of the Board. Balanced Income and Income Builder have been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone in this manner will be asked for identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly, Shareholders will receive a confirmation of their instructions in the mail. A special toll-free number set forth in the confirmation will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed proxy card or by touchtone telephone or the Internet as set forth above. The last proxy vote received in time to be voted, whether by proxy card, touchtone telephone or Internet, will be the last vote that is counted and will revoke all previous votes by the Shareholder. With respect to recorded telephone calls by Computershare reminding Shareholders to vote, expenses would be approximately $1.00 per outbound telephone contact. With respect to the solicitation of a telephonic vote by Computershare, approximate additional expenses of $3.75 per telephone vote transacted and $2.75 per outbound or inbound telephone contact and costs relating to obtaining Shareholders' telephone numbers and providing additional materials upon Shareholder request, which would be borne by Balanced Income or Income Builder, as applicable.

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Vote Required

Approval of each Reorganization Agreement by the Shareholders of the applicable Acquired Fund requires the affirmative vote of a majority (i.e., more than 50%) of the shares of Balanced Income or Income Builder, as applicable, represented in person or by proxy and entitled to vote at the applicable Meeting, provided a quorum is present at the Meeting. If a Reorganization Agreement is not approved by Shareholders, Balanced Income or Income Builder, as applicable, will continue in existence and the Board will consider alternative actions.

SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained or incorporated by reference in this Proxy Statement and Prospectus and the Reorganization Agreements. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreements in their entirety and, in particular, Balanced Growth's Prospectus, which is attached to this Proxy Statement as Exhibit B and incorporated herein by reference.

The Reorganizations

Each Reorganization Agreement provides for the transfer of substantially all the assets of the applicable Acquired Fund, each subject to stated liabilities, to Balanced Growth in exchange for the Balanced Growth Shares. The aggregate net asset value of the Balanced Growth Shares issued in the exchange will equal the aggregate value of the net assets of the applicable Acquired Fund received by Balanced Growth. On or after the closing date scheduled for each Reorganization (the "Closing Date"), the applicable Acquired Fund will distribute the Balanced Growth Shares received by such Acquired Fund to its Shareholders as of the Valuation Date (as defined below) in complete liquidation of such Acquired Fund, and the applicable Acquired Fund will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of each Reorganization, each Shareholder will receive that number of full and fractional Balanced Growth Shares equal in value to such Shareholder's pro rata interest in the net assets of the applicable Acquired Fund transferred to Balanced Growth. Pursuant to each Reorganization, each Shareholder will receive the class of shares of Balanced Growth that corresponds to the class of shares of the applicable Acquired Fund currently held by that Shareholder. Accordingly, as a result of each Reorganization, each Class A, Class B, Class C and Class D Shareholder of the applicable Acquired Fund will become a holder of Class A, Class B, Class C and Class D shares of Balanced Growth, respectively. Shareholders holding their shares of an Acquired Fund in certificate form will be asked to surrender their certificates in connection with the applicable Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Balanced Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Balanced Growth Shares received until the old certificates have been surrendered. The Board of each Acquired Fund has determined that the interests of Shareholders will not be diluted as a result of the applicable Reorganization. The "Valuation Date" is the third business day following the receipt of the requisite approval by Shareholders of the applicable Reorganization Agreement or at such other time as the applicable Acquired Fund and Balanced Growth may agree, on which date the number of Balanced Growth Shares to be delivered to each Acquired Fund will be determined.

At least one but not more than 20 business days prior to the Valuation Date, Balanced Income and Income Builder will each declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders substantially all of Balanced Income's and

7

Income Builder's investment company taxable income for all periods since the inception of Balanced Income or Income Builder, as applicable, through and including the Valuation Date (computed without regard to any dividends paid deduction), and substantially all of Balanced Income's and Income Builder's net capital gain, if any, realized in such periods (after reduction for any capital loss carryovers).

For the reasons set forth below under "The Reorganizations — The Boards' Considerations," the Board, including the trustees who are not "interested persons" of Balanced Income or Income Builder ("Independent Trustees"), as that term is defined in the 1940 Act, has concluded that each Reorganization is in the best interests of each of Balanced Income and Income Builder and the Shareholders and recommends approval of each Reorganization Agreement.

Past Performance

Balanced Growth.    The bar chart and table below provide some indication of the risks of investing in Balanced Growth. Balanced Growth's past performance (before and after taxes) does not indicate how Balanced Growth will perform in the future. This chart shows how the performance of Balanced Growth's Class C shares has varied from year to year over the past 10 calendar years.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 1.42%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.40% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was –11.69% (quarter ended September 30, 2002).

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This table compares Balanced Growth's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. Balanced Growth's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1: Return Before Taxes	1.96%	3.80%	—	5.49%
Russell 1000® Value Index[2]	7.05%	5.28%	—	7.77%
Lehman Brothers U.S. Government/ Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Balanced Funds Index[4]	5.20%	3.51%	—	5.60%
Class B1: Return Before Taxes	1.76%	3.76%	—	5.35%
Russell 1000® Value Index[2]	7.05%	5.28%	—	7.77%
Lehman Brothers U.S. Government/ Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Balanced Funds Index[4]	5.20%	3.51%	—	5.60%
Class C1: Return Before Taxes	5.79%	4.12%	7.68%	—
Return After Taxes on Distributions[5]	4.97%	3.58%	6.21%	—
Return After Taxes on Distributions and Sale of Fund Shares	4.29%	3.27%	5.96%	—
Russell 1000® Value Index[2]	7.05%	5.28%	10.94%	—
Lehman Brothers U.S. Government/ Credit Index[3]	2.37%	6.11%	6.17%	—
Lipper Balanced Funds Index[4]	5.20%	3.51%	7.57%	—
Class D1: Return Before Taxes	7.86%	5.17%	—	6.41%
Russell 1000® Value Index[2]	7.05%	5.28%	—	7.77%
Lehman Brothers U.S. Government/ Credit Index[3]	2.37%	6.11%	—	6.36%
Lipper Balanced Funds Index[4]	5.20%	3.51%	—	5.60%

*	Only shown for classes with less than a ten year history.

(1)	Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

(2)	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and U.S. Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

9

(4)	The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Balanced Growth's Class C shares. The after-tax returns for Balanced Growth's other Classes will vary from the Class C shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Balanced Growth shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Balanced Growth shares been sold at the end of the relevant periods, as applicable.

Balanced Income.    The bar chart and table below provide some indication of the risks of investing in Balanced Income. The Fund's past performance (before and after taxes) does not indicate how Balanced Income will perform in the future. This chart shows how the performance of Balanced Income's Class C shares has varied from year to year over the past ten calendar years.

Annnual Total Returns—Calendar Years

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 0.16%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.34% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was −4.38% (quarter ended September 30, 2002).

10

This table compares Balanced Income's average annual total returns with those of indices that represent broad measures of market performance as well as an index that represents a group of similar mutual funds, over time. Balanced Income's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Past 10 Years	Life of Fund*
Class A1: Return Before Taxes	−0.46%	3.87%	—	5.10%
Lehman Brothers U.S. Government/Credit Index[2]	2.37%	6.11%	—	6.36%
Russell 1000® Value Index[3]	7.05%	5.28%	—	7.77%
Lipper Income Funds Index[4]	3.61%	4.50%	—	5.50%
Class B1: Return Before Taxes	−0.50%	3.84%	—	4.96%
Lehman Brothers U.S. Government/Credit Index[2]	2.37%	6.11%	—	6.36%
Russell 1000® Value Index[3]	7.05%	5.28%	—	7.77%
Lipper Income Funds Index[4]	3.61%	4.50%	—	5.50%
Class C1: Return Before Taxes	3.38%	4.20%	6.20%	—
Return After Taxes on Distributions[5]	1.63%	3.16%	4.65%	—
Return After Taxes on Distributions and Sale of Fund Shares	3.11%	3.07%	4.50%	—
Lehman Brothers U.S. Government/Credit Index[2]	2.37%	6.11%	6.17%	—
Russell 1000® Value Index[3]	7.05%	5.28%	10.94%	—
Lipper Income Funds Index[4]	3.61%	4.50%	7.06%	—
Class D1: Return Before Taxes	5.41%	5.23%	—	6.01%
Lehman Brothers U.S. Government/Credit Index[2]	2.37%	6.11%	—	6.36%
Russell 1000® Value Index[3]	7.05%	5.28%	—	7.77%
Lipper Income Funds Index[4]	3.61%	4.50%	—	5.50%

*	Only shown for classes with less than a ten year history.

(1)	Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

(2)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

11

(4)	The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Balanced Income's Class C shares. The after-tax returns for Balanced Income's other Classes will vary from the Class C shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Balanced Income shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Balanced Income shares been sold at the end of the relevant periods, as applicable.

Income Builder.    The bar chart and table below provide some indication of the risks of investing in Income Builder. Income Builder's past performance (before and after taxes) does not indicate how Income Builder will perform in the future. This chart shows how the performance of Income Builder's Class B shares has varied from year to year over the past ten calendar years.

Annual Total Returns—Calendar Years

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2006 was 2.21%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.82% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was −12.74% (quarter ended September 30, 2002).

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This table compares Income Builder's average annual total returns with those of indices that represent a broad measure of market performance, as well as indices that represent a group of similar mutual funds, over time. Income Builder's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).

Average Annual Total Returns (as of December 31, 2005)

	Past 1 Year	Past 5 Years	Life of Fund*
Class A1 – Return Before Taxes	1.32%	4.67%	4.78%
Russell 1000® Value Index[2]	7.05%	5.28%	7.77%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	6.36%
Lipper Income Funds Index[4]	3.61%	4.50%	5.50%
Lipper Equity Income Funds Index[5]	5.80%	3.57%	5.59%
Class B1 – Return Before Taxes	1.14%	4.66%	6.74%
Returns After Taxes on Distributions[6]	0.28%	3.67%	5.02%
Returns After Taxes on Distributions and Sale of Fund Shares	0.73%	3.40%	4.81%
Russell 1000® Value Index[2]	7.05%	5.28%	10.82%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	6.82%
Lipper Income Funds Index[4]	3.61%	4.50%	7.07%
Lipper Equity Income Funds Index[5]	5.80%	3.57%	8.16%
Class C1 – Return Before Taxes	5.14%	5.00%	4.67%
Russell 1000® Value Index[2]	7.05%	5.28%	7.77%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	6.36%
Lipper Income Funds Index[4]	3.61%	4.50%	5.50%
Lipper Equity Income Funds Index[5]	5.80%	3.57%	5.59%
Class D1 – Return Before Taxes	7.18%	6.06%	5.71%
Russell 1000® Value Index[2]	7.05%	5.28%	7.77%
Lehman Brothers U.S. Government/Credit Index[3]	2.37%	6.11%	6.36%
Lipper Income Funds Index[4]	3.61%	4.50%	5.50%
Lipper Equity Income Funds Index[5]	5.80%	3.57%	5.59%

(1)	Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on June 26, 1996.

(2)	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

13

(3)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)	The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund is in the Lipper Income Funds classification as of September 30, 2005.

(5)	The Lipper Equity Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Equity Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(6)	These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for Income Builder's Class B shares. The after-tax returns for Income Builder's other classes will vary from the Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Income Builder shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Income Builder shares been sold at the end of the relevant periods, as applicable.

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Fee Table

The following table briefly describes the fees and expenses that a shareholder of Balanced Income, Income Builder and Balanced Growth may pay if they buy and hold shares of each respective Fund. These expenses are deducted from each respective Fund's assets and are based on expenses paid by Balanced Income for its fiscal year ended January 31, 2006, by Income Builder for its fiscal year ended September 30, 2005 and by Balanced Growth for its fiscal year ended January 31, 2006. Balanced Income, Income Builder and Balanced Growth each pays expenses for management of its assets, distribution of its shares and other services, and those expenses are reflected in the net asset value per share of each Fund. The table also sets forth pro forma fees for the surviving combined fund (Balanced Growth) (the "Combined Fund") reflecting what the fee schedule would have been on January 31, 2006, if either or both Reorganizations had been consummated twelve (12) months prior to that date.

	Balanced Income	Income Builder	Balanced Growth	Pro Forma Combined Fund Balanced Income Reorganization Only(6)	Pro Forma Combined Fund Income Builder Reorganization Only(7)	Pro Forma Combined Fund Both Reorganizations(8)
Shareholder Fees (fees paid directly from a shareholder's investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	5.25%(1)	5.25%(1)	5.25%(1)	5.25%(1)	5.25%(1)	5.25%(1)
Class B	none	none	none	none	none	none
Class C	none	none	none	none	none	none
Class D	none	none	none	none	none	none
Maximum Deferred Sales Charge (Load) (as a percentage based on the lesser of the offering price or net asset value at redemption)
Class A	none(2)	none(2)	none(2)	none(2)	none(2)	none(2)
Class B	5.00%(3)	5.00%(3)	5.00%(3)	5.00%(3)	5.00%(3)	5.00%(3)
Class C	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)	1.00%(4)
Class D	none	none	none	none	none	none
Redemption Fee(5)
Class A	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Class B	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Class C	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Class D	2.00%	2.00%	2.00%	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Advisory Fees*
Class A	0.52%	0.67%	0.52%	0.52%	0.52%	0.52%
Class B	0.52%	0.67%	0.52%	0.52%	0.52%	0.52%
Class C	0.52%	0.67%	0.52%	0.52%	0.52%	0.52%
Class D	0.52%	0.67%	0.52%	0.52%	0.52%	0.52%

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	Balanced Income	Income Builder	Balanced Growth	Pro Forma Combined Fund Balanced Income Reorganization Only(6)	Pro Forma Combined Fund Income Builder Reorganization Only(7)	Pro Forma Combined Fund Both Reorganizations(8)
Distribution and Service (12b-1) Fees
Class A	0.24%	0.25%	0.24%	0.24%	0.25%	0.24%
Class B	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Class C	0.98%	0.99%	1.00%	0.99%	0.99%	0.99%
Class D	none	none	none	none	none	none
Other Expenses
Class A	0.39%	0.34%	0.37%	0.34%	0.31%	0.32%
Class B	0.39%	0.34%	0.37%	0.34%	0.31%	0.32%
Class C	0.39%	0.34%	0.37%	0.34%	0.31%	0.32%
Class D	0.39%	0.34%	0.37%	0.34%	0.31%	0.32%
Total Annual Fund Operating Expenses
Class A	1.15%	1.26%	1.13%	1.10%	1.08%	1.08%
Class B	1.91%	2.01%	1.89%	1.86%	1.83%	1.84%
Class C	1.89%	2.00%	1.89%	1.85%	1.82%	1.83%
Class D	0.91%	1.01%	0.89%	0.86%	0.84%	0.84%

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Example

To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. The example assumes that an investor invests $10,000 in either Balanced Income, Income Builder, Balanced Growth or the Combined Fund, that the investment has a 5% return each year and that the operating expenses for each Fund remain the same (as set forth in the chart above). Although a shareholder's actual costs may be higher or lower, the tables below show a shareholder's costs at the end of each period based on these assumptions depending upon whether or not a shareholder sold his shares at the end of each period.

If a Shareholder SOLD His Shares:

	1 year	3 years	5 years	10 years
Balanced Income
Class A	$636	$871	$1,125	$1,849
Class B	$694	$900	$1,232	$2,233
Class C	$293	$597	$1,026	$2,222
Class D	$93	$290	$504	$1,120
Income Builder
Class A	$647	$904	$1,180	$1,968
Class B	$704	$930	$1,283	$2,338
Class C	$303	$627	$1,078	$2,327
Class D	$103	$322	$558	$1,236
Balanced Growth
Class A	$634	$865	$1,115	$1,827
Class B	$692	$894	$1,221	$2,212
Class C	$291	$591	$1,016	$2,201
Class D	$91	$284	$493	$1,096
Pro Forma Combined Fund (Balanced Income Reorganization Only)
Class A	$631	$856	$1,099	$1,795
Class B	$689	$885	$1,206	$2,180
Class C	$288	$582	$1,001	$2,169
Class D	$88	$274	$477	$1,061
Pro Forma Combined Fund (Income Builder Reorganization Only)
Class A	$629	$850	$1,089	$1,773
Class B	$686	$876	$1,190	$2,148
Class C	$285	$573	$985	$2,137
Class D	$86	$268	$466	$1,037
Pro Forma Combined Fund (Both Reorganizations)
Class A	$629	$850	$1,089	$1,773
Class B	$687	$829	$1,795	$2,159
Class C	$286	$576	$990	$2,148
Class D	$86	$268	$466	$1,037

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If a Shareholder HELD His Shares:

	1 year	3 years	5 years	10 years
Balanced Income
Class A	$636	$871	$1,125	$1,849
Class B	$194	$600	$1,032	$2,233
Class C	$193	$597	$1,026	$2,222
Class D	$93	$290	$504	$1,120
Income Builder
Class A	$647	$904	$1,180	$1,968
Class B	$204	$630	$1,083	$2,338
Class C	$203	$627	$1,078	$2,327
Class D	$103	$322	$558	$1,236
Balanced Growth
Class A	$634	$865	$1,115	$1,827
Class B	$192	$594	$1,021	$2,212
Class C	$191	$591	$1,016	$2,201
Class D	$91	$284	$493	$1,096
Pro Forma Combined (Balanced Income Reorganization Only)
Class A	$631	$856	$1,099	$1,795
Class B	$189	$585	$1,006	$2,180
Class C	$188	$582	$1,001	$2,169
Class D	$88	$274	$477	$1,061
Pro Forma Combined (Income Builder Reorganization Only)
Class A	$629	$850	$1,089	$1,773
Class B	$186	$576	$990	$2,148
Class C	$185	$573	$985	$2,137
Class D	$86	$268	$466	$1,037
Pro Forma Combined (Both Reorganizations)
Class A	$629	$850	$1,089	$1,773
Class B	$187	$579	$995	$2,159
Class C	$186	$576	$990	$2,148
Class D	$86	$268	$466	$1,037

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

*	Expense information has been restated to reflect current fees in effect as of November 1, 2004.

(1)	Reduced for purchases of $25,000 and over. See "Share Class Arrangements — Class A Shares" in each Fund's Prospectus.

(2)	Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements — Class A Shares" in each Fund's Prospectus.

18

(3)	The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements — Class B Shares" in each Fund's Prospectus.

(4)	Only applicable if you sell your shares within one year of purchase. See "Purchases, Exchanges and Redemptions" below and "Share Class Arrangements — Class C Shares" in each Fund's Prospectus.

(5)	Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder Information — How to Sell Shares" in each Fund's Prospectus for more information on redemption fees.

(6)	Pro forma expenses are calculated based on the assets of Balanced Income and Balanced Growth as of January 31, 2006.

(7)	Pro forma expenses are calculated based on the assets of Income Builder and Balanced Growth as of January 31, 2006.

(8)	Pro forma expenses are calculated based on the assets of Balanced Income, Income Builder and Balanced Growth as of January 31, 2006.

The purpose of the foregoing fee tables is to assist the shareholder in understanding the various costs and expenses that a shareholder in each Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "Comparison of each Acquired Fund (Balanced Income and Income Builder) and Balanced Growth — Investment Advisory and Distribution Plan Fees; Other Significant Fees; and Purchases, Exchanges and Redemptions" below.

Tax Consequences of the Reorganizations

As a condition to each Reorganization, each Acquired Fund has requested an opinion of Clifford Chance US LLP to the effect that the applicable Reorganization will constitute a tax-free reorganization for federal income tax purposes, and that no gain or loss will be recognized by such Acquired Fund and Balanced Growth or the Acquired Fund's shareholders for federal income tax purposes as a result of the transactions included in the applicable Reorganization. For further information about the tax consequences of the Reorganizations, see "The Reorganizations — Tax Aspects of the Reorganizations" below.

Comparison of each Acquired Fund (Balanced Income and Income Builder) and Balanced Growth

Investment Objectives and Policies.    The investment objective and policies of each Fund are set forth below. Each of the Acquired Funds and Balanced Growth is a diversified fund. The principal differences between the investment policies of each of the Acquired Funds and Balanced Growth are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below. The investment policies of each Fund are not fundamental and may be changed by its Board.

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Balanced Income	Income Builder	Balanced Growth
Investment Objective	Investment Objectives	Investment Objective
•seeks to provide current income and moderate capital growth	•seeks reasonable income as a primary objective and growth of capital as a secondary objective	•seeks to provide capital growth with reasonable current income
Investment Policies	Investment Policies	Investment Policies
•normally invests at least 80% of its assets in income-producing securities, consisting of fixed-income securities, dividend paying common stocks and convertible securities

•normally invests at least 60% of its net assets in fixed-income securities (including zero coupon securities), which are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt obligations, bank obligations, investment grade mortgage-backed securities (including collateralized mortgage obligations), investment grade asset-backed securities and U.S. government securities

•normally invests at least 25% of its assets in dividend paying common stocks and convertible securities

•may invest up to 15% of its net assets in REITs

•may invest up to 20% of its net assets in foreign securities that are held directly or listed in the United States on a national securities exchange and in the form of depositary receipts	•normally invests at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock and convertible securities

•invests in common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which have the potential for maintaining dividends, preferred stock and convertible securities

•may invest up to 25% of its net assets in "exchangeable" convertible securities

•may invest up to 25% of its net assets in foreign securities (including depositary receipts) (no limit on securities of foreign companies that are listed in the United States on a national securities exchange)

•may invest up to 10% of its net assets in "synthetic" convertible securities

•may invest up to 35% of its net assets in non-convertible fixed-income securities (including zero coupon bonds) and U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities

•may invest up to 15% of its net assets in REITs

•may invest up to 20% of its net assets in non-convertible fixed-income securities rated lower than investment grade (but not below B)

•may invest up to 20% of its net assets in common stocks that do not pay a dividend

•may invest up to 15% of its net assets in REITs
•normally invests at least 60% of its assets in dividend paying common stocks and convertible securities

•normally invests at least 25% of its assets in fixed-income securities (including zero coupon securities), which are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt obligations, bank obligations, investment grade mortgage-backed securities (including collateralized mortgage obligations), investment grade asset-backed securities and U.S. government securities

•may invest up to 25% of its net assets in "exchangeable" convertible securities

•may invest up to 10% of its net assets in "synthetic" convertible securities

•may invest up to 20% of its net assets in foreign securities that are held directly or listed in the United States on a national securities exchange and in the form of depositary receipts

•may invest up to 15% of its net assets in REITs

Investment Advisory and Distribution Plan Fees.    Each Acquired Fund and Balanced Growth obtain advisory services from the Investment Adviser. Each class of each Fund's shares is subject to the same advisory fee rates applicable to the respective Fund.

For each Fund's most recent fiscal year end, each Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the Fund's average daily net assets:

20

Balanced Income (for the fiscal year ended January 31, 2006)	0.52% of the portion of the daily net assets not exceeding $500 million and 0.495% of the portion of the daily net assets exceeding $500 million
Income Builder (for the fiscal year ended September 30, 2005)	For the period from November 1, 2004 to September 30, 2005: 0.67% of the portion of daily net assets of the Fund not exceeding $500 million; and 0.645% of the portion of daily net assets exceeding $500 million; and

For the period from October 1, 2004 to October 31, 2004: 0.75% of the portion of daily net assets of the Fund not exceeding $500 million; and 0.725% of the portion of daily net assets exceeding $500 million
Balanced Growth (for the fiscal year ended January 31, 2006)	0.52% of the portion of the daily net assets not exceeding $500 million and 0.495% of the portion of the net assets exceeding $500 million

Each Acquired Fund and Balanced Growth has adopted a distribution plan (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of Class A and Class C shares, each Fund's Plan similarly provides that the Fund will reimburse Morgan Stanley Distributors Inc. (the "Distributor") and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A and Class C shares of the Fund. Reimbursement for these expenses is made in monthly payments by each Fund to the Distributor which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 1.00% of the average daily net assets of Class A and Class C shares, respectively. In the case of Class B shares, the Plans for Balanced Income and Balanced Growth provide that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the average daily net assets of Class B shares. In the case of Income Builder Class B shares, the Plan provides that the Fund will reimburse the Distributor and others for their actual distribution expenses incurred on behalf of Class B Shares and for unreimbursed distribution expenses a fee, the amount of which each monthly payment may in no event exceed an amount equal to payment at the annual rate of 1.00% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividends or capital gains distributions), less the average daily aggregate net asset value of the Class B shares redeemed since a Fund's inception upon which a CDSC has been imposed or upon which such charge has been waived; or (b) the average daily net assets of Class B shares. The 12b-1 fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of each Fund's Class B shares. There are no 12b-1 fees applicable to each Fund's Class D shares. For further information relating to the 12b-1 fees applicable to each class of Balanced Growth's shares, see the section entitled "Share Class Arrangements" in Balanced Growth's Prospectus attached hereto. The Distributor also receives the proceeds of any CDSC paid by the Funds' shareholders at the time of redemption. The CDSC schedules applicable to each Fund are set forth below under "Purchases, Exchanges and Redemptions."

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Other Significant Fees.    Each Acquired Fund and Balanced Growth pays additional fees in connection with its operations, including legal, auditing, transfer agent, trustees fees and custodial fees. See "Synopsis — Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

Purchases, Exchanges and Redemptions.    Class A shares of each Acquired Fund and Balanced Growth are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are generally subject to a CDSC of 1.00% on redemptions made within 18 months after the last day of the month of purchase (except for certain specific circumstances fully described in each Fund's Prospectus).

Class B shares of each Acquired Fund and Balanced Growth are offered at net asset value with no initial sales charge, but are subject to the same CDSC schedule set forth below:

Year Since Purchase Payment Made	Class B Shares of Balanced Income, Income Builder and Balanced Growth
First	5.0%
Second	4.0%
Third	3.0%
Fourth	2.0%
Fifth	2.0%
Sixth	1.0%
Seventh and thereafter	None

Class C shares of each Acquired Fund and Balanced Growth are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.00% on redemptions made within one year after the last day of the month of purchase. The CDSC may be waived for certain redemptions (which are fully described under the section "Share Class Arrangements" in each Fund's Prospectus).

Class D shares of each Acquired Fund and Balanced Growth are available only to limited categories of investors and are sold at net asset value with no initial sales charge or CDSC.

The CDSC is paid to the Distributor. Shares of each Fund are distributed by the Distributor and offered by Morgan Stanley DW and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to each class of shares of each Fund, see the section entitled "Share Class Arrangements" in each Fund's Prospectus.

Shares of each class of each Fund may be exchanged for shares of the same class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust (each, an "Exchange Fund"), without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of the Balanced Growth Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund or Money Market Fund. Upon consummation of each Reorganization, the foregoing exchange privileges will still be applicable to shareholders of the Combined Fund.

Balanced Growth shares distributed to Shareholders as a result of either Reorganization will not be subject to an initial sales charge.

With respect to each Fund, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. For purposes of calculating the holding period in determining any applicable CDSC upon redemption of shares received as a result of either Reorganization, any period during which the Shareholder held shares of a fund that charged a CDSC (e.g., Balanced

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Income or Income Builder) will be counted. During the period of time a shareholder of a Fund remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Each Fund provides telephone exchange privileges to its shareholders. For greater details relating to exchange privileges applicable to Balanced Growth, see the section entitled "How to Exchange Shares" in Balanced Growth's Prospectus.

Shares of each Fund redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to such Fund. The redemption fee is designed to protect each Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time shares are redeemed or exchanged, the shares held the longest will be redeemed or exchanged first. The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries.

Shareholders of each Fund may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Each Fund offers a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, within 35 days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Each Fund may redeem involuntarily, at net asset value, most accounts valued at less than $100.

Dividends.    Each Fund declares dividends separately for each of its classes. Each Fund pays dividends from net investment income quarterly and usually distributes net capital gains, if any, in June and December (except for Income Builder, which usually distributes such capital gains in December only). Each Fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each Fund, dividends and capital gains distributions are automatically reinvested in additional shares of the same class of shares of the Fund at net asset value unless the shareholder elects to receive cash.

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PRINCIPAL RISK FACTORS

The share price and return of each Acquired Fund and Balanced Growth will fluctuate with changes in the market value of their respective portfolio securities. The market value of the Funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors which cannot be predicted. The principal risks associated with an investment in Balanced Income, Income Builder and Balanced Growth are summarized below.

Equity Securities.    Each Acquired Fund and Balanced Growth invests in common stocks and other equity securities, including securities convertible into common stocks. In general, stock and other equity security values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock and other equity security prices can fluctuate widely in response to these factors.

Fixed-Income Investments.    The principal risks of investing in each Acquired Fund and Balanced Growth are also associated with such Fund's fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.) While each Fund invests in investment grade securities, certain of these securities have speculative characteristics. In addition, each of Balanced Income and Balanced Growth is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.

Lower Rated Fixed Income Securities.    Income Builder and Balanced Growth may invest in lower rated fixed-income securities. The Funds' investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as ‘‘junk bonds’’) pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Funds may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Funds' Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Funds to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Fund's net asset value.

REITs.    Each Acquired Fund and Balanced Growth may also invest in REITs. REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by its shareholders. As a result,

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an investor would absorb duplicate levels of fees when the Funds invest in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Funds, including significantly reducing return to a Fund on its investment in such company.

Foreign Securities.    Each Acquired Fund and Balanced Growth may invest in foreign securities. Each Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in U.S. dollars, a Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Mortgage-Backed Securities.    Each of Balanced Income and Balanced Growth may invest in mortgage-backed securities. Mortgage-backed securities in which such Funds may invest have different risk characteristics than traditional debt securities. Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates. Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

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Asset-Backed Securities.    Each of Balanced Income and Balanced Growth may invest in asset-backed securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

Collateralized Mortgage Obligations.    Each of Balanced Income and Balanced Growth may invest in collateralized mortgage obligations (‘‘CMOs’’), which are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

Yankee Dollar Obligations.    Each of Balanced Income and Balanced Growth may invest in Yankee dollar obligations. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk. To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers. Each Fund may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

Sovereign Debt.    Each of Balanced Income and Balanced Growth may invest in sovereign debt. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or

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for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

Smaller and Medium-Sized Companies.    Income Builder may invest in the securities of smaller and medium-sized companies. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies. While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

Convertible Securities.    Each Acquired Fund and Balanced Growth may invest in convertible securities. A Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Each of Income Builder and Balanced Growth may invest in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities and there are special risks associated with such investments. These securities may be more volatile and less liquid than traditional convertible securities.

General.    The foregoing discussion is a summary of the Funds' principal risk factors. For a more complete discussion of the risks of each Fund, see ‘‘Principal Risks’’ and ‘‘Additional Risk Information’’ in each Fund's Prospectus, each of which is incorporated herein by reference.

THE REORGANIZATIONS

The Proposals

The Board of Trustees of each Fund, including the Independent Trustees, having reviewed the financial position of each of Balanced Income and Income Builder and the prospects for achieving economies of scale through the applicable Reorganization and having determined that each Reorganization is in the best interests of Balanced Income and Income Builder, as applicable, and their Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of each Reorganization by Shareholders of Balanced Income and Income Builder, as applicable. Each Reorganization is not dependent upon the approval of the other Reorganization.

The Boards' Consideration

At a meeting held on February 6, 2006, the Board of each Fund, including the Independent Trustees, unanimously approved each Reorganization Agreement and determined to recommend that Shareholders of Balanced Income and Income Builder approve the applicable Reorganization Agreement. In reaching this decision, each Board made an extensive inquiry into a number of factors, particularly Balanced Income's and Income Builder's inability to gain assets as expected and the comparative expenses

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currently incurred in the operations of each Fund. The Boards also considered other factors, including, but not limited to, the general compatibility of the investment objectives, policies and restrictions of each of the Acquired Funds and Balanced Growth; the terms and conditions of each Reorganization which would affect the price of shares to be issued in the Reorganizations; the tax-free nature of each Reorganization; and any direct or indirect costs to be incurred by each Fund in connection with the Reorganization. The Boards considered these factors separately for each Reorganization.

In recommending each Reorganization to Shareholders, the Board of each of the Acquired Funds considered that the Reorganization would have the following benefits to Shareholders:

1.    Once each Reorganization is consummated, the expenses, which would be borne by shareholders of each class of the Combined Fund, will be lower on a percentage basis than the expenses of each corresponding class of the applicable Acquired Fund. In the case of the Income Builder Reorganization, the increase in the Combined Fund's net assets immediately following the Reorganization would result in a lower management fee (as a percentage of net assets). Furthermore, to the extent that each Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (e.g., auditing and legal) can be spread over a larger number of shares. The assets under management of the Combined Fund are expected in the future to exceed certain advisory fee breakpoints, resulting in a fee reduction with additional assets under management. In addition, shareholders of the Combined Fund should benefit from more efficient portfolio management processes, as the portfolio management teams will be managing fewer similar investment vehicles following the Reorganizations.

2.    Shareholders would have continued participation in a balanced fund product. The Board also considered that Balanced Growth and its shareholders may benefit from potential better pricing on portfolio transactions (given a larger asset base). The Board also considered that each Reorganization (and the name change of the Combined Fund) will create a clearer, more understandable product offering, which should support more effective distribution efforts following the elimination of two similar competing Morgan Stanley funds.

3.    Each Reorganization has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes, pursuant to which no gain or loss will be recognized by the Acquired Funds (Balanced Income and Income Builder), Balanced Growth or their shareholders for federal income tax purposes as a result of transactions included in the applicable Reorganization.

The Board of Trustees of Balanced Growth, including a majority of the Independent Trustees of Balanced Growth, also has determined that each Reorganization is in the best interests of Balanced Growth and its shareholders and that the interests of existing shareholders of Balanced Growth will not be diluted as a result thereof. The transactions will result in a reduction in the total annual expense ratio of Balanced Growth and will enable Balanced Growth to acquire investment securities, which are consistent with Balanced Growth's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Finally, the Board considered that even if the benefits enumerated above are not realized, the costs to Balanced Growth are sufficiently minor to warrant taking the opportunity to realize those benefits.

The Reorganization Agreements

The terms and conditions under which each Reorganization would be consummated, as summarized below, are set forth in the applicable Reorganization Agreement. This summary is qualified in its entirety by reference to the Forms of Reorganization Agreement, copies of which are attached as Exhibit A-1 and A-2 to this Proxy Statement and Prospectus. The following discussion applies to each Reorganization and the corresponding Acquired Funds, unless otherwise noted.

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Each Reorganization Agreement provides that (i) the Acquired Fund will transfer all of its assets, including portfolio securities, cash, cash equivalents and receivables to Balanced Growth on the Closing Date in exchange for the assumption by Balanced Growth of stated liabilities of the Acquired Fund, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of such Acquired Fund prepared by the Treasurer of the Acquired Fund as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of the Balanced Growth Shares; (ii) such Balanced Growth Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) the Acquired Fund would be dissolved and de-registered as an investment company under the 1940 Act; and (iv) the outstanding shares of the Acquired Fund would be canceled.

The number of Balanced Growth Shares to be delivered to the Acquired Fund will be determined on the Valuation Date by dividing the aggregate net asset value of each class of shares of the Acquired Fund acquired by Balanced Growth by the net asset value per share of the corresponding class of shares of Balanced Growth. As an illustration, assume that on the Valuation Date Class B shares of the Acquired Fund had an aggregate net asset value of $100,000. If the net asset value per Class B share of Balanced Growth were $10 per share at the close of business on the Valuation Date, the number of Class B shares of Balanced Growth to be issued to the Acquired Fund would be 10,000 ($100,000 ÷ $10). These 10,000 Class B shares of Balanced Growth would be distributed to the former Class B shareholders of the Acquired Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in a Reorganization.

On the Closing Date or as soon as practicable thereafter, the Acquired Fund will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date the Balanced Growth Shares it receives. Each Shareholder will receive the class of shares of Balanced Growth that corresponds to the class of shares of the Acquired Fund currently held by that Shareholder. Accordingly, the Balanced Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Balanced Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of the Acquired Fund, respectively. Balanced Growth will cause its transfer agent to credit and confirm an appropriate number of Balanced Growth Shares to each Shareholder. Certificates for Balanced Growth Shares will be issued only upon written request of a Shareholder and only for whole shares, with fractional shares credited to the name of the Shareholder on the books of Balanced Growth. Shareholders who wish to receive certificates representing their Balanced Growth Shares must, after receipt of their confirmations, make a written request to Balanced Growth's transfer agent, Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311. Shareholders of the Acquired Fund holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of Balanced Growth; however, such Shareholders will not be able to redeem, transfer or exchange the Balanced Growth Shares received until the old certificates have been surrendered.

The Closing Date will be the Valuation Date or the next business day following the Valuation Date. The consummation of the Reorganization is contingent upon its approval by the Shareholders of the Acquired Fund and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by the Acquired Fund or Balanced Growth. The Reorganization Agreement may be amended in any mutually agreeable manner.

Shareholders of each of Balanced Income and Income Builder will vote separately on the Reorganization for that Fund. Each Reorganization is not dependent on the approval of the other.

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The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders, by mutual consent of the Acquired Fund and Balanced Growth. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the Reorganization Agreement by the other party or if, by January 31, 2007, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

Under the Reorganization Agreement, within one year after the Closing Date, the Acquired Fund, shall either pay or make provision for all of its liabilities to former Shareholders of the Acquired Fund that received Balanced Growth Shares. The Acquired Fund shall be deregistered as an investment company and dissolved promptly following the distributions of shares of Balanced Growth to Shareholders of record of the Acquired Fund.

The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of the Acquired Fund (at net asset value on the Valuation Date) and reinvest the proceeds in Balanced Growth Shares at net asset value and without recognition of taxable gain or loss for federal income tax purposes. See ‘‘Tax Aspects of the Reorganizations’’ below. If the Acquired Fund recognizes net gain from the sale of securities prior to the Closing Date, substantially all of such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders on or prior to the Closing Date and will be taxable to Shareholders as capital gain.

Shareholders will continue to be able to redeem their shares of the Acquired Fund at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the business day next preceding the Closing Date. Redemption requests received by the Acquired Fund thereafter will be treated as requests for redemption of shares of Balanced Growth.

Tax Aspects of the Reorganizations

Tax Consequences of each Reorganization to the Shareholders.    Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The following discussion applies to each Reorganization and the corresponding Acquired Funds, unless otherwise noted.

As a condition to each Reorganization, each Acquired Fund and Balanced Growth have requested an opinion of Clifford Chance US LLP to the effect that, based on certain assumptions, facts, the terms of the Reorganization Agreement and representations set forth in the Reorganization Agreement or otherwise provided by the applicable Acquired Fund and Balanced Growth:

1.    The transfer of the assets of the Acquired Fund in exchange for the Balanced Growth Shares and the assumption by Balanced Growth of certain stated liabilities of the Acquired Fund followed by the distribution by the Acquired Fund of the Balanced Growth Shares to Shareholders in exchange for their Acquired Fund shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and the Acquired Fund and Balanced Growth will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

2.    No gain or loss will be recognized by Balanced Growth upon the receipt of the assets of the Acquired Fund solely in exchange for the Balanced Growth Shares and the assumption by Balanced Growth of the stated liabilities of the Acquired Fund;

3.    No gain or loss will be recognized by the Acquired Fund upon the transfer of the assets of the Acquired Fund to Balanced Growth in exchange for the Balanced Growth Shares and the assumption by

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Balanced Growth of the stated liabilities or upon the distribution of Balanced Growth Shares to Shareholders in exchange for their Shares of the Acquired Fund;

4.    No gain or loss will be recognized by Shareholders upon the exchange of the shares of the Acquired Fund for the Balanced Growth Shares;

5.    The aggregate tax basis for the Balanced Growth Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in the Acquired Fund held by each such Shareholder immediately prior to the Reorganization;

6.    The holding period of the Balanced Growth Shares to be received by each Shareholder will include the period during which the shares in the Acquired Fund surrendered in exchange therefor were held (provided such shares in the Acquired Fund were held as capital assets on the date of the Reorganization);

7.    The tax basis of the assets of the Acquired Fund acquired by Balanced Growth will be the same as the tax basis of such assets of the Acquired Fund immediately prior to the applicable Reorganization; and

8.    The holding period of the assets of the Acquired Fund in the hands of Balanced Growth will include the period during which those assets were held by the Acquired Fund.

The advice of counsel is not binding on the Internal Revenue Service (‘‘IRS’’) or the courts and neither the Acquired Funds nor Balanced Growth has sought a ruling with respect to the tax treatment of the applicable Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

Shareholders should consult their tax advisors regarding the effect, if any, of the proposed Reorganizations in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the proposed Reorganizations, Shareholders should also consult their tax advisors as to state and local tax consequences, if any, of the proposed Reorganizations.

Tax Consequences of the Income Builder Reorganization.    Under the Code, the Income Builder Reorganization may result in limitations on the utilization of the capital loss carryovers of Income Builder. The effect of any such limitations will depend on the existence and amount of the capital loss carryovers, built-in capital losses and built-in capital gains of Income Builder at the time of the Income Builder Reorganization. In general, a fund will have built-in capital gains if the fair market value of its assets on the date of the Reorganization exceeds its tax basis in such assets and a fund will have built-in capital losses if its tax basis in its assets exceeds the fair market value of such assets on the date of the Reorganization.

As of its last fiscal year end (September 30, 2005), Income Builder had approximately $28 million of estimated capital loss carryovers. Additionally, as of September 30, 2005, Income Builder had approximately $16 million of built-in capital gains. Under the Code, Income Builder's capital loss carryovers can be carried forward for eight years from the year in which incurred. The capital loss carryovers generally can be used in each of those eight years to offset any capital gains that are realized by the Fund in that year, but only to the extent that such gains exceed the capital losses (if any) that are realized by the Fund in that year. In addition, it is possible that the available capital loss carryovers of Income Builder may be further limited, as a result of transactions undertaken by Income Builder prior to the Reorganization. In general, to the extent that one or more transactions occurring prior to the Reorganization cause a 50% or

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greater change in the direct or indirect ownership of Income Builder during the applicable testing period, Income Builder will have a limited ability to use its capital loss carryovers in all periods following those transactions. These limitations could affect the amount of the capital loss carryovers of Income Builder that may be utilized by the Combined Fund following the Reorganization.

In general, following the Income Builder Reorganization, the Combined Fund's ability to utilize the capital loss carryovers of Income Builder will be subject to the following limitations:

1.    The Combined Fund can utilize the capital loss carryovers of Income Builder to offset against capital gains from sales of assets owned by Income Builder immediately before the Reorganization, but only to the extent that (x) such sales occur within a period ending approximately five years after the Reorganization and (y) the capital gains from such sales do not exceed the built-in capital gains of Income Builder on the date of the Reorganization; and

2.    In addition to being able to utilize the capital loss carryovers of Income Builder as described in paragraph 1, assuming certain continuity of business requirements are satisfied following the Reorganization, the Combined Fund also will be able to utilize a further amount of the capital loss carryovers of Income Builder to offset against other capital gains each year. This amount is determined based on certain facts as of the date of the Reorganization. If the Reorganization had occurred on September 30, 2005, then the additional amount of Income Builder's carryovers that could be utilized each year would have been approximately $7 million per year.

It is uncertain how much of the capital loss carryovers Income Builder would be able to utilize in future years if the Income Builder Reorganization did not occur. The amount of capital loss carryovers that Income Builder could utilize in future years if the Income Builder Reorganization did not occur would depend on, among other things: whether Income Builder participated in some other transaction in the future that resulted in limitations being imposed on Income Builder's utilization of capital loss carryovers; the amount of capital gains that Income Builder would be able to realize in future years before its capital loss carryovers expired; and the amount of capital losses that Income Builder would realize in future years. The Reorganization may result in the Combined Fund being unable to utilize capital loss carryovers that could have been used if the transaction did not occur, but it cannot be determined with certainty to what extent this would be the case.

Description of Shares

Balanced Growth shares to be issued pursuant to each Reorganization Agreement will, when issued, be fully paid and non-assessable by Balanced Growth and transferable without restrictions and will have no preemptive rights. Class B shares of Balanced Growth, like Class B shares of each of the Acquired Funds, have a conversion feature pursuant to which approximately eight years after the date of the original purchase of such shares, the shares will convert automatically to Class A shares, based on the relative net asset values of the two classes. For greater details regarding the conversion feature, including the method by which the eight-year period is calculated and the treatment of reinvested dividends, see ‘‘Share Class Arrangements’’ in each Fund's Prospectus.

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Capitalization Table (unaudited)

The following table sets forth the capitalization of Balanced Growth and each Acquired Fund as of January 31, 2006 and on a pro forma combined basis as if each Reorganization had occurred on that date:

Class A	Net Assets*	Shares Outstanding	Net Asset Value Per Share*
Balanced Income	$22,918,403	1,807,197	$12.68
Income Builder	$59,402,918	4,977,973	$11.93
Balanced Growth	$33,216,508	2,279,990	$14.57
Combined Fund (pro forma).(Balanced Income Reorg only)	$56,090,662	3,852,976	$14.56
Combined Fund (pro forma).(Income Builder Reorg only)	$92,540,944	6,357,061	$14.56
Combined Fund (pro forma).(Both Reorganizations)	$115,472,015	7,930,046	$14.56

Class B
Balanced Income	$103,937,799	8,231,498	$12.63
Income Builder	$64,881,942	5,430,961	$11.95
Balanced Growth	$84,567,622	5,806,573	$14.56
Combined Fund (pro forma).(Balanced Income Reorg only)	$188,353,129	12,945,158	$14.55
Combined Fund (pro forma).(Income Builder Reorg only)	$149,322,943	10,262,750	$14.55
Combined Fund (pro forma).(Both Reorganizations)	$253,243,024	17,401,335	$14.55

Class C
Balanced Income	$40,400,509	3,194,749	$12.65
Income Builder	$20,636,292	1,733,379	$11.91
Balanced Growth	$81,339,493	5,582,638	$14.57
Combined Fund (pro forma).(Balanced Income Reorg only)	$121,645,316	8,355,494	$14.56
Combined Fund (pro forma).(Income Builder Reorg only)	$101,889,399	6,998,993	$14.56
Combined Fund (pro forma).(Both Reorganizations)	$142,295,192	9,771,849	$14.56

Class D
Balanced Income	$1,282,678	101,432	$12.65
Income Builder	$884,150	74,089	$11.93
Balanced Growth	$909,105	62,423	$14.56
Combined Fund (pro forma).(Balanced Income Reorg only)	$2,190,002	150,519	$14.55
Combined Fund (pro forma).(Income Builder Reorg only)	$1,791,736	123,148	$14.55
Combined Fund (pro forma).(Both Reorganizations)	$3,074,180	211,244	$14.55

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Total Class A, B, C, D
Balanced Income	$168,539,389	13,334,876	$12.64
Income Builder	$145,805,302	12,216,402	$11.94
Balanced Growth	$200,032,728	13,731,624	$14.57
Combined Fund (pro forma).(Balanced Income Reorg only)	$368,279,109	25,304,147	$14.55
Combined Fund (pro forma).(Income Builder Reorg only)	$345,545,022	23,741,951	$14.55
Combined Fund (pro forma).(Both Reorganizations)	$514,084,411	35,314,474	$14.56

*	The pro forma net assets and net asset value per share reflect the payment of reorganization expenses as follows:

	Class A	Class B	Class C	Class D
Balanced Income Reorganization Only
Balanced Income	$19,927	$90,370	$35,127	$1,115
Balanced Growth	$24,322	$61,922	$59,559	$666

Income Builder Reorganization Only
Income Builder	$50,347	$54,991	$17,491	$749
Balanced Growth	$28,135	$71,630	$68,895	$770

Both Reorganizations
Balanced Income	$13,055	$59,207	$23,013	$731
Income Builder	$33,838	$36,959	$11,755	$504
Balanced Growth	$18,921	$48,173	$46,334	$518

Appraisal Rights

Shareholders will have no appraisal rights in connection with the Reorganizations.

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

Investment Objectives and Policies

The investment objective of Balanced Income is to seek to provide current income and moderate capital growth. The primary investment objective of Income Builder is to seek reasonable income. As a secondary objective, Income Builder seeks growth of capital. The investment objective of Balanced Growth is to seek to provide capital growth with reasonable current income.

Each of Balanced Income, Income Builder and Balanced Growth is a diversified fund.

Balanced Income

Balanced Income seeks to achieve its investment objective by normally investing at least 80% of its assets in income-producing securities, consisting of (1) fixed-income securities and (2) dividend paying common stocks and securities convertible into common stocks.

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Balanced Income will normally invest at least 60% of its net assets in fixed-income securities. The Fund's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt obligations, bank obligations, investment grade mortgage-backed securities, including CMOs, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include: (i) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; (ii) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration; (iii) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

Balanced Income will normally invest at least 25% of its assets in dividend-paying common stocks and securities convertible into common stocks. The Fund invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Fund investments. These investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts). The Fund may invest in options and futures. The Fund may also invest up to 15% of its net assets in REITs.

Income Builder

Income Builder seeks to achieve its investment objective by normally investing at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock and convertible securities. The Fund may also invest up to 15% of its net assets in REITs.

The Investment Adviser utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies, including ‘‘synthetic’’ and ‘‘exchangeable’’ convertibles. The Fund's investments can also include ‘‘Rule 144A’’ securities, which are subject to resale restrictions, and foreign securities.

The Investment Adviser follows a ‘‘bottom-up’’ approach in the selection of convertible securities for Income Builder. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

Income Builder may invest up to 25% of its net assets in ‘‘exchangeable’’ convertible securities. ‘‘Exchangeable’’ convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced

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participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, ‘‘exchangeable’’ convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

Income Builder may invest up to 10% of its net assets in ‘‘synthetic’’ convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. The Fund's convertible securities may include securities rated lower than investment grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Services Inc. (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser, commonly known as ‘‘junk bonds.’’

Income Builder may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Fund's net assets may be invested in non-convertible fixed-income securities (also commonly known as ‘‘junk bonds’’). The 20% limitation is not applicable to convertible securities.

Up to 20% of Income Builder's net assets may be invested in common stocks that do not pay a dividend. Up to 25% of the Fund's net assets may be invested in foreign securities (including depositary receipts). This limit, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. The Fund may also utilize forward foreign currency exchange contracts. The Fund may also invest in options and futures.

Balanced Growth

Balanced Growth seeks to achieve its investment objective by normally investing at least 60% of its assets in dividend-paying common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Investment Adviser may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

Balanced Growth invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. The Fund's investments may also include securities convertible into common stock, including ‘‘synthetic,’’ ‘‘exchangeable’’ and ‘‘Rule 144A’’ convertible securities. The Fund's common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts). The Fund may also invest up to 15% of its net assets in REITs.

Balanced Growth's investments in fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt, bank obligations, investment grade mortgage-backed securities, including CMOs, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include: (i) U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government; (ii) securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and

36

instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration; (iii) securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation; and (iv) securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

Balanced Growth may invest up to 25% of its net assets in ‘‘exchangeable’’ convertible securities. Exchangeable convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, ‘‘exchangeable’’ convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

Balanced Growth may invest up to 10% of its net assets in ‘‘synthetic’’ convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer. The Fund's convertible securities may include securities rated lower than investment grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. or Moody's Investors Services Inc. (but not below B) or, if unrated, of comparable quality as determined by the Investment Adviser, commonly known as ‘‘junk bonds.’’

Balanced Growth may also invest in options and futures.

All Funds

The investment policies of each Acquired Fund and Balanced Growth are not fundamental and may be changed by the Board of each Fund. The foregoing discussion is a summary of the principal differences and similarities between the investment policies of the Funds. For a more complete discussion of each Fund's policies, see ‘‘Principal Investment Strategies’’ and ‘‘Additional Investment Strategy Information’’ in each Fund's Prospectus and ‘‘Description of the Fund and Its Investments and Risks’’ in each Fund's Statement of Additional Information.

Investment Restrictions

The investment restrictions adopted by each Acquired Fund and Balanced Growth as fundamental policies are substantially similar, except Income Builder may lend its portfolio securities and neither Balanced Income nor Balanced Growth may engage in securities lending. The investment restrictions are summarized under the caption ‘‘Description of the Fund and Its Investments and Risks — Fund Policies/Investment Restrictions’’ in their respective Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a Fund, as defined in the 1940 Act.

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ADDITIONAL INFORMATION ABOUT EACH FUND

General

For a discussion of the organization and operation of each Acquired Fund and Balanced Growth, see ‘‘Fund Management,’’ ‘‘Investment Objective(s)’’ and ‘‘Principal Investment Strategies’’ in their respective Prospectuses, and ‘‘Fund History’’ in their respective Statements of Additional Information.

Financial Information

For certain financial information about each Acquired Fund and Balanced Growth, see ‘‘Financial Highlights’’ in their respective Annual Reports and ‘‘Past Performance’’ in their respective Prospectuses.

Management

For information about the Board of Trustees, Investment Adviser and the Distributor of each Acquired Fund and Balanced Growth, see ‘‘Fund Management’’ in their respective Prospectuses and ‘‘Management of the Fund’’ in their respective Statements of Additional Information.

Description of Securities and Shareholder Inquiries

For a description of the nature and most significant attributes of shares of each Acquired Fund and Balanced Growth, and information regarding shareholder inquiries, see ‘‘Capital Stock and Other Securities’’ and ‘‘Management of the Fund — Management Information — Shareholder Communications’’ in their respective Statements of Additional Information.

Dividends, Distributions and Taxes

For a discussion of each Acquired Fund's and Balanced Growth's policies with respect to dividends, distributions and taxes, see ‘‘Distributions’’ and ‘‘Tax Consequences’’ in their respective Prospectuses as well as the discussion herein under ‘‘Synopsis — Tax Consequences of the Reorganization,’’ ‘‘Synopsis — Comparison of each Acquired Fund (Balanced Income and Income Builder) and Balanced Growth — Dividends’’ and ‘‘The Reorganizations — Tax Aspects of the Reorganizations.’’

Purchases, Repurchases and Redemptions

For a discussion of how each Acquired Fund's and Balanced Growth's shares may be purchased, repurchased and redeemed, see ‘‘How to Buy Shares,’’ ‘‘How to Exchange Shares’’ and ‘‘How to Sell Shares’’ in their respective Prospectuses and the discussion herein under ‘‘Synopsis — Comparison of each Acquired Fund (Balanced Income and Income Builder) and Balanced Growth — Purchases, Exchanges and Redemptions.’’

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of (i) Balanced Income, for the fiscal year ended January 31, 2006, (ii) Income Builder, for the fiscal year ended September 30, 2005 and (iii) Balanced Growth, for the fiscal year ended January 31, 2006, that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14 of which this Proxy Statement and Prospectus forms a part, have been audited by Deloitte & Touche LLP, each Fund's independent registered public accounting firm. The financial statements are incorporated by reference in reliance upon such reports given upon the authority of said firm as experts in accounting and auditing.

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LEGAL MATTERS

Certain legal matters concerning the issuance of shares of Balanced Growth will be passed upon by Clifford Chance US LLP, New York, New York. Such firm will rely on Dechert LLP, Massachusetts counsel to the Fund, as to matters of Massachusetts law.

AVAILABLE INFORMATION

Additional information about each Fund is available, as applicable, in the following documents which are incorporated herein by reference: (i) Balanced Growth's Prospectus dated May 27, 2005, as supplemented, attached to this Proxy Statement and Prospectus as Exhibit B, which Prospectus forms a part of Post-Effective Amendment No. 14 to Balanced Growth's Registration Statement on Form N-1A (File Nos. 33-56853; 811-7245); (ii) Balanced Growth's Annual Report for its fiscal year ended January 31, 2006, accompanying this Proxy Statement and Prospectus; (iii) Balanced Income's Prospectus dated May 27, 2005, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 14 to Balanced Income's Registration Statement on Form N-1A (File Nos. 33-56851; 811-7243); (iv) Balanced Income's Annual Report for its fiscal year ended January 31, 2006; (v) Income Builder's Prospectus dated January 27, 2006, as supplemented, which Prospectus forms a part of Post-Effective Amendment No. 13 to Income Builder's Registration Statement on Form N-1A (File Nos. 333-01995; 811-7575); and (viii) Income Builder's Annual Report for its fiscal year ended September 30, 2005. The foregoing documents may be obtained without charge by calling (800) 869-NEWS (toll-free).

Balanced Income, Income Builder and Balanced Growth each are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about each Fund which are of public record can be viewed and copied at the Commission's Public Reference Room in Washington, D.C. Information about the Reference Room's operations may be obtained by calling the Commission at (202) 551-8090. Reports and other information about each Fund are available on the EDGAR Database on the Commission's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102.

OTHER BUSINESS

Management of each of the Acquired Funds (Balanced Income and Income Builder) knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

By Order of the Board of Trustees
Mary E. Mullin, Secretary

May 18, 2006

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EXHIBIT A-1

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the ‘‘Agreement’’) is made as of this 6th day of February, 2006, by and between MORGAN STANLEY BALANCED GROWTH FUND* , a Massachusetts business trust (‘‘Balanced Growth’’), and MORGAN STANLEY BALANCED INCOME FUND, a Massachusetts business trust (‘‘Balanced Income’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (the ‘‘Reorganization’’) will consist of the transfer to Balanced Growth of substantially all of the assets of Balanced Income in exchange for the assumption by Balanced Growth of all stated liabilities of Balanced Income and the issuance by Balanced Growth of shares of beneficial interest, par value $0.01 per share (the ‘‘Balanced Growth Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Balanced Income in liquidation of Balanced Income as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF BALANCED INCOME

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Balanced Income agrees to assign, deliver and otherwise transfer the Balanced Income Assets (as defined in paragraph 1.2) to Balanced Growth and Balanced Growth agrees in exchange therefor to assume all of Balanced Income's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Balanced Income the number of Balanced Growth Shares, including fractional Balanced Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the ‘‘Closing’’).

1.2 (a) The ‘‘Balanced Income Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Balanced Income, and any deferred or prepaid expenses shown as an asset on Balanced Income's books on the Valuation Date.

(b) On or prior to the Valuation Date, Balanced Income will provide Balanced Growth with a list of all of Balanced Income's assets to be assigned, delivered and otherwise transferred to Balanced Growth and a list of the stated liabilities to be assumed by Balanced Growth pursuant to this Agreement. Balanced Income reserves the right to sell any of the securities on such list but will not, without the prior approval of Balanced Growth, acquire any additional securities other than securities of the type in which Balanced Growth is permitted to invest and in amounts agreed to in writing by Balanced Growth. Balanced Growth will, within a reasonable time prior to the Valuation Date, furnish Balanced Income with a statement of Balanced Growth's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Balanced Growth's investment objective, policies and restrictions. In the event that Balanced Income holds any investments that Balanced Growth is not permitted to hold, Balanced Income will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of

*	To be renamed Morgan Stanley Balanced Fund upon completion of the Reorganization.

A-1-1

Balanced Income and Balanced Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed upon Balanced Growth with respect to such investments, Balanced Income if requested by Balanced Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3 Balanced Income will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Balanced Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Balanced Income prepared by the Treasurer of Balanced Income as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 In order for Balanced Income to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Balanced Income will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of substantially all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5 On the Closing Date or as soon as practicable thereafter, Balanced Income will distribute Balanced Growth Shares received by Balanced Income pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Balanced Income Shareholders’’). Each Balanced Income Shareholder will receive the class of shares of Balanced Growth that corresponds to the class of shares of Balanced Income currently held by that Balanced Income Shareholder. Accordingly, the Balanced Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Balanced Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Balanced Income, respectively. Such distribution will be accomplished by an instruction, signed by Balanced Income's Secretary, to transfer Balanced Growth Shares then credited to Balanced Income's account on the books of Balanced Growth to open accounts on the books of Balanced Growth in the names of the Balanced Income Shareholders and representing the respective pro rata number of Balanced Growth Shares due such Balanced Income Shareholders. All issued and outstanding shares of Balanced Income simultaneously will be canceled on Balanced Income's books; however, share certificates representing interests in Balanced Income will represent a number of Balanced Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Balanced Growth will issue certificates representing Balanced Growth Shares in connection with such exchange only upon the written request of a Balanced Income Shareholder.

1.6 Ownership of Balanced Growth Shares will be shown on the books of Balanced Growth's transfer agent. Balanced Growth Shares will be issued in the manner described in Balanced Growth's current Prospectus and Statement of Additional Information.

1.7 Any transfer taxes payable upon issuance of Balanced Growth Shares in a name other than the registered holder of Balanced Growth Shares on Balanced Income's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Balanced Growth Shares are to be issued and transferred.

1.8 Any reporting responsibility of Balanced Income is and shall remain the responsibility of Balanced Income up to and including the date on which Balanced Income is dissolved and deregistered pursuant to paragraph 1.9.

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1.9 Within one year after the Closing Date, Balanced Income shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Balanced Income, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Balanced Income for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Balanced Income shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10 Copies of all books and records maintained on behalf of Balanced Income in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Balanced Growth or their designee, and Balanced Growth or its designee shall comply with applicable record retention requirements to which Balanced Income is subject under the 1940 Act.

2.	VALUATION

2.1 The value of the Balanced Income Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Balanced Income of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Balanced Growth's then current Prospectus and Statement of Additional Information.

2.2 The net asset value of a Balanced Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Balanced Growth's then current Prospectus and Statement of Additional Information.

2.3 The number of Balanced Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Balanced Income shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Balanced Growth (determined in accordance with paragraph 2.2).

2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Balanced Growth. Balanced Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1 The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2 Portfolio securities held by Balanced Income and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Balanced Growth, for examination no later than five business days preceding the Valuation

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Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Balanced Income to the Custodian for the account of Balanced Growth on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Balanced Growth Fund.’’

3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Balanced Growth and Balanced Income, accurate appraisal of the value of the net assets of Balanced Growth or the Balanced Income Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 If requested, Balanced Income shall deliver to Balanced Growth or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Balanced Income Shareholders and the number and percentage ownership of outstanding Balanced Income shares owned by each such Balanced Income Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Balanced Income Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Balanced Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Balanced Growth Shares to be credited on the Closing Date to Balanced Income or provide evidence satisfactory to Balanced Income that such Balanced Growth Shares have been credited to Balanced Income's account on the books of Balanced Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF BALANCED GROWTH AND BALANCED INCOME

4.1 Except as otherwise expressly provided herein with respect to Balanced Income, Balanced Growth and Balanced Income each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2 Balanced Growth will prepare and file with the Securities and Exchange Commission (‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (‘‘1933 Act’’), relating to Balanced Growth Shares (‘‘Registration Statement’’). Balanced Income will provide Balanced Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Balanced Income will further provide Balanced Growth with such other information and documents relating to Balanced Income as are reasonably necessary for the preparation of the Registration Statement.

4.3 Balanced Income will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Balanced Income will prepare the notice of meeting, form of proxy and proxy statement (collectively,

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‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Balanced Growth will furnish Balanced Income with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Balanced Growth as is reasonably necessary for the preparation of the Proxy Materials.

4.4 Balanced Income will assist Balanced Growth in obtaining such information as Balanced Growth reasonably requests concerning the beneficial ownership of Balanced Income shares.

4.5 Subject to the provisions of this Agreement, Balanced Growth and Balanced Income will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6 Balanced Income shall furnish or cause to be furnished to Balanced Growth within 30 days after the Closing Date a statement of Balanced Income's assets and liabilities as of the Closing Date, which statement shall be certified by Balanced Income's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Balanced Income shall furnish Balanced Growth, in such form as is reasonably satisfactory to Balanced Growth, a statement certified by Balanced Income's Treasurer of Balanced Income's earnings and profits for federal income tax purposes that will be carried over to Balanced Growth pursuant to Section 381 of the Code.

4.7 As soon after the Closing Date as is reasonably practicable, Balanced Income (a) shall prepare and file all federal and other tax returns and reports of Balanced Income required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8 Balanced Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Balanced Growth represents and warrants to Balanced Income as follows:

(a) Balanced Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Balanced Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Balanced Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Balanced Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Balanced Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Balanced Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and

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the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Balanced Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Balanced Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Balanced Growth is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Balanced Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Balanced Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended January 31, 2006, of Balanced Growth audited by Deloitte & Touche LLP, Balanced Growth's independent registered public accounting firm (copies of which will be furnished to Balanced Income), fairly present, in all material respects, Balanced Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Balanced Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Balanced Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Balanced Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Balanced Growth, and this Agreement constitutes a valid and binding obligation of Balanced Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Balanced Growth's performance of this Agreement;

(j) Balanced Growth Shares to be issued and delivered to Balanced Income, for the account of the Balanced Income Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Balanced Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

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(k) All material federal and other tax returns and reports of Balanced Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Balanced Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Balanced Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Balanced Growth to continue to meet the requirements of Subchapter M of the Code;

(m) Since January 31, 2006, there has been no change by Balanced Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n) The information furnished or to be furnished by Balanced Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Balanced Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Balanced Income represents and warrants to Balanced Growth as follows:

(a) Balanced Income is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Balanced Income is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of beneficial interest of Balanced Income have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Balanced Income are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Balanced Income is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Balanced Income conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Balanced Income is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Balanced Income's Declaration of Trust or

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By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Balanced Income is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Balanced Income or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Balanced Income knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Balanced Income for the fiscal year ended January  31, 2006, audited by Deloitte & Touche LLP, Balanced Income's independent registered public accounting firm (copies of which have been or will be furnished to Balanced Growth), fairly present, in all material respects, Balanced Income's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Balanced Income (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) Balanced Income has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i) All issued and outstanding shares of Balanced Income are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Income's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Balanced Income does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Balanced Growth pursuant to paragraph 3.4;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Balanced Income, and subject to the approval of Balanced Income's shareholders, this Agreement constitutes a valid and binding obligation of Balanced Income, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Balanced Income's performance of this Agreement;

(k) All material federal and other tax returns and reports of Balanced Income required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Balanced Income's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Balanced Income has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and

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neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Balanced Income to continue to meet the requirements of Subchapter M of the Code;

(m) At the Closing Date, Balanced Income will have good and valid title to the Balanced Income Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Balanced Income which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Balanced Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n) On the effective date of the Registration Statement, at the time of the meeting of Balanced Income's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Balanced Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Balanced Income for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o) Balanced Income will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders substantially all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p) Balanced Income has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q) Balanced Income is not acquiring Balanced Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF BALANCED INCOME

The obligations of Balanced Income to consummate the transactions provided for herein shall be subject, at its election, to the performance by Balanced Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of Balanced Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Balanced Growth shall have delivered to Balanced Income a certificate of its President and Treasurer, in a form reasonably satisfactory to Balanced Income and dated as of the Closing Date, to the effect that the representations and warranties of Balanced Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Balanced Income shall reasonably request;

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6.3 Balanced Income shall have received a favorable opinion from Clifford Chance US LLP, counsel to Balanced Growth, dated as of the Closing Date, to the effect that:

(a) Balanced Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Balanced Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Balanced Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Balanced Income, is a valid and binding obligation of Balanced Growth enforceable against Balanced Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Balanced Growth Shares to be issued to Balanced Income Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Growth's current Statement of Additional Information), and no shareholder of Balanced Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Balanced Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Balanced Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Balanced Growth's 12b-1 plan of distribution from those described in Balanced Growth's Prospectus dated May 27, 2005, as supplemented, and Statement of Additional Information dated May 27, 2005, as supplemented.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF BALANCED GROWTH

The obligations of Balanced Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Balanced Income of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Balanced Income contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Balanced Income shall have delivered to Balanced Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Balanced Growth and dated as of the Closing Date, to the effect that the representations and warranties of Balanced Income made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Balanced Growth shall reasonably request;

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7.3 Balanced Income shall have delivered to Balanced Growth a statement of the Balanced Income Assets and its liabilities, together with a list of Balanced Income's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Balanced Income;

7.4 Balanced Growth shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Balanced Income, dated as of the Closing Date to the effect that:

(a) Balanced Income is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Balanced Income is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Balanced Income and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Balanced Growth, is a valid and binding obligation of Balanced Income enforceable against Balanced Income in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Balanced Income's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Balanced Income of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5 On the Closing Date, the Balanced Income Assets shall include no assets that Balanced Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF BALANCED GROWTH AND BALANCED INCOME

The obligations of Balanced Income and Balanced Growth hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Balanced Income in accordance with the provisions of Balanced Income's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Balanced Growth;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Balanced Growth or Balanced Income to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Balanced Growth or Balanced Income;

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8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Balanced Income shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Balanced Income Shareholders substantially all of Balanced Income's investment company taxable income (computed without regard to any deduction for dividends paid) and substantially all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6 The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Balanced Growth and Balanced Income, which opinion may be relied upon by the shareholders of Balanced Income, substantially to the effect that, for federal income tax purposes:

(a) The transfer of Balanced Income's assets in exchange for Balanced Growth Shares and the assumption by Balanced Growth of certain stated liabilities of Balanced Income followed by the distribution by Balanced Income of Balanced Growth Shares to the Balanced Income Shareholders in exchange for their Balanced Income shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Balanced Income and Balanced Growth will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Balanced Growth upon the receipt of the assets of Balanced Income solely in exchange for Balanced Growth Shares and the assumption by Balanced Growth of the stated liabilities of Balanced Income;

(c) No gain or loss will be recognized by Balanced Income upon the transfer of the assets of Balanced Income to Balanced Growth in exchange for Balanced Growth Shares and the assumption by Balanced Growth of the stated liabilities or upon the distribution of Balanced Growth Shares to the Balanced Income Shareholders in exchange for their Balanced Income shares;

(d) No gain or loss will be recognized by the Balanced Income Shareholders upon the exchange of the Balanced Income shares for Balanced Growth Shares;

(e) The aggregate tax basis for Balanced Growth Shares received by each Balanced Income Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Balanced Income Shares held by each such Balanced Income Shareholder immediately prior to the Reorganization;

(f) The holding period of Balanced Growth Shares to be received by each Balanced Income Shareholder will include the period during which the Balanced Income Shares surrendered in exchange therefor were held (provided such Balanced Income Shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the assets of Balanced Income acquired by Balanced Growth will be the same as the tax basis of such assets to Balanced Income immediately prior to the Reorganization; and

(h) The holding period of the assets of Balanced Income in the hands of Balanced Growth will include the period during which those assets were held by Balanced Income.

Notwithstanding anything herein to the contrary, neither Balanced Growth nor Balanced Income may waive the conditions set forth in this paragraph 8.6.

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9.	FEES AND EXPENSES

9.1 (a) Balanced Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal and accounting fees, and printing, filing and proxy solicitation expenses. Balanced Income shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses.

(b) In the event the transactions contemplated herein are not consummated by reason of Balanced Income being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Balanced Income's obligations specified in this Agreement), Balanced Income's only obligation hereunder shall be to reimburse Balanced Growth for all reasonable out-of-pocket fees and expenses incurred by Balanced Growth in connection with those transactions.

(c) In the event the transactions contemplated herein are not consummated by reason of Balanced Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Balanced Growth's obligations specified in this Agreement), Balanced Growth's only obligation hereunder shall be to reimburse Balanced Income for all reasonable out-of-pocket fees and expenses incurred by Balanced Income in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Balanced Income hereunder shall not survive the dissolution and complete liquidation of Balanced Income in accordance with Section 1.9.

11.	TERMINATION

11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Balanced Income and Balanced Growth;

(b) by either Balanced Growth or Balanced Income by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 31, 2007; or

(c) by either Balanced Growth or Balanced Income, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Balanced Income shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Balanced

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Growth or Balanced Income, or the trustees or officers of Balanced Growth or Balanced Income, to any other party or its trustees or officers.

(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Balanced Growth or Balanced Income, or the trustees or officers of Balanced Growth or Balanced Income, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The obligations and liabilities of Balanced Growth hereunder are solely those of Balanced Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Balanced Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Balanced Growth and signed by authorized officers of Balanced Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6 The obligations and liabilities of Balanced Income hereunder are solely those of Balanced Income. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Balanced Income shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Balanced Income and signed by authorized officers of Balanced Income acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY BALANCED INCOME FUND

By:	/s/ Ronald E. Robison

Name:	Ronald E. Robison
Title:	President and Principal Executive Officer

MORGAN STANLEY BALANCED GROWTH FUND

By:	/s/ Amy R. Doberman Name: Amy R. Doberman Title: Vice President

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EXHIBIT A-2

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the ‘‘Agreement’’) is made as of this 6th day of February, 2006, by and between MORGAN STANLEY BALANCED GROWTH FUND *, a Massachusetts business trust (‘‘Balanced Growth’’), and MORGAN STANLEY INCOME BUILDER FUND, a Massachusetts business trust (‘‘Income Builder’’).

This Agreement is intended to be and is adopted as a ‘‘plan of reorganization’’ within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’). The reorganization (the ‘‘Reorganization’’) will consist of the transfer to Balanced Growth of substantially all of the assets of Income Builder in exchange for the assumption by Balanced Growth of all stated liabilities of Income Builder and the issuance by Balanced Growth of shares of beneficial interest, par value $0.01 per share (the ‘‘Balanced Growth Shares’’), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Income Builder in liquidation of Income Builder as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	THE REORGANIZATION AND LIQUIDATION OF INCOME BUILDER

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Income Builder agrees to assign, deliver and otherwise transfer the Income Builder Assets (as defined in paragraph 1.2) to Balanced Growth and Balanced Growth agrees in exchange therefor to assume all of Income Builder's stated liabilities on the Closing Date as set forth in paragraph 1.3 and to deliver to Income Builder the number of Balanced Growth Shares, including fractional Balanced Growth Shares, determined in the manner set forth in paragraph 2.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the ‘‘Closing’’).

1.2 (a) The ‘‘Income Builder Assets’’ shall consist of all property, including without limitation, all cash, cash equivalents, securities and dividend and interest receivables owned by Income Builder, and any deferred or prepaid expenses shown as an asset on Income Builder's books on the Valuation Date.

(b) On or prior to the Valuation Date, Income Builder will provide Balanced Growth with a list of all of Income Builder's assets to be assigned, delivered and otherwise transferred to Balanced Growth and a list of the stated liabilities to be assumed by Balanced Growth pursuant to this Agreement. Income Builder reserves the right to sell any of the securities on such list but will not, without the prior approval of Balanced Growth, acquire any additional securities other than securities of the type in which Balanced Growth is permitted to invest and in amounts agreed to in writing by Balanced Growth. Balanced Growth will, within a reasonable time prior to the Valuation Date, furnish Income Builder with a statement of Balanced Growth's investment objective, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to Balanced Growth's investment objective, policies and restrictions. In the event that Income Builder holds any investments that Balanced Growth is not permitted to hold, Income Builder will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Income Builder and Balanced Growth, when aggregated, would contain investments exceeding certain percentage limitations imposed

*	To be renamed Morgan Stanley Balanced Fund upon completion of the Reorganization.

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upon Balanced Growth with respect to such investments, Income Builder if requested by Balanced Growth will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

1.3 Income Builder will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. Balanced Growth will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Income Builder prepared by the Treasurer of Income Builder as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

1.4 In order for Income Builder to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its dissolution, Income Builder will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

1.5 On the Closing Date or as soon as practicable thereafter, Income Builder will distribute Balanced Growth Shares received by Income Builder pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date (‘‘Income Builder Shareholders’’). Each Income Builder Shareholder will receive the class of shares of Balanced Growth that corresponds to the class of shares of Income Builder currently held by that Income Builder Shareholder. Accordingly, the Balanced Growth Shares will be distributed as follows: each of the Class A, Class B, Class C and Class D shares of Balanced Growth will be distributed to holders of Class A, Class B, Class C and Class D shares of Income Builder, respectively. Such distribution will be accomplished by an instruction, signed by Income Builder's Secretary, to transfer Balanced Growth Shares then credited to Income Builder's account on the books of Balanced Growth to open accounts on the books of Balanced Growth in the names of the Income Builder Shareholders and representing the respective pro rata number of Balanced Growth Shares due such Income Builder Shareholders. All issued and outstanding shares of Income Builder simultaneously will be canceled on Income Builder's books; however, share certificates representing interests in Income Builder will represent a number of Balanced Growth Shares after the Closing Date as determined in accordance with paragraph 2.3. Balanced Growth will issue certificates representing Balanced Growth Shares in connection with such exchange only upon the written request of an Income Builder Shareholder.

1.6 Ownership of Balanced Growth Shares will be shown on the books of Balanced Growth's transfer agent. Balanced Growth Shares will be issued in the manner described in Balanced Growth's current Prospectus and Statement of Additional Information.

1.7 Any transfer taxes payable upon issuance of Balanced Growth Shares in a name other than the registered holder of Balanced Shares on Income Builder's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom Balanced Growth Shares are to be issued and transferred.

1.8 Any reporting responsibility of Income Builder is and shall remain the responsibility of Income Builder up to and including the date on which Income Builder is dissolved and deregistered pursuant to paragraph 1.9.

1.9 Within one year after the Closing Date, Income Builder shall pay or make provision for the payment of all its liabilities and taxes. If and to the extent that any trust, escrow account, or other similar

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entity continues after the close of such one-year period in connection either with making provision for payment of liabilities or taxes or with distributions to shareholders of Income Builder, such entity shall either (i) qualify as a liquidating trust under Section 7701 of the Code (and applicable Treasury Regulations thereunder) or other entity which does not constitute a continuation of Income Builder for federal income tax purposes, or (ii) be subject to a waiver under Section 368(a)(2)(G)(ii) of the complete distribution requirement of Section 368(a)(2)(G)(i) of the Code. Income Builder shall be dissolved as a Massachusetts business trust and deregistered as an investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’), promptly following the making of all distributions pursuant to paragraph 1.5 (and, in any event, within one year after the Closing Date).

1.10 Copies of all books and records maintained on behalf of Income Builder in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly be delivered after the Closing to officers of Balanced Growth or their designee, and Balanced Growth or its designee shall comply with applicable record retention requirements to which Income Builder is subject under the 1940 Act.

2.	VALUATION

2.1 The value of the Income Builder Assets shall be the value of such assets computed as of 4:00 p.m. on the New York Stock Exchange on the third business day following the receipt of the requisite approval by shareholders of Income Builder of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the ‘‘Valuation Date’’), using the valuation procedures set forth in Balanced Growth's then current Prospectus and Statement of Additional Information.

2.2 The net asset value of a Balanced Growth Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Balanced Growth's then current Prospectus and Statement of Additional Information.

2.3 The number of Balanced Growth Shares (including fractional shares, if any) to be issued hereunder shall be determined, with respect to each class, by dividing the aggregate net asset value of each class of Income Builder shares (determined in accordance with paragraph 2.1) by the net asset value per share of the corresponding class of shares of Balanced Growth (determined in accordance with paragraph 2.2).

2.4 All computations of value shall be made by Morgan Stanley Services Company Inc. (‘‘Morgan Stanley Services’’) in accordance with its regular practice in pricing Balanced Growth. Balanced Growth shall cause Morgan Stanley Services to deliver a copy of its valuation report at the Closing.

3.	CLOSING AND CLOSING DATE

3.1 The Closing shall take place on the Valuation Date or on the next business day following the Valuation Date (the ‘‘Closing Date’’). The Closing shall be held as of 9:00 a.m. New York time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. New York time on the Closing Date unless otherwise provided.

3.2 Portfolio securities held by Income Builder and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Bank of New York (the ‘‘Custodian’’), as custodian for Balanced Growth, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Income Builder to the Custodian for the account of Balanced Growth on or before the Closing Date in conformity

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with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of ‘‘The Bank of New York, Custodian for Morgan Stanley Balanced Growth Fund.’’

3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Balanced Growth and Income Builder, accurate appraisal of the value of the net assets of Balanced Growth or the Income Builder Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

3.4 If requested, Income Builder shall deliver to Balanced Growth or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Income Builder Shareholders and the number and percentage ownership of outstanding Income Builder shares owned by each such Income Builder Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Income Builder Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Balanced Growth shall issue and deliver to such Secretary a confirmation evidencing delivery of Balanced Growth Shares to be credited on the Closing Date to Income Builder or provide evidence satisfactory to Income Builder that such Balanced Growth Shares have been credited to Income Builder's account on the books of Balanced Growth. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.	COVENANTS OF BALANCED GROWTH AND INCOME BUILDER

4.1 Except as otherwise expressly provided herein with respect to Income Builder, Balanced Growth and Income Builder each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

4.2 Balanced Growth will prepare and file with the Securities and Exchange Commission (‘‘Commission’’) a registration statement on Form N-14 under the Securities Act of 1933, as amended (‘‘1933 Act’’), relating to Balanced Growth Shares (‘‘Registration Statement’’). Income Builder will provide Balanced Growth with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Income Builder will further provide Balanced Growth with such other information and documents relating to Income Builder as are reasonably necessary for the preparation of the Registration Statement.

4.3 Income Builder will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Income Builder will prepare the notice of meeting, form of proxy and proxy statement (collectively, ‘‘Proxy Materials’’) to be used in connection with such meeting; provided that Balanced Growth will furnish

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Income Builder with its currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to Balanced Growth as is reasonably necessary for the preparation of the Proxy Materials.

4.4 Income Builder will assist Balanced Growth in obtaining such information as Balanced Growth reasonably requests concerning the beneficial ownership of Income Builder shares.

4.5 Subject to the provisions of this Agreement, Balanced Growth and Income Builder will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

4.6 Income Builder shall furnish or cause to be furnished to Balanced Growth within 30 days after the Closing Date a statement of Income Builder's assets and liabilities as of the Closing Date, which statement shall be certified by Income Builder's Treasurer and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Income Builder shall furnish Balanced Growth, in such form as is reasonably satisfactory to Balanced Growth, a statement certified by Income Builder's Treasurer of Income Builder's earnings and profits for federal income tax purposes that will be carried over to Balanced Growth pursuant to Section 381 of the Code.

4.7 As soon after the Closing Date as is reasonably practicable, Income Builder (a) shall prepare and file all federal and other tax returns and reports of Income Builder required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

4.8 Balanced Growth agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.	REPRESENTATIONS AND WARRANTIES

5.1 Balanced Growth represents and warrants to Income Builder as follows:

(a) Balanced Growth is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Balanced Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of Balanced Growth have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of Balanced Growth are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Balanced Growth is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Balanced Growth conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state

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any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Balanced Growth is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Balanced Growth's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Balanced Growth is a party or by which it is bound;

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Balanced Growth or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Balanced Growth knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights for the fiscal year ended January 31, 2006, of Balanced Growth audited by Deloitte & Touche LLP, Balanced Growth's independent registered public accounting firm (copies of which will be furnished to Income Builder), fairly present, in all material respects, Balanced Growth's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there will be no known liabilities of Balanced Growth (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) All issued and outstanding Balanced Growth Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information that forms a part of this Registration Statement. Balanced Growth does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

(i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of Balanced Growth, and this Agreement constitutes a valid and binding obligation of Balanced Growth enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Balanced Growth's performance of this Agreement;

(j) Balanced Growth Shares to be issued and delivered to Income Builder, for the account of the Income Builder Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Balanced Growth Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Growth's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement;

(k) All material federal and other tax returns and reports of Balanced Growth required by law to be filed on or before the Closing Date have been filed and are correct, and all federal and other

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taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Balanced Growth's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Balanced Growth has met the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Balanced Growth to continue to meet the requirements of Subchapter M of the Code;

(m) Since January 31, 2006, there has been no change by Balanced Growth in accounting methods, principles, or practices, including those required by generally accepted accounting principles;

(n) The information furnished or to be furnished by Balanced Growth for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto; and

(o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to Balanced Growth) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

5.2 Income Builder represents and warrants to Balanced Growth as follows:

(a) Income Builder is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

(b) Income Builder is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

(c) All of the issued and outstanding shares of beneficial interest of Income Builder have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Income Builder are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Income Builder is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

(d) The current Prospectus and Statement of Additional Information of Income Builder conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(e) Income Builder is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of Income Builder's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which Income Builder is a party or by which it is bound;

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(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Income Builder or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Income Builder knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

(g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Income Builder for the fiscal year ended September 30, 2005, audited by Deloitte & Touche LLP, Income Builder's independent registered public accounting firm (copies of which have been or will be furnished to Balanced Growth), fairly present, in all material respects, Income Builder's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there were no known liabilities of Income Builder (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

(h) Income Builder has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

(i) All issued and outstanding shares of Income Builder are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Income Builder's current Statement of Additional Information incorporated by reference in the Statement of Additional Information to this Registration Statement. Income Builder does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to Balanced Growth pursuant to paragraph 3.4;

(j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Income Builder, and subject to the approval of Income Builder's shareholders, this Agreement constitutes a valid and binding obligation of Income Builder, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with Income Builder's performance of this Agreement;

(k) All material federal and other tax returns and reports of Income Builder required by law to be filed on or before the Closing Date shall have been filed and are correct and all federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Income Builder's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

(l) For each taxable year since its inception, Income Builder has met all the requirements of Subchapter M of the Code for qualification and treatment as a ‘‘regulated investment company’’ and neither the execution or delivery of nor the performance of its obligations under this Agreement will

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adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Income Builder to continue to meet the requirements of Subchapter M of the Code;

(m) At the Closing Date, Income Builder will have good and valid title to the Income Builder Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Income Builder which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, Balanced Growth will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

(n) On the effective date of the Registration Statement, at the time of the meeting of Income Builder's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective Balanced Growth Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the ‘‘1934 Act’’), and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Income Builder for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

(o) Income Builder will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

(p) Income Builder has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the rules thereunder; and

(q) Income Builder is not acquiring Balanced Growth Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF INCOME BUILDER

The obligations of Income Builder to consummate the transactions provided for herein shall be subject, at its election, to the performance by Balanced Growth of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1 All representations and warranties of Balanced Growth contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2 Balanced Growth shall have delivered to Income Builder a certificate of its President and Treasurer, in a form reasonably satisfactory to Income Builder and dated as of the Closing Date, to the effect that the representations and warranties of Balanced Growth made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Income Builder shall reasonably request;

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6.3 Income Builder shall have received a favorable opinion from Clifford Chance US LLP, counsel to Balanced Growth, dated as of the Closing Date, to the effect that:

(a) Balanced Growth is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Balanced Growth is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Balanced Growth and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Income Builder, is a valid and binding obligation of Balanced Growth enforceable against Balanced Growth in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) Balanced Growth Shares to be issued to Income Builder Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued, fully paid and non-assessable (except as set forth under the caption ‘‘Capital Stock and Other Securities’’ in Balanced Growth's current Statement of Additional Information), and no shareholder of Balanced Growth has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Balanced Growth's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Balanced Growth of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment advisory fees or annual fees pursuant to Balanced Growth's 12b-1 plan of distribution from those described in Balanced Growth's Prospectus dated May 27, 2005, as supplemented, and Statement of Additional Information dated May 27, 2005, as supplemented.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF BALANCED GROWTH

The obligations of Balanced Growth to complete the transactions provided for herein shall be subject, at its election, to the performance by Income Builder of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1 All representations and warranties of Income Builder contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2 Income Builder shall have delivered to Balanced Growth at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to Balanced Growth and dated as of the Closing Date, to the effect that the representations and warranties of Income Builder made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Balanced Growth shall reasonably request;

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7.3 Income Builder shall have delivered to Balanced Growth a statement of the Income Builder Assets and its liabilities, together with a list of Income Builder's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Income Builder;

7.4 Balanced Growth shall have received at the Closing a favorable opinion from Clifford Chance US LLP, counsel to Income Builder, dated as of the Closing Date to the effect that:

(a) Income Builder is a validly existing Massachusetts business trust and has the power to own all of its properties and assets and to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) Income Builder is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Income Builder and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Balanced Growth, is a valid and binding obligation of Income Builder enforceable against Income Builder in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate Income Builder's Declaration of Trust or By-Laws; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Income Builder of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

7.5 On the Closing Date, the Income Builder Assets shall include no assets that Balanced Growth, by reason of limitations of the fund's Declaration of Trust or otherwise, may not properly acquire.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF BALANCED GROWTH AND INCOME BUILDER

The obligations of Income Builder and Balanced Growth hereunder are each subject to the further conditions that on or before the Closing Date:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Income Builder in accordance with the provisions of Income Builder's Declaration of Trust, and certified copies of the resolutions evidencing such approval shall have been delivered to Balanced Growth;

8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including ‘‘no-action’’ positions of and exemptive orders from such federal and state authorities) deemed necessary by Balanced Growth or Income Builder to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of Balanced Growth or Income Builder;

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8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

8.5 Income Builder shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Income Builder Shareholders all of Income Builder's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

8.6 The parties shall have received the opinion of the law firm of Clifford Chance US LLP (based on such representations as such law firm shall reasonably request), addressed to Balanced Growth and Income Builder, which opinion may be relied upon by the shareholders of Income Builder, substantially to the effect that, for federal income tax purposes:

(a) The transfer of Income Builder's assets in exchange for Balanced Growth Shares and the assumption by Balanced Growth of certain stated liabilities of Income Builder followed by the distribution by Income Builder of Balanced Growth Shares to the Income Builder Shareholders in exchange for their Income Builder shares pursuant to and in accordance with the terms of the Reorganization Agreement will constitute a ‘‘reorganization’’ within the meaning of Section 368(a)(1)(C) of the Code, and Income Builder and Balanced Growth will each be a ‘‘party to a reorganization’’ within the meaning of Section 368(b) of the Code;

(b) No gain or loss will be recognized by Balanced Growth upon the receipt of the assets of Income Builder solely in exchange for Balanced Growth Shares and the assumption by Balanced Growth of the stated liabilities of Income Builder;

(c) No gain or loss will be recognized by Income Builder upon the transfer of the assets of Income Builder to Balanced Growth in exchange for Balanced Growth Shares and the assumption by Balanced Growth of the stated liabilities or upon the distribution of Balanced Growth Shares to the Income Builder Shareholders in exchange for their Income Builder shares;

(d) No gain or loss will be recognized by the Income Builder Shareholders upon the exchange of the Income Builder shares for Balanced Growth Shares;

(e) The aggregate tax basis for Balanced Growth Shares received by each Income Builder Shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the Income Builder Shares held by each such Income Builder Shareholder immediately prior to the Reorganization;

(f) The holding period of Balanced Growth Shares to be received by each Income Builder Shareholder will include the period during which the Income Builder Shares surrendered in exchange therefor were held (provided such Income Builder Shares were held as capital assets on the date of the Reorganization);

(g) The tax basis of the assets of Income Builder acquired by Balanced Growth will be the same as the tax basis of such assets to Income Builder immediately prior to the Reorganization; and

(h) The holding period of the assets of Income Builder in the hands of Balanced Growth will include the period during which those assets were held by Income Builder.

Notwithstanding anything herein to the contrary, neither Balanced Growth nor Income Builder may waive the conditions set forth in this paragraph 8.6.

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9.	FEES AND EXPENSES

9.1 (a) Balanced Growth shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal and accounting fees, and printing, filing and proxy solicitation expenses. Income Builder shall bear its expenses incurred in connection with the entering into and carrying out of the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses.

(b) In the event the transactions contemplated herein are not consummated by reason of Income Builder being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Income Builder's obligations specified in this Agreement), Income Builder's only obligation hereunder shall be to reimburse Balanced Growth for all reasonable out-of-pocket fees and expenses incurred by Balanced Growth in connection with those transactions.

(c) In the event the transactions contemplated herein are not consummated by reason of Balanced Growth being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Balanced Growth's obligations specified in this Agreement), Balanced Growth's only obligation hereunder shall be to reimburse Income Builder for all reasonable out-of-pocket fees and expenses incurred by Income Builder in connection with those transactions.

10.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 This Agreement constitutes the entire agreement between the parties.

10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Income Builder hereunder shall not survive the dissolution and complete liquidation of Income Builder in accordance with Section 1.9.

11.	TERMINATION

11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

(a) by the mutual written consent of Income Builder and Balanced Growth;

(b) by either Balanced Growth or Income Builder by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in material default or breach of this Agreement), if the Closing shall not have occurred on or before January 31, 2007; or

(c) by either Balanced Growth or Income Builder, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Income Builder shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Balanced Growth or Income Builder, or the trustees or officers of Balanced Growth or Income Builder, to any other party or its trustees or officers.

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(b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of Balanced Growth or Income Builder, or the trustees or officers of Balanced Growth or Income Builder, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13.	MISCELLANEOUS

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 The obligations and liabilities of Balanced Growth hereunder are solely those of Balanced Growth. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Balanced Growth shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Balanced Growth and signed by authorized officers of Balanced Growth acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

13.6 The obligations and liabilities of Income Builder hereunder are solely those of Income Builder. It is expressly agreed that no shareholder, nominee, trustee, officer, agent, or employee of Income Builder shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of Income Builder and signed by authorized officers of Income Builder acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

MORGAN STANLEY INCOME BUILDER FUND

By:	/s/ Ronald E. Robison Name: Ronald E. Robison Title: President and Principal Executive Officer
MORGAN STANLEY BALANCED GROWTH FUND

By:	/s/ Amy R. Doberman Name: Amy R. Doberman Title: Vice President

A-2-15

February 7, 2006

Supplement

EXHIBIT B

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED GROWTH FUND
Dated May  27, 2005

The second sentence of the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies — Common Stocks/Convertible Securities’’ is hereby deleted and replaced with the following:

The Fund’s investments may also include securities convertible into common stocks — including ‘‘synthetic,’’ ‘‘exchangeable’’ and ‘‘Rule 144A’’ convertibles.

The following paragraphs are hereby added within the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies — Common Stocks/Convertible Securities’’:

The Fund may invest up to 25% of its net assets in ‘‘exchangeable’’ convertible securities. ‘‘Exchangeable’’ convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, ‘‘exchangeable’’ convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Fund may invest up to 10% of its net assets in ‘‘synthetic’’ convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, ‘‘synthetic’’ convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, ‘‘synthetic’’ convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

The Fund’s convertible securities may include lower-rated fixed-income securities, commonly known as ‘‘junk bonds.’’

The following sentence is hereby added at the end of the third to last paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Investment Strategies’’:

A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price.

The following sentences are hereby added at the end of the first paragraph of the section of the Fund’s Prospectus titled ‘‘Principal Risks — Convertible Securities’’:

There are also special risks associated with the Fund’s investments in ‘‘exchangeable’’ and ‘‘synthetic’’ convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

The following paragraph is hereby added within the section of the Fund’s Prospectus titled ‘‘Principal Risks’’:

Lower Rated Fixed-Income Securities (‘‘Junk Bonds’’).    The Fund’s investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as ‘‘junk bonds’’) pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund’s Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the Fund’s net asset value.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37896SPT-02

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004

Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004

(Collectively, the "Funds")

Effective September 30, 2005, the Class A Shares sales charge waiver category for custodial accounts held by a bank or trust company created pursuant to Section 403(b) of the Internal Revenue Code will not be available. Accordingly, the Class A Shares sales charge waiver category related to such custodial accounts found in the section of the Fund's Prospectus titled "Share Class Arrangements – Class A Shares – Other Sales Charge Waivers" is hereby deleted.

Effective October 31, 2005, the second paragraph of the section of the Fund's Prospectus titled "Share Class Arrangements – Class B Shares" is hereby deleted and replaced with the following:

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79585SPT-01

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Utilities Fund, dated April 29, 2005
("Group I Funds")

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004

Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
("Group II Funds")

(Collectively, the "Funds")

The last paragraph of the section of the Fund's Prospectus titled "How to Sell Shares" is hereby deleted and replaced with the following:

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust only). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79587SPT-01

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED GROWTH FUND
Dated May 27, 2005

The following sentence is hereby added within the "Principal Investment Strategies" section of the Fund's Prospectus:

The Fund may invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

The following paragraph is hereby added within the "Principal Risks" section of the Fund's Prospectus:

Real Estate Investment Trusts ("REITs").    REITs pool investors' funds for investments primarily in commercial real estate or real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

The third sentence in the section of the Fund's Prospectus titled "Principal Investment Strategies—Common Stocks/Convertible Securities" is hereby deleted and replaced with the following:

The Fund's common stock investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

The section of the Fund's Prospectus titled "Additional Investment Strategy Information—Foreign Securities" is hereby deleted and replaced with the following:

Foreign Securities.    The Fund may invest up to 20% of its net assets in foreign securities. Foreign securities may include common stocks and securities convertible into common stocks (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts), as well as Yankee dollar obligations and sovereign debt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

37896SPT-01

July 15, 2005

Supplement

SUPPLEMENT DATED JULY 15, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fund of Funds -- Domestic Portfolio, dated November 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(the "Funds")

Effective September 30, 2005, the Directors/Trustees of each Fund have approved the addition of a new Class A shares sales charge waiver category.  Accordingly, the following is added as the third bullet in the section titled "Share Class Arrangements — Class A Shares — Other Sales Charge Waivers":

•

Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code.

This change in Class A shares purchase options is prospective only. Investors, as of September 30, 2005, will become eligible to purchase Class A shares at net asset value pursuant to this revised option and may have previously purchased Class B shares or Class C shares of the Fund. The terms of any such Class B shares or Class C shares purchased before September 30, 2005 remain unchanged such Class B shares and Class C shares remain subject to the annual operating expenses and contingent deferred sales charges ("CDSC") applicable to such shares and remain exchangeable only into corresponding Class B shares or Class C shares of other Morgan Stanley Funds pursuant to the exchange privilege. An investor election to redeem such Class B shares or Class C shares and reinvest in Class A shares would be subject to any applicable CDSC and tax consequences. Class D shares are not available to custodial accounts created pursuant to Section 403(b).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79562USPT-00

May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated April 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Federal Securities Trust, dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fund of Funds -- Domestic Portfolio, dated November 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated April 30, 2004
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated April 30, 2004
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Special Growth Fund, dated April 30, 2004
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004

Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(the "Funds")

The paragraph of the section of the prospectus titled "Share Class Arrangements — Class A Shares — Combined Purchase Privilege" is hereby deleted and replaced with the following:

You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•

A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•

Family member accounts (limited to spouse and children under 21 but including trust accounts established solely for the benefit of a spouse or child under 21).

•

Individual retirement accounts (IRAs) and single participant retirement accounts (such as Keoghs).

•

UGMA/UTMA accounts.

The paragraphs of the section of the Prospectus titled "Share Class Arrangements — Class A Shares — Right of Accumulation" are hereby deleted and replaced with the following:

You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

The following paragraph is hereby added immediately following "Share Class Arrangements — Class A Shares — Right of Accumulation."

Notification.    You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to and/or right of accumulation threshold determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79551SPT-01

May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated April 30, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Information Fund, dated May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated April 30, 2004
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated April 30, 2004
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Utilities Fund, dated April 29, 2005
("Group I Funds")

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated April 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley Federal Securities Trust, dated December 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated June 30, 2004
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated May 28, 2004
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004

Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
("Group II Funds")

(Collectively, the "Funds")

Effective August 29, 2005, the Board of Directors/Trustees (the "Boards") of the Funds approved the implementation of a 2% redemption fee for Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase, subject to certain exceptions discussed below. In addition, effective August 29, 2005, the Boards approved the elimination of certain trade/exchange limits currently in effect for the Funds.

With respect to all Funds (except for Morgan Stanley Limited Duration Fund, Morgan Stanley Limited Duration U.S. Treasury Trust and Morgan Stanley Limited Term Municipal Trust), the "Shareholder Fees" table in the section of the Prospectus titled "Fees and Expenses" is hereby amended with the following to reflect the redemption fee:

Shareholder Fees

	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25% (for fixed income Funds) and 5.25% (for equity Funds)[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None
Redemption fee[5]	2.00%	2.00%	2.00%	2.00%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CSDC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

(5)

Payable to the Fund on shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

With respect to Morgan Stanley Limited Duration Fund, Morgan Stanley Limited Duration U.S. Treasury Trust and Morgan Stanley Limited Term Municipal Trust, the following information is hereby added to the top of the table included in the section titled "Fees and Expenses":

Shareholder Fees

Redemption Fee[1]	2.00%

(1)

Payable to the Fund on shares redeemed within seven days of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

The second paragraph in the section of the Prospectus titled "How to Exchange Shares — Permissible Fund Exchanges" is hereby deleted and replaced with the following:

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

The following paragraph is hereby added as the last paragraph of the section titled "How to Sell Shares":

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions, affiliated fund of funds and redemptions made through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

With respect to trades that occur through omnibus accounts at financial intermediaries, each Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Certain intermediaries may not have the ability to assess a redemption fee.

Effective August 29, 2005, the limitation of a maximum of eight exchanges per calendar year will no longer be in effect. However, certain patterns of exchanges and/or purchase or sale transactions involving the Funds or other Morgan Stanley Funds may result in a Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Each Fund reserves the right to reject an exchange request for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79550SPT-01

                                          [MORGAN STANLEY FUNDS GRAPHIC OMITTED]

                                                                  Morgan Stanley
                                                            Balanced Growth Fund

             A mutual fund that seeks to provide capital growth with
                            reasonable current income

--------------------------------------------------------------------------------

[MORGAN STANLEY LOGO OMITTED]

--------------------------------------------------------------------------------

The Securities and Exchange Commission has not approved
or disapproved these securities or passed upon the
adequacy of this Prospectus. Any representation to the                Prospectus
contrary is a criminal offense.                                     May 27, 2005

CONTENTS

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS...........................................Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

[GRAPHIC OMITTED]

Morgan Stanley Balanced Growth Fund seeks to provide capital growth with reasonable current income.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

(sidebar)
GROWTH & INCOME

An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
(end sidebar)

[GRAPHIC OMITTED]

The Fund will normally invest at least 60% of its assets in dividend paying common stocks and securities convertible into common stocks and at least 25% of its assets in fixed-income securities. Within these limitations, the Fund's
"Investment Adviser," Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

The two groups of Fund investments in more detail are:

COMMON STOCKS/CONVERTIBLE SECURITIES. The Fund invests in common stocks of companies that have a record of paying dividends and, in the Investment
Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Fund investments. The
Fund's common stock investments may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.
A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

FIXED-INCOME SECURITIES. The Fund's fixed-income securities (including zero coupon securities) are limited to investment grade corporate debt securities,
Yankee dollar obligations, sovereign debt, bank obligations, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities and U.S. government securities. The
U.S. government securities may include:

o    U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

o    Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

o    Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the
     United States, but whose issuing

                                                                               1

     agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the
     Federal National Mortgage Association and the Federal Home Loan Mortgage
     Corporation.

o    Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

One type of mortgage-backed security in which the Fund may invest is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets, such as automobile and credit card receivables or home equity loans, that have been securitized in pass-through structures similar to mortgage-backed securities.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage
Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of a CMO.

Yankee dollar obligations are dollar-denominated obligations issued in the U.S.
capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

                                      * * *

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities which are purchased at a discount and generally accrue interest, but make no payments until maturity.

The Fund may also invest in options and futures.

2

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are also associated with its fixed-income investments. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

CONVERTIBLE SECURITIES. The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income investment securities to fall substantially.

MORTGAGE-BACKED SECURITIES. Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities.
Although, generally, the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time, as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates.
The rate of prepayments also may be influenced by economic and other factors.
Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                                                                               3

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment
Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. The principal and interest on the Mortgage
Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying
Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage
Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets.
The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates.
Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

YANKEE DOLLAR OBLIGATIONS. Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk.
To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
The Fund may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

4

SOVEREIGN DEBT. Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with investments in options and futures, foreign securities, commercial mortgage-backed securities ("CMBS"), forward foreign currency exchange contracts, targeted return index securities ("TRAINs"), stripped mortgage-backed securities, inverse floating obligations ("inverse floaters") and swaps. For more information about these risks, see the
"Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                                                               5

--------------------------------------------------------------------------------
PAST PERFORMANCE

[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

(sidebar)
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Fund's Class C shares has varied from year to year over the past nine calendar years.
(end sidebar)

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

                               [BARCHART OMITTED]

                          1996                14.41%
                          1997                22.79%
                          1998                13.67%
                          1999                 2.10%
                          2000                 5.03%
                          2001                 0.46%
                          2002               -12.22%
                          2003                18.55%
                          2004                 9.63%

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2005 was -0.39%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 12.40% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -11.69% (quarter ended September 30, 2002).

6

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

(sidebar)
AVERAGE ANNUAL TOTAL RETURNS

This table compares the Fund's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
(end sidebar)

-------------------------------------------------------------------------------------------------
                                                     PAST 1 YEAR    PAST 5 YEARS    LIFE OF FUND
-------------------------------------------------------------------------------------------------

Class A(1):  Return Before Taxes                        4.68%          3.46%           5.21%
-------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(2)               16.49%          5.27%           7.86%
-------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit
             Index(3)                                   4.19%          8.00%           6.91%
-------------------------------------------------------------------------------------------------
             Lipper Balanced Funds Index(4)             8.99%          2.95%           5.65%
-------------------------------------------------------------------------------------------------
Class B(1):  Return Before Taxes                        4.64%          3.43%           5.16%
-------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(2)               16.49%          5.27%           7.86%
-------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit
             Index(3)                                   4.19%          8.00%           6.91%
-------------------------------------------------------------------------------------------------
             Lipper Balanced Funds Index(4)             8.99%          2.95%           5.65%
-------------------------------------------------------------------------------------------------
Class C(1):  Return Before Taxes                        8.63%          3.78%           8.98%
-------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions(5)     8.48%          2.94%           7.44%
-------------------------------------------------------------------------------------------------
             Return After Taxes on Distributions and
             Sale of Fund Shares                        5.79%          2.77%           7.08%
-------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(2)               16.49%          5.27%          13.16%
-------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit
             Index(3)                                   4.19%          8.00%           7.45%
-------------------------------------------------------------------------------------------------
             Lipper Balanced Funds Index(4)             8.99%          2.95%           8.99%
-------------------------------------------------------------------------------------------------
Class D(1):  Return Before Taxes                       10.75%          4.83%           6.21%
-------------------------------------------------------------------------------------------------
             Russell 1000 Value Index(2)               16.49%          5.27%           7.86%
-------------------------------------------------------------------------------------------------
             Lehman Brothers U.S. Government/Credit
             Index(3)                                   4.19%          8.00%           6.91%
-------------------------------------------------------------------------------------------------
             Lipper Balanced Funds Index(4)             8.99%          2.95%           5.65%
-------------------------------------------------------------------------------------------------

(1)  Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

(2)  The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and
     U.S. Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  The Lipper Balanced Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced
     Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this
     Index.

(5)  These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

Included in the table above are the after-tax returns for the Fund's Class C shares. The after-tax returns for the Fund's other Classes will vary from the
Class C shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax

                                                                               7

returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

(sidebar)
SHAREHOLDER FEES

These fees are paid directly from your investment.
(end sidebar)

-------------------------------------------------------------------------------------------------------------
                                                           CLASS A      CLASS B       CLASS C      CLASS D
-------------------------------------------------------------------------------------------------------------

Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                            5.25%(1)       None          None         None
-------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
based on the lesser of the offering price or net asset
value at redemption)                                        None(2)      5.00%(3)      1.00%(4)      None
-------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

(sidebar)
ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
(end sidebar)

------------------------------------------------------------------------------------------------
                                           CLASS A       CLASS B       CLASS C        CLASS D
------------------------------------------------------------------------------------------------

Advisory fee*                               0.52%         0.52%         0.52%           0.52%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees       0.24%         1.00%         0.98%           None
------------------------------------------------------------------------------------------------
Other expenses*                             0.37%         0.37%         0.37%           0.37%
------------------------------------------------------------------------------------------------
Total annual Fund operating expenses        1.13%         1.89%         1.87%           0.89%
------------------------------------------------------------------------------------------------

*    Expense information in the table has been restated to reflect current fees
     (see "Fund Management").

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charge at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

8

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

--------------------------------------------------------------------------------------------------------
                      IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
--------------------------------------------------------------------------------------------------------
           1 YEAR     3 YEARS      5 YEARS    10 YEARS    1 YEAR     3 YEARS      5 YEARS    10 YEARS
--------------------------------------------------------------------------------------------------------

Class A    $  634     $  865      $  1,115    $  1,827    $  634     $  865      $  1,115    $  1,827
--------------------------------------------------------------------------------------------------------
Class B    $  692     $  894      $  1,221    $  2,212    $  192     $  594      $  1,021    $  2,212
--------------------------------------------------------------------------------------------------------
Class C    $  290     $  588      $  1,011    $  2,190    $  190     $  588      $  1,011    $  2,190
--------------------------------------------------------------------------------------------------------
Class D    $   91     $  284      $    493    $  1,096    $   91     $  284      $    493    $  1,096
--------------------------------------------------------------------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's investment strategies.

OPTIONS AND FUTURES. The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the
Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal years.
A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its

                                                                               9

securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on
"Distributions" and "Tax Consequences."

COMMERCIAL MORTGAGE-BACKED SECURITIES. The Fund may invest in CMBS. The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by
Moody's Investor Services, Inc. or BBB or better by Standard & Poor's Ratings
Group, a division of The McGraw Hill Companies, Inc.). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or "balloon"
is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

FOREIGN SECURITIES. The Fund's investments in common stocks and securities convertible into common stocks may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

TARGETED RETURN INDEX SECURITIES ("TRAINS"). Up to 10% of the Fund's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

STRIPPED MORTGAGE-BACKED SECURITIES. The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

SWAPS. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates,

10

fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency.
Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the risks of investing in the Fund.

OPTIONS AND FUTURES. If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the
Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of options and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security

                                                                              11

in that market. If the value of that local currency falls relative to the U.S.
dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. For example, certain depositary receipts, particularly unsponsored or unregistered depositary receipts and/or depositary receipts not traded on U.S. securities exchanges, are not subject to the reporting requirements of either U.S. regulatory entities or securities exchanges and consequently there is less available information about the issuer of the underlying securities to holders of such depositary receipts. Moreover, the depositories of such receipts are under no obligation to distribute shareholder communications received from the underlying issuer of such securities or to pass through to the holders of such receipts any voting rights with respect to the deposited securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

TRAINS. The Fund may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of
1933 or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to
Rule 144A under the

12

Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates.
IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates)
causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap, the net amount of payments that the
Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The Fund's investments in credit default swap contracts involves risks. Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

                                                                              13

--------------------------------------------------------------------------------
FUND MANAGEMENT

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $105 billion in assets under management or administration as of April 30, 2005.
(end sidebar)

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Investment Adviser's Equity Income and Taxable Fixed Income teams. Current members of the Equity Income team that are jointly and primarily responsible for the day-to-day management of the
Fund's portfolio include James A. Gilligan, a Managing Director of the
Investment Adviser, James O. Roeder, an Executive Director of the Investment
Adviser, and Sergio Marcheli, Thomas B. Bastian and Vince E. Vizachero, each a
Vice President of the Investment Adviser. Current members of the Taxable Fixed
Income team include W. David Armstrong and David S. Horowitz, Managing Directors
of the Investment Adviser, and Stefania A. Perrucci, Vice President of the
Investment Adviser.

Mr. Gilligan, who is the Equity Income team's lead portfolio manager, has worked for the Investment Adviser since 1985 and has managed the Fund since 2002. Mr.
Roeder has worked for the Investment Adviser since 1999 and has managed the Fund since 2002. Mr. Marcheli has worked for the Investment Adviser since 2002 and has managed the Fund since 2003. From 2002 to 2003, Mr. Marcheli worked in an investment management capacity with the Investment Adviser and prior to that, he worked in a marketing capacity for an affiliate of the Investment Adviser. Mr.
Bastian has worked for the Investment Adviser since 2003 and has managed the
Fund since 2003. Prior to 2003, Mr. Bastian was a portfolio manager with Eagle
Asset Management. Mr. Vizachero has worked for the Investment Adviser since 2001 and has managed the Fund since 2002. Prior to 2001, he was an analyst at
Fidelity Investments.

Mr. Armstrong has worked for the Investment Adviser since 1998 and has managed the Fund since 2005. Mr. Horowitz has worked for the Investment Adviser since
1995 and has managed the Fund since 2005. Ms. Perrucci has worked for the
Investment Adviser since 2000 and has managed the Fund since 2005.

Each member is responsible for specific sectors, with the exception of Mr.
Marcheli. All team members are responsible for the day-to-day management of the
Fund and Mr. Gilligan is responsible for the execution of the overall strategy of the Fund.

Each member of the Taxable Fixed Income team is responsible for specific sectors. W. David Armstrong is responsible for the interest rate management of the Fund. David S. Horowitz is

14

responsible for the corporate sector. Stefania A. Perrucci is responsible for the mortgage sector. Each member is responsible for the day-to-day management of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of: 0.60% to the portion of daily net assets not exceeding $500 million;
and 0.575% of the portion of the daily net assets exceeding $500 million. For the fiscal year ended January 30, 2005, the Fund paid total compensation to the
Investment Adviser amounting to 0.58% of the Fund's average daily net assets.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.52% of the portion of daily net assets not exceeding
$500 million; and 0.495% of the portion of daily net assets exceeding $500 million. The administrative services previously provided to the Fund by the
Investment Adviser are being provided by Morgan Stanley Services Company Inc.
("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to a new administration agreement.

                                                                              15

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares. To the extent the Fund invests in open-end management companies that are registered under the Investment Company Act of 1940, as amended ("Investment Company Act")
the Fund's net asset value is calculated based upon the net asset value of such fund. The prospectuses for such funds explain the circumstances under which they will use fair value pricing and its effects.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

16

--------------------------------------------------------------------------------
HOW TO BUY SHARES

(side bar)
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end side bar)

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              17

MINIMUM INVESTMENT AMOUNTS

(sidebar)
EasyInvest (R)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

--------------------------------------------------------------------------------------------------------
                                                                                 MINIMUM INVESTMENT
--------------------------------------------------------------------------------------------------------
INVESTMENT OPTIONS                                                              INITIAL     ADDITIONAL
--------------------------------------------------------------------------------------------------------

Regular Accounts                                                               $   1,000     $    100
--------------------------------------------------------------------------------------------------------
Individual Retirement Account                                                  $   1,000     $    100
--------------------------------------------------------------------------------------------------------
Coverdell Education Savings Account                                            $     500     $    100
--------------------------------------------------------------------------------------------------------
EasyInvest (R)
(Automatically from your checking or savings account or Money Market Fund)     $     100*    $    100*
--------------------------------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan account; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o    Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
     (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley Balanced
     Growth Fund.

o    Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
     City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley

18

Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-class Fund, or for shares of a No-load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment, (ii) purchased through the automatic investment plan and (iii) purchased by wrap-free accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan
Stanley Fund during its initial offering period, or when shares of a particular
Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                                                              19

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

20

OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

                   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:

                   o  your account number;

                   o  the name of the Fund;

                   o  the dollar amount or the number of shares you wish to sell;

                   o  the Class of shares you wish to sell; and

                   o  the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class Arrangements"
                   section of this Prospectus.

                   To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------------------------------------------------------------------------------------------------------

                                                                              21

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial
Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

22

--------------------------------------------------------------------------------
DISTRIBUTIONS

(sidebar)
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders quarterly.
Capital gains, if any, are usually distributed in June and December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The

                                                                              23

market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholders Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited.
Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered

24

long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

---------------------------------------------------------------------------------------------------------------------------------
CLASS      SALES CHARGE                                                                                MAXIMUM ANNUAL 12B-1 FEE
---------------------------------------------------------------------------------------------------------------------------------

  A        Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
           during the first 18 months*                                                                           0.25%
---------------------------------------------------------------------------------------------------------------------------------
  B        Maximum 5.00% CDSC during the first year decreasing to 0% after six years                             1.00%
---------------------------------------------------------------------------------------------------------------------------------
  C        1.00% CDSC during the first year                                                                      1.00%
---------------------------------------------------------------------------------------------------------------------------------
  D        None                                                                                                  None
---------------------------------------------------------------------------------------------------------------------------------

*    Shares purchased without an initial sales charge prior to December 1, 2004 will be subject to a 1.00% CDSC if sold during the first year.

                                                                              25

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge of up to
5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1,
2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

26

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
(end sidebar)

--------------------------------------------------------------------------------
                                               FRONT-END SALES CHARGE
--------------------------------------------------------------------------------
                                      PERCENTAGE OF       APPROXIMATE PERCENTAGE
AMOUNT OF SINGLE TRANSACTION      PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------
Less than $25,000                         5.25%                   5.54%
--------------------------------------------------------------------------------
$25,000 but less than $50,000             4.75%                   4.99%
--------------------------------------------------------------------------------
$50,000 but less than $100,000            4.00%                   4.17%
--------------------------------------------------------------------------------
$100,000 but less than $250,000           3.00%                   3.09%
--------------------------------------------------------------------------------
$250,000 but less than $500,000           2.50%                   2.56%
--------------------------------------------------------------------------------
$500,000 but less than $1 million         2.00%                   2.04%
--------------------------------------------------------------------------------
$1 million and over                       0.00%                   0.00%
--------------------------------------------------------------------------------

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o    A single account (including an individual, trust or fiduciary account).

o    Family member accounts (limited to spouse, and children under the age of
     21).

o    Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Employer sponsored and individual retirement accounts (including IRA,
     Keogh, 401(k), 403(b), 408(k) and 457(b) Plans).

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-class Funds. Shareholders also may combine such purchases made in a single transaction by family members
(limited to spouse, and children under the age of 21).

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charges if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

                                                                              27

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility to purchase Class D shares.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o    A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o    Qualified state tuition plans described in Section 529 of the Internal
     Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
     Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o    A Morgan Stanley Eligible Plan whose Class B shares have converted to Class
     A shares, regardless of the plan's asset size or number of eligible employees.

o    Insurance company separate accounts that have been approved by the Fund's distributor.

o    Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

28

o    Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES

Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

YEAR SINCE PURCHASE PAYMENT MADE      CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
First                                                  5.0%
Second                                                 4.0%
Third                                                  3.0%
Fourth                                                 2.0%
Fifth                                                  2.0%
Sixth                                                  1.0%
Seventh and thereafter                                 None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a
90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

SPECIAL CDSC CONSIDERATIONS FOR FUND SHARES HELD PRIOR TO JULY 28, 1997. If you
held Fund shares prior to July 28, 1997 that were acquired in exchange for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund, Dean Witter
National Municipal Trust or Dean Witter High Income Securities that have been designated Class B shares, these Fund shares are subject to the other fund's lower CDSC schedule, with two exceptions. First, if you subsequently exchange these Class B shares for shares of a fund with a higher CDSC schedule, the higher CDSC schedule will apply. Second, if you exchange the Class B shares for shares of a Money Market Fund and re-exchange back into the Fund, the CDSC schedule set forth in the above table will apply.

                                                                              29

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o    Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
     registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust");
     or (iii) held in a qualified corporate or self-employed retirement plan,
     IRA or 403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

o    Sales in connection with the following retirement plan "distributions": (i)
     lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee"
     of a "top heavy" plan, following attainment of age 591/2); (ii)
     distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a
     "distribution" does not include a direct transfer of IRA, 403(b) Custodial
     Account or retirement plan assets to a successor custodian or trustee).

o    Sales of shares in connection with the Systematic Withdrawal Plan of up to
     12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic
     Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
     semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o    Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative

30

net asset values in the month following the eight year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES

Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90 day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C

                                                                              31

shares is higher than the maximum annual 12b-1 fee payable by Class A shares.
Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES

Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for
Morgan Stanley Eligible Plans) and the following investor categories:

o    Investors participating in the Investment Advisers' or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o    Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o    Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o    Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o    Investors who were shareholders of the Dean Witter Retirement Series on
     September 11, 1998 for additional purchases for their former Dean Witter
     Retirement Series accounts.

o    The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single

32

transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class
Funds; and/or (2) previous purchases of Class A and Class D shares of
Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS

If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES)

The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the
Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and
Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's Statement of Additional Information.

                                                                              33

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional
Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

-------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                      2005         2004        2003          2002        2001
-------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   12.98     $ 10.73     $ 12.82       $ 13.29     $ 13.11
                                                 ---------     -------     --------      -------     -------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.21        0.18        0.25          0.33        0.37
  Net realized and unrealized gain (loss)             0.79        2.30       (2.06)        (0.42)       0.87
                                                 ---------     -------     --------      -------     -------
Total income (loss) from investment operations        1.00        2.48       (1.81)        (0.09)       1.24
                                                 ---------     -------     --------      -------     -------
Less dividends and distributions from:
  Net investment income                              (0.22)      (0.23)      (0.28)        (0.38)      (0.38)
  Net realized gain                                     --          --          --           --        (0.68)
                                                 ----------    --------    --------      -------     -------
Total dividends and distributions                    (0.22)      (0.23)      (0.28)        (0.38)      (1.06)
                                                 ---------     -------     --------      -------     -------
Net asset value, end of period                   $   13.76     $ 12.98     $ 10.73       $ 12.82     $ 13.29
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         7.80%      23.37%     (14.27)%       (0.53)%     10.65%
-------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.13%       1.12%       1.10%         1.07%       1.03%
Net investment income                                 1.61%       1.58%       2.14%         2.56%       2.95%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $   7,017     $ 6,663     $ 5,848       $ 6,259     $ 7,440
Portfolio turnover rate                                 64%        117%        145%           67%         33%
-------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

34

CLASS B SHARES

------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                      2005          2004       2003         2002        2001
------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period              $   12.97     $ 10.73     $ 12.81     $ 13.28     $ 13.09
                                                  ---------     --------    --------    -------     -------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.11         0.10        0.16        0.23        0.27
  Net realized and unrealized gain (loss)             0.79         2.28       (2.05)      (0.42)       0.88
                                                  ---------     --------    --------    -------     -------
Total income (loss) from investment operations        0.90         2.38       (1.89)      (0.19)       1.15
                                                  ---------     --------    --------    -------     -------
Less dividends and distributions from:
  Net investment income                              (0.12)       (0.14)      (0.19)      (0.28)      (0.28)
  Net realized gain                                     --           --          --          --       (0.68)
                                                  ---------     --------    --------    -------     -------
Total dividends and distributions                     (0.12)      (0.14)      (0.19)      (0.28)      (0.96)
                                                  ---------     --------    --------    -------     -------
Net asset value, end of period                    $   13.75     $ 12.97     $ 10.73     $ 12.81     $ 13.28
------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                          6.99%      22.37%     (14.86)%     (1.32)%      9.83%
------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                               1.89%       1.88%       1.87%       1.83%       1.83%
Net investment income                                  0.85%       0.82%       1.37%       1.80%       2.15%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $ 110,875     $114,960    $79,631     $92,009     $57,490
Portfolio turnover rate                                  64%         117%       145%         67%         33%
------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              35

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS C SHARES

--------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                      2005          2004       2003         2002         2001
--------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   12.98     $  10.73    $ 12.81      $  13.28     $  13.09
                                                 ---------     --------    --------     --------     --------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.11         0.10       0.16          0.23         0.27
  Net realized and unrealized gain (loss)             0.79         2.29      (2.05)        (0.42)        0.88
                                                 ---------     --------    --------     --------     --------
Total income (loss) from investment operations        0.90         2.39      (1.89)        (0.19)        1.15
                                                 ---------     --------    --------     --------     --------
Less dividends and distributions from:
  Net investment income                              (0.12)       (0.14)     (0.19)        (0.28)       (0.28)
  Net realized gain                                     --           --         --            --        (0.68)
                                                 ---------     --------    --------     --------     --------
Total dividends and distributions                    (0.12)       (0.14)     (0.19)        (0.28)       (0.96)
                                                 ---------     --------    --------     --------     --------
Net asset value, end of period                   $   13.76     $  12.98    $ 10.73      $  12.81     $  13.28
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         6.98%       22.43%    (14.88)%       (1.34)%       9.86%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.87%        1.88%      1.87%         1.83%        1.80%
Net investment income                                 0.87%        0.82%      1.37%         1.80%        2.18%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $  81,606     $ 84,840    $75,323      $106,002     $117,927
Portfolio turnover rate                                 64%         117%       145%           67%          33%
--------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

36

CLASS D SHARES

--------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                      2005         2004         2003         2002        2001
--------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $   12.97     $  10.73     $  12.81     $  13.28    $  13.10
                                                 ---------     --------     --------     --------    --------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.24         0.22         0.27         0.37        0.39
  Net realized and unrealized gain (loss)             0.80         2.28        (2.04)       (0.43)       0.88
                                                 ---------     --------     --------     --------    --------
Total income (loss) from investment operations        1.04         2.50        (1.77)       (0.06)       1.27
                                                 ---------     --------     --------     --------    --------
Less dividends and distributions from:
  Net investment income                              (0.25)       (0.26)       (0.31)       (0.41)      (0.41)
  Net realized gain                                     --           --           --           --       (0.68)
                                                 ---------     --------     --------     --------    --------
Total dividends and distributions                    (0.25)       (0.26)       (0.31)       (0.41)      (1.09)
                                                 ---------     --------     --------     --------    --------
Net asset value, end of period                   $   13.76     $  12.97     $  10.73     $  12.81    $  13.28
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         8.14%       23.56%      (13.99)%      (0.32)%     10.93%
--------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.89%        0.88%        0.87%        0.83%       0.83%
Net investment income                                 1.85%        1.82%        2.37%        2.80%       3.15%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $   1,083     $  1,151     $  1,347     $  1,244    $  2,702
Portfolio turnover rate                                 64%         117%         145%          67%         33%
--------------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              37

NOTES

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NOTES (CONTINUED)

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40

MORGAN STANLEY FUNDS

EQUITY                                                                             FIXED INCOME
-----------------------------------    ----------------------------------------    --------------------------------------
BLEND/CORE                             INDEX                                       TAXABLE SHORT TERM

Dividend Growth Securities             Equally-Weighted S&P 500 Fund               Limited Duration Fund*+
Total Return Trust                     KLD Social Index Fund                       Limited Duration U.S. Treasury Trust*
Fund of Funds - Domestic Portfolio     Nasdaq-100 Index Fund
                                       S&P 500 Index Fund                          --------------------------------------
-----------------------------------    Total Market Index Fund                     TAXABLE INTERMEDIATE TERM
DOMESTIC HYBRID
                                       ----------------------------------------    Federal Securities Trust
Allocator Fund                         SPECIALTY                                   Flexible Income Trust
Balanced Growth Fund                                                               High Yield Securities
Balanced Income Fund                   Biotechnology Fund                          Income Trust
Income Builder Fund                    Convertible Securities Trust                U.S. Government Securities Trust
Strategist Fund                        Financial Services Trust
                                       Global Utilities Fund                       --------------------------------------
-----------------------------------    Health Sciences Trust                       TAX-FREE
GLOBAL/INTERNATIONAL                   Information Fund
                                       Natural Resource Development Securities     California Tax-Free Income Fund
European Equity Fund                   Real Estate Fund                            Limited Term Municipal Trust*+
Global Advantage Fund                  Utilities Fund                              New York Tax-Free Income Fund
Global Dividend Growth Securities                                                  Tax-Exempt Securities Trust
International Fund                     ---------------------------------------
International SmallCap Fund            VALUE
International Value Equity Fund                                                    MONEY MARKET*
Japan Fund                             Fundamental Value Fund                      --------------------------------------
Pacific Growth Fund                    Mid-Cap Value Fund                          TAXABLE
                                       Small-Mid Special Value Fund
-----------------------------------    Special Value Fund                          Liquid Asset Fund
GROWTH                                 Value Fund                                  U.S. Government Money Market

Aggressive Equity Fund                                                             --------------------------------------
American Opportunities Fund                                                        TAX-FREE
Capital Opportunities Trust
Developing Growth Securities Trust                                                 California Tax-Free Daily Income Trust
Growth Fund                                                                        New York Municipal Money Market Trust
Special Growth Fund                                                                Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*    Single-Class Fund(s)

+    No-Load (Mutual) Fund

Additional information about the Fund's                    [MORGAN STANLEY FUNDS
investments is available in the Fund's Annual and               GRAPHIC OMITTED]
Semi-Annual Reports to Shareholders. In the Fund's
Annual Report, you will find a discussion of the
market conditions and investment strategies that
significantly affected the Fund's performance
during its last fiscal year.

The Fund's Statement of Additional Information
also provides additional information about the
Fund. The Statement of Additional Information is
incorporated herein by reference (legally is part
of this Prospectus). For a free copy of any of
these documents, to request other information
about the Fund, or to make shareholder inquiries,
please call (800) 869-NEWS. Free copies of these
documents are also available from our Internet
site at: WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by                 MORGAN STANLEY
calling your Morgan Stanley Financial Advisor or            BALANCED GROWTH FUND
by visiting our Internet site.                                       37896 05/05

Information about the Fund (including the
Statement of Additional Information) can be viewed
and copied at the Securities and Exchange
Commission's (the "SEC") Public Reference Room in
Washington, DC. Information about the Reference
Room's operations may be obtained by calling the
SEC at (202) 942-8090. Reports and other
information about the Fund are available on the
EDGAR Database on the SEC's Internet site
(www.sec.gov), and copies of this information may
be obtained, after paying a duplicating fee, by
electronic request at the following E-mail
address: publicinfo@sec.gov, or by writing the
Public Reference Section of the SEC, Washington,
DC 20549-0102.

                                                         -----------------------
TICKER SYMBOLS:

-------------------------------------------------
CLASS A:        BGRAX      CLASS B:         BGRBX
---------------------      ----------------------
CLASS C:        BGRCX      CLASS D:         BGRDX  [MORGAN STANLEY LOGO OMITTED]
---------------------      ----------------------
                                                         -----------------------

CLF #37896PRO-00

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7245)

Investments and services offered through Morgan
Stanley DW Inc., member SIPC. Morgan Stanley
Distributors Inc., member NASD.

(C) 2005 Morgan Stanley

                                                                      Prospectus
                                                                    May 27, 2005

[MORGAN STANLEY LOGO]

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Balanced Growth Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended January 31, 2006

Total Return for the 12 Months Ended January 31, 2006

Class A	Class B	Class C	Class D	Russell 1000® Value Index[1]	Lehman Brothers U.S. Government/ Credit Index[2]	Lipper Balanced Funds Index[3]
10.99%	10.12%	10.15%	11.17%	13.22%	1.48%	9.11%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Despite a climate often marked by uncertainty, both stocks and bonds advanced, with stocks leading the way. Concerns about how consumers and corporate profits would fare amid rising interest rates and rising energy prices dampened investor sentiment throughout the period. Weak results at U.S. automakers intensified these worries in the first half of 2005, as did the Gulf Coast hurricanes in the second half of the year. Nonetheless, the economy proved resilient, corporate earnings continued to meet or exceed expectations, and consumer data remained stronger than expected, even rebounding after the hurricanes. As widely expected, the Federal Open Market Committee (the ‘‘Fed’’) continued to raise its federal funds rate.

Short- and intermediate-term Treasury yields rose sharply in response to stronger-than-expected economic data and the Fed’s numerous tightening moves. Although the yields of longer-term U.S. Treasuries also rose, they did so at a slower pace. As a result, the yield curve flattened over the period.

Large-cap value stocks (the mainstay of the Fund’s equity portfolio) posted solid gains overall, as measured by the Russell 1000® Value Index. Within the Index, energy and utilities were among the best performing sectors, due to high commodity prices and investors’ pursuit of yield. The financials sector also advanced with particular strength, led by stocks with capital markets exposure. Consumer discretionary was the only sector in the Index to produce a negative return for the period.

Within the government bond sector, U.S. Agency issues modestly outperformed U.S. Treasuries. Relative to other non-government sub-sectors, U.S. Treasuries performed well. Within the mortgage sector, higher-coupon, longer-dated mortgage-backed issues outperformed their lower-coupon counterparts. U.S. investment-grade corporate bonds underperformed other major bond market sectors. Returns were unevenly distributed, with a few key names driving performance within each sector of the corporate bond market. Overall, Aa-rated issues posted the highest returns while medium quality, Baa-rated issues lagged. Among the corporate sub-sectors the best performers were energy, utilities, and banking issues. The most significant industry laggards were the automotive manufacturers and parts producers.

Performance Analysis

Morgan Stanley Balanced Growth Fund underperformed the Russell 1000 Value Index and outperformed the Lehman Brothers U.S. Government/Credit Index and the Lipper Balanced Funds Index for the 12 months ended January 31, 2006, assuming no deduction of applicable sales charges.

In the Fund’s stock portfolio, the financials, energy and health care sectors contributed the most to absolute gains. Within financials, the Fund’s emphasis on diversified financial stocks proved advantageous, as these companies benefited from strength in the capital markets. Companies with fixed income trading performed especially well. Insurance holdings were also positive contributors, due to improved pricing power within the industry. Moreover, the Fund had limited exposure to regional banks, which saw their profit margins decline as the yield curve flattened. Elsewhere in the portfolio, high commodity prices continued to support energy stocks. Notably, the Fund held refining and marketing companies, which benefited from significantly higher profit margins generated in the refining of oil. Within health care, pharmaceuticals stocks contributed strong gains. Less bad news, positive expectations for new drug launches, and favorable patent protection rulings helped buoy the beleaguered industry.

In contrast, the Fund’s telecommunication services stocks were the primary detractor from performance. Intense competition from cable and wireless companies continued to threaten traditional landline usage. Also on the downside, the Fund’s media stocks were hampered by low advertising revenues for traditional media as well as by increasing competition from Internet advertising. Lagging returns in the Fund’s consumer staples exposure also hurt results.

In addition to investing in stocks, the Fund also included an allocation to fixed income securities, totaling 29.3 percent of net assets at the close of the period. This fixed income allocation tempered the Fund’s overall pace, as bonds trailed stocks, broadly speaking.

During the period, we kept the overall interest-rate exposure of the Fund’s fixed income portfolio well below that of its Lehman benchmark. This posture was advantageous as yields rose, especially in the short-term and intermediate-term portions of the yield curve.

Within its government bond allocation, the Fund benefited from its focus on high-coupon, slow-prepaying mortgages as these issues outperformed their lower-coupon counterparts. Compared with lower-coupon, faster pre-paying mortgages, the mortgages favored by the Fund tend to be less sensitive to rising interest rates. An underweight to U.S. Agency issues detracted slightly from relative performance, however.

The Fund’s performance relative to the Lehman benchmark was enhanced by favorable sector and security selection decisions in the corporate bond sector. Additionally, a defensive, underweighted approach toward corporate credit proved helpful as most credit spreads widened. Within the corporate bond portfolio, the Fund maintained a modest preference for selected medium-quality investment- grade credits, such as those in the paper and forest products area. Selected life insurance and asset-backed issues remained the focus of the Fund’s higher-quality investments.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS
U.S. Treasury Securities	12.8%
Fed. Natl. Mtge. Assoc.	3.6
JPMorgan Chase & Co.	2.3
Merrill Lynch & Co.	2.0
Bayer AG (ADR) (Germany)	2.0
Citigroup, Inc.	1.8
Schlumberger Ltd.	1.7
Roche Holdings Ltd. (ADR) (Switzerland)	1.7
Time Warner, Inc.	1.7
Unilever (ADR) N.V. (Netherlands)	1.6

PORTFOLIO COMPOSITION*
Common Stocks	67.4%
U.S. Government Agencies & Obligations	16.6
Corporate Bonds	7.6
Asset-Backed Securities	5.1
Short-Term Investments	3.2
Foreign Government Bonds	0.1

* Does not include outstanding short futures contracts with an underlying face amount of $11,620,752 with net unrealized appreciation of $1,898.
Data as of January 31, 2006. Subject to change daily. All percentages for top 10 holdings are as a percentage of net assets and all percentages for portfolio composition are as a percentage of total investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 60 percent of its assets in dividend paying common stocks and securities convertible into common stocks, at least 25 percent of its assets in fixed-income securities. Within these limitations, the Fund’s ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

For More Information
About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public Reference Room in Washington, DC. Information on the

operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Performance of $10,000 Investment — Class C

Average Annual Total Returns — Period Ended January 31, 2006

	Class A Shares* (since 07/28/97)		Class B Shares** (since 07/28/97)		Class C Shares† (since 03/28/95)		Class D Shares†† (since 07/28/97)
Symbol	BGRAX		BGRBX		BGRCX		BGRDX
1 Year	10.99%[4]		10.12%[4]		10.15%[4]		11.17%[4]
	5.16	[5]	5.12	[5]	9.15	[5]	—
5 Years	4.71	[4]	3.91	[4]	3.91	[4]	4.95	[4]
	3.59	[5]	3.56	[5]	3.91	[5]	—
10 Years	—		—		7.48	[4]	—
	—		—		7.48	[5]	—
Since Inception	6.32	[4]	5.50	[4]	8.87	[4]	6.56	[4]
	5.65	[5]	5.50	[5]	8.87	[5]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.
*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	The Lipper Balanced Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Balanced Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on January 31, 2006.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/05 – 01/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	08/01/05	01/31/06	08/01/05 – 01/31/06
Class A
Actual (4.62% return)	$1,000.00	$1,046.20	$5.93
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.41	$5.85
Class B
Actual (4.15% return)	$1,000.00	$1,041.50	$9.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.53	$9.75
Class C
Actual (4.22% return)	$1,000.00	$1,042.20	$9.83
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.58	$9.70
Class D
Actual (4.68% return)	$1,000.00	$1,046.80	$4.75
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.57	$4.69

*	Expenses are equal to the Fund's annualized expense ratio of 1.15%, 1.92%, 1.91% and 0.92% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (67.4%)
	Aerospace & Defense (1.5%)
24,330	Northrop Grumman Corp.	$1,511,623
35,800	Raytheon Co.	1,466,726
		2,978,349
	Beverages: Alcoholic (0.5%)
18,150	Diageo PLC (ADR) (United Kingdom)	1,089,363
	Beverages: Non-Alcoholic (1.0%)
50,100	Coca-Cola Co. (The)	2,073,138
	Biotechnology (0.8%)
36,400	Chiron Corp.*	1,659,840
	Broadcasting (1.3%)
87,680	Clear Channel Communications, Inc.*	2,566,394
	Chemicals: Major Diversified (2.5%)
94,590	Bayer AG (ADR) (Germany)	3,954,808
25,060	Dow Chemical Co. (The)	1,060,038
		5,014,846
	Computer Processing Hardware (0.6%)
40,000	Hewlett-Packard Co.	1,247,200
	Department Stores (0.5%)
23,950	Kohl's Corp.*	1,063,141
	Discount Stores (1.0%)
43,450	Wal-Mart Stores, Inc.	2,003,480
	Electric Utilities (2.3%)
38,700	American Electric Power Co., Inc.	1,444,284
25,010	Entergy Corp.	1,738,445
29,790	FirstEnergy Corp.	1,492,479
		4,675,208
	Finance/Rental/Leasing (1.3%)
39,050	Freddie Mac	2,649,933
	Financial Conglomerates (4.8%)
75,120	Citigroup, Inc.	3,499,090
114,154	JPMorgan Chase & Co.	4,537,621
25,800	State Street Corp.	1,559,868
		9,596,579

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

NUMBER OF SHARES		VALUE
	Food: Major Diversified (1.6%)
46,450	Unilever N.V. (ADR) (NY Registered Shares) (Netherlands)	$3,260,790
	Food: Specialty/Candy (0.7%)
34,100	Cadbury Schweppes PLC (ADR) (United Kingdom)	1,358,203
	Household/Personal Care (0.7%)
11,150	Avon Products, Inc.	315,768
18,550	Procter & Gamble Co. (The)	1,098,716
		1,414,484
	Industrial Conglomerates (3.3%)
96,300	General Electric Co.	3,153,825
28,680	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	1,126,264
26,000	Siemens AG (ADR) (Germany)	2,381,600
		6,661,689
	Insurance Brokers/Services (1.0%)
64,390	Marsh & McLennan Companies, Inc.	1,956,812
	Integrated Oil (4.0%)
31,220	BP PLC (ADR) (United Kingdom)	2,257,518
34,520	ConocoPhillips	2,233,444
14,940	Exxon Mobil Corp.	937,485
36,470	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	2,483,972
		7,912,419
	Investment Banks/Brokers (3.5%)
7,000	Goldman Sachs Group, Inc. (The)	988,750
53,310	Merrill Lynch & Co., Inc.	4,001,982
131,700	Schwab (Charles) Corp. (The)	1,947,843
		6,938,575
	Life/Health Insurance (0.3%)
35,600	Aegon N.V. (NY Registered Shares) (Netherlands)	574,584
	Major Banks (2.0%)
53,375	Bank of America Corp.	2,360,776
24,600	PNC Financial Services Group	1,595,556
		3,956,332
	Major Telecommunications (3.6%)
61,100	France Telecom S.A. (ADR) (France)	1,391,858
139,156	Sprint Nextel Corp.	3,185,281
80,680	Verizon Communications Inc.	2,554,329
		7,131,468

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

NUMBER OF SHARES		VALUE
	Managed Health Care (1.0%)
17,300	CIGNA Corp.	$2,103,680
	Media Conglomerates (3.6%)
25,050	CBS Corp. (Class B)	654,556
84,330	Disney (Walt) Co. (The)	2,134,392
189,600	Time Warner, Inc.	3,323,688
25,050	Viacom Inc. (Class B) (Non-Voting)	1,039,074
		7,151,710
	Medical Specialties (1.2%)
21,300	Applera Corp. – Applied Biosystems Group	603,642
20,550	Bausch & Lomb, Inc.	1,388,152
21,100	Boston Scientific Corp.*	461,457
		2,453,251
	Motor Vehicles (0.6%)
41,890	Honda Motor Co., Ltd. (ADR) (Japan)	1,191,770
	Multi-Line Insurance (0.6%)
15,530	Hartford Financial Services Group, Inc. (The)	1,277,032
	Oil Refining/Marketing (0.5%)
14,480	Valero Energy Corp.	903,986
	Oilfield Services/Equipment (1.7%)
26,970	Schlumberger Ltd. (Netherlands Antilles)	3,437,327
	Packaged Software (1.4%)
151,200	Symantec Corp.*	2,779,056
	Pharmaceuticals: Major (9.5%)
142,220	Bristol-Myers Squibb Co.	3,241,194
24,700	GlaxoSmithKline PLC (ADR) (United Kingdom)	1,265,628
39,200	Lilly (Eli) & Co.	2,219,504
78,900	Pfizer, Inc.	2,026,152
43,760	Roche Holdings Ltd. (ADR) (Switzerland)	3,459,228
36,700	Sanofi-Aventis (ADR) (France)	1,688,200
155,080	Schering-Plough Corp.	2,969,782
46,390	Wyeth	2,145,538
		19,015,226
	Precious Metals (1.4%)
44,530	Newmont Mining Corp.	2,751,954

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

NUMBER OF SHARES		VALUE
	Property – Casualty Insurers (3.1%)
5,200	ACE Ltd. (Cayman Islands)	$284,700
22,750	Chubb Corp. (The)	2,146,462
55,278	St. Paul Travelers Companies, Inc. (The)	2,508,516
17,700	XL Capital Ltd. (Class A) (Cayman Islands)	1,197,582
		6,137,260
	Restaurants (0.4%)
19,840	McDonald's Corp.	694,598
	Semiconductors (1.6%)
74,150	Intel Corp.	1,577,170
111,900	Micron Technology, Inc.	1,642,692
		3,219,862
	Specialty Insurance (0.5%)
9,100	MGIC Investment Corp.	600,691
7,900	PMI Group, Inc. (The)	341,517
		942,208
	Specialty Stores (0.3%)
16,800	Office Depot, Inc.*	556,920
	Telecommunication Equipment (0.5%)
41,250	Motorola, Inc.	936,787
	Tobacco (0.7%)
19,340	Altria Group, Inc.	1,399,056
	Total Common Stocks (Cost $108,317,710)	134,734,510

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (7.6%)
	Advertising/Marketing Services (0.1%)
$105	WPP Finance (UK) Corp. (United Kingdom)	5.875%	06/15/14	105,819
	Aerospace & Defense (0.2%)
105	Northrop Grumman Corp.	4.079	11/16/06	104,334
80	Raytheon Co.	6.15	11/01/08	82,206
202	Systems 2001 Asset Trust – 144A** (Cayman Islands)	6.664	09/15/13	215,460
				402,000

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Air Freight/Couriers (0.0%)
$95	Fedex Corp.	2.65%	04/01/07	$92,407
	Airlines (0.1%)
117	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	123,464
75	Southwest Airlines Co. (Series 01-1)	5.496	11/01/06	75,239
				198,703
	Apparel/Footwear Retail (0.0%)
90	Limited Brands, Inc.	6.95	03/01/33	89,830
	Beverages: Alcoholic (0.2%)
150	FBG Finance Ltd. – 144A** (Australia)	5.125	06/15/15	144,597
150	Miller Brewing Co. – 144A**	4.25	08/15/08	146,937
				291,534
	Cable/Satellite TV (0.2%)
95	Comcast Cable Communications Inc.	6.75	01/30/11	100,168
20	Lenfest Communications Corp.	7.625	02/15/08	20,888
110	Cox Communications, Inc.	4.625	01/15/10	106,324
80	TCI Communications, Inc.	7.875	02/15/26	90,904
				318,284
	Casino/Gaming (0.1%)
220	Harrah's Operating Co., Inc.	5.625	06/01/15	215,456
	Chemicals: Major Diversified (0.0%)
70	ICI Wilmington Inc.	4.375	12/01/08	68,063
	Containers/Packaging (0.1%)
200	Sealed Air Corp. – 144A**	5.625	07/15/13	197,840
	Drugstore Chains (0.1%)
275	CVS Corp.	5.625	03/15/06	275,165
	Electric Utilities (1.0%)
150	Ameren Corp.	4.263	05/15/07	148,167
145	Arizona Public Service Co.	5.80	06/30/14	146,779
45	Arizona Public Service Co.	6.75	11/15/06	45,519

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$150	Carolina Power & Light Co.	5.125%		09/15/13	$148,604
160	CC Funding Trust I	6.90		02/16/07	162,719
75	Cincinnati Gas & Electric Co.	5.70		09/15/12	76,216
80	Consolidated Natural Gas Co.	5.00		12/01/14	77,259
110	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	115,611
85	Consumers Energy Co.	4.80		02/17/09	83,838
70	Detroit Edison Co. (The)	6.125		10/01/10	72,676
55	Entergy Gulf States, Inc.	3.60		06/01/08	52,899
90	Entergy Gulf States, Inc.	4.81	†	12/01/09	87,947
80	Exelon Corp.	6.75		05/01/11	84,908
180	FPL Group Capital Inc.	3.25		04/11/06	179,460
145	Pacific Gas & Electric Co.	6.05		03/01/34	148,139
30	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	29,195
100	Public Service Electric & Gas Co. (Series MTNB)	5.00		01/01/13	98,369
75	Texas Eastern Transmission, LP	7.00		07/15/32	86,142
110	Wisconsin Electric Power Co.	3.50		12/01/07	107,047
					1,951,494
	Electrical Products (0.1%)
125	Cooper Industries Inc.	5.25		07/01/07	125,183
135	Cooper Industries Inc. – 144A**	5.25		11/15/12	134,768
					259,951
	Electronics/Appliances (0.0%)
80	LG Electronics Inc. – 144A** (South Korea)	5.00		06/17/10	78,144
	Finance/Rental/Leasing (0.8%)
100	CIT Group, Inc.	2.875		09/29/06	98,730
100	CIT Group, Inc.	4.75		08/15/08	99,456
50	CIT Group, Inc.	7.375		04/02/07	51,311
210	Countrywide Home Loans, Inc. (Series MTN)	3.25		05/21/08	201,443
180	MBNA Corp.	4.721	†	05/05/08	181,547
150	MBNA Corp.	6.125		03/01/13	157,895
200	Nationwide Building Society – 144A** (United Kingdom)	4.25		02/01/10	194,312
295	Residential Capital Corp.	6.375		06/30/10	302,684
105	SLM Corp.	4.00		01/15/10	100,795
160	SLM Corp. (Series MTNA)	5.00		10/01/13	156,262
					1,544,435

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Financial Conglomerates (0.6%)
$500	Associates Corp. of North America	6.25%		11/01/08	$516,440
180	Bank One Corp. (Series MTNA)	6.00		02/17/09	183,762
170	Chase Manhattan Corp.	6.00		02/15/09	174,026
10	Chase Manhattan Corp.	7.00		11/15/09	10,648
100	General Electric Capital Corp.	4.25		12/01/10	96,688
215	General Electric Capital Corp. (Series MTNA)	6.75		03/15/32	250,506
					1,232,070
	Food Retail (0.1%)
185	Kroger Co.	7.50		04/01/31	207,124
	Food: Major Diversified (0.1%)
60	Conagra Foods, Inc.	7.00		10/01/28	63,414
65	Conagra, Inc.	8.25		09/15/30	78,274
85	Heinz (H.J.) Co. – 144A**	6.428		12/01/08	87,535
					229,223
	Gas Distributors (0.2%)
90	NiSource Finance Corp.	4.95	†	11/23/09	90,385
120	Ras Laffan Liquid Natural Gas Co. Ltd. – 144A** (Qatar)	8.294		03/15/14	137,865
90	Sempra Energy	4.621		05/17/07	89,428
					317,678
	Home Furnishings (0.1%)
95	Mohawk Industries Inc.	6.125		01/15/16	95,700
85	Mohawk Industries, Inc. (Series D)	7.20		04/15/12	90,111
					185,811
	Hotels/Resorts/Cruiselines (0.1%)
120	Hyatt Equities LLC – 144A**	6.875		06/15/07	122,039
	Household/Personal Care (0.1%)
165	Clorox Co. (The)	4.614	†	12/14/07	165,387
	Industrial Conglomerates (0.1%)
95	Textron Financial Corp.	4.125		03/03/08	93,463
90	Textron Financial Corp.	5.125		02/03/11	89,969
					183,432

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Insurance Brokers/Services (0.3%)
$355	Farmers Exchange Capital – 144A**	7.05%	07/15/28	$370,568
240	Marsh & McLennan Companies, Inc.	5.375	07/15/14	234,583
				605,151
	Investment Banks/Brokers (0.1%)
65	Goldman Sachs Group Inc. (The)	5.25	10/15/13	64,421
115	Goldman Sachs Group Inc. (The)	6.60	01/15/12	122,779
				187,200
	Major Banks (0.1%)
50	Bank of New York Co., Inc. (The)	5.20	07/01/07	50,149
65	HSBC Finance Corp.	6.75	05/15/11	69,445
				119,594
	Major Telecommunications (0.5%)
165	Deutsche Telekom International Finance Corp. NV (Netherlands)	8.25	06/15/30	206,456
155	France Telecom S.A. (France)	8.75	03/01/31	203,162
95	SBC Communications, Inc.	6.15	09/15/34	93,845
40	Sprint Capital Corp.	8.75	03/15/32	52,466
85	Telecom Italia Capital SA (Luxembourg)	4.00	11/15/08	82,336
125	Telecom Italia Capital SA (Luxembourg)	4.00	01/15/10	118,850
275	Verizon New England Inc.	6.50	09/15/11	282,914
				1,040,029
	Managed Health Care (0.1%)
100	WellPoint Health Networks Inc.	6.375	06/15/06	100,523
30	WellPoint Inc.	3.75	12/14/07	29,314
				129,837
	Media Conglomerates (0.1%)
60	News America Holdings, Inc.	7.75	02/01/24	66,833
20	News America Inc.	7.125	04/08/28	21,242
30	News America Inc.	7.28	06/30/28	32,355
30	News America Inc. – 144A**	6.40	12/15/35	29,973
				150,403
	Medical Specialties (0.1%)
155	Baxter Finco BV – 144A** (Netherlands)	4.75	10/15/10	152,373

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Motor Vehicles (0.1%)
$105	DaimlerChrysler North American Holdings Co.	8.50%	01/18/31	$127,684
	Multi-Line Insurance (0.3%)
355	AIG Sun America Global Finance VI – 144A**	6.30	05/10/11	375,343
170	American General Finance Corp. (Series MTNH)	4.625	09/01/10	165,741
20	American General Finance Corp. (Series MTNI)	4.625	05/15/09	19,791
40	AXA Financial Inc.	6.50	04/01/08	41,351
50	Hartford Financial Services Group, Inc. (The)	2.375	06/01/06	49,599
55	International Lease Finance Corp.	3.75	08/01/07	53,955
				705,780
	Other Metals/Minerals (0.1%)
125	Brascan Corp. (Canada)	7.125	06/15/12	135,399
	Property – Casualty Insurers (0.4%)
200	Mantis Reef Ltd. – 144A** (Australia)	4.692	11/14/08	196,177
115	Platinum Underwriters Finance Holdings, Ltd.	6.371	11/16/07	115,168
90	Platinum Underwriters Finance Holdings, Ltd.	7.50	06/01/17	92,019
155	St. Paul Travelers Companies, Inc. (The)	5.01	08/16/07	154,616
210	XLLIAC Global Funding – 144A**	4.80	08/10/10	206,698
				764,678
	Publishing: Newspapers (0.0%)
105	Knight Ridder, Inc.	5.75	09/01/17	90,100
	Pulp & Paper (0.0%)
95	Sappi Papier Holding AG – 144A** (Austria)	6.75	06/15/12	89,135
	Railroads (0.2%)
70	Burlington North Santa Fe Railway Co.	4.575	01/15/21	67,408
110	Burlington North Santa Fe Railway Co.	6.125	03/15/09	113,430
85	Norfolk Southern Corp.	7.35	05/15/07	87,518
60	Union Pacific Corp.	6.625	02/01/08	61,800
55	Union Pacific Corp.	6.65	01/15/11	58,350
40	Union Pacific Corp. (Series MTNE)	6.79	11/09/07	41,183
				429,689

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Real Estate Development (0.2%)
$326	World Financial Properties – 144A**	6.91%		09/01/13	$342,131
	Real Estate Investment Trusts (0.0%)
10	EOP Operating L.P.	4.75		03/15/14	9,429
80	EOP Operating L.P.	7.875		07/15/31	93,206
					102,635
	Regional Banks (0.1%)
240	Marshall & Ilsley Bank (Series BKNT)	3.80		02/08/08	235,499
	Savings Banks (0.3%)
85	Household Finance Corp.	4.125		12/15/08	82,875
105	Household Finance Corp.	5.875		02/01/09	107,308
45	Household Finance Corp.	6.375		10/15/11	47,444
115	Household Finance Corp.	6.40		06/17/08	118,331
100	Sovereign Bank (Series CD)	4.00		02/01/08	98,170
95	Washington Mutual Bank	5.50		01/15/13	95,248
115	Washington Mutual Inc.	8.25		04/01/10	127,342
					676,718
	Trucks/Construction/Farm Machinery (0.1%)
40	Caterpillar Financial Services Corp. (Series MTNF)	3.625		11/15/07	39,101
185	Caterpillar Financial Services Corp. (Series MTNF)	4.44	†	08/20/07	185,422
					224,523
	Wireless Telecommunications (0.1%)
150	Vodafone Group PLC (United Kingdom)	4.611	†	12/28/07	150,045
	Total Corporate Bonds (Cost $15,073,921)				15,190,492
	Foreign Government Obligations (0.1%)
60	United Mexican States (Mexico)	8.375		01/14/11	68,250
20	United Mexican States (Mexico) (Series MTN)	8.30		08/15/31	25,250
	Total Foreign Government Obligations (Cost $91,824)				93,500

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	U.S Government Obligations (12.6%)
	U.S. Treasury Bonds
$225		6.375%	08/15/27	$274,298
4,200		7.625	02/15/25	5,704,125
3,705		8.125	08/15/19 –
			08/15/21	5,044,554
	U.S. Treasury Notes
280		1.625	02/28/06	279,530
2,400		3.875	02/15/13	2,306,158
9,855		4.25	08/15/13 –
			11/15/13	9,674,668
120		4.625	05/15/06	120,066
4,655	U.S. Treasury Strips	0.00	02/15/25 –
			02/15/27	1,858,913
	Total U.S. Government Obligations (Cost $24,844,295)			25,262,312
	Mortgage-Backed Securities (3.6%)
76	Federal Home Loan Mortgage Corp. Gold	7.50	06/01/11 –
			08/01/11	79,379
	Federal National Mortgage Assoc.
235		6.50	07/01/32	241,666
2,821		7.00	03/01/12 –
			10/01/35	2,935,441
632		7.50	08/01/25 –
			07/01/32	662,842
359		8.00	05/01/24 –
			02/01/32	384,125
16		9.50	12/01/20	17,445
	Federal National Mortgage Assoc. (ARM)
1,148		1.905	01/01/36	1,179,725
291		4.603	07/01/33	291,073
1,173		5.002	01/01/36	1,205,786
	Government National Mortgage Assoc.
93		7.50	09/15/25 –
			06/15/27	98,492
112		8.00	04/15/26 –
			08/15/26	120,635
	Total Mortgage-Backed Securities (Cost $7,200,826)			7,216,609

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Asset-Backed Securities (5.1%)
	Finance/Rental/Leasing
$300	American Express Credit Account Master Trust 2002-3 A	4.58	†%	12/15/09	$300,591
600	American Express Credit Account Master Trust 2003-3 A	4.58	†	11/15/10	601,700
350	Banc of America Securities Auto Trust 2005-WF1 A3	3.99		08/18/09	345,624
175	Capital Auto Receivables Asset Trust 2004-2 A	3.35		02/15/08	172,906
350	Capital Auto Receivables Asset Trust 2005-1 A4	4.05		07/15/09	346,062
300	Caterpillar Financial Asset Trust 2005-A A3	3.90		02/25/09	296,343
335	Chase Credit Card Master Trust 2001-4 A	5.50		11/17/08	336,123
141	CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	138,722
225	CNH Equipment Trust 2005-A A3	4.02		04/15/09	222,479
450	CNH Equipment Trust 2005-B A3	4.27		01/15/10	444,968
275	Daimler Chrysler Auto Trust 2005-B A3	4.04		09/08/09	271,910
225	Ford Credit Auto Owner Trust 2005-B A3	4.17		01/15/09	223,216
250	GE Dealer Floorplan Master Note Trust 2004-1 A	4.54	†	07/20/08	250,165
375	GE Equipment Small Ticket LLC -2005-2A	4.88		10/22/09	374,658
150	Harley Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	148,540
400	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76		12/17/12	391,974
250	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	246,000
225	Hertz Vehicle Financing LLC 2005-2A	4.93		02/25/10	224,578
200	Honda Auto Receivables Owner Trust 2005-2 A3	3.93		01/15/09	197,672
325	Honda Auto Receivables Owner Trust 2005-3 A3	3.87		04/20/09	320,272
300	Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/09	299,923
225	Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	221,760
150	MBNA Master Credit Card Trust 1999-B A	5.90		08/15/11	154,516
400	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	395,229
275	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	265,041
400	Nissan Auto Receivables Owner Trust 2005-B A3	3.99		07/15/09	395,270
75	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	74,045
450	USAA Auto Owner Trust 2004-2 A-4	3.58		02/15/11	441,023
400	USAA Auto Owner Trust 2004-3 A3	3.16		02/17/09	394,720
275	USAA Auto Owner Trust 2005-1 A3	3.90		07/15/09	271,865
250	Volkswagen Auto Lease Trust 2005-A A3	3.82		05/20/08	247,595
375	Volkswagen Auto Loan Enhanced Trust	4.80		07/20/09	374,451
150	Wachovia Auto Owner Trust 2004-B A3	2.91		04/20/09	147,941
200	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	197,758
300	Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	299,548
150	World Omni Auto Receivables Trust 2004-A A3	3.29		11/12/08	148,490
	Total Asset-Backed Securities (Cost $10,262,772)				10,183,678

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Collateralized Mortgage Obligations (0.3%)
$412	Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	4.68	†%	09/25/45	$412,784
759	Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00		08/25/35	233,042
	Total Collateralized Mortgage Obligations (Cost $545,712)				645,826
	Short-Term Investments (3.2%)
	U.S. Government Obligation (a) (0.1%)
250	U.S. Treasury Bill*** (Cost $245,207)	4.26		07/13/06	245,208
	Repurchase Agreement (3.1%)
6,192	Joint repurchase agreement account (dated 01/31/06; proceeds $6,192,765) (b) (Cost $6,192,000)	4.445		02/01/06	6,192,000
	Total Short-Term Investments (Cost $6,437,207)				6,437,208
	Total Investments
	(Cost$172,774,267)(c)(d)			99.9%	199,764,135
	Other Assets in Excess of Liabilities			0.1	268,593
	Net Assets			100.0%	$200,032,728

ADR	American Depositary Receipt.
ARM	Adjustable Rate Mortgage.
IO	Interest Only security.
*	Non-income producing security.
**	Resale is restricted to qualified institutional investors.
***	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $38,850.
†	Floating rate security; rate shown is the rate in effect at January 31, 2006.
(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)	Collateralized by federal agency and U.S. Treasury obligations.
(c)	Securities have been designated as collateral in an amount equal to $11,583,999 in connection with open futures contracts.
(d)	The aggregate cost for federal income tax purposes is $174,480,268.
The aggregate gross unrealized appreciation is $29,837,579 and the aggregate gross unrealized depreciation is $4,553,712, resulting in net unrealized appreciation of $25,283,867.

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Portfolio of Investments January 31, 2006 continued

Futures Contracts Open at January 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
18	Short	U.S. Treasury Bonds 20 Year, March 2006	$(2,031,188)	$(14,426)
38	Short	U.S. Treasury Notes 2 Year, March 2006	(7,784,063)	16,050
12	Short	U.S. Treasury Notes 5 Year, March 2006	(1,268,813)	108
2	Short	U.S. Treasury Notes 5 Year, June 2006	(211,375)	174
3	Short	U.S. Treasury Notes 10 Year, March 2006	(325,313)	(8)
		Net Unrealized Appreciation		$1,898

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2006

Assets:
Investments in securities, at value (cost $172,774,267)	$199,764,135
Receivable for:
Interest	780,503
Investments sold	638,642
Shares of beneficial interest sold	216,902
Dividends	119,879
Prepaid expenses and other assets	38,949
Total Assets	201,559,010
Liabilities:
Payable for:
Investments purchased	1,013,958
Shares of beneficial interest redeemed	180,599
Distribution fee	154,034
Investment advisory fee	91,642
Administration fee	14,099
Transfer agent fee	5,411
Variation margin	802
Accrued expenses and other payables	65,737
Total Liabilities	1,526,282
Net Assets	$200,032,728
Composition of Net Assets:
Paid-in-capital	$168,794,538
Net unrealized appreciation	26,991,766
Accumulated undistributed net investment income	77,401
Accumulated undistributed net realized gain	4,169,023
Net Assets	$200,032,728
Class A Shares:
Net Assets	$33,216,508
Shares Outstanding (unlimited authorized, $.01 par value)	2,279,990
Net Asset Value Per Share	$14.57
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.38
Class B Shares:
Net Assets	$84,567,622
Shares Outstanding (unlimited authorized, $.01 par value)	5,806,573
Net Asset Value Per Share	14.56
Class C Shares:
Net Assets	$81,339,493
Shares Outstanding (unlimited authorized, $.01 par value)	5,582,638
Net Asset Value Per Share	$14.57
Class D Shares:
Net Assets	$909,105
Shares Outstanding (unlimited authorized, $.01 par value)	62,423
Net Asset Value Per Share	$14.56

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Financial Statements continued

Statement of Operations

For the year ended January 31, 2006

Net Investment Income:
Income
Interest	$2,967,093
Dividends (net of $75,701 foreign withholding tax)	2,698,965
Total Income	5,666,058
Expenses
Investment advisory fee	1,042,870
Distribution fee (Class A shares)	57,722
Distribution fee (Class B shares)	941,337
Distribution fee (Class C shares)	810,976
Transfer agent fees and expenses	281,186
Administration fee	160,442
Professional fees	78,471
Shareholder reports and notices	75,481
Registration fees	53,381
Custodian fees	53,251
Trustees' fees and expenses	2,410
Other	30,022
Total Expenses	3,587,549
Net Investment Income	2,078,509
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	19,244,255
Futures contracts	(486,067)
Net Realized Gain	18,758,188
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(2,171,088)
Futures contracts	339,805
Net Depreciation	(1,831,283)
Net Gain	16,926,905
Net Increase	$19,005,414

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED JANUARY 31, 2006	FOR THE YEAR ENDED JANUARY 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$2,078,509	$1,797,333
Net realized gain	18,758,188	13,637,911
Net change in unrealized appreciation/depreciation	(1,831,283)	(1,971,750)
Net Increase	19,005,414	13,463,494
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(452,694)	(115,267)
Class B shares	(1,020,328)	(1,026,328)
Class C shares	(914,587)	(744,083)
Class D shares	(19,399)	(19,494)
Net realized gain
Class A shares	(782,903)	—
Class B shares	(2,185,194)	—
Class C shares	(2,040,106)	—
Class D shares	(22,958)	—
Total Dividends and Distributions	(7,438,169)	(1,905,172)
Net decrease from transactions in shares of beneficial interest	(12,116,316)	(18,590,516)
Net Decrease	(549,071)	(7,032,194)
Net Assets:
Beginning of period	200,581,799	207,613,993
End of Period (Including accumulated undistributed net investment income of $77,401 and $131,639, respectively)	$200,032,728	$200,581,799

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006

1.   Organization and Accounting Policies

Morgan Stanley Balanced Growth Fund (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as a diversified, open-end management investment company. The Fund's investment objective is capital growth with reasonable current income. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006 continued

trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006 continued

G.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.52% to the portion of daily net assets not exceeding $500 million and 0.495% to the portion of daily net assets in excess of $500 million.

Pursuant to Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), affiliate of the Investments Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $2,122,714 at January 31, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2006, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 1.0%, respectively.

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006 continued

The Distributor has informed the Fund that for the year ended January 31, 2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $4, $196,226 and $3,971 respectively and received $54,073 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales, maturities, and prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2006 aggregated $100,096,488 and $117,977,863, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities in the amount of $47,623,048 and $51,522,102, respectively. The Fund had purchases and sales of $349,809 and $49,112, respectively, with other Morgan Stanley funds, including a net realized gain of $3,538.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5.   Purposes of and Risks Relating to Certain Financial Instruments

The Fund may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading; increase or decrease Fund's market exposure, seek higher investment returns, or to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risk also may arise from the potential inability of the counterparties to meet the terms of their contracts.

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006 continued

6.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JANUARY 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	490,716	$7,057,986	197,090	$2,570,407
Conversion from Class B	1,649,854	23,001,214	—	—
Reinvestment of dividends	73,309	1,054,840	7,165	94,080
Redeemed	(443,744)	(6,388,604)	(207,756)	(2,736,245)
Net increase (decrease) – Class A	1,770,135	24,725,436	(3,501)	(71,758)
CLASS B SHARES
Sold	1,236,638	17,572,599	1,895,920	24,914,311
Conversion to Class A	(1,649,990)	(23,001,214)	—	—
Reinvestment of dividends	193,148	2,774,543	64,508	846,699
Redeemed	(2,034,354)	(29,042,425)	(2,762,993)	(36,219,918)
Net decrease – Class B	(2,254,558)	(31,696,497)	(802,565)	(10,458,908)
CLASS C SHARES
Sold	531,681	7,619,616	497,642	6,594,799
Reinvestment of dividends	184,017	2,646,264	49,799	653,999
Redeemed	(1,062,378)	(15,180,965)	(1,156,316)	(15,173,611)
Net decrease – Class C	(346,680)	(4,915,085)	(608,875)	(7,924,813)
CLASS D SHARES
Sold	16,327	235,071	31,524	411,699
Reinvestment of dividends	2,786	39,913	1,310	17,218
Redeemed	(35,423)	(505,154)	(42,854)	(563,954)
Net decrease – Class D	(16,310)	(230,170)	(10,020)	(135,037)
Net decrease in Fund	(847,413)	$(12,116,316)	(1,424,961)	$(18,590,516)

7.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These ‘‘book/tax’’ differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JANUARY 31, 2006	FOR THE YEAR ENDED JANUARY 31, 2005
Ordinary income	$2,407,008	$1,905,172
Long-term capital gains	5,031,161	—
Total distributions	$7,438,169	$1,905,172

As of January 31, 2006, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$984,809
Undistributed long-term gains	4,969,803
Net accumulated earnings	5,954,612
Temporary differences	(289)
Net unrealized appreciation	25,283,867
Total accumulated earnings	$31,238,190

During the year ended January 31, 2006, the Fund utilized its net capital loss carryforward of $7,903,847.

As of January 31, 2006, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and straddles, mark-to-market of open futures contracts and book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and accumulated undistributed net investment income was credited $274,261.

8.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds

Morgan Stanley Balanced Growth Fund

Notes to Financial Statements January 31, 2006 continued

advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund’s financial statements for the effect, if any, of this matter.

9.   Subsequent Event

On February 6, 2006, the Trustees of the Fund and Morgan Stanley Balanced Income Fund (‘‘Balanced Income’’) approved an agreement and plan of reorganization (the "Balanced Income Reorganization") whereby Balanced Income would be merged into the Fund. The Balanced Income Reorganization is subject to the approval of Balanced Income shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of Balanced Income and shareholders of Balanced Income would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Balanced Income.

On February 6, 2006, the Trustees of the Fund and Morgan Stanley Income Builder Fund ("Income Builder") approved an agreement and plan of reorganization (the "Income Builder Reorganization") whereby Income Builder would be merged into the Fund. The Income Builder Reorganization is subject to the approval of Income Builder shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of Income Builder and shareholders of Income Builder would become shareholders of the Fund, receiving shares of the corresponding class of the Fund equal to the value of their holdings in Income Builder.

Shareholders of Balanced Income and Income Builder will vote separately on the reorganization for that fund. Each reorganization is not dependent on the approval of the other.

Morgan Stanley Balanced Growth Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.76	$12.98	$10.73	$12.82	$13.29
Income (loss) from investment operations:
Net investment income‡	0.24	0.21	0.18	0.25	0.33
Net realized and unrealized gain (loss)	1.21	0.79	2.30	(2.06)	(0.42)
Total income (loss) from investment operations	1.45	1.00	2.48	(1.81)	(0.09)
Less dividends and distributions from:
Net investment income	(0.27)	(0.22)	(0.23)	(0.28)	(0.38)
Net realized gain	(0.37)	—	—	—	—
Total dividends and distributions	(0.64)	(0.22)	(0.23)	(0.28)	(0.38)
Net asset value, end of period	$14.57	$13.76	$12.98	$10.73	$12.82
Total Return†	10.99%	7.80%	23.37%	(14.27)%	(0.53)%
Ratios to Average Net Assets(1):
Expenses	1.13%	1.13%	1.12%	1.10%	1.07%
Net investment income	1.70%	1.61%	1.58%	2.14%	2.56%
Supplemental Data:
Net assets, end of period, in thousands	$33,217	$7,017	$6,663	$5,848	$6,259
Portfolio turnover rate	52%	64%	117%	145%	67%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.75	$12.97	$10.73	$12.81	$13.28
Income (loss) from investment operations:
Net investment income‡	0.14	0.11	0.10	0.16	0.23
Net realized and unrealized gain (loss)	1.20	0.79	2.28	(2.05)	(0.42)
Total income (loss) from investment operations	1.34	0.90	2.38	(1.89)	(0.19)
Less dividends and distributions from:
Net investment income	(0.16)	(0.12)	(0.14)	(0.19)	(0.28)
Net realized gain	(0.37)	—	—	—	—
Total dividends and distributions	(0.53)	(0.12)	(0.14)	(0.19)	(0.28)
Net asset value, end of period	$14.56	$13.75	$12.97	$10.73	$12.81
Total Return†	10.12%	6.99%	22.37%	(14.86)%	(1.32)%
Ratios to Average Net Assets(1):
Expenses	1.89%	1.89%	1.88%	1.87%	1.83%
Net investment income	0.94%	0.85%	0.82%	1.37%	1.80%
Supplemental Data:
Net assets, end of period, in thousands	$84,568	$110,875	$114,960	$79,631	$92,009
Portfolio turnover rate	52%	64%	117%	145%	67%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.76	$12.98	$10.73	$12.81	$13.28
Income (loss) from investment operations:
Net investment income‡	0.14	0.11	0.10	0.16	0.23
Net realized and unrealized gain (loss)	1.20	0.79	2.29	(2.05)	(0.42)
Total income (loss) from investment operations	1.34	0.90	2.39	(1.89)	(0.19)
Less dividends and distributions from:
Net investment income	(0.16)	(0.12)	(0.14)	(0.19)	(0.28)
Net realized gain	(0.37)	—	—	—	—
Total dividends and distributions	(0.53)	(0.12)	(0.14)	(0.19)	(0.28)
Net asset value, end of period	$14.57	$13.76	$12.98	$10.73	$12.81
Total Return†	10.15%	6.98%	22.43%	(14.88)%	(1.34)%
Ratios to Average Net Assets(1):
Expenses	1.89%	1.87%	1.88%	1.87%	1.83%
Net investment income	0.94%	0.87%	0.82%	1.37%	1.80%
Supplemental Data:
Net assets, end of period, in thousands	$81,339	$81,606	$84,840	$75,323	$106,002
Portfolio turnover rate	52%	64%	117%	145%	67%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$13.76	$12.97	$10.73	$12.81	$13.28
Income (loss) from investment operations:
Net investment income‡	0.28	0.24	0.22	0.27	0.37
Net realized and unrealized gain (loss)	1.19	0.80	2.28	(2.04)	(0.43)
Total income (loss) from investment operations	1.47	1.04	2.50	(1.77)	(0.06)
Less dividends and distributions from:
Net investment income	(0.30)	(0.25)	(0.26)	(0.31)	(0.41)
Net realized gain	(0.37)	—	—	—	—
Total dividends and distributions	(0.67)	(0.25)	(0.26)	(0.31)	(0.41)
Net asset value, end of period	$14.56	$13.76	$12.97	$10.73	$12.81
Total Return†	11.17%	8.14%	23.56%	(13.99)%	(0.32)%
Ratios to Average Net Assets(1):
Expenses	0.89%	0.89%	0.88%	0.87%	0.83%
Net investment income	1.94%	1.85%	1.82%	2.37%	2.80%
Supplemental Data:
Net assets, end of period, in thousands	$909	$1,083	$1,151	$1,347	$1,244
Portfolio turnover rate	52%	64%	117%	145%	67%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

Morgan Stanley Balanced Growth Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Balanced Growth Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Growth Fund (the ‘‘Fund’’), including the portfolio of investments, as of January 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Growth Fund as of January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
March 23, 2006

Morgan Stanley Balanced Growth Fund

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

Morgan Stanley Balanced Growth Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

Morgan Stanley Balanced Growth Fund

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds").
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

Morgan Stanley Balanced Growth Fund

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Office (since May 2003) of the Van Kampen Funds; Managing Director of Morgan Stanley, Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated; Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Managing Director and (since May 2002) Director, Morgan Stanley Investment Management Inc., Managing Director and (since January 2005) Director of Van Kampen Asset Management and Van Kampen Investments Inc. Director, President (since February 2006) and Chief Executive Officer (since February 2006) of Morgan Stanley Services Company Inc., Director of Moran Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operating Officer of Morgan Stanley Investment Management Inc., Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc. (November 2003 to February 2006).
J. David Germany (51) 25 Cabot Square, Canary Wharf, London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc. Managing Director and Director of Morgan Stanley Investment Management Ltd. Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc. Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director of Morgan Stanley Investment Management, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds; Formerly, General Counsel (May 2000-February 2006) of Morgan Stanley Investment Management; Secretary (October 2003 to February 2006), General Counsel (May 2004 to February 2006) and Director (July 1998 to January 2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Secretary and General Counsel of Morgan Stanley Investment Management Inc. (November 2002 to February 2006); Secretary and Director of Morgan Stanley Distributors Inc.; Secretary (February 1997 to July 2003) and General Counsel (February 1997 to April 2004) of the Morgan Stanley Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc. (February 1997 to December 2001).

Morgan Stanley Balanced Growth Fund

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Amy R. Doberman (43) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc.; Secretary (since February 2006) of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer (since February 2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. and (since June 2004) of Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc. Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of Van Kampen Asset Management Inc., Van Kampen Advisors Inc. and Van Kampen Investments Inc. (December 2002 to February 2006); Secretary of Morgan Stanley Distribution, Inc. (October 2005 to February 2006).
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Morgan Stanley Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002-July 2003).
Thomas F. Caloia (59) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Assistant Treasurer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Morgan Stanley Distributors Inc.; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989-July 2003).

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Morgan Stanley Balanced Growth Fund

2006 Federal Tax Notice (unaudited)

During the fiscal year ended January 31, 2006, 75.11% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that 100% of the Fund's ordinary dividends paid during the fiscal year ended January 31, 2006 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Also during the fiscal year ended January 31, 2006, the Fund paid to its shareholders $0.37 per share from long-term capital gains.

Of the Fund's ordinary dividends paid during the fiscal year, 23.39% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED INCOME FUND
Dated May 27, 2005

On February 6, 2006, the Board of Trustees of the Morgan Stanley Balanced Income Fund (the "Fund") approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Balanced Growth Fund ("Balanced Growth"), pursuant to which substantially all of the assets of the Fund would be combined with those of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth, receiving shares of Balanced Growth equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Balanced Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Balanced Growth will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38400SPT-02

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004

Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004

(Collectively, the "Funds")

Effective September 30, 2005, the Class A Shares sales charge waiver category for custodial accounts held by a bank or trust company created pursuant to Section 403(b) of the Internal Revenue Code will not be available. Accordingly, the Class A Shares sales charge waiver category related to such custodial accounts found in the section of the Fund's Prospectus titled "Share Class Arrangements – Class A Shares – Other Sales Charge Waivers" is hereby deleted.

Effective October 31, 2005, the second paragraph of the section of the Fund's Prospectus titled "Share Class Arrangements – Class B Shares" is hereby deleted and replaced with the following:

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a contingent deferred sales charge applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a contingent deferred sales charge, followed by shares held the longest in the shareholder's account.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79585SPT-01

September 23, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 23, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Utilities Fund, dated April 29, 2005
("Group I Funds")

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004

Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
("Group II Funds")

(Collectively, the "Funds")

The last paragraph of the section of the Fund's Prospectus titled "How to Sell Shares" is hereby deleted and replaced with the following:

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles, (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley Investment Management investment team and (vi) through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust only). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through a financial intermediary, please read that firm's materials carefully to learn about any other restrictions or fees that may apply.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79587SPT-01

August 25, 2005

Supplement

SUPPLEMENT DATED AUGUST 25, 2005 TO THE PROSPECTUS OF
MORGAN STANLEY BALANCED INCOME FUND
Dated May 27, 2005

The following sentence is hereby added within the "Principal Investment Strategies" section of the Fund's Prospectus:

The Fund may invest up to 15% of its net assets in Real Estate Investment Trusts ("REITs").

The following paragraph is hereby added within the "Principal Risks" section of the Fund's Prospectus:

Real Estate Investment Trusts ("REITs").    REITs pool investors' funds for investments primarily in commercial real estate or real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees, that are paid by their shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing the return to the Fund on its investment in such company.

The fourth sentence in the section of the Fund's Prospectus titled "Principal Investment Strategies—Common Stocks/Convertible Securities" is hereby deleted and replaced with the following:

These investments may include foreign securities (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

The section of the Fund's Prospectus titled "Additional Investment Strategy Information—Foreign Securities" is hereby deleted and replaced with the following:

Foreign Securities.    The Fund may invest up to 20% of its net assets in foreign securities. Foreign securities include sovereign debt obligations, Yankee-dollar obligations, as well as common stocks and securities convertible into common stocks (held directly or listed in the United States on a national securities exchange and in the form of depositary receipts).

The first sentence of the section of the Fund's Prospectus entitled "Additional Risk Information—Foreign Securities" is hereby deleted and replaced with the following:

Foreign Securities.    The Fund's investments in foreign securities may involve risks in addition to the risks associated with domestic securities.

The following sentence is added as the last sentence in the first paragraph of the section of the Fund's Prospectus entitled "Additional Risk Information—Foreign Securities."

In addition, in the event of default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38400SPT-01

July 15, 2005

Supplement

SUPPLEMENT DATED JULY 15, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fund of Funds -- Domestic Portfolio, dated November 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(the "Funds")

Effective September 30, 2005, the Directors/Trustees of each Fund have approved the addition of a new Class A shares sales charge waiver category.  Accordingly, the following is added as the third bullet in the section titled "Share Class Arrangements — Class A Shares — Other Sales Charge Waivers":

•

Custodial accounts held by a bank or trust company, created pursuant to Section 403(b) of the Internal Revenue Code.

This change in Class A shares purchase options is prospective only. Investors, as of September 30, 2005, will become eligible to purchase Class A shares at net asset value pursuant to this revised option and may have previously purchased Class B shares or Class C shares of the Fund. The terms of any such Class B shares or Class C shares purchased before September 30, 2005 remain unchanged such Class B shares and Class C shares remain subject to the annual operating expenses and contingent deferred sales charges ("CDSC") applicable to such shares and remain exchangeable only into corresponding Class B shares or Class C shares of other Morgan Stanley Funds pursuant to the exchange privilege. An investor election to redeem such Class B shares or Class C shares and reinvest in Class A shares would be subject to any applicable CDSC and tax consequences. Class D shares are not available to custodial accounts created pursuant to Section 403(b).

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79562USPT-00

May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated April 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Federal Securities Trust, dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fund of Funds -- Domestic Portfolio, dated November 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated April 30, 2004
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated April 30, 2004
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Special Growth Fund, dated April 30, 2004
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004

Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(the "Funds")

The paragraph of the section of the prospectus titled "Share Class Arrangements — Class A Shares — Combined Purchase Privilege" is hereby deleted and replaced with the following:

You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan Stanley Multi-Class Funds for the related account or any other related account. For the purpose of this combined purchase privilege, a "related account" is:

•

A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

•

Family member accounts (limited to spouse and children under 21 but including trust accounts established solely for the benefit of a spouse or child under 21).

•

Individual retirement accounts (IRAs) and single participant retirement accounts (such as Keoghs).

•

UGMA/UTMA accounts.

The paragraphs of the section of the Prospectus titled "Share Class Arrangements — Class A Shares — Right of Accumulation" are hereby deleted and replaced with the following:

You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley Multi Class Funds) held in related accounts amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

The following paragraph is hereby added immediately following "Share Class Arrangements — Class A Shares — Right of Accumulation."

Notification.    You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed, that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described above at Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to and/or right of accumulation threshold determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79551SPT-01

May 31, 2005

Supplement

SUPPLEMENT DATED MAY 31, 2005 TO THE PROSPECTUSES OF

Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated May 28, 2004
Morgan Stanley Global Utilities Fund, dated April 30, 2004
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Information Fund, dated May 28, 2004
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated April 30, 2004
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated April 30, 2004
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Utilities Fund, dated April 29, 2005
("Group I Funds")

Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated April 30, 2004
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley Federal Securities Trust, dated December 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Growth Fund, dated May 28, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated June 30, 2004
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated May 28, 2004
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004

Morgan Stanley Small-Mid Special Value Fund, dated June 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
("Group II Funds")

(Collectively, the "Funds")

Effective August 29, 2005, the Board of Directors/Trustees (the "Boards") of the Funds approved the implementation of a 2% redemption fee for Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase, subject to certain exceptions discussed below. In addition, effective August 29, 2005, the Boards approved the elimination of certain trade/exchange limits currently in effect for the Funds.

With respect to all Funds (except for Morgan Stanley Limited Duration Fund, Morgan Stanley Limited Duration U.S. Treasury Trust and Morgan Stanley Limited Term Municipal Trust), the "Shareholder Fees" table in the section of the Prospectus titled "Fees and Expenses" is hereby amended with the following to reflect the redemption fee:

Shareholder Fees

	Class A	Class B	Class C	Class D
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.25% (for fixed income Funds) and 5.25% (for equity Funds)[1]	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or net asset value at redemption)	None[2]	5.00%[3]	1.00%[4]	None
Redemption fee[5]	2.00%	2.00%	2.00%	2.00%

(1)

Reduced for purchases of $25,000 and over.

(2)

Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CSDC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)

The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)

Only applicable if you sell your shares within one year after purchase.

(5)

Payable to the Fund on shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

With respect to Morgan Stanley Limited Duration Fund, Morgan Stanley Limited Duration U.S. Treasury Trust and Morgan Stanley Limited Term Municipal Trust, the following information is hereby added to the top of the table included in the section titled "Fees and Expenses":

Shareholder Fees

Redemption Fee[1]	2.00%

(1)

Payable to the Fund on shares redeemed within seven days of purchase. See "Shareholder Information — How to Sell Shares" for more information on redemption fees.

The second paragraph in the section of the Prospectus titled "How to Exchange Shares — Permissible Fund Exchanges" is hereby deleted and replaced with the following:

The current prospectus for each Morgan Stanley Fund describes its investment objective(s), policies and investment minimums and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

The following paragraph is hereby added as the last paragraph of the section titled "How to Sell Shares":

Redemption Fee.    Fund shares redeemed within 30 days (in the case of Group I Funds) or seven days (in the case of Group II Funds) of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading. The redemption fee does not apply to systematic withdrawal/exchange plans, pre-approved asset allocation programs, shares received by reinvesting income dividends or capital gain distributions, affiliated fund of funds and redemptions made through check-writing (with respect to Morgan Stanley Limited Duration U.S. Treasury Trust). The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

With respect to trades that occur through omnibus accounts at financial intermediaries, each Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. Certain intermediaries may not have the ability to assess a redemption fee.

Effective August 29, 2005, the limitation of a maximum of eight exchanges per calendar year will no longer be in effect. However, certain patterns of exchanges and/or purchase or sale transactions involving the Funds or other Morgan Stanley Funds may result in a Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. Each Fund reserves the right to reject an exchange request for any reason.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

79550SPT-01

                                          [MORGAN STANLEY FUNDS GRAPHIC OMITTED]

                                                                  Morgan Stanley
                                                             Balance Income Fund

A mutual fund that seeks to provide current and moderate capital growth

[MORGAN STANLEY LOGO OMITTED]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                    May 27, 2005

Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS...................................... Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund
--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE

[GRAPHIC OMITTED]

Morgan Stanley Balanced Income Fund seeks to provide current income and moderate capital growth.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC OMITTED]

[sidebar]
INCOME & GROWTH
An investment objective having the goal of selecting securities that pay out income and have the potential to rise in price.
[endsidebar]

The Fund will normally invest at least 80% of its assets in income-producing securities, consisting of (1) fixed-income securities and (2) dividend paying common stocks and securities convertible into common stocks. Within the limitations detailed below, the Fund's "Investment Adviser," Morgan Stanley
Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

The two groups of Fund investments in more detail are:

(1) FIXED-INCOME SECURITIES.  The Fund will normally invest at least 60% of its net assets in fixed-income securities. The Fund's fixed-income securities
(including zero coupon securities) are limited to investment grade corporate debt securities, Yankee dollar obligations, sovereign debt obligations, bank obligations, investment grade mortgage-backed securities, including collateralized mortgage obligations, investment grade asset-backed securities and U.S. government securities. The U.S. government securities may include:

o  U.S. Treasury bills, notes and bonds, all of which are direct obligations of the U.S. Government.

o  Securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. Among the agencies and instrumentalities issuing these obligations are the Government National Mortgage Association and the Federal Housing Administration.

o  Securities (including mortgage-backed securities) issued by agencies and instrumentalities which are not backed by the full faith and credit of the
   United States, but whose issuing agency or instrumentality has the right to borrow, to meet its obligations, from the U.S. Treasury. Among these agencies and instrumentalities are the Federal National Mortgage
   Association and the Federal Home Loan Mortgage Corporation.

                                                                               1

o  Securities issued by agencies and instrumentalities which are backed solely by the credit of the issuing agency or instrumentality. Among these agencies and instrumentalities is the Federal Home Loan Bank.

Fixed-income securities are debt securities such as bonds, notes or commercial paper. The issuer of the debt security borrows money from the investor who buys the security. Most debt securities pay either fixed or adjustable rates of interest at regular intervals until they mature, at which point investors get their principal back. The Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity.

One type of mortgage-backed security, in which the Fund may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through"
of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

The securitization techniques used to develop mortgage-backed securities are also applied to asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities.

Collateralized mortgage obligations ("CMOs") are debt obligations collateralized by mortgage loans or mortgage pass-through securities
(collectively "Mortgage Assets"). Payments of principal and interest on the
Mortgage Assets and any reinvestment income are used to make payments on the
CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage
Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

Yankee dollar obligations are dollar-denominated obligations issued in the U.S.
capital markets by foreign issuers such as corporations and banks. Sovereign debt securities are issued or guaranteed by foreign government entities.

(2) COMMON STOCKS/CONVERTIBLE SECURITIES.  The Fund will normally invest at least 25% of its assets in dividend paying common stocks and securities convertible into common stocks. The Fund invests in common stocks of companies that have a record of paying dividends and, in the Investment Adviser's opinion, have the potential for increasing dividends. Investment grade securities convertible into common stocks may also be Fund investments. These investments may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

The Fund may also invest in options and futures.

2

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and yield will fluctuate with changes in the market value and/or yield of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

FIXED-INCOME SECURITIES.  Principal risks of investing in the Fund are associated with its fixed-income investments. All fixed-income securities, such as bonds, bank obligations, corporate debt securities and U.S. government securities are subject to two types of risk: credit risk and interest rate risk.

Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. While the Fund invests in investment grade securities, certain of these securities have speculative characteristics.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

The Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially.

MORTGAGE-BACKED SECURITIES.  Mortgage-backed securities in which the Fund may invest have different risk characteristics than traditional debt securities.
Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates.
The rate of prepayments also may be influenced by economic and other factors.
Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment
Adviser, could reduce the Fund's yield, increase the volatility of the Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

ASSET-BACKED SECURITIES.  Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining

                                                                               3

interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

COLLATERALIZED MORTGAGE OBLIGATIONS.  The principal and interest on the
Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage
Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying
Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

YANKEE DOLLAR OBLIGATIONS.  Yankee dollar obligations are subject to the same risks as domestic issues, notably credit risk, market risk and liquidity risk.
To a limited extent, they are also subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments; the extent and quality of government regulations of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization of foreign issuers.
The Fund may consider Yankee dollar obligations to be domestic securities for purposes of its investment policy.

SOVEREIGN DEBT.  Investments in sovereign debt are subject to the risk that a government entity may delay or refuse to pay interest or repay principal on its sovereign debt. Some of these reasons may include cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of its debt position to its economy or its failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a government entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debts that a government does not pay or bankruptcy proceeding by which all or part of sovereign debt that a government entity has not repaid may be collected.

COMMON STOCKS.  A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

4

CONVERTIBLE SECURITIES.  The Fund's investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will likely increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with investments in options and futures, foreign securities, commercial mortgage-backed securities ("CMBS"), forward foreign currency exchange contracts, targeted return index securities ("TRAINs"), stripped mortgage-backed securities, inverse floating obligations ("inverse floaters") and swaps. For more information about these risks, see the
"Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                                                               5

--------------------------------------------------------------------------------
PAST PERFORMANCE

[GRAPHIC OMITTED]

[sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class C shares has varied from year to year over the past nine calendar years.
[endsidebar

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

Year             1996      1997     1998     1999      2000     2001     2002     2003     2004
------------------------------------------------------------------------------------------------
Percentage       8.63%    15.57%    9.38%    0.20%     7.99%    3.67%   -3.13%   10.59%    6.01%

The bar chart reflects the performance of Class C shares; the performance of the other Classes will differ because the Classes have different ongoing fees.
The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. The year-to-date total return as of March 31, 2005 was -0.38%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 8.34% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -4.38% (quarter ended September 30, 2002).

6

[sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the Fund's average annual total returns with those of indices that represent broad measures of market performance, as well as an index that represents a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[endsidebar]

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2004)

------------------------------------------------------------------------------------------------------------
                                                              PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Class A(1): Return Before Taxes                                    1.27%          4.60%            5.11%
------------------------------------------------------------------------------------------------------------
            Lehman Brothers U.S. Government/Credit Index(2)        4.19%          8.00%            6.91%
------------------------------------------------------------------------------------------------------------
            Russell 1000 Value Index(3)                           16.49%          5.27%            7.86%
------------------------------------------------------------------------------------------------------------
            Lipper Income Funds Index(4)                           7.50%          4.84%            5.76%
------------------------------------------------------------------------------------------------------------
Class B(1): Return Before Taxes                                    0.99%          4.58%            5.05%
------------------------------------------------------------------------------------------------------------
            Lehman Brothers U.S. Government/Credit Index(2)        4.19%          8.00%            6.91%
------------------------------------------------------------------------------------------------------------
            Russell 1000 Value Index(3)                           16.49%          5.27%            7.86%
------------------------------------------------------------------------------------------------------------
            Lipper Income Funds Index(4)                           7.50%          4.84%            5.76%
------------------------------------------------------------------------------------------------------------
Class C(1): Return Before Taxes                                    5.01%          4.92%            7.35%
------------------------------------------------------------------------------------------------------------
            Return After Taxes on Distributions(5)                 4.34%          3.83%            5.80%
------------------------------------------------------------------------------------------------------------
            Return After Taxes on Distributions and Sale of
            Fund Shares                                            3.36%          3.57%            5.48%
------------------------------------------------------------------------------------------------------------
            Lehman Brothers U.S. Government/Credit Index(2)        4.19%          8.00%            7.45%
------------------------------------------------------------------------------------------------------------
            Russell 1000 Value Index(3)                           16.49%          5.27%           13.16%
------------------------------------------------------------------------------------------------------------
            Lipper Income Funds Index(4)                           7.50%          4.84%             8.60%(6)
------------------------------------------------------------------------------------------------------------
Class D(1): Return Before Taxes                                    7.07%          5.94%            6.09%
------------------------------------------------------------------------------------------------------------
            Lehman Brothers U.S. Government/Credit Index(2)        4.19%          8.00%            6.91%
------------------------------------------------------------------------------------------------------------
            Russell 1000 Value Index(3)                           16.49%          5.27%            7.86%
------------------------------------------------------------------------------------------------------------
            Lipper Income Funds Index(4)                           7.50%          4.84%            5.76%
------------------------------------------------------------------------------------------------------------

(1)   Class C commenced operations on March 28, 1995. Classes A, B and D commenced operations on July 28, 1997.

(2)   The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees.
      Such costs would lower performance. It is not possible to invest directly in an index.

(3)   The Russell 1000 Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)   The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income
      Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period but they do reflect any applicable sales charges on such a sale.

(6)   For the period March 31, 1995 through December 31, 2004.

Included in the table above are the after-tax returns for the Fund's Class C shares. The after-tax returns for the Fund's other Classes will vary from the
Class C shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                                                               7

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

[sidebar]
SHAREHOLDER FEES
These fees are paid directly from your investment.
[endsidebar]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                                  CLASS A          CLASS B          CLASS C           CLASS D

Maximum sales charge (load) imposed on purchases (as
a percentage of offering price)                                  5.25%(1)          None             None               None
----------------------------------------------------------------------------------------------------------------------------
Maximum deferred sales charge (load) (as a percentage
based on the lesser of the offering price or net asset
value at redemption)                                             None(2)           5.00%(3)         1.00%(4)           None

[sidebar]
ANNUAL FUND OPERATING EXPENSES
These expenses are deducted from the Fund's assets.
[endsidebar]

ANNUAL FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------
                                           CLASS A        CLASS B        CLASS C        CLASS D

------------------------------------------------------------------------------------------------
Advisory fee*                               0.52%          0.52%          0.52%          0.52%
------------------------------------------------------------------------------------------------
Distribution and service (12b-1) fees       0.24%          1.00%          0.93%           None
------------------------------------------------------------------------------------------------
Other expenses*                             0.32%          0.32%          0.32%          0.32%
------------------------------------------------------------------------------------------------
Total annual Fund operating expenses*       1.08%          1.84%          1.77%          0.84%
------------------------------------------------------------------------------------------------

*     Expense information in the table has been restated to reflect current fees (see "Fund Management").

(1)   Reduced for purchases of $25,000 and over.

(2)   Investments that are not subject to any sales charges at the time of purchase are subject a contingent deferred sales charge ("CDSC") of 1.00%
      that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1, 2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

8

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------- ----------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
------------------------------------------------------------ ----------------------------------------------

   Class A        $629        $850      $1,089      $1,773       $629       $850        $1,089      $1,773
------------------------------------------------------------ ----------------------------------------------
   Class B        $687        $879      $1,195      $2,159       $187       $579         $995       $2,159
------------------------------------------------------------ ----------------------------------------------
   Class C        $280        $557       $959       $2,084       $180       $557         $959       $2,084
------------------------------------------------------------ ----------------------------------------------
   Class D         $86        $268       $466       $1,037        $86       $268         $466       $1,037
------------------------------------------------------------ ----------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

OPTIONS AND FUTURES.  The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the
Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

FOREIGN SECURITIES. The Fund's investments in common stocks and securities convertible into common stocks may include foreign securities that are listed in the United States on a national securities exchange and depositary receipts.

COMMERCIAL MORTGAGE-BACKED SECURITIES. The Fund may invest in CMBS. The Fund invests in CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or

                                                                               9

better by Moody's Investor Services, Inc. or BBB or better by Standard & Poor's
Ratings Group, a division of The McGraw Hill Companies, Inc.). CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing.
That is, at their maturity date, repayment of their remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

TARGETED RETURN INDEX SECURITIES ("TRAINS"). Up to 10% of the Fund's net assets may be invested in TRAINs. A TRAIN is a structured, pooled investment vehicle that permits investment in a diversified portfolio of fixed income securities without the brokerage and other expenses associated with directly holding small positions in individual securities.

STRIPPED MORTGAGE-BACKED SECURITIES.  The Fund may invest up to 10% of its net assets in stripped mortgage-backed securities. Stripped mortgage-backed securities are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class).

INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index.

SWAPS. Swap transactions are contracts in which the Fund agrees to exchange the return or interest rate on one instrument for the return or interest rate on another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. A "specified index" may include currencies, interest rates, fixed-income indices, securities indices, total return on interest rate indices or commodity indices. Swaps may be used to manage the maturity and duration of a fixed-income portfolio, or to gain exposure to a market without directly investing in securities traded in that market. Currency swaps generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Interest rate caps, floors and collars are swaps in which one party pays a single or periodic fixed amount or premium and the other party pays periodic amounts based on the movement of a specified index. The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the Fund may otherwise invest.

10

DEFENSIVE INVESTING.  The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER.  The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rate during the past fiscal periods. A portfolio turnover rate of 100%, for example, is equivalent to the
Fund buying and selling all of its securities one time during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the
Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.

OPTIONS AND FUTURES.  If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FOREIGN SECURITIES. The Fund's investments in the common stocks of foreign corporations (including American Depositary Receipts) may involve risks in addition to the risks associated with domestic securities. Foreign securities are affected by changes in currency rates. Foreign securities also have risks related to political and economic developments abroard. Foreign companies, in general, are not subject to the regulatory requirements of

                                                                              11

U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S.
companies.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

COMMERCIAL MORTGAGE-BACKED SECURITIES. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

TRAINS. The Fund may invest in TRAINs, which are investment vehicles structured as trusts. Each trust represents an undivided investment interest in the pool of securities (generally high yield securities) underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act of
1933 or the Investment Company Act of 1940 and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to
Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

STRIPPED MORTGAGE-BACKED SECURITIES. Investments in each class of stripped mortgage-backed securities are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.
If the Fund invests in stripped mortgage-backed securities and interest rates move in a manner not anticipated by Fund management, it is possible that the
Fund could lose all or substantially all of its investment.

INVERSE FLOATERS. Investments in inverse floaters are subject to certain risks.
Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates)
causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

12

SWAPS. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make or, in the case of the other party to a swap, the net amount of payments that the
Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps. The
Fund's investments in credit default swap contracts involves risks. Where the
Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

[sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.
The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $105 billion in assets under management or administration as of April 30, 2005.
[endsidebar]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

--------------------------------------------------------------------------------
FUND MANAGEMENT

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund's portfolio is managed within the Investment Adviser's Equity Income and Taxable Fixed Income teams. Current members of the Equity Income team collectively responsible for the day-to-day management of the Fund's portfolio include James A. Gilligan, a Managing Director

                                                                              13

of the Investment Adviser, James O. Roeder, an Executive Director of the
Investment Adviser, Sergio Marcheli, Thomas B. Bastian, and Vincent E.
Vizachero, each a Vice President of the Investment Adviser. Current members of the Taxable Fixed Income team include W. David Armstrong and David S. Horowitz,
Managing Directors of the Investment Adviser, and Stefania A. Perrucci, Vice
President of the Investment Adviser.

Mr. Gilligan, who is the Equity Income team's lead portfolio manager, has worked for the Investment Adviser since 1985 and has managed the Fund since
2002. Mr. Roeder has worked for the Investment Adviser since 1999 and has managed the Fund since 2002. Mr. Marcheli has worked for the Investment Adviser since 2002 and has managed the Fund since 2003. From 2002 to 2003, Mr. Marcheli worked in an investment management capacity with the Investment Adviser and prior to that, he worked in a marketing capacity for an affiliate of the
Investment Adviser. Mr. Bastian has worked for the Investment Adviser since
2003 and has managed the Fund since 2003. Prior to 2003, Mr. Bastian was a portfolio manager with Eagle Asset Management. Mr. Vizachero has worked for the
Investment Adviser since 2001 and has managed the Fund since 2002. Prior to
2001, he was an analyst at Fidelity Investments.

Mr. Armstrong has worked for the Investment Adviser since 1998 and has managed the Fund since 2005. Mr. Horowitz has worked for the Investment Adviser since
1995 and has managed the Fund since 2005. Ms. Perrucci has worked for the
Investment Adviser since 2000 and has managed the Fund since 2005.

Each member of the Equity Income team is responsible for specific sectors, with the exception of Mr. Marcheli. All team members are responsible for the day-to-day management of the Fund and Mr. Gilligan is responsible for the execution of the overall strategy of the Fund.

Each member of the Taxable Fixed Income team is responsible for specific sectors. Mr. Armstrong is responsible for the interest rate management of the
Fund. Mr. Horowitz is responsible for the corporate sector. Ms. Perrucci is responsible for the mortgage sector. Each member is responsible for the day-to-day management of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The composition of the team may change without notice from time to time.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the annual rate of 0.60% of the portion of the daily net assets not exceeding $500 million; and 0.575% of the portion of the daily net assets exceeding $500 million.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million. The administrative services

14

previously provided to the Fund by the Investment Adviser are being provided by
Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. For the fiscal year ended January 31, 2005, the Fund paid total compensation to the Investment Adviser amounting to 0.58% of the Fund's average daily net assets.

                                                                              15

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of the
Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

16

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[GRAPHIC OMITTED]

[sidebar]
CONTACTING A FINANCIAL ADVISOR
If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[endsidebar]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares)
after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.
We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

                                                                              17

MINIMUM INVESTMENT AMOUNTS

[sidebar]
EasyInvest (Registered Trademark)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[endsidebar]

----------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM INVESTMENT
                                                                                 -------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL
----------------------------------------------------------------------------------------------------------

  Regular Accounts                                                                  $1,000         $100
----------------------------------------------------------------------------------------------------------
  Individual Retirement Account                                                     $1,000         $100
----------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                                 $500         $100
----------------------------------------------------------------------------------------------------------
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)          $100*        $100*
----------------------------------------------------------------------------------------------------------

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.  To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND.  In addition to buying additional Fund shares for an existing account by contacting your Morgan
Stanley Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o  Make out a check for the total amount payable to: Morgan Stanley Balanced
   Income Fund.

o  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the Fund(s) you own for shares of other Morgan Stanley

18

Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable
CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment, (ii) purchased through the automatic investment plan and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan
Stanley Fund during its initial offering period, or when shares of a particular
Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES.  You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

                                                                              19

TELEPHONE EXCHANGES.  For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS.  If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES.  If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES.  Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more that eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment
Adviser's asset allocation program or employer-sponsored retirement plans. The
Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES.  See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

20

OPTIONS            PROCEDURES
------------------------------------------------------------------------------------------------------------------

Contact your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.
                   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
-----------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
-----------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.

                   To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
-----------------------------------------------------------------------------------------------------------------

                                                                              21

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial
Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

22

--------------------------------------------------------------------------------
DISTRIBUTIONS

[GRAPHIC OMITTED]

[sidebar]
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[endsidebar]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and
Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders quarterly. Capital gains, if any, are usually distributed in June and December.
The Fund, however, may retain and reinvest any long-term capital gains. The
Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The

                                                                              23

market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information -- Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of
Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy
Shares," "How to Exchange Shares" and "How to Sell Shares" sections of this
Prospectus. Except as described in each of these sections, and with respect to omnibus accounts, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment advisers, broker-dealers, transfer agents and third party administrators, the Fund (i)
has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the
Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the
Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and

o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS.  Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable to you as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains.
However, even if income received in the form of ordinary income dividends is taxed at the same rate as long-term capital gains, such income will not be considered

24

long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES.  Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

---------------------------------------------------------------------------------------------------------------------------------
 CLASS      SALES CHARGE                                                                                MAXIMUM ANNUAL 12B-1 FEE
---------------------------------------------------------------------------------------------------------------------------------

   A        Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
           during the first 18 months*                                                                          0.25%
---------------------------------------------------------------------------------------------------------------------------------
   B        Maximum 5.00% CDSC during the first year decreasing to 0% after six years                           1.00%
---------------------------------------------------------------------------------------------------------------------------------
   C        1.00% CDSC during the first year                                                                    1.00%
---------------------------------------------------------------------------------------------------------------------------------
   D        None                                                                                                None
---------------------------------------------------------------------------------------------------------------------------------

*     Shares purchased without an initial sales charge prior to December 1,
      2004 will be subject to a 1.00% CDSC if sold during the first year.

                                                                              25

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount),
CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan
Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other Morgan Stanley Funds held in all related accounts described below at
Morgan Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum.
The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. The maximum annual 12b-1 fee payable by
Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or
Class C shares.

26

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[sidebar]
FRONT-END SALES CHARGE OR FSC
An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges--the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[endsidebar]

---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      -------------------------------------------------
                                             PERCENTAGE OF       APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------

  Less than $25,000                             5.25%                   5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                 4.75%                   4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000                4.00%                   4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000               3.00%                   3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000               2.50%                   2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million             2.00%                   2.04%
---------------------------------------------------------------------------------------
  $1 million and over                           0.00%                   0.00%
---------------------------------------------------------------------------------------

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o  A single account (including an individual, trust or fiduciary account).

o  Family member accounts (limited to spouse, and children under the age of 21).

o  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Employer sponsored and individual retirement accounts (including IRA, Keogh,
   401(k), 403(b), 408(k) and 457(b) plans).

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds. Shareholders also may combine such purchases made in a single transaction by family members
(limited to spouse, and children under the age of 21).

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

                                                                              27

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility to purchase Class D shares.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley
Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of
Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2) above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a
Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all
   0applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o  Insurance company separate accounts that have been approved by the Fund's distributor.

o  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

28

o  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of 21 and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[sidebar]
CONTINGENT DEFERRED SALES CHARGE OR CDSC
A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[endsidebar]

--------------------------------------------------------------------------------
YEAR SINCE PURCHASE PAYMENT MADE        CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
First                                                  5.0%
--------------------------------------------------------------------------------
Second                                                 4.0%
--------------------------------------------------------------------------------
Third                                                  3.0%
--------------------------------------------------------------------------------
Fourth                                                 2.0%
--------------------------------------------------------------------------------
Fifth                                                  2.0%
--------------------------------------------------------------------------------
Sixth                                                  1.0%
--------------------------------------------------------------------------------
Seventh and thereafter                                 None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more over a 90-day period. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares, and other factors, bearing in mind the availability of reduced sales loads on Class share purchases of
$25,000 or more and for existing shareholders who hold over $25,000 in Morgan
Stanley Funds.

SPECIAL CDSC CONSIDERATIONS FOR FUND SHARES HELD PRIOR TO JULY 28, 1997.  If
you held Fund shares prior to July 28, 1997 that were acquired in exchange for shares of Morgan Stanley Dean Witter Global Short-Term Income Fund, Dean Witter
National Municipal Trust or Dean Witter High Income Securities that have been designated Class B shares, these Fund shares are subject to the other fund's lower CDSC schedule, with two exceptions. First, if you subsequently exchange these Class B shares for shares of a fund with a higher CDSC schedule, the higher CDSC schedule will apply. Second, if you exchange the Class B shares for shares of a Morgan Stanley Money Market Fund and re-exchange back into the
Fund, the CDSC schedule set forth in the above table will apply.

                                                                              29

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust"); or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or
   (iii) held in a qualified corporate or self-employed retirement plan, IRA or
   403(b) Custodial Account; provided, in each case, that the sale is requested within one year after your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or
   (iii) a tax-free return of an excess IRA contribution (a distribution does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares also are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net asset of the Fund's Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative

30

net asset values in the month following the eight year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

If you exchange your Class B shares for shares of a Money Market Fund, a
No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC.  There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of
5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable
CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of up to 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more over a 90 day period. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley
Funds.

                                                                              31

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services 12b-1 fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two classes.

o  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

o  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single

32

transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class
Funds; and/or (2) previous purchases of Class A and Class D shares of
Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee). The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of Additional Information.

                                                                              33

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of
Additional Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

--------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                    2005        2004        2003        2002        2001
--------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period             $12.66      $11.45      $12.35      $12.42      $11.80
                                                 ------      ------      ------      ------      ------
Income (loss) from investment operations:
  Net investment incomes[+/+]                      0.30        0.26        0.33        0.43        0.47
  Net realized and unrealized gain (loss)          0.39        1.28       (0.84)      (0.06)       0.94
                                                 ------      ------      ------      ------      ------
Total income (loss) from investment operations     0.69        1.54       (0.51)       0.37        1.41
                                                 ------      ------      ------      ------      ------
Less dividends and distributions from:
  Net investment income                           (0.37)      (0.33)      (0.39)      (0.44)      (0.47)
  Net realized gain                                 --          --          --          --        (0.32)
                                                 ------      ------      ------      ------      ------
Total dividends and distributions                 (0.37)      (0.33)      (0.39)      (0.44)      (0.79)
                                                 ------      ------      ------      ------      ------
Net asset value, end of period                   $12.98      $12.66      $11.45      $12.35      $12.42
--------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                      5.55%      13.65%      (4.19)%      3.13%      12.66%
--------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                           1.08%       1.09%       1.08%       1.16%       1.20%
Net investment income                              2.39%       2.15%       2.79%       3.44%       3.97%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands          $8,434      $7,318      $3,125      $2,216      $2,043
Portfolio turnover rate                              89%        174%       173%          99%         21%
--------------------------------------------------------------------------------------------------------

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific expenses.

34

CLASS B SHARES

----------------------------------------------------------------------------------------------------------------
 FOR THE YEAR ENDED JANUARY 31,                      2005         2004           2003         2002         2001
----------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $12.61       $11.40         $12.31       $12.39      $11.77
                                                    ------       ------         ------       ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.20         0.17           0.24         0.34        0.37
  Net realized and unrealized gain (loss)             0.39         1.28          (0.85)       (0.07)       0.95
                                                    ------       ------         ------       ------      ------
Total income (loss) from investment operations        0.59         1.45          (0.61)        0.27        1.32
                                                    ------       ------         ------       ------      ------
Less dividends and distributions from:
  Net investment income                              (0.27)       (0.24)         (0.30)       (0.35)      (0.38)
  Net realized gain                                    --           --             --           --        (0.32)
                                                    ------       ------         ------       ------      ------
Total dividends and distributions                    (0.27)       (0.24)         (0.30)       (0.35)      (0.70)
                                                    ------       ------         ------       ------      ------
Net asset value, end of period                      $12.93       $12.61         $11.40       $12.31      $12.39
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         4.83%       12.77%        (4.98)%       2.32%      11.82%
----------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.84%        1.86%          1.84%        1.91%       2.00%
Net investment income                                 1.63%        1.38%          2.03%        2.68%       3.17%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $145,072     $169,135       $135,146     $101,957     $45,803
Portfolio turnover rate                                 89%         174%           173%          99%         21%
----------------------------------------------------------------------------------------------------------------

[+/+]  The per share amounts were computed using an average number of shares outstanding during the period.

+      Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)    Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              35

Financial Highlights (Continued)

CLASS C SHARES

-----------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                       2005        2004         2003        2002       2001
-----------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $12.63      $11.42       $12.33      $12.41     $11.78
                                                    ------      ------       ------      ------     ------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.21        0.17         0.24        0.33       0.38
  Net realized and unrealized gain (loss)             0.38        1.28        (0.85)      (0.05)      0.95
                                                    ------      ------       ------      ------     ------
Total income (loss) from investment operations        0.59        1.45        (0.61)       0.28       1.33
                                                    ------      ------       ------      ------     ------
Less dividends and distributions from:
  Net investment income                              (0.27)      (0.24)       (0.30)      (0.36)     (0.38)
  Net realized gain                                    --          --           --          --       (0.32)
                                                    ------      ------       ------      ------     ------
Total dividends and distributions                    (0.27)      (0.24)       (0.30)      (0.36)     (0.70)
                                                    ------      ------       ------      ------     ------
Net asset value, end of period                      $12.95      $12.63       $11.42      $12.33     $12.41
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         4.84%     12.74%      (5.00)%      2.32%     11.89%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              1.77%       1.85%        1.84%       1.91%      1.94%
Net investment income                                 1.70%       1.39%        2.03%       2.68%      3.23%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $43,308     $43,092      $32,439     $33,321    $24,205
Portfolio turnover rate                                 89%        174%         173%         99%        21%
-----------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

36

CLASS D SHARES

-----------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED JANUARY 31,                       2005        2004        2003        2002        2001
-----------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $12.63      $11.42      $12.33      $12.40      $11.79
                                                    ------      ------      ------      ------      ------
Income (loss) from investment operations:
  Net investment income[+/+]                          0.33        0.29        0.34        0.45        0.50
  Net realized and unrealized gain (loss)             0.39        1.28       (0.83)      (0.05)       0.93
                                                    ------      ------      ------      ------      ------
Total income (loss) from investment operations        0.72        1.57       (0.49)       0.40        1.43
                                                    ------      ------      ------      ------      ------
Less dividends and distributions from:
  Net investment income                              (0.40)      (0.36)      (0.42)      (0.47)      (0.50)
  Net realized gain                                    --          --          --          --        (0.32)
                                                    ------      ------      ------      ------      ------
Total dividends and distributions                    (0.40)      (0.36)      (0.42)      (0.47)      (0.82)
                                                    ------      ------      ------      ------      ------
Net asset value, end of period                      $12.95      $12.63      $11.42      $12.33      $12.40
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                         5.80%      13.94%      (4.04)%      3.37%      12.88%
-----------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              0.84%       0.86%       0.84%       0.91%       1.00%
Net investment income                                 2.63%       2.38%       3.03%       3.68%       4.17%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands             $1,895      $3,034      $1,476        $496        $107
Portfolio turnover rate                                 89%        174%        173%         99%         21%
-----------------------------------------------------------------------------------------------------------

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              37

Notes

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38

Notes (Continued)

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                                                                              39

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40

Morgan Stanley Funds

EQUITY
------------------------
BLEND/CORE

Dividend Growth Securities

Total Return Trust
Fund of Funds - Domestic Portfolio

------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

------------------------
GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

------------------------
VALUE

Fundamental Value Fund

Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------
TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*

------------------------
TAXABLE INTERMEDIATE TERM

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*
------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market

------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund.
A Multi-Class Fund is a mutual fund offering multiple classes of shares.

*   Single-Class Fund(s)

+   No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call (800) 869-NEWS. Free copies of these documents are also available from our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the
"SEC") Public Reference Room in Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov) and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public
Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS
------------------   -----------------
CLASS A:     BINAX   CLASS B:    BINBX
------------------   -----------------
CLASS C:     BINCX   CLASS D:    BINDX
------------------   -----------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-7243)

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.
(Copyright)  2005 Morgan Stanley

[MORGAN STANLEY FUNDS GRAPHIC OMITTED]

CLF # 38400PRO-00

                                             [MORGAN STANLEY FUNDS LOGO OMITTED]

                                                                  Morgan Stanley
                                                            Balanced Income Fund

                                                                      38400 5/05

[MORGAN STANLEY LOGO OMITTED]

                                                                      Prospectus
                                                                    May 27, 2005

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Balanced Income Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended January 31, 2006

Total Return for the 12 Months Ended January 31, 2006

Class A	Class B	Class C	Class D	Lehman Brothers U.S. Government/ Credit Index[1]	Russell 1000® Value Index[2]	Lipper Income Funds Index[3]
6.05%	5.16%	5.25%	6.24%	1.48%	13.22%	6.25%

The performance of the Fund’s four share classes varies because each has different expenses. The Fund’s total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

Despite a climate often marked by uncertainty, both stocks and bonds advanced, with stocks leading the way. Concerns about how consumers and corporate profits would fare amid rising interest rates and rising energy prices dampened investor sentiment throughout the period. Weak results at U.S. automakers intensified these worries in the first half of 2005, as did the Gulf Coast hurricanes in the second half of the year. Nonetheless, the economy proved resilient, corporate earnings continued to meet or exceed expectations, and consumer data remained stronger than expected, even rebounding after the hurricanes. As widely expected, the Federal Open Market Committee (the ‘‘Fed’’) continued to raise its federal funds rate.

Short- and intermediate-term Treasury yields rose sharply in response to stronger-than-expected economic data and the Fed’s numerous tightening moves. Although the yields of longer-term U.S. Treasury also rose, they did so at a slower pace. As a result, the yield curve flattened over the period.

Large-cap value stocks (the mainstay of the Fund’s equity portfolio) posted solid gains overall, as measured by the Russell 1000® Value Index. Within the Index, energy and utilities were among the best performing sectors, due to high commodity prices and investors’ pursuit of yield. The financials sector also advanced with particular strength, led by stocks with capital markets exposure. Consumer discretionary was the only sector in the Index to produce a negative return for the period.

Within the government bond sector, U.S. Agency issues modestly outperformed U.S. Treasuries. Relative to other non-government sub-sectors, U.S. Treasuries performed well. Within the mortgage sector, higher-coupon, longer-dated mortgage-backed issues outperformed their lower-coupon counterparts. U.S. investment-grade corporate bonds underperformed other major bond market sectors. Returns were unevenly distributed, with a few key names driving performance within each sector of the corporate bond market. Overall, Aa-rated issues posted the highest returns while medium quality, Baa-rated issues lagged. Among the corporate sub-sectors the best performers were energy, utilities, and banking issues. The most significant industry laggards were the automotive manufacturers and parts producers.

Performance Analysis

Morgan Stanley Balanced Income Fund outperformed the Lehman Brothers U.S. Government/Credit Index and underperformed the Russell 1000 Value Index and

2

the Lipper Income Funds Index for the 12 months ended January 31, 2006, assuming no deduction of applicable sales charges.

During the period, we kept the overall interest-rate exposure of the Fund’s fixed income portfolio well below that of its Lehman benchmark. This posture was advantageous as yields rose, especially in the short-term and intermediate-term portions of the yield curve.

Within its government bond allocation, the Fund benefited from its focus on high-coupon, slow-prepaying mortgages as these issues outperformed their lower-coupon counterparts. Compared with lower-coupon, faster pre-paying mortgages, the mortgages favored by the Fund tend to be less sensitive to rising interest rates. An underweight to U.S. Agency issues detracted slightly from relative performance, however.

The Fund’s performance relative to the Lehman benchmark was enhanced by favorable sector and security selection decisions in the corporate bond sector. Additionally, a defensive, underweighted approach toward corporate credit proved helpful as most credit spreads widened. Within the corporate bond portfolio, the Fund maintained a modest preference for selected medium-quality investment-grade credits, such as those in the paper and forest products area. Selected life insurance and asset-backed issues remained the focus of the Fund’s higher-quality investments.

In addition to investing in fixed income securities, the Fund also included an allocation to stocks, totaling 33.8 percent of net assets at the close of the period. This stock allocation enhanced the Fund’s overall pace, as stocks outperformed bonds, broadly speaking.

In the Fund’s stock portfolio, the financials, energy and health care sectors contributed the most to absolute gains. Within financials, the Fund’s emphasis on diversified financial stocks proved advantageous, as these companies benefited from strength in the capital markets. Companies with fixed income trading performed especially well. Insurance holdings were also positive contributors, due to improved pricing power within the industry. Moreover, the Fund had limited exposure to regional banks, which saw their profit margins decline as the yield curve flattened. Elsewhere in the portfolio, high commodity prices continued to support energy stocks. Notably, the Fund held refining and marketing companies, which benefited from significantly higher profit margins generated in the refining of oil. Within health care, pharmaceuticals stocks contributed strong gains. Less bad news, positive expectations for new drug launches, and favorable patent protection rulings helped buoy the beleaguered industry.

In contrast, the Fund’s telecommunication services stocks were the primary detractor from performance. Intense competition from cable and wireless companies continued to threaten traditional landline usage. Also on the downside, the Fund’s media stocks were hampered by low advertising revenues for traditional media as well as by increasing competition from Internet advertising. Lagging returns in the Fund’s consumer staples exposure also hurt results.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

3

TOP 10 HOLDINGS
U.S. Treasury Securities	24.9%
Fed. Natl. Mtge. Assoc.	7.6
USAA Auto Owner Trust 2004-2	1.4
American Express Credit Acct.	1.2
Citigroup, Inc.	1.1
JPMorgan Chase & Co.	1.1
Merrill Lynch & Co.	1.0
Bayer AG (ADR) (Germany)	1.0
Honda Motor Auto Receivables	1.0
Sprint Capital Corp.	0.9

PORTFOLIO COMPOSITION*
Common Stocks	34.1%
U.S. Government Agencies & Obligations	33.5
Corp Bonds	18.0
Asset-Backed Securities	12.1
Short-Term Investments	2.2
Foreign Government Bonds	0.1

* Does not include open long futures contracts with an underlying face amount of $422,938 and unrealized depreciation of $12 and open short futures contracts with an underlying face amount of $18,367,376 and net unrealized depreciation of $498.
Data as of January 31, 2006. Subject to change daily. All percentages for top 10 holdings are as a percentage of net assets and all percentages for portfolio composition are as a percentage of total investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in income-producing securities, consisting of (1) fixed-income securities and (2) dividend paying common stocks and securities convertible into common stocks. Within the limitations detailed in the prospectus, the Fund’s ‘‘Investment Adviser,’’ Morgan Stanley Investment Advisors Inc., may purchase or sell securities in any proportion it believes desirable based on its assessment of business, economic and investment conditions.

For More Information
About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund’s second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s Web site, http://www.sec.gov. You may also review and copy them at the SEC’s Public

4

Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures
and Proxy Voting Record

You may obtain a copy of the Fund’s Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission’s Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary

Performance of $10,000 Investment — Class C

6

Average Annual Total Returns — Period Ended January 31, 2006

	Class A Shares* (since 07/28/97)		Class B Shares** (since 07/28/97)		Class C Shares† (since 03/28/95)		Class D Shares†† (since 07/28/97)
Symbol	BINAX		BINBX		BINCX		BINDX
1 Year	6.05%[4]		5.16%[4]		5.25%[4]		6.24%[4]
	0.48	[5]	0.28	[5]	4.27	[5]	—
5 Years	4.68	[4]	3.86	[4]	3.87	[4]	4.90	[4]
	3.56	[5]	3.51	[5]	3.87	[5]	—
10 Years	—		—		6.01	[4]	—
	—		—		6.01	[5]	—
Since Inception	5.80	[4]	4.97	[4]	7.06	[4]	6.02	[4]
	5.13	[5]	4.97	[5]	7.06	[5]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.
*	The maximum front-end sales charge for Class A is 5.25%.
**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
†	The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.
††	Class D has no sales charge.
(1)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(2)	The Russell 1000 ® Value Index measures the performance of those companies in the Russell 1000 ® Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.
(3)	The Lipper Income Funds Index is an equally-weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.
(4)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
(5)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
‡	Ending value assuming a complete redemption on January 31, 2006.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 08/01/05 – 01/31/06.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	08/01/05	01/31/06	08/01/05 – 01/31/06
Class A
Actual (2.44% return)	$1,000.00	$1,024.40	$5.97
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.31	$5.96
Class B
Actual (2.05% return)	$1,000.00	$1,020.50	$9.88
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.43	$9.86
Class C
Actual (2.05% return)	$1,000.00	$1,020.50	$9.68
Hypothetical (5% annual return before expenses)	$1,000.00	$1,015.63	$9.65
Class D
Actual (2.57% return)	$1,000.00	$1,025.70	$4.80
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.47	$4.79

*	Expenses are equal to the Fund's annualized expense ratio of 1.17%, 1.94%, 1.90% and 0.94% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006

NUMBER OF SHARES		VALUE
	Common Stocks (33.8%)
	Aerospace & Defense (0.7%)
10,090	Northrop Grumman Corp.	$626,892
14,720	Raytheon Co.	603,078
		1,229,970
	Beverages: Alcoholic (0.3%)
7,590	Diageo PLC (ADR) (United Kingdom)	455,552
	Beverages: Non-Alcoholic (0.5%)
21,540	Coca-Cola Co. (The)	891,325
	Biotechnology (0.4%)
14,330	Chiron Corp.*	653,448
	Broadcasting (0.6%)
37,440	Clear Channel Communications, Inc.	1,095,869
	Chemicals: Major Diversified (1.3%)
40,440	Bayer AG (ADR) (Germany)	1,690,796
10,760	Dow Chemical Co. (The)	455,148
		2,145,944
	Computer Processing Hardware (0.3%)
17,060	Hewlett-Packard Co.	531,931
	Department Stores (0.3%)
10,300	Kohl's Corp.*	457,217
	Discount Stores (0.5%)
18,870	Wal-Mart Stores, Inc.	870,096
	Electric Utilities (1.1%)
15,410	American Electric Power Co., Inc.	575,101
10,670	Entergy Corp.	741,672
12,060	FirstEnergy Corp.	604,206
		1,920,979
	Finance/Rental/Leasing (0.7%)
16,770	Freddie Mac	1,138,012
	Financial Conglomerates (2.4%)
32,060	Citigroup, Inc.	1,493,355
45,446	JPMorgan Chase & Co.	1,806,478
11,090	State Street Corp.	670,501
		3,970,334
	Food: Major Diversified (0.8%)
19,980	Unilever N.V. (NY Registered Shares) (Netherlands)	1,402,596
	Food: Specialty/Candy (0.4%)
14,870	Cadbury Schweppes PLC (ADR) (United Kingdom)	592,272

See Notes to Financial Statements

9

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

NUMBER OF SHARES		VALUE
	Household/Personal Care (0.4%)
4,950	Avon Products, Inc.	$140,184
7,920	Procter & Gamble Co. (The)	469,102
		609,286
	Industrial Conglomerates (1.7%)
40,770	General Electric Co.	1,335,217
12,180	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	478,309
11,140	Siemens AG (ADR) (Germany)	1,020,424
		2,833,950
	Insurance Brokers/Services (0.5%)
27,400	Marsh & McLennan Companies, Inc.	832,686
	Integrated Oil (2.0%)
13,120	BP PLC (ADR) (United Kingdom)	948,707
14,780	ConocoPhillips	956,266
6,240	Exxon Mobil Corp.	391,560
15,010	Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	1,022,331
		3,318,864
	Investment Banks/Brokers (1.8%)
3,010	Goldman Sachs Group, Inc. (The)	425,163
22,550	Merrill Lynch & Co., Inc.	1,692,828
56,980	Schwab (Charles) Corp. (The)	842,734
		2,960,725
	Life/Health Insurance (0.1%)
15,130	Aegon N.V. (NY Registered Shares) (Netherlands)	244,198
	Major Banks (1.0%)
21,922	Bank of America Corp.	969,610
9,950	PNC Financial Services Group	645,357
		1,614,967
	Major Telecommunications (1.8%)
26,770	France Telecom S.A. (ADR) (France)	609,821
59,522	Sprint Nextel Corp.	1,362,459
35,580	Verizon Communications Inc.	1,126,463
		3,098,743
	Managed Health Care (0.5%)
7,340	CIGNA Corp.	892,544
	Media Conglomerates (1.8%)
10,320	CBS Corp. (Class B)	269,662
36,040	Disney (Walt) Co. (The)	912,172
80,150	Time Warner, Inc.	1,405,029
10,320	Viacom Inc. (Class B) (Non-voting)	428,074
		3,014,937

See Notes to Financial Statements

10

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

NUMBER OF SHARES		VALUE
	Medical Specialties (0.6%)
9,020	Applera Corp. – Applied Biosystems Group	$255,627
7,880	Bausch & Lomb, Inc.	532,294
9,200	Boston Scientific Corp.*	201,204
		989,125
	Motor Vehicles (0.3%)
17,970	Honda Motor Co., Ltd. (ADR) (Japan)	511,247
	Multi-Line Insurance (0.3%)
6,610	Hartford Financial Services Group, Inc. (The)	543,540
	Oil Refining/Marketing (0.2%)
5,950	Valero Energy Corp.	371,459
	Oilfield Services/Equipment (0.9%)
11,410	Schlumberger Ltd. (Netherlands Antilles)	1,454,204
	Packaged Software (0.7%)
64,490	Symantec Corp.*	1,185,326
	Pharmaceuticals: Major (4.8%)
60,020	Bristol-Myers Squibb Co.	1,367,856
10,580	GlaxoSmithKline PLC (ADR) (United Kingdom)	542,119
16,870	Lilly (Eli) & Co.	955,179
33,210	Pfizer, Inc.	852,833
18,870	Roche Holdings Ltd. (ADR) (Switzerland)	1,491,673
15,670	Sanofi-Aventis (ADR) (France)	720,820
66,840	Schering-Plough Corp.	1,279,986
19,770	Wyeth	914,363
		8,124,829
	Precious Metals (0.7%)
18,200	Newmont Mining Corp.	1,124,760
	Property – Casualty Insurers (1.5%)
1,560	ACE Ltd. (Cayman Islands)	85,410
9,560	Chubb Corp. (The)	901,986
23,254	St. Paul Travelers Companies, Inc. (The)	1,055,267
7,540	XL Capital Ltd. (Class A) (Cayman Islands)	510,156
		2,552,819
	Restaurants (0.2%)
8,440	McDonald's Corp.	295,484
	Semiconductors (0.8%)
31,590	Intel Corp.	671,919
47,720	Micron Technology, Inc.	700,530
		1,372,449

See Notes to Financial Statements

11

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

NUMBER OF SHARES		VALUE
	Specialty Insurance (0.2%)
3,900	MGIC Investment Corp.	$257,439
3,400	PMI Group, Inc. (The)	146,982
		404,421
	Specialty Stores (0.1%)
7,200	Office Depot, Inc.*	238,680
	Telecommunication Equipment (0.2%)
17,600	Motorola, Inc.	399,696
	Tobacco (0.4%)
8,230	Altria Group, Inc.	595,358
	Total Common Stocks (Cost $45,395,123)	56,939,842

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Corporate Bonds (17.9%) Advertising/Marketing Services (0.1%)
$190	WPP Finance (UK) Corp. (United Kingdom)	5.875%	06/15/14	191,482
	Aerospace & Defense (0.5%)
235	Northrop Grumman Corp.	4.079	11/16/06	233,510
150	Raytheon Co.	8.30	03/01/10	167,298
373	Systems 2001 Asset Trust – 144A** (Cayman Islands)	6.664	09/15/13	397,773
				798,581
	Air Freight/Couriers (0.1%)
225	Fedex Corp.	2.65	04/01/07	218,860
	Airlines (0.3%)
334	America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	352,753
195	Southwest Airlines Co. (Series 01-1)	5.496	11/01/06	195,621
				548,374
	Apparel/Footwear Retail (0.1%)
175	Limited Brands, Inc.	6.95	03/01/33	174,668
	Beverages: Alcoholic (0.3%)
305	FBG Finance Ltd. – 144A** (Australia)	5.125	06/15/15	294,014
290	Miller Brewing Co. – 144A**	4.25	08/15/08	284,079
				578,093

See Notes to Financial Statements

12

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Cable/Satellite TV (0.3%)
$135	Comcast Cable Communications Inc.	6.75%		01/30/11	$142,345
40	Lenfest Communications Corp.	7.625		02/15/08	41,776
240	Cox Communications, Inc.	4.625		01/15/10	231,980
105	TCI Communications, Inc.	7.875		02/15/26	119,312
					535,413
	Casino/Gaming (0.2%)
360	Harrah's Operating Co., Inc.	5.625		06/01/15	352,564
	Chemicals: Major Diversified (0.1%)
170	ICI Wilmington Inc.	4.375		12/01/08	165,295
	Containers/Packaging (0.2%)
355	Sealed Air Corp. – 144A**	5.625		07/15/13	351,166
	Department Stores (0.1%)
50	Federated Department Stores, Inc.	6.625		09/01/08	51,645
80	May Department Stores Co., Inc.	5.95		11/01/08	81,499
					133,144
	Drugstore Chains (0.2%)
290	CVS Corp.	5.625		03/15/06	290,174
	Electric Utilities (2.3%)
280	Ameren Corp.	4.263		05/15/07	276,579
305	Arizona Public Service Co.	5.80		06/30/14	308,743
75	Arizona Public Service Co.	6.75		11/15/06	75,866
265	Carolina Power & Light Co.	5.125		09/15/13	262,534
305	CC Funding Trust I	6.90		02/16/07	310,184
145	Cincinnati Gas & Electric Co.	5.70		09/15/12	147,351
140	Consolidated Natural Gas Co.	5.00		12/01/14	135,202
230	Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	241,733
180	Consumers Energy Co.	4.80		02/17/09	177,540
130	Detroit Edison Co. (The)	6.125		10/01/10	134,970
90	Entergy Gulf States, Inc.	3.60		06/01/08	86,561
195	Entergy Gulf States, Inc.	4.81	†	12/01/09	190,552
165	Exelon Corp.	6.75		05/01/11	175,123
385	FPL Group Capital Inc.	3.25		04/11/06	383,846
270	Pacific Gas & Electric Co.	6.05		03/01/34	275,844
70	Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	68,121
220	Public Service Electric & Gas Co. (Series MTNB)	5.00		01/01/13	216,411
155	Texas Eastern Transmission, LP	7.00		07/15/32	178,027
205	Wisconsin Electric Power Co.	3.50		12/01/07	199,497
					3,844,684

See Notes to Financial Statements

13

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Electrical Products (0.3%)
$240	Cooper Industries Inc.	5.25%		07/01/07	$240,350
245	Cooper Industries Inc. – 144A**	5.25		11/15/12	244,579
					484,929
	Electronics/Appliances (0.1%)
160	LG Electronics Inc. – 144A** (South Korea)	5.00		06/17/10	156,288
	Finance/Rental/Leasing (1.7%)
240	CIT Group, Inc.	2.875		09/29/06	236,951
190	CIT Group, Inc.	4.75		08/15/08	188,967
390	Countrywide Home Loans, Inc. (Series MTN)	3.25		05/21/08	374,109
375	MBNA Corp.	4.721	†	05/05/08	378,224
260	MBNA Corp.	6.125		03/01/13	273,684
385	Nationwide Building Society – 144A** (United Kingdom)	4.25		02/01/10	374,051
560	Residential Capital Corp.	6.375		06/30/10	574,586
200	SLM Corp.	4.00		01/15/10	191,990
320	SLM Corp. (Series MTNA)	5.00		10/01/13	312,524
					2,905,086
	Financial Conglomerates (1.4%)
500	Associates Corp. of North America	6.25		11/01/08	516,440
230	Bank One Corp. (Series MTNA)	6.00		02/17/09	234,807
370	Chase Manhattan Corp.	6.00		02/15/09	378,763
80	Chase Manhattan Corp.	7.00		11/15/09	85,180
255	Citigroup Inc.	5.75		05/10/06	255,663
125	Citigroup Inc.	6.00		02/21/12	130,822
165	General Electric Capital Corp.	4.25		12/01/10	159,536
450	General Electric Capital Corp.	6.75		03/15/32	524,315
					2,285,526
	Food Retail (0.2%)
355	Kroger Co.	7.50		04/01/31	397,455
	Food: Major Diversified (0.3%)
100	ConAgra Foods, Inc.	7.00		10/01/28	105,691
130	Conagra, Inc.	8.25		09/15/30	156,547
155	Heinz (H.J.) Co. – 144A**	6.428		12/01/08	159,623
115	Kraft Foods Inc.	5.25		06/01/07	115,171
					537,032
	Forest Products (0.0%)
19	Weyerhaeuser Co.	6.125		03/15/07	19,157

See Notes to Financial Statements

14

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
	Gas Distributors (0.4%)
$195	NiSource Finance Corp.	4.95	†%	11/23/09	$195,834
295	Ras Laffan Liquid Natural Gas Co. Ltd. – 144A** (Qatar)	8.294		03/15/14	338,918
180	Sempra Energy	4.621		05/17/07	178,856
					713,608
	Home Furnishings (0.2%)
180	Mohawk Industries Inc.	6.125		01/15/16	181,327
155	Mohawk Industries, Inc. (Series D)	7.20		04/15/12	164,319
					345,646
	Hotels/Resorts/Cruiselines (0.2%)
305	Hyatt Equities LLC – 144A**	6.875		06/15/07	310,183
	Household/Personal Care (0.2%)
350	Clorox Co. (The)	4.614	†	12/14/07	350,820
	Industrial Conglomerates (0.2%)
200	Textron Financial Corp.	4.125		03/03/08	196,763
130	Textron Financial Corp.	5.125		02/03/11	129,955
					326,718
	Insurance Brokers/Services (0.7%)
670	Farmers Exchange Capital – 144A**	7.05		07/15/28	699,382
480	Marsh & McLennan Companies, Inc.	5.375		07/15/14	469,166
					1,168,548
	Investment Banks/Brokers (0.2%)
345	Goldman Sachs Group Inc. (The)	6.60		01/15/12	368,336
	Major Banks (0.5%)
120	Bank of New York Co., Inc. (The)	5.20		07/01/07	120,357
250	Bank of New York Co., Inc. (The) (Series BKNT)	3.80		02/01/08	244,671
225	HSBC Finance Corp.	6.75		05/15/11	240,386
250	Huntington National Bank (Series BKNT)	4.375		01/15/10	243,378
					848,792
	Major Telecommunications (1.1%)
320	Deutsche Telekom International Finance Corp. NV (Netherlands)	8.25		06/15/30	400,399
315	France Telecom S.A. (France)	8.75		03/01/31	412,878
185	SBC Communications, Inc.	6.15		09/15/34	182,752
70	Sprint Capital Corp.	8.75		03/15/32	91,815
190	Telecom Italia Capital SA (Luxembourg)	4.00		11/15/08	184,045
225	Telecom Italia Capital SA (Luxembourg)	4.00		01/15/10	213,931
300	Verizon New England Inc.	6.50		09/15/11	308,633
					1,794,453

See Notes to Financial Statements

15

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Managed Health Care (0.2%)
$30	Anthem, Inc.	6.80%	08/01/12	$32,480
345	WellPoint Health Networks Inc.	6.375	06/15/06	346,803
				379,283
	Media Conglomerates (0.2%)
90	News America Holdings, Inc.	7.75	02/01/24	100,249
115	News America Inc.	7.28	06/30/28	124,028
50	News America Inc. – 144A**	6.40	12/15/35	49,955
				274,232
	Medical Specialties (0.2%)
300	Baxter Finco BV – 144A** (Netherlands)	4.75	10/15/10	294,915
	Motor Vehicles (0.1%)
145	DaimlerChrysler North American Holdings Co.	8.50	01/18/31	176,326
	Multi-Line Insurance (0.9%)
735	AIG Sun America Global Finance VI – 144A**	6.30	05/10/11	777,119
190	American General Finance Corp. (Series MTNF)	5.875	07/14/06	190,923
130	American General Finance Corp. (Series MTNH)	4.625	09/01/10	126,743
85	AXA Financial Inc.	6.50	04/01/08	87,871
120	Hartford Financial Services Group, Inc. (The)	2.375	06/01/06	119,037
135	International Lease Finance Corp.	3.75	08/01/07	132,435
				1,434,128
	Other Metals/Minerals (0.2%)
235	Brascan Corp. (Canada)	7.125	06/15/12	254,551
	Property – Casualty Insurers (0.9%)
460	Mantis Reef Ltd. – 144A** (Australia)	4.692	11/14/08	451,207
220	Platinum Underwriters Finance Holdings, Ltd.	6.371	11/16/07	220,322
175	Platinum Underwriters Finance Holdings, Ltd.	7.50	06/01/17	178,925
315	St. Paul Travelers Companies, Inc. (The)	5.01	08/16/07	314,220
420	XLLIAC Global Funding – 144A**	4.80	08/10/10	413,396
				1,578,070
	Publishing: Newspapers (0.1%)
195	Knight Ridder, Inc.	5.75	09/01/17	167,329
	Pulp & Paper (0.1%)
195	Sappi Papier Holding AG – 144A** (Austria)	6.75	06/15/12	182,960
	Railroads (0.5%)
153	Burlington North Santa Fe Railway Co.	4.575	01/15/21	146,712
190	Burlington North Santa Fe Railway Co.	6.125	03/15/09	195,924
175	Norfolk Southern Corp.	7.35	05/15/07	180,183

See Notes to Financial Statements

16

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$105	Union Pacific Corp.	3.625%		06/01/10	$98,872
35	Union Pacific Corp.	6.625		02/01/08	36,050
100	Union Pacific Corp. – 144A**	5.214		09/30/14	99,299
110	Union Pacific Corp. (Series MTNE)	6.79		11/09/07	113,254
					870,294
	Real Estate Development (0.5%)
395	World Financial Properties – 144A**	6.91		09/01/13	413,976
389	World Financial Properties – 144A**	6.95		09/01/13	407,633
					821,609
	Real Estate Investment Trusts (0.1%)
185	EOP Operating L.P.	6.763		06/15/07	188,267
	Regional Banks (0.3%)
465	Marshall & Ilsley Bank (Series BKNT)	3.80		02/08/08	456,278
	Savings Banks (0.7%)
195	Household Finance Corp.	4.125		12/15/08	190,124
70	Household Finance Corp.	5.875		02/01/09	71,539
105	Household Finance Corp.	6.375		10/15/11	110,703
230	Household Finance Corp.	6.40		06/17/08	236,662
100	Sovereign Bank (Series CD)	4.00		02/01/08	98,170
195	Washington Mutual Bank	5.50		01/15/13	195,510
230	Washington Mutual Inc.	8.25		04/01/10	254,683
					1,157,391
	Trucks/Construction/Farm Machinery (0.2%)
70	Caterpillar Financial Services Corp. (Series MTNF)	3.625		11/15/07	68,427
340	Caterpillar Financial Services Corp. (Series MTNF)	4.44	†	08/20/07	340,776
					409,203
	Wireless Telecommunications (0.2%)
285	Vodafone Group PLC (United Kingdom)	4.611	†	12/28/07	285,086
	Total Corporate Bonds (Cost $30,032,446)				30,124,997
	Foreign Government Obligation (0.1%)
160	United Mexican States (Mexico) (Cost $182,604)	8.375		01/14/11	182,000
	U.S Government Obligations (24.7%)
	U.S. Treasury Bonds
5,000		7.625		02/15/25	6,790,625
7,100		8.125		08/15/19-08/15/21	9,714,038
	U.S. Treasury Notes
19,565		4.25		08/15/13-11/15/13	19,207,050

See Notes to Financial Statements

17

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$13,695	U.S. Treasury Strips	0.00%		08/15/20-02/15/27	$5,900,547
	Total U.S. Government Obligations (Cost $40,422,790)				41,612,260
	Mortgage-Backed Securities (7.8%)
	Federal Home Loan Mortgage Corp. Gold
155		6.50		01/01/31	159,592
411		7.50		10/01/29-06/01/32	431,701
	Federal National Mortgage Assoc.
761		6.50		07/01/32-06/01/33	781,885
5,356		7.00		07/01/11-11/01/35	5,568,272
493		7.50		08/01/23-07/01/32	517,223
536		8.00		05/01/24-08/01/31	572,637
	Federal National Mortgage Assoc. (ARM)
2,146		4.84		01/01/36	2,205,574
571		4.603		07/01/33	570,951
2,121		5.002		01/01/36	2,180,677
	Government National Mortgage Assoc.
101		7.50		08/15/25-10/15/26	106,305
64		8.00		06/15/26-07/15/26	68,877
	Total Mortgage-Backed Securities (Cost $13,195,899)				13,163,694
	Asset-Backed Securities (12.0%)
	Finance/Rental/Leasing
700	American Express Credit Account Master Trust 2002-3 A	4.58	†	12/15/09	701,379
1,275	American Express Credit Account Master Trust 2003-3 A	4.58	†	11/15/10	1,278,612
725	Banc of America Securities Auto Trust 2005-WF1 A3	3.99		08/18/09	715,935
425	Capital Auto Receivables Asset Trust 2004-2 A	3.35		02/15/08	419,915
725	Capital Auto Receivables Asset Trust 2005-1 A4	4.05		07/15/09	716,843
650	Caterpillar Financial Asset Trust 2005-A A3	3.90		02/25/09	642,077
315	Chase Credit Card Master Trust 2001-4 A	5.50		11/17/08	316,056
282	CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	277,444
475	CNH Equipment Trust 2005-A A3	4.02		04/15/09	469,678
900	CNH Equipment Trust 2005-B A3	4.27		01/15/10	889,936
575	Daimler Chrysler Auto Trust 2005-B A3	4.04		09/08/09	568,539
475	Ford Credit Auto Owner Trust 2005B A3	4.17		01/15/09	471,234

See Notes to Financial Statements

18

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE		MATURITY DATE	VALUE
$550	GE Dealer Floorplan Master Note Trust 2004-1 A	4.54	†%	07/20/08	$550,362
700	GE Equipment Small Ticket LLC -2005-2A	4.88		10/22/09	699,362
900	Harley-Davidson Motorcycle Trust 2005-1 A2	3.76		12/17/12	881,942
525	Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	516,600
425	Hertz Vehicle Financing LLC 2005-2A	4.93		02/25/10	424,203
400	Honda Auto Receivables Owner Trust 2005-2 A3	3.93		01/15/09	395,344
650	Honda Auto Receivables Owner Trust 2005-3 A3	3.87		04/20/09	640,543
575	Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/09	574,853
450	Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	443,520
140	MBNA Master Credit Card Trust 1999-B A	5.90		08/15/11	144,215
800	Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	790,458
575	National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	554,178
825	Nissan Auto Receivables Owner Trust 2005-B A3	3.99		07/15/09	815,245
175	TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	172,771
950	USAA Auto Owner Trust 2004-2 A-4	3.58		02/15/11	931,048
900	USAA Auto Owner Trust 2004-3 A3	3.16		02/17/09	888,120
575	USAA Auto Owner Trust 2005-1 A3	3.90		07/15/09	568,445
500	Volkswagen Auto Lease Trust 2005-A A3	3.82		05/20/08	495,191
750	Volkswagen Auto Loan Enhanced Trust	4.80		07/20/09	748,901
325	Wachovia Auto Owner Trust 2004-B A3	2.91		04/20/09	320,538
400	Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	395,516
575	Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	574,133
300	World Omni Auto Receivables Trust 2004-A A3	3.29		11/12/08	296,979
	Total Asset-Backed Securities (Cost $20,462,316)				20,290,115
	Collateralized Mortgage Obligations (0.8%)
800	Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	4.68	†	09/25/45	801,286
1,518	Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00		08/25/35	466,084
	Total Collateralized Mortgage Obligations (Cost $1,067,183)				1,267,370
	Short-Term Investments (2.1%)
	U.S. Government Obligation (a) (0.2%)
400	U.S. Treasury Bill*** (Cost $392,332)	4.26		07/13/06	392,332

See Notes to Financial Statements

19

Morgan Stanley Balanced Income Fund

Portfolio of Investments January 31, 2006 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Repurchase Agreement (1.9%)
$3,265	Joint repurchase agreement account (dated 01/31/06; proceeds $3,265,403) (b) (Cost $3,265,000)	4.445%	02/01/06	$3,265,000
	Total Short-Term Investments (Cost $3,657,332)			3,657,332
	Total Investments (Cost $154,415,693) (c) (d)		99.2%	167,237,610
	Other Assets in Excess of Liabilities		0.8	1,301,779
	Net Assets		100.0%	$168,539,389

ADR	American Depositary Receipt.
ARM	Adjustable Rate Mortgage.
IO	Interest-Only security.
*	Non-income producing security.
**	Resale is restricted to qualified institutional investors.
***	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $56,520.
†	Floating rate security; rate shown is the rate in effect at January 31, 2006.
(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(b)	Collateralized by federal agency and U.S. Treasury obligations.
(c)	Securities have been designated as collateral in an amount equal to $18,733,585 in connection with open futures contracts.
(d)	The aggregate cost for federal income tax purposes is $157,819,885. The aggregate gross unrealized appreciation is $12,027,853 and the aggregate gross unrealized depreciation is $2,610,128, resulting in net unrealized appreciation of $9,417,725.

Futures Contracts Open at January 31, 2006:

NUMBER OF CONTRACTS	LONG/SHORT	DESCRIPTION, DELIVERY MONTH AND YEAR	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION/ (DEPRECIATION)
4	Long	U.S. Treasury Notes 5 Year, March 2006	$422,938	$(12)
71	Short	U.S. Treasury Notes 2 Year, March 2006	(14,543,907)	27,440
3	Short	U.S. Treasury Notes 10 Year, March 2006	(325,313)	(8)
31	Short	U.S. Treasury Bonds 20 Year, March 2006	(3,498,156)	(27,930)
		Net Unrealized Depreciation		$(510)

See Notes to Financial Statements

20

Morgan Stanley Balanced Income Fund

Financial Statements

Statement of Assets and Liabilities

January 31, 2006

Assets:
Investments in securities, at value (cost $154,415,693)	$167,237,610
Receivable for:
Investments sold	1,654,647
Interest	1,299,163
Shares of beneficial interest sold	145,129
Dividends	51,960
Prepaid expenses and other assets	74,585
Total Assets	170,463,094
Liabilities:
Payable for:
Investments purchased	1,346,663
Shares of beneficial interest redeemed	277,842
Distribution fee	133,581
Investment advisory fee	77,888
Administration fee	11,983
Variation margin	2,756
Transfer agent fee	2,245
Accrued expenses and other payables	70,747
Total Liabilities	1,923,705
Net Assets	$168,539,389
Composition of Net Assets:
Paid-in-capital	$155,047,042
Net unrealized appreciation	12,821,407
Dividends in excess of net investment income	(81,282)
Accumulated undistributed net realized gain	752,222
Net Assets	$168,539,389
Class A Shares:
Net Assets	$22,918,403
Shares Outstanding (unlimited authorized, $.01 par value)	1,807,197
Net Asset Value Per Share	$12.68
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$13.38
Class B Shares:
Net Assets	$103,937,799
Shares Outstanding (unlimited authorized, $.01 par value)	8,231,498
Net Asset Value Per Share	$12.63
Class C Shares:
Net Assets	$40,400,509
Shares Outstanding (unlimited authorized, $.01 par value)	3,194,749
Net Asset Value Per Share	$12.65
Class D Shares:
Net Assets	$1,282,678
Shares Outstanding (unlimited authorized, $.01 par value)	101,432
Net Asset Value Per Share	$12.65

See Notes to Financial Statements

21

Morgan Stanley Balanced Income Fund

Financial Statements continued

Statement of Operations

For the year ended January 31, 2006

Net Investment Income:
Income
Interest	$5,433,194
Dividends (net of $35,470 foreign withholding tax)	1,250,069
Total Income	6,683,263
Expenses
Distribution fee (Class A shares)	44,258
Distribution fee (Class B shares)	1,208,984
Distribution fee (Class C shares)	415,453
Investment advisory fee	952,607
Transfer agent fees and expenses	245,099
Administration fee	146,555
Professional fees	107,291
Shareholder reports and notices	84,386
Registration fees	56,439
Custodian fees	50,745
Trustees' fees and expenses	2,215
Other	30,014
Total Expenses	3,344,046
Net Investment Income	3,339,217
Net Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	12,660,186
Futures contracts	(934,714)
Net Realized Gain	11,725,472
Net Change in Unrealized Appreciation/Depreciation on:
Investments	(6,165,024)
Futures contracts	657,805
Net Depreciation	(5,507,219)
Net Gain	6,218,253
Net Increase	$9,557,470

See Notes to Financial Statements

22

Morgan Stanley Balanced Income Fund

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED JANUARY 31, 2006	FOR THE YEAR ENDED JANUARY 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,339,217	$3,543,356
Net realized gain	11,725,472	8,383,257
Net change in unrealized appreciation/depreciation	(5,507,219)	(2,483,279)
Net Increase	9,557,470	9,443,334
Dividends and Distributions to Shareholders from:
Net investment income
Class A shares	(538,035)	(238,355)
Class B shares	(2,361,571)	(3,326,493)
Class C shares	(889,437)	(935,448)
Class D shares	(41,670)	(66,324)
Net realized gain
Class A shares	(1,182,901)	—
Class B shares	(5,804,185)	—
Class C shares	(2,188,127)	—
Class D shares	(64,026)	—
Total Dividends and Distributions	(13,069,952)	(4,566,620)
Net decrease from transactions in shares of beneficial interest	(26,657,384)	(28,746,960)
Net Decrease	(30,169,866)	(23,870,246)
Net Assets:
Beginning of period	198,709,255	222,579,501
End of Period (Including dividends in excess of net investment income of $81,282 and $265,699, respectively)	$168,539,389	$198,709,255

See Notes to Financial Statements

23

Morgan Stanley Balanced Income Fund

Notes to Financial Statements January 31, 2006

1.   Organization and Accounting Policies

Morgan Stanley Balanced Income Fund (the ‘‘Fund’’) is registered under the Investment Company Act of 1940, as amended (the ‘‘Act’’), as a diversified, open-end management investment company. The Fund's investment objective is to provide current income and moderate capital growth. The Fund was organized as a Massachusetts business trust on November 23, 1994 and commenced operations on March 28, 1995. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange (‘‘NYSE’’) or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) futures are valued at the latest price published by the commodities exchange on which they trade; (6) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the ‘‘Investment Adviser’’) determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund’s Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities

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Notes to Financial Statements January 31, 2006 continued

trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund’s Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (7) certain portfolio securities may be valued by an outside pricing service approved by the Fund’s Trustees; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund’s custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Futures Contracts — A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments known as variation margin are recorded by the Fund as unrealized gains and losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

F.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

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Notes to Financial Statements January 31, 2006 continued

G.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

H.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2.   Investment Advisory/ Administration Agreements

Pursuant to an Investment Advisory Agreement, the Fund pays the Investment Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.52% to the portion of the daily net assets not exceeding $500 million and 0.495% to the portion of the daily net assets in excess of $500 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the ‘‘Administrator’’), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund’s daily net assets.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the ‘‘Distributor’’), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the ‘‘Plan’’) pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A − up to 0.25% of the average daily net assets of Class A; (ii) Class B − up to 1.0% of the average daily net assets of Class B; and (iii) Class C − up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $6,190,918 at January 31, 2006.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended January 31, 2006, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.24% and 0.98%, respectively.

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Notes to Financial Statements January 31, 2006 continued

The Distributor has informed the Fund that for the year ended January 31, 2006, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $317,947 and $5,527, respectively and received $37,795 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales, maturities and prepayments of portfolio securities, excluding short-term investments, for the year ended January 31, 2006, aggregated $138,533,203 and $171,369,574, respectively. Included in the aforementioned are purchases and sales/prepayments of U.S. Government securities of $95,030,193 and $116,507,316, respectively. The Fund had purchases and sales with other Morgan Stanley funds of $154,453 and $25,051 including net realized gain of $1,961, respectively.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund’s transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the ‘‘Compensation Plan’’) which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

5.   Purposes of and Risks Relating to Certain Financial Instruments

The Fund may purchase and sell interest rate and index futures ("futures contracts") to facilitate trading; increase or decrease Fund's market exposure, seek higher investment returns, or to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

These futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the value of the underlying securities. Risk may also rise from the potential inability of counterparties to meet the terms of their contracts.

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Notes to Financial Statements January 31, 2006 continued

6.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED JANUARY 31, 2006		FOR THE YEAR ENDED JANUARY 31, 2005
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	264,863	$3,475,020	317,691	$3,989,301
Conversion from Class B	1,302,350	16,907,628	—	—
Reinvestment of dividends and distributions	105,157	1,336,171	13,948	177,229
Redeemed	(514,896)	(6,743,161)	(259,961)	(3,278,960)
Net increase − Class A	1,157,474	14,975,658	71,678	887,570
CLASS B SHARES
Sold	951,941	12,432,158	2,120,892	26,772,710
Conversion to Class A	(1,307,463)	(16,907,628)	—	—
Reinvestment of dividends and distributions	483,645	6,120,943	185,091	2,343,526
Redeemed	(3,119,370)	(40,679,978)	(4,500,852)	(56,690,252)
Net decrease − Class B	(2,991,247)	(39,034,505)	(2,194,869)	(27,574,016)
CLASS C SHARES
Sold	323,214	4,214,224	491,664	6,201,714
Reinvestment of dividends and distributions	206,479	2,615,217	55,409	702,690
Redeemed.	(678,101)	(8,831,850)	(617,049)	(7,782,752)
Net decrease − Class C	(148,408)	(2,002,409)	(69,976)	(878,348)
CLASS D SHARES
Sold	35,650	462,004	24,387	310,527
Reinvestment of dividends and distributions	6,628	84,009	3,852	48,712
Redeemed	(87,220)	(1,142,141)	(122,109)	(1,541,405)
Net decrease − Class D	(44,942)	(596,128)	(93,870)	(1,182,166)
Net decrease in Fund	(2,027,123)	$(26,657,384)	(2,287,037)	$(28,746,960)

7.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

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Notes to Financial Statements January 31, 2006 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED JANUARY 31, 2006	FOR THE YEAR ENDED JANUARY 31, 2005
Ordinary income	$4,389,386	$4,566,620
Long-term capital gains	8,680,566	—
Total distributions	$13,069,952	$4,566,620

As of January 31, 2006, the tax-basis components of accumulated earnings were as follows:

Undistributed ordinary income	$849,014
Undistributed long-term gains	3,225,895
Net accumulated earnings	4,074,909
Temporary differences	(287)
Net unrealized appreciation	9,417,725
Total accumulated earnings	$13,492,347

As of January 31, 2006, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and straddles, mark-to-market of open futures contracts and book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to losses on paydowns and tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated undistributed net realized gain was charged and dividends in excess of net investment income was credited $675,913.

8.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have

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Notes to Financial Statements January 31, 2006 continued

moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this stage of the litigation, and no provision has been made in the Fund’s financial statements for the effect, if any, of this matter.

9.   Subsequent Event

On February 6, 2006, the Trustees of Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’) and the Fund approved a plan of reorganization whereby the Fund would be merged into Balanced Growth. The plan of reorganization is subject to the consent of the Fund’s shareholders at a special meeting scheduled to be held during the third quarter of 2006. If approved, the assets of the Fund would be combined with the assets of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth, receiving shares of the corresponding class of Balanced Growth equal to the value of their holdings in the Fund.

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Morgan Stanley Balanced Income Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class A Shares:
Selected Per Share Data:
Net asset value, beginning of period	$12.98	$12.66	$11.45	$12.35	$12.42
Income (loss) from investment operations:
Net investment income‡	0.33	0.30	0.26	0.33	0.43
Net realized and unrealized gain (loss)	0.44	0.39	1.28	(0.84)	(0.06)
Total income (loss) from investment operations	0.77	0.69	1.54	(0.51)	0.37
Less dividends and distributions from:
Net investment income	(0.37)	(0.37)	(0.33)	(0.39)	(0.44)
Net realized gain	(0.70)	—	—	—	—
Total dividends and distributions	(1.07)	(0.37)	(0.33)	(0.39)	(0.44)
Net asset value, end of period	$12.68	$12.98	$12.66	$11.45	$12.35
Total Return†	6.05%	5.55%	13.65%	(4.19)%	3.13%
Ratios to Average Net Assets(1):
Expenses	1.15%	1.08%	1.09%	1.08%	1.16%
Net investment income	2.49%	2.39%	2.15%	2.79%	3.44%
Supplemental Data:
Net assets, end of period, in thousands	$22,918	$8,434	$7,318	$3,125	$2,216
Portfolio turnover rate	78%	89%	174%	173%	99%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

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Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class B Shares:
Selected Per Share Data:
Net asset value, beginning of period.	$12.93	$12.61	$11.40	$12.31	$12.39
Income (loss) from investment operations:
Net investment income‡	0.23	0.20	0.17	0.24	0.34
Net realized and unrealized gain (loss)	0.44	0.39	1.28	(0.85)	(0.07)
Total income (loss) from investment operations	0.67	0.59	1.45	(0.61)	0.27
Less dividends and distributions from:
Net investment income	(0.27)	(0.27)	(0.24)	(0.30)	(0.35)
Net realized gain	(0.70)	—	—	—	—
Total dividends and distributions	(0.97)	(0.27)	(0.24)	(0.30)	(0.35)
Net asset value, end of period	$12.63	$12.93	$12.61	$11.40	$12.31
Total Return†	5.16%	4.83%	12.77%	(4.98)%	2.32%
Ratios to Average Net Assets(1):
Expenses	1.91%	1.84%	1.86%	1.84%	1.91%
Net investment income	1.73%	1.63%	1.38%	2.03%	2.68%
Supplemental Data:
Net assets, end of period, in thousands	$103,938	$145,072	$169,135	$135,146	$101,957
Portfolio turnover rate	78%	89%	174%	173%	99%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

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Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class C Shares:
Selected Per Share Data:
Net asset value, beginning of period	$12.95	$12.63	$11.42	$12.33	$12.41
Income (loss) from investment operations:
Net investment income‡	0.23	0.21	0.17	0.24	0.33
Net realized and unrealized gain (loss)	0.45	0.38	1.28	(0.85)	(0.05)
Total income (loss) from investment operations	0.68	0.59	1.45	(0.61)	0.28
Less dividends and distributions from:
Net investment income	(0.28)	(0.27)	(0.24)	(0.30)	(0.36)
Net realized gain	(0.70)	—	—	—	—
Total dividends and distributions	(0.98)	(0.27)	(0.24)	(0.30)	(0.36)
Net asset value, end of period	$12.65	$12.95	$12.63	$11.42	$12.33
Total Return†	5.25%	4.84%	12.74%	(5.00)%	2.32%
Ratios to Average Net Assets(1):
Expenses	1.89%	1.77%	1.85%	1.84%	1.91%
Net investment income	1.75%	1.70%	1.39%	2.03%	2.68%
Supplemental Data:
Net assets, end of period, in thousands	$40,401	$43,308	$43,092	$32,439	$33,321
Portfolio turnover rate	78%	89%	174%	173%	99%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

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Financial Highlights continued

	FOR THE YEAR ENDED JANUARY 31,
	2006	2005	2004	2003	2002
Class D Shares:
Selected Per Share Data:
Net asset value, beginning of period	$12.95	$12.63	$11.42	$12.33	$12.40
Income (loss) from investment operations:
Net investment income‡	0.36	0.33	0.29	0.34	0.45
Net realized and unrealized gain (loss)	0.44	0.39	1.28	(0.83)	(0.05)
Total income (loss) from investment operations	0.80	0.72	1.57	(0.49)	0.40
Less dividends and distributions from:
Net investment income	(0.40)	(0.40)	(0.36)	(0.42)	(0.47)
Net realized gain	(0.70)	—	—	—	—
Total dividends and distributions	(1.10)	(0.40)	(0.36)	(0.42)	(0.47)
Net asset value, end of period	$12.65	$12.95	$12.63	$11.42	$12.33
Total Return†	6.24%	5.80%	13.94%	(4.04)%	3.37%
Ratios to Average Net Assets(1):
Expenses	0.91%	0.84%	0.86%	0.84%	0.91%
Net investment income	2.73%	2.63%	2.38%	3.03%	3.68%
Supplemental Data:
Net assets, end of period, in thousands	$1,283	$1,895	$3,034	$1,476	$496
Portfolio turnover rate	78%	89%	174%	173%	99%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

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Morgan Stanley Balanced Income Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Balanced Income Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Balanced Income Fund (the ‘‘Fund’’), including the portfolio of investments, as of January 31, 2006, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2006, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Balanced Income Fund as of January 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
March 23, 2006

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Morgan Stanley Balanced Income Fund

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (73) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

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Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None.
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

37

Morgan Stanley Balanced Income Fund

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None.
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of Dean Witter Realty Inc.	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds").
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

38

Morgan Stanley Balanced Income Fund

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since May 2003	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Office (since May 2003) of the Van Kampen Funds; Managing Director of Morgan Stanley, Morgan Stanley Investment Management and Morgan Stanley & Co. Incorporated; Managing Director and Director of Morgan Stanley Investment Advisors Inc.; Managing Director and (since May 2002) Director, Morgan Stanley Investment Management Inc., Managing Director and (since January 2005) Director of Van Kampen Asset Management and Van Kampen Investments Inc. Director, President (since February 2006) and Chief Executive Officer (since February 2006) of Morgan Stanley Services Company Inc., Director of Moran Stanley Distributors Inc., Morgan Stanley Distribution, Inc. and Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operating Officer of Morgan Stanley Investment Management Inc., Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc. (November 2003 to February 2006).
J. David Germany (51) 25 Cabot Square, Canary Wharf, London, United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc. Managing Director and Director of Morgan Stanley Investment Management Ltd. Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management and Van Kampen Advisors Inc. Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director of Morgan Stanley Investment Management, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc.; Vice President of the Retail Funds and (since July 2003) the Institutional Funds; Formerly, General Counsel (May 2000-February 2006) of Morgan Stanley Investment Management; Secretary (October 2003 to February 2006), General Counsel (May 2004 to February 2006) and Director (July 1998 to January 2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Secretary and General Counsel of Morgan Stanley Investment Management Inc. (November 2002 to February 2006); Secretary and Director of Morgan Stanley Distributors Inc.; Secretary (February 1997 to July 2003) and General Counsel (February 1997 to April 2004) of the Morgan Stanley Retail Funds; Vice President and Assistant General Counsel of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Distributors Inc. (February 1997 to December 2001).

39

Morgan Stanley Balanced Income Fund

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Amy R. Doberman (43) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc.; Secretary (since February 2006) of Morgan Stanley Distributors Inc. and Morgan Stanley Distribution, Inc. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer (since February 2005) of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. and (since June 2004) of Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc., Van Kampen Asset Management, Van Kampen Advisors Inc. and Van Kampen Investments Inc. Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of Van Kampen Asset Management Inc., Van Kampen Advisors Inc. and Van Kampen Investments Inc. (December 2002 to February 2006); Secretary of Morgan Stanley Distribution, Inc. (October 2005 to February 2006).
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Treasurer and Chief Financial Officer of the Morgan Stanley Retail Funds (since July 2003). Formerly Vice President of the Retail Funds (September 2002-July 2003).
Thomas F. Caloia (59) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Assistant Treasurer of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Morgan Stanley Distributors Inc.; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989-July 2003).

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Advisors Inc. and Morgan Stanley Investment Management Inc. Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

40

Morgan Stanley Balanced Income Fund

2006 Federal Tax Notice (unaudited)

During the fiscal year ended January 31, 2006, 20.88% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations. Additionally, please note that 26.19% of the Fund's ordinary dividends paid during the fiscal year ended January 31, 2006 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Also during the fiscal year ended January 31, 2006, the fund paid to its shareholders $0.66 per share from long-term capital gains.

Of the Fund's ordinary dividends paid during the fiscal year, 34.86% was attributable to qualifying Federal obligations. Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.

41

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(This page has been left blank intentionally.)

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

J. David Germany
Vice President

Dennis F. Shea
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2006 Morgan Stanley

38400RPT-RA06-00213P-Y01/06	MORGAN STANLEY FUNDS
Morgan Stanley Balanced Income Fund Annual Report January 31, 2006

February 7, 2006

Supplement

SUPPLEMENT DATED FEBRUARY 7, 2006 TO THE PROSPECTUS OF
MORGAN STANLEY INCOME BUILDER FUND
Dated January 27, 2006

On February 6, 2006, the Board of Trustees of the Morgan Stanley Income Builder Fund (the ‘‘Fund’’) approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’), pursuant to which substantially all of the assets of the Fund would be combined with those of Balanced Growth and shareholders of the Fund would become shareholders of Balanced Growth, receiving shares of Balanced Growth equal to the value of their holdings in the Fund (the ‘‘Reorganization’’). Each shareholder of the Fund will receive the Class of shares of Balanced Growth that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the third quarter of 2006. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Balanced Growth will be distributed to shareholders of the Fund during the second quarter of 2006.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

38421SPT-02

                                                               [GRAPHIC OMITTED]

                                                            MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                             Income Builder Fund

          A mutual fund whose primary investment objective is to seek reasonable income. As a secondary objective, the Fund seeks growth of capital.

[GRAPHIC OMITTED]

MORGAN STANLEY

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                                      Prospectus
                                                                January 27, 2006

CONTENTS

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS........................................Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

THE FUND

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVES

[GRAPHIC OMITTED]

Morgan Stanley Income Builder Fund seeks reasonable income as a primary investment objective. As a secondary objective, the Fund seeks growth of capital.

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES

{sidebar}
----------------
INCOME AND GROWTH
An investment objective having the goal of selecting securities with the potential to pay out income and rise in price.
{end sidebar}

[GRAPHIC OMITTED]

The Fund will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock and convertible securities. The Fund may invest up to 15% of its net assets in real estate investment trusts (commonly known as "REITs"). The
Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends,
(ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including "synthetic" and "exchangeable"
convertibles. The Fund's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities. The Investment
Adviser generally considers selling a portfolio holding when it determines that the holding no longer satisfies its investment criteria.

The Investment Adviser follows a "bottom-up" approach in the selection of convertible securities for the Fund. Beginning with a universe of about 500 companies, the Investment Adviser narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible security is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.

The Fund may invest up to 25% of its net assets in "exchangeable" convertible securities. "Exchangeable" convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer, which the holder can realize. In addition, in many cases, "exchangeable" convertible

                                                                               1

securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder.

The Fund may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security,
"synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic"
convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

The Fund's convertible securities may include lower-rated fixed-income securities, commonly known as "junk bonds."

The Fund may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and non-convertible fixed-income securities (including zero coupon securities).
Zero coupon securities are purchased at a discount and generally accrue interest, but make no payment until maturity. Up to 20% of the Fund's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade (but not below B) by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Services Inc.
("Moody's") or, if unrated, of comparable quality as determined by the
Investment Adviser (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.

Up to 20% of the Fund's net assets may be invested in common stocks that do not pay a dividend. Up to 25% of the Fund's net assets may be invested in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United
States on a national securities exchange. The Fund may also utilize forward foreign currency exchange contracts. The Fund may also invest in options and futures.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. Preferred stock pays dividends at a specified rate and has preference over common stock in the payment of dividends. A convertible security is a bond, preferred stock or other security that may be converted into a prescribed amount of common stock at a prestated price. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objectives. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

2

COMMON AND PREFERRED STOCK. A principal risk of investing in the Fund is associated with its investment in stocks. In general, stock values fluctuate in response to activities specific to the issuer as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FIXED-INCOME SECURITIES. Principal risks of investing in the Fund are associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Accordingly, a rise in the general level of interest rates may cause the price of the Fund's fixed-income securities to fall substantially. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

FOREIGN SECURITIES. The Fund's investment in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

CONVERTIBLE SECURITIES. The Fund is subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because some of the

                                                                               3

convertible securities in which the Fund invests are convertible into the common stocks of small- and mid-cap companies, the Fund is subject to the specific risks associated with investing in small- and mid-cap companies.

There are also special risks associated with the Fund's investments in
"exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies.
While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

LOWER RATED FIXED-INCOME SECURITIES ("JUNK BONDS"). The Fund's investments in fixed-income securities rated lower than investment grade, or if unrated, of comparable quality as determined by the Investment Adviser (commonly known as
"junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the market for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule
144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in the
Fund's net asset value.

REAL ESTATE INVESTMENT TRUSTS ("REITs"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds,
REITs have expenses, including advisory and administration fees, that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Fund invests in REITs. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance. In addition, REITs are subject to certain provisions under federal tax law. The failure of a company to qualify as a REIT could have adverse consequences for the Fund, including significantly reducing return to the Fund on its investment in such company.

4

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Investment Adviser is successful in applying the Fund's investment strategies.
The Fund is also subject to other risks from its permissible investments, including the risks associated with its investments in forward foreign currency exchange contracts and options and futures. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE

{sidebar}
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past nine calendar years.
{end sidebar}

[GRAPHIC OMITTED]

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[GRAPHIC OMITTED]

1997            23.97%
1998            1.73%
1999            1.72%
2000            2.90%
2001            -0.49%
2002            -8.24%
2003            20.20%
2004            9.50%
2005            6.14%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees. The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown.

During the periods shown in the bar chart, the highest return for a calendar quarter was 11.82% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -12.74% (quarter ended September 30, 2002).

                                                                               5

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2005)

{sidebar}
----------------
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of indices that represent a broad measure of market performance, as well as indices that represent a group of similar mutual funds, over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
{end sidebar}

                                                                   PAST 1 YEAR    PAST 5 YEARS     LIFE OF FUND

Class A(1) -- Return Before Taxes                                     1.32%          4.67%            4.78%
              Russell 1000(R) Value Index(2)                          7.05%          5.28%            7.77%
              Lehman Brothers U.S. Government/Credit Index(3)         2.37%          6.11%            6.36%
              Lipper Income Funds Index(4)                            3.61%          4.50%            5.50%
              Lipper Equity Income Funds Index(5)                     5.80%          3.57%            5.59%
Class B(1) -- Return Before Taxes                                     1.14%          4.66%            6.74%
              Returns After Taxes on Distributions(6)                 0.28%          3.67%            5.02%
              Returns After Taxes on Distributions and Sale
              of Fund Shares                                          0.73%          3.40%            4.81%
              Russell 1000(R) Value Index(2)                          7.05%          5.28%           10.82%
              Lehman Brothers U.S. Government/Credit Index(3)         2.37%          6.11%            6.82%
              Lipper Income Funds Index(4)                            3.61%          4.50%            7.07%
              Lipper Equity Income Funds Index(5)                     5.80%          3.57%            8.16%
Class C(1) -- Return Before Taxes                                     5.14%          5.00%            4.67%
              Russell 1000(R) Value Index(2)                          7.05%          5.28%            7.77%
              Lehman Brothers U.S. Government/Credit Index(3)         2.37%          6.11%            6.36%
              Lipper Income Funds Index(4)                            3.61%          4.50%            5.50%
              Lipper Equity Income Funds Index(5)                     5.80%          3.57%            5.59%
Class D(1) -- Return Before Taxes                                     7.18%          6.06%            5.71%
              Russell 1000(R) Value Index(2)                          7.05%          5.28%            7.77%
              Lehman Brothers U.S. Government/Credit Index(3)         2.37%          6.11%            6.36%
              Lipper Income Funds Index(4)                            3.61%          4.50%            5.50%
              Lipper Equity Income Funds Index(5)                     5.80%          3.57%            5.59%

(1)   Classes A, C and D commenced operations on July 28, 1997. Class B commenced operations on June 26, 1996.

(2)   The Russell 1000 (R) Value Index measures the
      performance of those companies in the Russell 1000 (R)
      Index with lower price-to-book ratios and lower forecasted growth values.
      Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)   The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and
      Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)   The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income
      Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this
      Index. The Fund is in the Lipper Income Funds classification as of
      September 30, 2005.

(5)   The Lipper Equity Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      Equity Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(6)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

6

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                                                               7

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee by the broker-dealer through which shares are purchased, as described below. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

{sidebar}
----------------
SHAREHOLDER FEES
These fees are paid directly from your investment.
{end sidebar}

{sidebar}
----------------
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
{end sidebar}

                                                                CLASS A          CLASS B          CLASS C         CLASS D

  Maximum sales charge (load) imposed on purchases (as
  a percentage of offering price)                                5.25%(1)          None             None            None
  Maximum deferred sales charge (load) (as a percentage
  based on the lesser of the offering price or net asset
  value at redemption)                                           None(2)           5.00%(3)         1.00%(4)        None
  Redemption fee(5)                                              2.00%             2.00%            2.00%           2.00%

ANNUAL FUND OPERATING EXPENSES

                                              CLASS A       CLASS B       CLASS C        CLASS D

  Advisory fee*                                0.67%         0.67%         0.67%          0.67%
  Distribution and service (12b-1) fees(6)     0.25%         1.00%         0.99%          None
  Other expenses*                              0.34%         0.34%         0.34%          0.34%
  Total annual Fund operating expenses*        1.26%         2.01%         2.00%          1.01%

  *   Expense information in the table has been restated to reflect current fees
      (see "Fund Management").

  (1) Reduced for purchases of $25,000 and over.

  (2) Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
      1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

  (3) The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

  (4) Only applicable if you sell your shares within one year after purchase.

  (5) Payable to the Fund on shares redeemed within seven days of purchase. The redemption fee is based on the redemption proceeds. See "Shareholder
      Information -- How to Sell Shares" for more information on redemption fees.

  (6) The Fund has adopted a Rule 12b-1 Distribution Plan pursuant to which it reimburses the distributor for distribution-related expenses (including personal services to shareholders) incurred on behalf of Class A, Class B and Class C shares in an amount each month up to an annual rate of 0.25%,
      1.00% and 1.00% of the average daily net assets of Class A, Class B and
      Class C shares, respectively.

8

EXAMPLE
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

                         IF YOU SOLD YOUR SHARES                        IF YOU HELD YOUR SHARES
              ---------------------------------------------- ----------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
              ---------- ----------- ----------- ----------- ---------- ----------- ----------- -----------

   Class A        $647       $904        $1,180      $1,968      $647       $904        $1,180      $1,968
   Class B        $704       $930        $1,283      $2,338      $204       $630        $1,083      $2,338
   Class C        $303       $627        $1,078      $2,327      $203       $627        $1,078      $2,327
   Class D        $103       $322        $  558      $1,236      $103       $322        $  558      $1,236

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

OPTIONS AND FUTURES. The Fund may invest in futures with respect to stock indices, financial instruments and interest rate indices and may purchase and sell options on securities, securities indices and stock index futures. Futures and options may be used to facilitate trading, to increase or decrease the
Fund's market exposure or to seek to protect against a decline in the value of the Fund's securities or an increase in prices of securities that may be purchased.

                                                                               9

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its assets in cash or money market instruments in a defensive posture that may be inconsistent with the Fund's principal investment strategies when the Investment Adviser believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objectives.

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]

This section provides additional information relating to the risks of investing in the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Investment Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

OPTIONS AND FUTURES. If the Fund invests in futures on stock indices, financial instruments and interest rate indices or options on securities, securities indices and stock index futures, its participation in these markets may subject it to certain risks. The Investment Adviser's predictions of movements in the direction of the stock, bond, stock index or interest rate markets may be inaccurate, and the adverse consequences to the Fund (e.g., a reduction in the
Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Fund in a worse position than if these strategies were not used. Other risks inherent in the use of futures and options include, for example, the possible imperfect correlation between the price of option and futures contracts and the movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

[GRAPHIC OMITTED]

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

10

--------------------------------------------------------------------------------
FUND MANAGEMENT

{sidebar}
----------------
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund industry and had approximately $90 billion in assets under management or administration as of December 31, 2005.
{end sidebar}

[GRAPHIC OMITTED]

The Fund has retained the Investment Adviser -- Morgan Stanley Investment
Advisors Inc. -- to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund is managed by members of the Investment Adviser's Equity Income team.
The team consists of portfolio managers and analysts. Current members of the team who are jointly and primarily responsible for the day-to-day management of the Fund include James A. Gilligan, a Managing Director of the Investment
Adviser, Ellen Gold, James O. Roeder and Thomas B. Bastian, Executive Directors
of the Investment Adviser and Sergio Marcheli and Vincent E. Vizachero, Vice
Presidents of the Investment Adviser.

Mr. Gilligan has been associated with the Investment Adviser in an investment management capacity since 1985 and began managing the Fund in August 2002. Ms.
Gold has been associated with the Investment Adviser in an investment management capacity since 1986 and began managing the Fund in 1998. Mr. Roeder has been associated with the Investment Adviser in an investment management capacity since 1999 and began managing the Fund in August 2002. Mr. Bastian has been associated with the Investment Adviser in an investment management capacity since March 2003 and began managing the Fund in November 2003. Prior to March
2003, Mr. Bastian was a portfolio manager at Eagle Asset Management. Mr.
Marcheli has been associated with the Investment Adviser in a research capacity from 1995 to 2002. Since 2002, Mr. Marcheli has been associated with the
Investment Adviser in an investment management capacity and began managing the
Fund in November 2003. Mr. Vizachero has been associated with the Investment
Adviser in an investment management capacity since July 2001 and began managing the Fund in August 2002. Prior to July 2001, Mr. Vizachero was an analyst at
Fidelity Investments.

Mr. Gilligan is the lead manager of the Fund. Each member is responsible for specific sectors, except Mr. Marcheli who aids in providing research in all sectors as needed and also manages the cash position in the Fund. Mr. Gilligan is responsible for the execution of the overall strategy of the Fund.

The Fund's Statement of Additional Information provides additional information about the portfolio managers' compensation structure, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

                                                                              11

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement (the "Management
Agreement") pursuant to which the Fund paid the Investment Adviser a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the Investment Adviser at the following annual rate: 0.75% of the portion of the daily net assets not exceeding $500 million; and 0.725% of the portion of the daily net assets exceeding $500 million.

Effective November 1, 2004, the Board of Trustees approved an amended and restated investment advisory agreement to remove the administrative services component from the Investment Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; and 0.645% of the portion of the daily net assets exceeding $500 million. The administrative services previously provided to the
Fund by the Investment Advisor are being provided by Morgan Stanley Services
Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the Administrator. Such change resulted in a 0.08%
reduction in the advisory fee concurrent with the implementation of a 0.08%
administration fee pursuant to the new administration agreement.

For the fiscal year ended September 30, 2005, the Fund paid total compensation to the Investment Adviser amounting to 0.67% of the Fund's average daily net assets.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services remain the same.
Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

A discussion regarding the basis for the Board of Trustees' approval of the investment advisory agreement is available in the Fund's annual report to shareholders for the fiscal year ended September 30, 2005.

12

SHAREHOLDER INFORMATION

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgment and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the values of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                                                                              13

--------------------------------------------------------------------------------
HOW TO BUY SHARES

{sidebar}
----------------
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at:

www.morganstanley.com/funds
{end sidebar}

[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust ("Transfer Agent"), in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: when you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (plus any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

14

MINIMUM INVESTMENT AMOUNTS

{sidebar}
----------------
EasyInvest (R)
A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
{end sidebar}

                                                                                   MINIMUM INVESTMENT
                                                                               ---------------------------
 INVESTMENT OPTIONS                                                                INITIAL      ADDITIONAL

  Regular Account                                                                $   1,000     $    100
  Individual Retirement Account                                                  $   1,000     $    100
  Coverdell Education Savings Account                                            $     500     $    100
  EasyInvest (R)
  (Automatically from your checking or savings account or Money Market Fund)     $     100*    $    100*

*     Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor; (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; (4) employer-sponsored employee benefit plan accounts; or (5) the reinvestment of dividends in additional Fund shares.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.
To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o  Make out a check for the total amount payable to: Morgan Stanley Income
   Builder Fund.

o  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

--------------------------------------------------------------------------------
LIMITED PORTABILITY

[GRAPHIC OMITTED]

Most Fund shareholders hold their shares with Morgan Stanley DW. Please note that your ability to transfer your Fund shares to a brokerage account at another securities dealer may be limited. Fund shares may only be transferred to accounts held at a limited number of securities dealers or financial intermediaries that have entered into agreements with the Fund's distributor.
After a transfer, you may purchase additional shares of the Morgan Stanley Funds you owned before the transfer, but you may not be able to purchase shares of any other Morgan Stanley Funds or exchange shares of the fund(s) you own for shares of other Morgan Stanley

                                                                              15

Funds (as described below under "How to Exchange Shares"). If you wish to transfer Fund shares to a securities dealer or other financial intermediary that has not entered into an agreement with the Fund's distributor, you may request that the securities dealer or financial intermediary maintain the shares in an account at the Transfer Agent registered in the name of such securities dealer or financial intermediary for your benefit. You may also hold your Fund shares in your own name directly with the Transfer Agent. Other options may also be available; please check with the respective securities dealer or financial intermediary. If you choose not to hold your shares with the Transfer Agent, either directly or through a securities dealer or other financial intermediary, you must redeem your shares and pay any applicable CDSC.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. Front-end sales charges are not imposed on exchanges of Class A shares. See the inside back cover of this
Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund,
No-Load Fund or Money Market Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase. An exchange of Fund shares held for less than seven days from the date of purchase will be subject to the 2% redemption fee described under the section "How to Sell Shares."

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call toll-free (800)
869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions, as described above, are received. When exchanging into a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

16

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call toll-free (800) 869-NEWS.

                                                                              17

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
------------------ ------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative.

                   Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
------------------ ------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust toll-free at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
------------------ ------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.
------------------ ------------------------------------------------------------------------------------------------

18

OPTIONS            PROCEDURES
------------------ ---------------------------------------------------------------------------------------------

Systematic         To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call toll-free (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
------------------ ---------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an individual retirement account ("IRA") or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (R) , if after 12 months the shareholder
has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

REDEMPTION FEE. Fund shares redeemed within seven days of purchase will be subject to a 2% redemption fee, payable to the Fund. The redemption fee is designed to protect the Fund and its remaining shareholders from the

                                                                              19

effects of short-term trading. The redemption fee is not imposed on redemptions made: (i) through systematic withdrawal/exchange plans, (ii) through pre-approved asset allocation programs, (iii) of shares received by reinvesting income dividends or capital gain distributions, (iv) through certain collective trust funds or other pooled vehicles and (v) on behalf of advisory accounts where client allocations are solely at the discretion of the Morgan Stanley
Investment Management investment team. The redemption fee is based on, and deducted from, the redemption proceeds. Each time you redeem or exchange shares, the shares held the longest will be redeemed or exchanged first.

The redemption fee may not be imposed on transactions that occur through certain omnibus accounts at financial intermediaries. Moreover, certain financial intermediaries may apply different methodologies than those described above in assessing redemption fees, may impose their own redemption fee that may differ from the Fund's redemption fee or may impose certain trading restrictions to deter market timing and frequent trading. If you invest in the Fund through an intermediary, please read that financial intermediary's materials carefully to learn about any other restrictions or fees that may apply.

--------------------------------------------------------------------------------
DISTRIBUTIONS

{sidebar}
----------------
TARGETED DIVIDENDS(SM)
You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
{end sidebar}

[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns interest from fixed-income investments and income from stocks. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders quarterly.
Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest

20

will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

[GRAPHIC OMITTED]

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund's policies with respect to valuing portfolio securities are described in "Shareholder Information--Pricing Fund Shares."

The Fund discourages and does not accommodate frequent purchases and redemptions of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions.
The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares" and
"How to Sell Shares" sections of this Prospectus. Except as described in each of these sections, and with respect to trades that occur through omnibus accounts at intermediaries, as described below, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market-timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares.

Omnibus accounts generally do not identify customers' trading activity to the
Fund on an individual basis. Therefore, with respect to trades that occur through omnibus accounts at intermediaries, the Fund is currently limited in its ability to monitor trading activity or enforce the redemption fee with respect to customers of such intermediaries. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor

                                                                              21

frequent short-term trading within the Fund by the financial intermediary's customers. Certain intermediaries may not have the ability to assess a redemption fee. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o  The Fund makes distributions; and

o  You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

22

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

 CLASS      SALES CHARGE                                                                            MAXIMUM ANNUAL 12B-1 FEE

   A        Maximum 5.25% initial sales charge reduced for purchases of $25,000 or more; shares purchased without an initial sales charge are generally subject to a 1.00% CDSC if sold
           during the first 18 months                                                                     0.25%
   B        Maximum 5.00% CDSC during the first year decreasing to 0% after six years                     1.00%
   C        1.00% CDSC during the first year                                                              1.00%
   D        None                                                                                           None

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed that the purchase (or redemption)
qualifies for a reduced sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order;
or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimums. The Fund makes available, in a clear and prominent format, free of charge, on its web site,

                                                                              23

www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution and shareholder services (12b-1) fee of up to 0.25% of the average daily net assets of the Class. The maximum annual
12b-1 fee payable by Class A shares is lower than the maximum annual 12b-1 fee payable by Class B or Class C shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

{sidebar}
----------------
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges -- the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
{end sidebar}

                                                    FRONT-END SALES CHARGE
                                      ---------------------------------------------------
                                          PERCENTAGE OF PUBLIC     APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION               OFFERING PRICE        OF NET AMOUNT INVESTED

 Less than $25,000                               5.25%                     5.54%
 $25,000 but less than $50,000                   4.75%                     4.99%
 $50,000 but less than $100,000                  4.00%                     4.17%
 $100,000 but less than $250,000                 3.00%                     3.09%
 $250,000 but less than $500,000                 2.50%                     2.56%
 $500,000 but less than $1 million               2.00%                     2.04%
 $1 million and over                             0.00%                     0.00%

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o  A single account (including an individual, trust or fiduciary account).

o  A family member account (limited to spouse, and children under the age of
   21).

o  Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o  Employer sponsored and individual retirement accounts (including IRAs, Keogh,
   401(k), 403(b), 408(k) and 457(b) Plans).

o  Tax-exempt organizations.

o  Groups organized for a purpose other than to buy mutual fund shares.

24

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund for any related account in a single transaction with purchases of any class of shares of other Morgan
Stanley Multi-Class Funds for the related account or any other related account.
For the purpose of this combined purchase privilege, a "related account" is:

o  A single account (including an individual account, a joint account and a trust account established solely for the benefit of the individual).

o  A family member account (limited to spouse, and children under the age of 21, but including trust accounts established solely for the benefit of a spouse, or children under the age of 21).

o  An IRA and single participant retirement account (such as a Keogh).

o  An UGMA/UTMA account.

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A Shares of the Fund purchased in a single transaction, together with the net asset value of all classes of shares of
Morgan Stanley Multi-Class Funds (including shares of Morgan Stanley
Non-Multi-Class Funds which resulted from an exchange from Morgan Stanley
Multi-Class Funds) held in related accounts, amounts to $25,000 or more. For the purposes of the rights of accumulation privilege, a related account is any one of the accounts listed under "Combined Purchase Privilege" above.

NOTIFICATION. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order is placed that the purchase qualifies for a reduced sales charge under any of the privileges discussed above. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i)
notification is not furnished at the time of the order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares or the
Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge under any of the privileges discussed above, it may be necessary at the time of purchase for you to inform your Morgan
Stanley Financial Advisor or other authorized financial representative (or
Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoint and/or right of accumulation threshold. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described above at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met the sales load breakpoint and/or right of accumulation threshold. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads and reduced sales charges (i.e., breakpoint discounts). The web site includes hyperlinks that facilitate access to the information.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds within a 13-month period. The initial purchase under a letter of intent must be at least 5% of the stated investment goal. The
Letter of Intent does not preclude the Fund (or any other

                                                                              25

Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2)
above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your
Morgan Stanley Financial Advisor or other authorized financial representative, or by calling toll-free (800) 869-NEWS. If you do not achieve the stated
investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated
investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o  A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.

o  Qualified state tuition plans described in Section 529 of the Internal
   Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o  Employer-sponsored employee benefit plans, whether or not qualified under the
   Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
   Stanley's Retirement Plan Solutions (together, "Morgan Stanley Eligible
   Plans").

o  A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o  Insurance company separate accounts that have been approved by the Fund's distributor.

o  Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses, and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o  Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses, and children under the age of
   21, and trust accounts for which any of such persons is a beneficiary.

26

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

{sidebar}
----------------
CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
{end sidebar}

 YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED

  First                                                  5.0%
  Second                                                 4.0%
  Third                                                  3.0%
  Fourth                                                 2.0%
  Fifth                                                  2.0%
  Sixth                                                  1.0%
  Seventh and thereafter                                 None

The CDSC is assessed on an amount equal to the lesser of the then market value of the shares or the historical cost of the shares (which is the amount actually paid for the shares at the time of original purchase) being redeemed.
Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In determining whether a CDSC applies to a redemption, it is assumed that the shares being redeemed first are any shares in the shareholders Fund account that are not subject to a CDSC, followed by shares held the longest in the shareholder's account.

Broker-dealers or other financial intermediaries may impose a limit on the dollar value of a Class B share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class B shares that in the aggregate amount to $25,000 or more. You should discuss with your financial advisor which share class is most appropriate for you, based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your individual name or in the names of you and your spouse as joint tenants with right of survivorship; (ii) registered in the name of a trust of which (a) you are the settlor and that is revocable by you
   (i.e., a "living trust") or (b) you and your spouse are the settlors and that is revocable by you or your spouse (i.e., a "joint living trust"); or (iii)
   held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account, provided in each case that the sale is requested within one year of your death or initial determination of disability.

o  Sales in connection with the following retirement plan "distributions": (i)
   lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement

                                                                              27

   (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial
   Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o  Sales of shares in connection with the Systematic Withdrawal Plan of up to
   12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
   Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
   semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o  Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call toll-free (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are also subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the lesser of: (a) the average daily aggregate gross purchases by all shareholders of the Fund's Class
B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares sold by all shareholders since the
Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B shares. The maximum annual 12b-1 fee payable by Class B shares is higher than the maximum annual 12b-1 fee payable by Class A shares.

CONVERSION FEATURE. After eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of
Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

28

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a Fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the 12b-1 fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares.

Brokers, dealers or other financial intermediaries may impose a limit on the dollar value of a Class C share purchase order that they will accept. For example, a Morgan Stanley Financial Advisor generally will not accept purchase orders for Class C shares that in the aggregate amount to $250,000 or more. You should discuss with your financial advisor which share class is most appropriate for you based on the size of your investment, your expected time horizon for holding the shares and other factors, bearing in mind the availability of reduced sales loads on Class A share purchases of $25,000 or more and for existing shareholders who hold over $25,000 in Morgan Stanley Funds.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution and shareholder services (12b-1) fee of up to 1.00% of the average daily net assets of that Class. The maximum annual 12b-1 fee payable by Class C shares is higher than the maximum annual 12b-1 fee payable by Class A shares. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution and shareholder services (12b-1) fees applicable to Class C shares for as long as the investor owns such shares.

                                                                              29

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:

o  Investors participating in the Investment Adviser's or an affiliate's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o  Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than
   Class D shares) based on the then current relative net asset values of the two Classes.

o  Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o  Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o  Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o  Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o  Investors who were shareholders of the Dean Witter Retirement Series on
   September 11, 1998 for additional purchases for their former Dean Witter
   Retirement Series accounts.

o  The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D shares can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts
(regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares, you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

30

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the Class A, Class B and Class C shares. (Class D shares are offered without any 12b-1 fee.) The Plan allows the Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and reduce your return in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

[GRAPHIC OMITTED]

The Investment Adviser and/or distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers or other financial intermediaries or service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide such affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the
Fund's Statement of Additional Information.

                                                                              31

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of Additional
Information from the Fund's annual report, which is available upon request.

CLASS A SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                    2005        2004        2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $10.61       $9.76       $8.50       $9.74      $10.36
                                                 ---------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income[+/+]                         0.29        0.30        0.29        0.37        0.49
  Net realized and unrealized gain (loss)            1.17        0.85        1.26       (1.21)      (0.59)
                                                 ---------     -------     -------     -------     -------
Total income (loss) from investment operations       1.46        1.15        1.55       (0.84)      (0.10)
                                                 ---------     -------     -------     -------     -------
Less dividends from net investment income           (0.33)      (0.30)      (0.29)      (0.40)      (0.52)
                                                 ---------     -------     -------     -------     -------
Net asset value, end of period                     $11.74      $10.61       $9.76       $8.50       $9.74
------------------------------------------------ ---------     -------     -------     -------     -------
TOTAL RETURN+                                       13.94%      11.82%      18.42%      (9.09)%     (1.06)%
------------------------------------------------ ---------     -------     ---------   -------     -------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.26%       1.26%       1.29%       1.23%       1.17%
Net investment income                                2.57%       2.87%       3.15%       3.67%       4.61%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $54,447      $3,562      $2,969      $1,858      $1,791
Portfolio turnover rate                                33%         33%         59%         67%         29%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

32

CLASS B SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                    2005         2004         2003          2002          2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period                $10.62       $9.77        $8.51       $   9.74      $  10.37
                                                  --------     --------     --------      --------      --------
Income (loss) from investment operations:
  Net investment income[+/+]                         0.21         0.22         0.22          0.29          0.41
  Net realized and unrealized gain (loss)            1.17         0.85         1.26         (1.20)        (0.60)
                                                  --------     --------     --------      --------      --------
Total income (loss) from investment operations       1.38         1.07         1.48         (0.91)        (0.19)
                                                  --------     --------     --------      --------      --------
Less dividends from net investment income            (0.24)      (0.22)      (0.22)        (0.32)        (0.44)
Net asset value, end of period                      $11.76       $10.62       $9.77         $8.51         $9.74
------------------------------------------------  --------     --------     --------      --------      --------
TOTAL RETURN+                                        13.09%       10.94%      17.65%        (9.81)%       (1.83)%
------------------------------------------------  --------     --------    ----------     --------      --------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                              2.01%        2.02%       2.04%         1.98%         1.95%
Net investment income                                 1.82%        2.11%       2.40%         2.92%         3.83%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $74,844     $134,621    $144,468      $138,129      $186,994
Portfolio turnover rate                                 33%          33%         59%           67%           29%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              33

FINANCIAL HIGHLIGHTS (CONTINUED)

CLASS C SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                    2005         2004        2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $10.59        $9.75      $8.49        $9.72      $10.34
                                                 ---------      -------    --------     -------     -------
Income (loss) from investment operations:
  Net investment income[+/+]                         0.21         0.22       0.22         0.29        0.41
  Net realized and unrealized gain (loss)            1.19         0.84       1.26        (1.20)      (0.59)
                                                 ---------      -------    --------     -------     -------
Total income (loss) from investment operations       1.38         1.06       1.48        (0.91)      (0.18)
                                                 ---------      -------    --------     -------     -------
Less dividends from net investment income           (0.25)       (0.22)     (0.22)       (0.32)      (0.44)
                                                 ---------      -------    --------     -------     -------
Net asset value, end of period                     $11.72       $10.59      $9.75        $8.49       $9.72
------------------------------------------------ ---------      -------    --------     -------     -------
TOTAL RETURN+                                       13.11%       10.87%     17.57%       (9.73)%     (1.84)%
------------------------------------------------ ---------      -------    ---------    -------     -------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             2.00%        2.02%      2.04%        1.98%       1.93%
Net investment income                                1.83%        2.11%      2.40%        2.92%       3.85%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $20,917      $20,671    $20,028      $16,399     $20,505
Portfolio turnover rate                                33%          33%        59%          67%         29%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

34

CLASS D SHARES

FOR THE YEAR ENDED SEPTEMBER 30,                    2005        2004        2003        2002        2001

SELECTED PER SHARE DATA:
Net asset value, beginning of period               $10.61       $9.76       $8.50       $9.74      $10.36
                                                 ---------     -------     -------     -------     -------
Income (loss) from investment operations:
  Net investment income[+/+]                         0.32        0.33        0.32        0.40        0.50
  Net realized and unrealized gain (loss)            1.17        0.84        1.25       (1.22)      (0.57)
                                                 ---------     -------     -------     -------     -------
Total income (loss) from investment operations       1.49        1.17        1.57       (0.82)      (0.07)
                                                 ---------     -------     -------     -------     -------
Less dividends from net investment income           (0.36)      (0.32)      (0.31)      (0.42)      (0.55)
                                                 ---------     -------     -------     -------     -------
Net asset value, end of period                     $11.74      $10.61       $9.76       $8.50       $9.74
------------------------------------------------ ---------     -------     -------     -------     -------
TOTAL RETURN+                                       14.20%      12.08%      18.70%      (8.87)%     (0.80)%
------------------------------------------------ ---------     ---------   -------     -------     -------
RATIOS TO AVERAGE NET ASSETS(1):
Expenses                                             1.01%       1.02%       1.04%       0.98%       0.95%
Net investment income                                2.82%       3.11%       3.40%       3.92%       4.83%
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $2,103      $2,614      $2,480      $1,326        $136
Portfolio turnover rate                                33%         33%         59%         67%         29%

[+/+] The per share amounts were computed using an average number of shares outstanding during the period.

+     Calculated based on the net asset value as of the last business day of the period.

(1)   Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              35

      Notes
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36

MORGAN STANLEY FUNDS

EQUITY
------------------------
BLEND/CORE

Dividend Growth Securities
Multi-Asset Class Fund
Total Return Trust
------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund
------------------------
GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund
------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund
------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund
------------------------
VALUE

Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------
TAXABLE SHORT TERM

Limited Duration Fund*+
Limited Duration U.S. Treasury Trust*
------------------------
TAXABLE INTERMEDIATE TERM

Flexible Income Trust
High Yield Securities
Income Trust
Mortgage Securities Trust
U.S. Government Securities Trust
------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust*+
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET*
------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market
------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund is a Multi-Class Fund. A
Multi-Class Fund is a mutual fund offering multiple classes of shares.

*     Single-Class Fund(s)

+     No-Load (Mutual) Fund

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call toll-free (800) 869-NEWS.
Free copies of these documents are also available from our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS.

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site.

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 551-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov). Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the
SEC, Washington, DC 20549-0102.

 TICKER SYMBOLS:

CLASS A:     INBAX  CLASS B:    INBBX
------------------  -----------------
CLASS C:     INBCX  CLASS D:    INBDX
------------------  -----------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-07575) Investments and
services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley
Distributors Inc., member NASD.

CLF# 38421PRO-00

(Copyright)  2006 Morgan Stanley

[GRAPHIC OMITTED]

MORGAN STANLEY

[GRAPHIC OMITTED]

MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                             Income Builder Fund
                                                                     38421 01/06

[MORGAN STANLEY LOGO]

                                                                      Prospectus
                                                                January 27, 2006

Welcome, Shareholder:

In this report, you’ll learn about how your investment in Morgan Stanley Income Builder Fund performed during the annual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund’s financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.
Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report
For the year ended September 30, 2005

Total Return for the 12 Months Ended September 30, 2005

Class A	Class B	Class C	Class D
13.94%	13.09%	13.11%	14.20%

Russell 1000® Value Index[1]	Lehman Brothers U.S. Government/ Credit Index[2]	Lipper Income Funds Index[3]	Lipper Equity Income Funds Index[4]
16.69%	2.58%	7.80%	13.52%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

During the 12-month period, the stock market performed well. Investors had many reasons to be optimistic: The economy progressed at a moderate clip, companies generally met or exceeded their earnings targets, and core inflation remained tame. Increased merger-and-acquisition activity and several high-profile initial public offerings boosted interest in stocks. Despite little relief from high prices at the gas pump, consumers, for the most part, continued to spend.

However, pockets of volatility and poorer sentiment were not uncommon. The market's most significant uncertainties continued to be the high price of crude oil and the rising interest rate environment. Energy prices skyrocketed, driven by tight supply, rising demand (especially from China and India), and geopolitical instability. Hurricanes Katrina and Rita intensified concerns about oil and natural gas production and the impact that rising prices would have on consumer spending. The Federal Open Market Committee (the Fed) continued its series of interest rate increases, disappointing some investors who believed a prolonged monetary tightening policy could potentially stifle the economy's growth.

Within the bond market, the yields of short- and intermediate-term issues rose in response to the Fed's ongoing increases, but the yields of longer-term bonds declined overall. As the yield curve (which charts the difference between the yields of short- and long-term bonds) flattened, investors favored higher yielding, lower rated securities over lower yielding, higher quality issues. Yet, even the higher yielding segments of the bond market trailed the stock market by a wide margin.

Performance Analysis

Morgan Stanley Income Builder Fund underperformed the Russell 1000® Value Index and outperformed the Lehman Brothers U.S. Government/Credit Index and the Lipper Income Funds Index, for the 12 months ended September 30, 2005, assuming no deduction of applicable sales charges. Class A and Class D shares outperformed the Lipper Equity Income Funds Index and Class B and C shares underperformed this Index for the same time period, assuming no deduction of applicable sales charges.

2

All sectors represented in the stock portion of the portfolio advanced during the period. The financials sector, the Fund's largest absolute sector weight and largest underweight relative to the Russell 1000® Value Index, was the Fund's best performing group. In particular, diversified financial companies—especially those with capital markets exposure and involvement in fixed-income trading and merger-and-acquisition activity—boosted the fund's return. Interest-rate sensitivity was also an important factor in driving returns in the financials sector. For example, the Fund had limited exposure to the banking sector, which had flagging performance. As the yield curve continued to flatten (thus reducing the difference between short- and long-term rates), investors avoided banks, which profit from the spread. In contrast, insurance stocks are not as interest-rate sensitive. Here, our value-conscious discipline led us to invest with conviction in a number of strong-performing insurance stocks. Healthcare holdings were also notable. Within this sector, the Fund owned mostly pharmaceutical stocks, many of which began to turn around during the period. Positive sentiment surrounding promising new drugs in development, highly anticipated drug launches, and positive legal news helped spur a rally in pharmaceutical shares.

On an absolute basis, no sector in the Fund's stock portfolio produced a negative return. However, relative to the Russell 1000® Value Index, the Fund's return was somewhat dampened by an underweight in energy. While the Fund did maintain some exposure to the energy sector, we believed the risk/reward profiles of many energy stocks were less attractive based on our analysis of long-term company fundamentals. The consumer staples sector was also a drag on relative returns, as the Fund owned names that underperformed those in the Russell 1000® Value Index.

Convertible securities accounted for nearly one quarter of the portfolio at the end of the period. Performance in the convertible portion of the Fund was bolstered by security selection in energy issues, which benefited from high and rising commodity prices. The Fund's returns were also supported by strong performance from its consumer discretionary holdings, specifically in the hotel industry. These contributions were muted, however, by the general downdraft in the convertibles market in the second quarter of 2005.

In addition to stocks and convertible securities, the Fund invested in corporate bonds, which represented about 17 percent of the portfolio at the end of the reporting period. Although these securities provided diversification and income, the allocation tempered the Fund's pace versus the Russell benchmark during the period, as corporate bonds generally underperformed stocks.

3

There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS
Clear Channel Communications, Inc.	3.1%
Starwood Hotels & Resorts Worldwide, Inc.	2.9
Schering-Plough Corp.	2.2
FPL Group, Inc.	2.2
Disney (Walt) Co. (The)	2.2
Lehman Brothers Holdings Inc.	2.0
Toll Corp.	1.9
Bayer AG (ADR) (Germany)	1.8
Church & Dwight Co., Inc. 144A	1.8
Bristol-Myers Squibb Co.	1.6

PORTFOLIO COMPOSITION
Common Stocks	57.6%
Corp Notes/Bonds	17.3
Convertible Corp Notes/Bonds	14.5
Convertible Preferred Stocks	9.0
Short-Term Investment	1.6

Data as of September 30, 2005. Subject to change daily. All percentages for top 10 holdings are as a percentage of net assets and all percentages for portfolio composition are as a percentage of total investments. These data are provided for informational purposes only and should not be deemed a recommendation to buy or sell the securities mentioned. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in income-producing equity and fixed-income securities, with normally at least 65 percent of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The Fund may invest up to 15 percent of its net assets in REITs. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., utilizes a value-oriented style in the selection of securities. Investments are normally made primarily in (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Adviser, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid and large-cap companies – including "synthetic" and "exchangeable" convertibles. The Fund's investments can also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.

4

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public Web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 350-6414, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Performance Summary

Performance of $10,000 Investment — Class B

6

Average Annual Total Returns — Period Ended September 30, 2005

	Class A Shares* (since 07/28/97)	Class B Shares** (since 06/26/96)	Class C Shares† (since 07/28/97)	Class D Shares†† (since 07/28/97)
Symbol	INBAX	INBBX	INBCX	INBDX
1 Year	13.94%[5]	13.09%[5]	13.11%[5]	14.20%[5]
	7.96 [6]	8.09 [6]	12.11 [6]	—
5 Years	6.30 [5]	5.50 [5]	5.49 [5]	6.55 [5]
	5.16 [6]	5.17 [6]	5.49 [6]	—
Since Inception	5.51 [5]	6.85 [5]	4.73 [5]	5.78 [5]
	4.82 [6]	6.85 [6]	4.73 [6]	—

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For most recent month-end performance figures, please visit www.morganstanley.com or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class D shares will vary due to differences in sales charges and expenses.

*	The maximum front-end sales charge for Class A is 5.25%.

**	The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.

†	The maximum contingent deferred sales charge for Class C is 1% for shares redeemed within one year of purchase.

††	Class D has no sales charge.

(1)	The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)	The Lehman Brothers U.S. Government/Credit Index tracks the performance of government and corporate obligations, including U.S. government agency and Treasury securities and corporate and Yankee bonds. Indexes are unmanaged and their returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)	The Lipper Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. The Fund is in the Lipper Income Funds classification as of September 30, 2005.

(4)	The Lipper Equity Income Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Equity Income Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

(5)	Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(6)	Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

‡	Ending value assuming a complete redemption on September 30, 2005.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 04/01/05 – 09/30/05.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ‘‘Expenses Paid During Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	04/01/05	09/30/05	04/01/05 – 09/30/05
Class A
Actual (6.38% return)	$1,000.00	$1,063.80	$6.67
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.53
Class B
Actual (6.00% return)	$1,000.00	$1,060.00	$10.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.84	$10.30
Class C
Actual (5.98% return)	$1,000.00	$1,059.80	$10.53
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.84	$10.30
Class D
Actual (6.50% return)	$1,000.00	$1,065.00	$5.38
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.85	$5.27

*	Expenses are equal to the Fund's annualized expense ratio of 1.29%, 2.04%, 2.04% and 1.04% for Class A, Class B, Class C and Class D shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

8

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser under the Advisory Agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator under the Administration Agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities. (The Investment Adviser and the Administrator together are referred to as the "Adviser" and the Advisory and Administration Agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and investment advisory services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the Fund's performance for the one-, three- and five-year periods ended November 30, 2004, as shown in reports provided by Lipper (the "Lipper Reports"), compared to the performance of comparable funds selected by Lipper (the "performance peer group"), and noted that the Fund's performance was lower than its performance peer group average for the one-year period but better for the three- and five-year periods. The Board concluded that the Fund's overall performance was competitive with its performance peer group.

Fees Relative to Other Funds Managed by the Adviser with Comparable Investment Strategies

The Board reviewed the advisory and administrative fees (together, the "management fee") paid by the Fund under the Management Agreement. The Board noted that the rate was comparable to the management fee rates charged by the Adviser to any other funds it manages with investment strategies comparable to those of the Fund.

Fees and Expenses Relative to Comparable Funds Managed by Other Advisers

The Board reviewed the management fee rate and the total expense ratio of the Fund. The Board noted that: (i) the Fund's management fee rate was lower than the average management fee rate for funds, selected by Lipper (the "expense peer group"), managed by other advisers with investment strategies comparable to those of the Fund, as shown in the Lipper Report for the Fund; and (ii) the Fund's total expense ratio was also lower than the average total expense ratio of the funds included in the Fund's expense peer group. The Board concluded that the Fund's management fee and total expense ratio were competitive with those of the Fund's expense peer group.

Breakpoints and Economies of Scale

The Board reviewed the structure of the Fund's management fee schedule under the Management Agreement and noted that it includes a breakpoint. The Board also reviewed the level of the Fund's management fee and noted

9

that the fee, as a percentage of the Fund's net assets, would decrease as net assets increase because the management fee includes a breakpoint. The Board concluded that the Fund's management fee would reflect economies of scale as assets increase.

Profitability of Adviser and Affiliates

The Board considered and reviewed information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last two years from their relationship with the Fund and the Morgan Stanley Fund Complex and reviewed with the Controller of the Adviser the cost allocation methodology used to determine the Adviser's profitability. Based on their review of the information they received, the Board concluded that the profits earned by the Adviser and its affiliates were not excessive in light of the advisory, administrative and other services provided to the Fund.

Fall-Out Benefits

The Board considered so-called "fall-out benefits" derived by the Adviser and its affiliates from their relationship with the Fund and the Fund Complex, such as "float" benefits derived from handling of checks for purchases and redemptions of Fund shares through a broker-dealer affiliate of the Adviser and "soft dollar" benefits (discussed in the next section). The Board also considered that a broker-dealer affiliate of the Adviser receives from the Fund 12b-1 fees for distribution and shareholder services. The Board also considered that an affiliate of the Adviser, through a joint venture, receives revenue in connection with trading done on behalf of the Fund through an electronic trading system network ("ECN"). The Board concluded that the float benefits and the above-referenced ECN-related revenue were relatively small and that the 12b-1 fees were competitive with those of other broker-dealer affiliates of investment advisers of mutual funds.

Soft Dollar Benefits

The Board considered whether the Adviser realizes any benefits as a result of brokerage transactions executed through "soft dollar" arrangements. Under such arrangements, brokerage commissions paid by the Fund and/or other funds managed by the Adviser would be used to pay for research that a securities broker obtains from third parties, or to pay for both research and execution services from securities brokers who effect transactions for the Fund. The Adviser informed the Board that it does not use Fund commissions to pay for third party research. It does use commissions to pay for research which is bundled with execution services. The Board recognized that the receipt of such research from brokers may reduce the Adviser's costs but concluded that the receipt of such research strengthens the investment management resources of the Adviser, which may ultimately benefit the Fund and other funds in the Fund Complex.

Adviser Financially Sound and Financially Capable of Meeting the Fund's Needs

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board noted that the Adviser's operations remain profitable, although increased expenses in recent years have reduced the Adviser's profitability. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement.

Historical Relationship Between the Fund and the Adviser

The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for

10

managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year.

11

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005

NUMBER OF SHARES		VALUE
	Common Stocks (57.3%)
	Aerospace & Defense (1.2%)
17,370	Northrop Grumman Corp.	$944,060
23,770	Raytheon Co.	903,735
		1,847,795
	Beverages: Alcoholic (0.4%)
11,750	Diageo PLC (ADR) (United Kingdom)	681,617
	Beverages: Non-Alcoholic (0.9%)
32,500	Coca-Cola Co. (The)	1,403,675
	Biotechnology (0.7%)
22,900	Chiron Corp.*	998,898
	Broadcasting (1.2%)
53,150	Clear Channel Communications, Inc.	1,748,103
	Casino/Gaming (0.0%)
4,685	Fitzgeralds Gaming Corp.† (a) *	0
	Chemicals: Major Diversified (2.5%)
74,680	Bayer AG (ADR) (Germany)	2,748,224
19,160	Dow Chemical Co. (The)	798,397
7,618	Lanxess AG (Germany)*	227,071
		3,773,692
	Computer Processing Hardware (0.9%)
47,200	Hewlett-Packard Co.	1,378,240
	Department Stores (0.5%)
15,550	Kohl's Corp.*	780,299
	Discount Stores (1.1%)
7,890	Target Corp.	409,728
28,050	Wal-Mart Stores, Inc.	1,229,151
		1,638,879
	Electric Utilities (2.3%)
24,900	American Electric Power Co., Inc.	988,530
13,040	Entergy Corp.	969,133
9,245	Exelon Corp.	494,053
21,460	FirstEnergy Corp.	1,118,495
		3,570,211

See Notes to Financial Statements

12

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005 continued

NUMBER OF SHARES		VALUE
	Finance/Rental/Leasing (1.1%)
24,610	Freddie Mac	$1,389,481
10,800	MBNA Corp.	266,112
		1,655,593
	Financial Conglomerates (4.0%)
45,793	Citigroup, Inc.	2,084,497
72,032	JPMorgan Chase & Co.	2,444,046
12,270	Prudential Financial, Inc.	828,961
16,500	State Street Corp.	807,180
		6,164,684
	Food: Major Diversified (1.4%)
30,150	Unilever N.V. (NY Registered Shares) (Netherlands)	2,154,218
	Food: Specialty/Candy (0.6%)
21,600	Cadbury Schweppes PLC (ADR) (United Kingdom)	879,768
	Household/Personal Care (0.3%)
8,350	Procter & Gamble Co. (The)	496,491
	Industrial Conglomerates (2.6%)
57,460	General Electric Co.	1,934,678
18,076	Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	691,045
16,600	Siemens AG (ADR) (Germany)	1,283,678
		3,909,401
	Insurance Brokers/Services (0.2%)
9,400	Marsh & McLennan Companies, Inc.	285,666
	Integrated Oil (3.9%)
22,590	BP PLC (ADR) (United Kingdom)	1,600,502
25,676	ConocoPhillips	1,795,009
16,530	Exxon Mobil Corp.	1,050,316
23,400	Royal Dutch Shell PLC (ADR) (Class A) (Netherlands)	1,535,976
		5,981,803
	Investment Banks/Brokers (3.5%)
4,550	Goldman Sachs Group Inc. (The)	553,189
12,450	Lehman Brothers Holdings Inc.	1,450,176
33,600	Merrill Lynch & Co., Inc.	2,061,360
83,300	Schwab (Charles) Corp. (The)	1,202,019
		5,266,744

See Notes to Financial Statements

13

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005 continued

NUMBER OF SHARES		VALUE
	Life/Health Insurance (0.2%)
23,400	Aegon N.V. (ARS) (Netherlands)	$348,660

	Major Banks (1.3%)
27,680	Bank of America Corp.	1,165,328
15,290	PNC Financial Services Group	887,126
		2,052,454
	Major Telecommunications (2.5%)
28,600	France Telecom S.A. (ADR) (France)	822,250
65,726	Sprint Nextel Corp.	1,562,964
43,010	Verizon Communications Inc.	1,405,997
		3,791,211
	Managed Health Care (1.0%)
13,500	CIGNA Corp.	1,591,110
	Media Conglomerates (3.0%)
55,420	Disney (Walt) Co. (The)	1,337,285
124,820	Time Warner, Inc.	2,260,490
30,000	Viacom Inc. (Class B) (Non-Voting)	990,300
		4,588,075
	Medical Specialties (1.0%)
13,800	Applera Corp. – Applied Biosystems Group	320,712
13,290	Bausch & Lomb, Inc.	1,072,237
7,500	Boston Scientific Corp.*	175,275
		1,568,224
	Motor Vehicles (0.6%)
33,400	Honda Motor Co., Ltd. (ADR) (Japan)	948,560
	Multi-Line Insurance (0.5%)
9,290	Hartford Financial Services Group, Inc. (The)	716,909
	Oil & Gas Pipelines (0.9%)
55,000	Williams Companies, Inc. (The)	1,377,750
	Oil Refining/Marketing (0.9%)
11,650	Valero Energy Corp.	1,317,149
	Oilfield Services/Equipment (1.2%)
20,830	Schlumberger Ltd. (Netherlands Antilles)	1,757,635

See Notes to Financial Statements

14

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005 continued

NUMBER OF SHARES		VALUE
	Packaged Software (1.0%)
64,100	Symantec Corp.*	$1,452,506
	Pharmaceuticals: Major (7.4%)
103,890	Bristol-Myers Squibb Co.	2,499,593
16,200	GlaxoSmithKline PLC (ADR) (United Kingdom)	830,736
25,200	Lilly (Eli) & Co.	1,348,704
30,220	Roche Holdings Ltd. (ADR) (Switzerland)	2,089,713
27,060	Sanofi-Aventis (ADR) (France)	1,124,343
94,470	Schering-Plough Corp.	1,988,594
29,340	Wyeth	1,357,562
		11,239,245
	Precious Metals (0.9%)
29,000	Newmont Mining Corp.	1,367,930
	Property – Casualty Insurers (2.0%)
17,310	Chubb Corp. (The)	1,550,111
33,470	St. Paul Travelers Companies, Inc. (The)	1,501,799
		3,051,910
	Restaurants (0.4%)
15,840	McDonald's Corp.	530,482
	Semiconductors (1.4%)
47,250	Intel Corp.	1,164,713
75,300	Micron Technology, Inc.*	1,001,490
		2,166,203
	Specialty Stores (0.1%)
6,150	Office Depot, Inc.*	182,655
	Telecommunication Equipment (0.9%)
61,017	Motorola, Inc.	1,347,866
	Tobacco (0.8%)
16,940	Altria Group, Inc.	1,248,647
	Total Common Stocks (Cost $72,670,947)	87,260,958

See Notes to Financial Statements

15

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Convertible Bonds (14.5%)
	Airlines (1.5%)
$2,800	Continental Airlines Inc.	4.50%	02/01/07	$2,296,000
	Biotechnology (1.4%)
1,800	Invitrogen Inc.	2.00	08/01/23	2,184,750
	Cable/Satellite TV (1.3%)
2,000	Echostar Communications Corp.	5.75	05/15/08	1,990,000
	Electric Utilities (0.6%)
297	PG&E Corp.	9.50	06/30/10	878,006
	Electronic Components (0.6%)
1,000	SCI Systems, Inc.	3.00	03/15/07	967,500
	Electronic Production Equipment (1.2%)
1,900	Veeco Instruments, Inc.	4.125	12/21/08	1,786,000
	Hotels/Resorts/Cruiselines (1.5%)
2,000	Hilton Hotels Corp. – 144A**	3.375	04/15/23	2,292,500
	Household/Personal Care (1.8%)
2,000	Church & Dwight Co., Inc. – 144A**	5.25	08/15/33	2,670,000
	Internet Retail (0.8%)
1,214	Amazon.com, Inc.	4.75	02/01/09	1,192,755
	Investment Banks/Brokers (0.5%)
741	E*Trade Financial Corp.	6.00	02/01/07	753,041
	Media Conglomerates (1.3%)
1,920	Disney (Walt) Co. (The)	2.125	04/15/23	1,960,800
	Semiconductors (1.0%)
1,550	Skyworks Solutions, Inc.	4.75	11/15/07	1,567,438
	Telecommunication Equipment (1.0%)
1,575	Terayon Communication Systems, Inc.	5.00	08/01/07	1,517,906
	Total Convertible Bonds (Cost $21,668,676)			22,056,696
	Corporate Bonds (17.2%)
	Agricultural Commodities/Milling (1.6%)
2,250	Corn Products International Inc.	8.25	07/15/07	2,379,521
	Apparel/Footwear (1.5%)
2,250	Tommy Hilfiger USA Inc.	6.85	06/01/08	2,272,500
	Broadcasting (2.0%)
2,800	Clear Channel Communications, Inc.	8.00	11/01/08	3,017,006

See Notes to Financial Statements

16

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005 continued

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE	VALUE
	Cable/Satellite TV (0.1%)
$125	CSC Holdings, Inc.	7.625%	07/15/18	$117,500
	Containers/Packaging (0.2%)
225	Ball Corp.	7.75	08/01/06	230,062
	Electric Utilities (0.3%)
100	CMS Energy Corp.	7.50	01/15/09	105,250
50	MidAmerican Energy Holdings	7.63	10/15/07	52,742
113	Niagara Mohawk Power (Series F)	7.625	10/01/05	113,415
175	Niagara Mohawk Power (Series G)	7.75	10/01/08	189,447
				460,854
	Home Building (2.0%)
75	D.R. Horton Inc.	8.00	02/01/09	80,803
2,800	Toll Corp.	8.25	02/01/11	2,943,500
				3,024,303
	Hotels/Resorts/Cruiselines (2.9%)
400	Starwood Hotels & Resorts Worldwide, Inc.	7.375	11/15/15	436,000
3,700	Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	4,051,500
				4,487,500
	Managed Health Care (1.4%)
2,000	Magellan Health Services, Inc. (Series A)	9.375	11/15/08	2,112,500
	Miscellaneous Manufacturing (0.1%)
200	Ametek Inc.	7.20	07/15/08	210,680
	Other Consumer Specialties (0.1%)
79	Boyds Collection Ltd. (Series B) (a)	9.00	05/15/08	75,445
	Other Metals/Minerals (1.2%)
1,800	USEC Inc.	6.625	01/20/06	1,800,000
	Publishing: Books/Magazines (0.0%)
32	Primedia, Inc.	7.625	04/01/08	32,400
	Publishing: Newspapers (1.3%)
2,000	Media General Inc.	6.95	09/01/06	2,028,208
	Specialty Stores (1.0%)
1,564	National Vision Inc.	12.00	03/30/09	1,565,570
	Trucks/Construction/Farm Machinery (1.5%)
2,300	Navistar International (Series B)	9.375	06/01/06	2,357,500
	Total Corporate Bonds (Cost $25,593,027)			26,171,549

See Notes to Financial Statements

17

Morgan Stanley Income Builder Fund

Portfolio of Investments September 30, 2005 continued

NUMBER OF SHARES		VALUE
	Convertible Preferred Stocks (8.9%)
	Electric Utilities (2.2%)
47,000	FPL Group, Inc. $4.00	$3,344,050
	Financial Conglomerates (1.2%)
57,000	Citigroup Funding Inc.(Series GNW)	1,775,550
	Investment Banks/Brokers (1.0%)
62,000	Lehman Brothers Holdings Inc. (Series GIS) $1.5625	1,615,720
	Life/Health Insurance (1.3%)
72,000	MetLife, Inc. (Series B) $1.5938	2,021,040
	Pharmaceuticals: Major (0.9%)
25,500	Schering-Plough Corp. $3.00	1,382,865
	Property – Casualty Insurers (1.1%)
70,000	Travelers Property Casualty Corp. $1.125	1,684,200
	Telecommunication Equipment (1.2%)
1,800	Lucent Technologies Capital Trust I $77.50	1,822,500
	Total Convertible Preferred Stocks (Cost $12,297,475)	13,645,925

PRINCIPAL AMOUNT IN THOUSANDS		COUPON RATE	MATURITY DATE
	Short-Term Investment (1.6%)
	Repurchase Agreement
$2,421	Joint repurchase agreement account (dated 09/30/05; proceeds $2,421,772) (b) (Cost $2,421,000)	3.825%	10/03/05	2,421,000
	Total Investments (Cost $134,651,125) (c)		99.5%	151,556,128
	Other Assets in Excess of Liabilities		0.5	755,113
	Net Assets		100.0%	$152,311,241

ADR	American Depositary Receipt.
ARS	American Registered Shares.
*	Non-income producing security.
**	Resale is restricted to qualified institutional investors.
†	Resale is restricted; acquired 12/31/95 at a cost basis of $21,129.
(a)	Securities with total market value equal to $75,445 have been valued at their fair value as determined in good faith under procedures established by and under general supervision of the Fund's Trustees.
(b)	Collateralized by federal agency and U.S. Treasury obligations.
(c)	The aggregate cost for federal income tax purposes is $135,655,764. The aggregate gross unrealized appreciation is $21,635,999 and the aggregate gross unrealized depreciation is $5,735,635, resulting in net unrealized appreciation of $15,900,364.

See Notes to Financial Statements

18

Morgan Stanley Income Builder Fund

Summary of Investments September 30, 2005

INDUSTRY	VALUE	PERCENT OF NET ASSETS
Pharmaceuticals: Major	$12,622,110	8.3%
Electric Utilities	8,253,121	5.4
Financial Conglomerates	7,940,234	5.2
Investment Banks/Brokers	7,635,505	5.0
Hotels/Resorts/Cruiselines	6,780,000	4.5
Media Conglomerates	6,548,875	4.3
Integrated Oil	5,981,803	3.9
Broadcasting	4,765,109	3.1
Property – Casualty Insurers	4,736,110	3.1
Telecommunication Equipment	4,688,272	3.1
Industrial Conglomerates	3,909,401	2.6
Major Telecommunications	3,791,211	2.5
Chemicals: Major Diversified	3,773,692	2.5
Semiconductors	3,733,641	2.5
Managed Health Care	3,703,610	2.4
Biotechnology	3,183,648	2.1
Household/Personal Care	3,166,491	2.1
Home Building	3,024,303	2.0
Repurchase Agreement	2,421,000	1.6
Agricultural Commodities/Milling	2,379,521	1.6
Life/Health Insurance	2,369,700	1.6
Trucks/Construction/Farm Machinery	2,357,500	1.5
Airlines	2,296,000	1.5
Apparel/Footwear	2,272,500	1.5
Food: Major Diversified	2,154,218	1.4
Cable/Satellite Tv	2,107,500	1.4
Major Banks	2,052,454	1.3
Publishing: Newspapers	2,028,208	1.3
Aerospace & Defense	1,847,795	1.2
Other Metals/Minerals	$1,800,000	1.2%
Electronic Production Equipment	1,786,000	1.2
Oilfield Services/Equipment	1,757,635	1.2
Specialty Stores	1,748,225	1.1
Finance/Rental/Leasing	1,655,593	1.1
Discount Stores	1,638,879	1.1
Medical Specialties	1,568,224	1.0
Packaged Software	1,452,506	1.0
Beverages: Non-Alcoholic	1,403,675	0.9
Computer Processing Hardware	1,378,240	0.9
Oil & Gas Pipelines	1,377,750	0.9
Precious Metals	1,367,930	0.9
Oil Refining/Marketing	1,317,149	0.9
Tobacco	1,248,647	0.8
Internet Retail	1,192,755	0.8
Electronic Components	967,500	0.6
Motor Vehicles	948,560	0.6
Food: Specialty/Candy	879,768	0.6
Department Stores	780,299	0.5
Multi-Line Insurance	716,909	0.5
Beverages: Alcoholic	681,617	0.4
Restaurants	530,482	0.3
Insurance Brokers/Services	285,666	0.2
Containers	230,062	0.2
Miscellaneous Manufacturing	210,680	0.1
Other Consumer Specialties	75,445	0.0
Publishing: Books/Magazines	32,400	0.0
	$151,556,128	99.5%

See Notes to Financial Statements

19

Morgan Stanley Income Builder Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2005

Assets:
Investments in securities, at value (cost $134,651,125)	$151,556,128
Receivable for:
Interest	876,581
Investments sold	215,056
Dividends	157,936
Shares of beneficial interest sold	22,776
Prepaid expenses and other assets	24,112
Total Assets	152,852,589
Liabilities:
Payable for:
Shares of beneficial interest redeemed	208,705
Distribution fee	91,048
Investments purchased	84,779
Investment advisory fee	84,412
Administration fee	10,079
Transfer agent fee	3,432
Accrued expenses and other payables	58,893
Total Liabilities	541,348
Net Assets	$152,311,241
Composition of Net Assets:
Paid-in-capital	$162,897,141
Net unrealized appreciation	16,905,003
Accumulated undistributed net investment income	1,171,728
Accumulated net realized loss	(28,662,631)
Net Assets	$152,311,241
Class A Shares:
Net Assets	$54,447,139
Shares Outstanding (unlimited authorized, $.01 par value)	4,638,413
Net Asset Value Per Share	$11.74
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$12.39
Class B Shares:
Net Assets	$74,844,001
Shares Outstanding (unlimited authorized, $.01 par value)	6,365,215
Net Asset Value Per Share	$11.76
Class C Shares:
Net Assets	$20,917,055
Shares Outstanding (unlimited authorized, $.01 par value)	1,784,955
Net Asset Value Per Share	$11.72
Class D Shares:
Net Assets	$2,103,046
Shares Outstanding (unlimited authorized, $.01 par value)	179,181
Net Asset Value Per Share	$11.74

See Notes to Financial Statements

20

Morgan Stanley Income Builder Fund

Financial Statements continued

Statement of Operations

For the year ended September 30, 2005

Net Investment Income:
Income
Interest	$3,032,582
Dividends (net of $42,529 foreign withholding tax)	3,008,422
Total Income	6,041,004
Expenses
Distribution fee (Class A shares)	61,694
Distribution fee (Class B shares)	1,095,398
Distribution fee (Class C shares)	205,295
Investment advisory fee	1,066,360
Transfer agent fees and expenses	172,183
Administration fee	115,115
Professional fees	80,831
Shareholder reports and notices	65,651
Registration fees	50,600
Custodian fees	25,357
Trustees' fees and expenses	1,919
Other	18,168
Total Expenses	2,958,571
Net Investment Income	3,082,433
Net Realized and Unrealized Gain:
Net realized gain	12,290,886
Net change in unrealized appreciation	4,258,901
Net Gain	16,549,787
Net Increase	$19,632,220

See Notes to Financial Statements

21

Morgan Stanley Income Builder Fund

Financial Statements continued

Statement of Changes in Net Assets

	FOR THE YEAR ENDED SEPTEMBER 30, 2005	FOR THE YEAR ENDED SEPTEMBER 30, 2004
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$3,082,433	$3,713,846
Net realized gain	12,290,886	9,540,822
Net change in unrealized appreciation	4,258,901	4,898,385
Net Increase	19,632,220	18,153,053
Dividends to Shareholders from Net Investment Income:
Class A shares	(812,324)	(99,297)
Class B shares	(2,230,651)	(2,913,358)
Class C shares	(454,856)	(429,927)
Class D shares	(72,757)	(86,033)
Total Dividends	(3,570,588)	(3,528,615)
Net decrease from transactions in shares of beneficial interest	(25,218,671)	(23,101,097)
Net Decrease	(9,157,039)	(8,476,659)
Net Assets:
Beginning of period	161,468,280	169,944,939
End of Period (Including accumulated undistributed net investment income of $1,171,728 and $1,521,285, respectively)	$152,311,241	$161,468,280

See Notes to Financial Statements

22

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005

1.   Organization and Accounting Policies

Morgan Stanley Income Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's primary investment objective is to seek reasonable income and, as a secondary objective, growth of capital. The Fund was organized as a Massachusetts business trust on March 21, 1996 and commenced operations on June 26, 1996. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

Effective August 29, 2005, the Board of Trustees of the Fund approved the implementation of a 2% redemption fee on Class A shares, Class B shares, Class C shares, and Class D shares, which is paid directly to the Fund, for shares redeemed within seven days of purchase. The redemption fee is designed to protect the Fund and its remaining shareholders from the effects of short-term trading.

The following is a summary of significant accounting policies:

A.   Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available or Morgan Stanley Investment Advisors Inc. (the "Investment Adviser"), determines that the latest sale price, the bid price or the mean between the last reported bid and asked price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are

23

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005 continued

expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trustees of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees; and (7) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B.   Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C.   Repurchase Agreements — Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Adviser, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D.   Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E.   Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F.   Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G.   Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

24

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005 continued

2.   Investment Advisory/Administration Agreements

Effective November 1, 2004, pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.67% to the portion of the daily net assets not exceeding $500 million and 0.645% to the portion of the daily net assets in excess of $500 million.

Effective November 1, 2004, pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Prior to November 1, 2004, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets pursuant to an investment management agreement pursuant to which the Fund paid the Investment Adviser a monthly management fee accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of the daily net assets not exceeding $500 million and 0.725% to the portion of the daily net assets in excess of $500 million.

3.   Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A – up to 0.25% of the average daily net assets of Class A; (ii) Class B – up to 1.0% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since the inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average daily aggregate net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C – up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled 14,506,736 at September 30, 2005.

25

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005 continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 2005, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 0.99%, respectively.

The Distributor has informed the Fund that for the year ended September 30, 2005, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares and Class C shares of $123,662 and $590, respectively and received $30,992 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4.   Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2005 aggregated $48,856,905 and $70,073,862, respectively. Included in the aforementioned transactions are purchases and sales with other Morgan Stanley funds of $6,718 and $32,822, respectively including a realized gain of $2,105.

At September 30, 2005, Morgan Stanley Multi-Asset Class Fund – Domestic portfolio, an affiliate of the Investment Adviser, Administrator and Distributor held 99,940 Class D shares of beneficial interest of the Fund.

For the year ended September 30, 2005, the Fund incurred $1,268 in brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Adviser, Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Trustee to defer payment of all, or a portion, of the fees he receives for serving on the Board of Trustees. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

26

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005 continued

5.   Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2005		FOR THE YEAR ENDED SEPTEMBER 30, 2004
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	226,386	$2,567,956	132,361	$1,374,769
Conversion from Class B	4,692,373	52,472,756	—	—
Reinvestment of dividends	53,229	610,733	6,737	70,738
Redeemed	(669,333)	(7,663,761)	(107,462)	(1,137,109)
Net increase – Class A	4,302,655	47,987,684	31,636	308,398
CLASS B SHARES
Sold	1,039,483	11,727,105	1,701,694	17,836,336
Conversion to Class A	(4,691,862)	(52,472,756)	—	—
Reinvestment of dividends	141,732	1,604,047	198,989	2,091,173
Redeemed	(2,800,689)	(31,446,935)	(4,009,233)	(42,142,658)
Net decrease – Class B	(6,311,336)	(70,588,539)	(2,108,550)	(22,215,149)
CLASS C SHARES
Sold	141,100	1,585,730	244,425	2,555,937
Reinvestment of dividends	31,779	359,753	32,336	339,122
Redeemed	(339,451)	(3,812,804)	(379,869)	(3,991,035)
Net decrease – Class C	(166,572)	(1,867,321)	(103,108)	(1,095,976)
CLASS D SHARES
Sold	26,991	308,347	69,252	716,655
Reinvestment of dividends	2,656	30,058	3,861	40,500
Redeemed	(96,835)	(1,088,900)	(80,813)	(855,525)
Net decrease – Class D	(67,188)	(750,495)	(7,700)	(98,370)
Net decrease in Fund	(2,242,441)	$(25,218,671)	(2,187,722)	$(23,101,097)

6.   Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment: temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

27

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005 continued

The tax character of distributions paid was as follows:

	FOR THE YEAR ENDED SEPTEMBER 30, 2005	FOR THE YEAR ENDED SEPTEMBER 30, 2004

Ordinary income	$3,570,588	$3,528,615

As of September 30, 2005, the tax-basis components of accumulated losses were as follows:

Undistributed ordinary income	$1,924,980
Undistributed long-term gains	—
Net accumulated earnings	1,924,980
Capital loss carryforward*	(28,411,064)
Temporary differences	(180)
Net unrealized appreciation	15,900,364
Total accumulated losses	$(10,585,900)

During the year ended September 30, 2005, the Fund utilized $12,118,510 of its net capital Ioss carryforward. As of September 30, 2005, the Fund had a net capital loss carryforward of $28,411,064 of which $6,899,871 will expire on September 30, 2010 and $21,511,193 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

As of September 30, 2005, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and book amortization of premiums on debt securities and permanent book/tax differences primarily attributable to tax adjustments on debt securities sold by the Fund. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $138,598.

7.   Legal Matters

The Investment Adviser, certain affiliates of the Investment Adviser, certain officers of such affiliates and certain investment companies advised by the Investment Adviser or its affiliates, including the Fund, are named as defendants in a consolidated class action. This consolidated action also names as defendants certain individual Trustees and Directors of the Morgan Stanley funds. The consolidated amended complaint, filed in the United States District Court Southern District of New York on April 16, 2004, generally alleges that defendants, including the Fund, violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Investment Adviser and certain affiliates of the Investment Adviser allegedly offered economic incentives to brokers and others to recommend the funds advised by the Investment

28

Morgan Stanley Income Builder Fund

Notes to Financial Statements September 30, 2005 continued

Adviser or its affiliates to investors rather than funds managed by other companies, and (ii) that the funds advised by the Investment Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their efforts to recommend these funds to investors. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs. The defendants have moved to dismiss the action and intend to otherwise vigorously defend it. On March 9, 2005, Plaintiffs sought leave to supplement their complaint to assert claims on behalf of other investors. While the Fund and Adviser believe that each has meritorious defenses, the ultimate outcome of this matter is not presently determinable at this early stage of the litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of this matter.

29

Morgan Stanley Income Builder Fund

Financial Highlights

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

	FOR THE YEAR ENDED SEPTEMBER 30,
	2005	2004	2003	2002	2001
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.61	$9.76	$8.50	$9.74	$10.36
Income (loss) from investment operations:
Net investment income‡	0.29	0.30	0.29	0.37	0.49
Net realized and unrealized gain (loss)	1.17	0.85	1.26	(1.21)	(0.59)
Total income (loss) from investment operations	1.46	1.15	1.55	(0.84)	(0.10)
Less dividends from net investment income	(0.33)	(0.30)	(0.29)	(0.40)	(0.52)
Net asset value, end of period	$11.74	$10.61	$9.76	$8.50	$9.74
Total Return†	13.94%	11.82%	18.42%	(9.09)%	(1.06)%
Ratios to Average Net Assets(1):
Expenses	1.26%	1.26%	1.29%	1.23%	1.17%
Net investment income	2.57%	2.87%	3.15%	3.67%	4.61%
Supplemental Data:
Net assets, end of period, in thousands	$54,447	$3,562	$2,969	$1,858	$1,791
Portfolio turnover rate	33%	33%	59%	67%	29%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

30

Morgan Stanley Income Builder Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2005	2004	2003	2002	2001
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.62	$9.77	$8.51	$9.74	$10.37
Income (loss) from investment operations:
Net investment income‡	0.21	0.22	0.22	0.29	0.41
Net realized and unrealized gain (loss)	1.17	0.85	1.26	(1.20)	(0.60)
Total income (loss) from investment operations	1.38	1.07	1.48	(0.91)	(0.19)
Less dividends from net investment income	(0.24)	(0.22)	(0.22)	(0.32)	(0.44)
Net asset value, end of period	$11.76	$10.62	$9.77	$8.51	$9.74
Total Return†	13.09%	10.94%	17.65%	(9.81)%	(1.83)%
Ratios to Average Net Assets(1):
Expenses	2.01%	2.02%	2.04%	1.98%	1.95%
Net investment income	1.82%	2.11%	2.40%	2.92%	3.83%
Supplemental Data:
Net assets, end of period, in thousands	$74,844	$134,621	$144,468	$138,129	$186,994
Portfolio turnover rate	33%	33%	59%	67%	29%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

31

Morgan Stanley Income Builder Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2005	2004	2003	2002	2001
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.59	$9.75	$8.49	$9.72	$10.34
Income (loss) from investment operations:
Net investment income‡	0.21	0.22	0.22	0.29	0.41
Net realized and unrealized gain (loss)	1.19	0.84	1.26	(1.20)	(0.59)
Total income (loss) from investment operations	1.38	1.06	1.48	(0.91)	(0.18)
Less dividends from net investment income	(0.25)	(0.22)	(0.22)	(0.32)	(0.44)
Net asset value, end of period	$11.72	$10.59	$9.75	$8.49	$9.72
Total Return†	13.11%	10.87%	17.57%	(9.73)%	(1.84)%
Ratios to Average Net Assets(1):
Expenses	2.00%	2.02%	2.04%	1.98%	1.93%
Net investment income	1.83%	2.11%	2.40%	2.92%	3.85%
Supplemental Data:
Net assets, end of period, in thousands	$20,917	$20,671	$20,028	$16,399	$20,505
Portfolio turnover rate	33%	33%	59%	67%	29%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

32

Morgan Stanley Income Builder Fund

Financial Highlights continued

	FOR THE YEAR ENDED SEPTEMBER 30,
	2005	2004	2003	2002	2001
Class D Shares
Selected Per Share Data:
Net asset value, beginning of period	$10.61	$9.76	$8.50	$9.74	$10.36
Income (loss) from investment operations:
Net investment income‡	0.32	0.33	0.32	0.40	0.50
Net realized and unrealized gain (loss)	1.17	0.84	1.25	(1.22)	(0.57)
Total income (loss) from investment operations	1.49	1.17	1.57	(0.82)	(0.07)
Less dividends from net investment income	(0.36)	(0.32)	(0.31)	(0.42)	(0.55)
Net asset value, end of period	$11.74	$10.61	$9.76	$8.50	$9.74
Total Return†	14.20%	12.08%	18.70%	(8.87)%	(0.80)%
Ratios to Average Net Assets(1):
Expenses	1.01%	1.02%	1.04%	0.98%	0.95%
Net investment income	2.82%	3.11%	3.40%	3.92%	4.83%
Supplemental Data:
Net assets, end of period, in thousands	$2,103	$2,614	$2,480	$1,326	$136
Portfolio turnover rate	33%	33%	59%	67%	29%

‡	The per share amounts were computed using an average number of shares outstanding during the period.
†	Calculated based on the net asset value as of the last business day of the period.
(1)	Reflects overall Fund ratios for investment income and non-class specific expenses.

See Notes to Financial Statements

33

Morgan Stanley Income Builder Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Morgan Stanley Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Income Builder Fund (the "Fund"), including the portfolio of investments, as of September 30, 2005, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley Income Builder Fund as of September 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
New York, New York
November 21, 2005

34

Morgan Stanley Income Builder Fund

Trustee and Officer Information

Independent Trustees:

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Michael Bozic (64) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since April 1994	Private Investor; Director or Trustee of the Retail Funds (since April 1994) and the Institutional Funds (since July 2003); formerly Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); formerly variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.	197	Director of various business organizations.
Edwin J. Garn (72) 1031 N. Chartwell Court Salt Lake City, UT 84103	Trustee	Since January 1993	Consultant; Director or Trustee of the Retail Funds (since January 1993) and the Institutional Funds (since July 2003); member of the Utah Regional Advisory Board of Pacific Corp. (utility company); formerly Managing Director of Summit Ventures LLC (2000-2004) (lobbying and consulting firm); United States Senator (R-Utah) (1974-1992) and Chairman, Senate Banking Committee (1980-1986), Mayor of Salt Lake City, Utah (1971-1974), Astronaut, Space Shuttle Discovery (April 12-19, 1985), and Vice Chairman, Huntsman Corporation (chemical company).	197	Director of Franklin Covey (time management systems), BMW Bank of North America, Inc. (industrial loan corporation), Escrow Bank USA (industrial loan corporation); United Space Alliance (joint venture between Lockheed Martin and the Boeing Company) and Nuskin Asia Pacific (multilevel marketing); member of the board of various civic and charitable organizations.

Wayne E. Hedien (71) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Trustee	Since September 1997	Retired; Director or Trustee of the Retail Funds; (Since September 1997) and the Institutional Funds (since July 2003); formerly associated with the Allstate Companies (1966-1994), most recently as Chairman of The Allstate Corporation (March 1993-December 1994) and Chairman and Chief Executive Officer of its wholly-owned subsidiary, Allstate Insurance Company (July 1989-December 1994).	197	Director of The PMI Group Inc. (private mortgage insurance); Trustee and Vice Chairman of The Field Museum of Natural History; director of various other business and charitable organizations.

35

Morgan Stanley Income Builder Fund

Trustee and Officer Information continued

Name, Age and Address of Independent Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Dr. Manuel H. Johnson (56) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Trustee	Since July 1991	Senior Partner, Johnson Smick International, Inc., a consulting firm; Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C), an international economic commission; formerly Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	197	Director of NVR, Inc. (home construction); Director of KFX Energy; Director of RBS Greenwich Capital Holdings (financial holding company).
Joseph J. Kearns (63) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Trustee	Since July 2003	President, Kearns & Associates LLC (investment consulting); Deputy Chairman of the Audit Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since August 1994); previously Chairman of the Audit Committee of the Institutional Funds (October 2001-July 2003); formerly CFO of the J. Paul Getty Trust.	198	Director of Electro Rent Corporation (equipment leasing), The Ford Family Foundation, and the UCLA Foundation.
Michael E. Nugent (69) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Trustee	Since July 1991	General Partner of Triumph Capital, L.P., a private investment partnership; Chairman of the Insurance Committee and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2001); formerly Vice President, Bankers Trust Company and BT Capital Corporation (1984-1988).	197	None
Fergus Reid (73) c/o Lumelite Plastics Corporation 85 Charles Colman Blvd. Pawling, NY 12564	Trustee	Since July 2003	Chairman of Lumelite Plastics Corporation; Chairman of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and the Institutional Funds (since June 1992).	198	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by J.P. Morgan Investment Management Inc.

36

Morgan Stanley Income Builder Fund

Trustee and Officer Information continued

Interested Trustees:

Name, Age and Address of Interested Trustee	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**	Number of Portfolios in Fund Complex Overseen by Trustee***	Other Directorships Held by Trustee
Charles A. Fiumefreddo (72) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Chairman of the Board and Trustee	Since July 1991	Chairman and Director or Trustee of the Retail Funds (since July 1991) and the Institutional Funds (since July 2003); formerly Chief Executive Officer of the Retail Funds (until September 2002).	197	None
James F. Higgins (57) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Trustee	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and the Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000); Director of the Distributor and Dean Witter Realty Inc.; previously President and Chief Operating Officer of the Private Client Group of Morgan Stanley (May 1999-August 2000), and President and Chief Operating Officer of Individual Securities of Morgan Stanley (February 1997-May 1999).	197	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*	This is the earliest date the Trustee began serving the funds advised by Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") (the "Retail Funds").
**	The dates referenced below indicating commencement of services as Director/Trustee for the Retail Funds and the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP LP (the "Institutional Funds") reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds, as applicable.
***	The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

37

Morgan Stanley Income Builder Fund

Trustee and Officer Information continued

Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	Since May 2003	President (since September 2005) and Principal Executive Officer of funds in the Fund Complex (since May 2003); Managing Director of Morgan Stanley & Co. Incorporated and Morgan Stanley; Managing Director and Director of Morgan Stanley Investment Management Inc., Morgan Stanley Distribution Inc. and Morgan Stanley Distributors Inc.; Managing Director, Chief Administrative Officer and Director of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc.; Chief Executive Officer and Director of Morgan Stanley Trust; Director of Morgan Stanley SICAV (since May 2004); President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; previously, Executive Vice President (July 2003-September 2005) of funds in the Fund Complex and the Van Kampen Funds. He was also previously President and Director of the Institutional Funds (March 2001-July 2003), Chief Global Operations Officer of Morgan Stanley Investment Management Inc. and Chief Executive Officer and Chairman of Van Kampen Investor Services.
Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 1995	Managing Director and Chief Investment Officer of the Investment Adviser and Morgan Stanley Investment Management Inc.; Chief Investment Officer of the Van Kampen Funds; Vice President of the Institutional Funds (since July 2003) and the Retail Funds (since July 1995).
Barry Fink (50) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	General Counsel (since May 2000) and Managing Director (since December 2000) of Morgan Stanley Investment Management; Managing Director (since December 2000), Secretary (since February 1997) and Director of the Investment Adviser and the Administrator; Vice President of the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice President of the Institutional Funds (since July 2003); Managing Director, Secretary and Director of the Distributor; previously Secretary (February 1997-July 2003) and General Counsel (February 1997-April 2004) of the Retail Funds; Vice President and Assistant General Counsel of the Investment Adviser and the Administrator (February 1997-December 2001).
Amy R. Doberman (43) 1221 Avenue of Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management Inc. and the Investment Adviser, Vice President of the Institutional and Retail Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); previously, Managing Director and General Counsel — Americas, UBS Global Asset Management (July 2000 – July 2004) and General Counsel, Aeltus Investment Management Inc. (January 1997 – July 2000).
Carsten Otto (41) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Executive Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Executive Director of the Investment Adviser and Morgan Stanley Investment Management Inc.; formerly Assistant Secretary and Assistant General Counsel of the Morgan Stanley Retail Funds.

38

Morgan Stanley Income Builder Fund

Trustee and Officer Information continued

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the New York law firm of Rogers & Wells (now Clifford Chance US LLP).
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer since July 2003 and Chief Financial Officer since September 2002	Executive Director of the Investment Adviser and the Administrator (since December 2001); previously, Vice President of the Retail Funds (September 2002-July 2003); Vice President of the Investment Adviser and the Administrator (August 2000-November 2001).
Thomas F. Caloia (59) c/o Morgan Stanley Trust Harborside Financial Center, Plaza Two, Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director (since December 2002) and Assistant Treasurer of the Investment Adviser, the Distributor and the Administrator; previously Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice President of the Investment Adviser, the Distributor and the Administrator.

Mary E. Mullin (38) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of Morgan Stanley & Co. Incorporated, Morgan Stanley Investment Management Inc. and the Investment Adviser; Secretary of the Institutional Funds (since June 1999) and the Retail Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher & Flom LLP.

*	This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
**	The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

2005 Federal Tax Notice (unaudited)

During the fiscal year ended September 30, 2005, 45.38% of the ordinary dividends paid by the Fund qualified for the dividends received deduction available to corporations.

Additionally, please note that 50.54% of the Fund's ordinary dividends paid during the fiscal year ended September 30, 2005 qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

39

Trustees

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael E. Nugent
Fergus Reid

Officers

Charles A. Fiumefreddo
Chairman of the Board

Ronald E. Robison
President and Principal Executive Officer

Joseph J. McAlinden
Vice President

Barry Fink
Vice President

Amy R. Doberman
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Thomas F. Caloia
Vice President

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Investment Adviser

Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its trustees. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

© 2005 Morgan Stanley

38421RPT-RAO5-00940P-Y09/05	MORGAN STANLEY FUNDS
Morgan Stanley Income Builder Fund Annual Report September 30, 2005

MORGAN STANLEY BALANCED GROWTH FUND1
PART B
STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (the SAI’’) relates to the shares of Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’) to be issued pursuant to (i) an Agreement and Plan of Reorganization, dated February 6, 2006, between Balanced Growth and Morgan Stanley Balanced Income Fund (‘‘Balanced Income’’) in connection with the acquisition by Balanced Growth of substantially all of the assets, subject to stated liabilities, of Balanced Income, and (ii) an Agreement and Plan of Reorganization, dated February 6, 2006, between Balanced Growth and Morgan Stanley Income Builder Fund (‘‘Income Builder’’ and, together with Balanced Income, the ‘‘Acquired Funds’’ and each an ‘‘Acquired Fund’’) in connection with the acquisition by Balanced Growth of substantially all of the assets, subject to stated liabilities, of Income Builder.

This SAI does not constitute a prospectus. This SAI does not include all information that a shareholder should consider before voting on the proposals contained in the Proxy Statement and Prospectus, and, therefore, should be read in conjunction with the related Proxy Statement and Prospectus, dated May 18, 2006. A copy of the Proxy Statement and Prospectus may be obtained without charge by mailing a written request to Morgan Stanley Balanced Growth Fund, c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, NJ 07311 or by calling toll-free (800) 869-NEWS. Please retain this document for future reference.

The date of this SAI is May 18, 2006.

[1]	To be renamed Morgan Stanley Balanced Fund upon completion of a Reorganization.

INTRODUCTION

This SAI is intended to supplement the information provided in the Proxy Statement and Prospectus dated May 18, 2006 (the ‘‘Proxy Statement and Prospectus’’). The Proxy Statement and Prospectus has been sent to the Acquired Funds’ shareholders in connection with the solicitation of proxies by the Board of Trustees of each of the Acquired Funds to be voted at the Special Meeting of Shareholders of each of the Acquired Funds to be held on July 17, 2006. This SAI incorporates by reference the Statement of Additional Information of Balanced Growth dated May 27, 2005, as supplemented, and the Statement of Additional Information of each of Balanced Income dated May 27, 2005, as supplemented, and Income Builder dated November 30, 2005, as supplemented.

 ADDITIONAL INFORMATION ABOUT BALANCED GROWTH

Fund History

For additional information about Balanced Growth’s history, see ‘‘Fund History’’ in Balanced Growth’s Statement of Additional Information.

Investment Objectives and Policies

For additional information about Balanced Growth’s investment objectives and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in Balanced Growth’s Statement of Additional Information.

Portfolio Holdings

For additional information about Balanced Growth’s policies and procedures with respect to the disclosure of Balanced Growth’s portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in Balanced Growth’s Statement of Additional Information.

Management

For additional information about the Board of Trustees, officers and management personnel of Balanced Growth, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in Balanced Growth’s Statement of Additional Information.

Investment Advisory and Other Services

For additional information about Balanced Growth’s investment adviser, Balanced Growth’s independent registered public accounting firm and other services provided to Balanced Growth, see ‘‘Investment Advisory and Other Services’’ in Balanced Growth’s Statement of Additional Information.

Codes of Ethics

For additional information about the Codes of Ethics adopted by Balanced Growth, Balanced Growth’s investment adviser and Balanced Growth’s distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in Balanced Growth’s Statement of Additional Information.

Proxy Voting Policies

For additional information about the voting of proxies held by Balanced Growth, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in Balanced Growth’s Statement of Additional Information.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of Balanced Growth, their compensation structure and their holdings in Balanced Growth, see ‘‘Investment Advisory and Other Services — Fund Management’’ in Balanced Growth’s Statement of Additional Information.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in Balanced Growth’s Statement of Additional Information.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares of Balanced Growth, see ‘‘Capital Stock and Other Securities’’ in Balanced Growth’s Statement of Additional Information.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of Balanced Growth’s shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in Balanced Growth’s Statement of Additional Information.

Dividends, Distributions and Tax Status

For additional information about Balanced Growth’s policies regarding dividends and distributions and tax matters affecting Balanced Growth and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in Balanced Growth’s Statement of Additional Information.

Distribution of Shares

For additional information about Balanced Growth’s distributor and the distribution agreement between Balanced Growth and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in Balanced Growth’s Statement of Additional Information.

Performance Data

For additional information about Balanced Growth’s performance, see ‘‘Performance Data’’ in Balanced Growth’s Statement of Additional Information.

ADDITIONAL INFORMATION ABOUT THE ACQUIRED FUNDS

Fund History

For additional information about each Acquired Fund’s history, see ‘‘Fund History’’ in the respective Statement of Additional Information for each Acquired Fund.

Investment Objectives and Policies

For additional information about each Acquired Fund’s investment objectives and policies, see ‘‘Description of the Fund and Its Investments and Risks’’ in the respective Statement of Additional Information for each Acquired Fund.

Portfolio Holdings

For additional information about each Acquired Fund’s policies and procedures with respect to the disclosure of each Acquired Fund’s portfolio securities to any person, see ‘‘Description of the Fund and Its Investments and Risks — Disclosure of Portfolio Holdings’’ in the respective Statement of Additional Information for each Acquired Fund.

Management

For additional information about each Acquired Fund’s Board of Trustees, officers and management personnel, see ‘‘Management of the Fund’’ and ‘‘Investment Advisory and Other Services’’ in the respective Statement of Additional Information for each Acquired Fund.

Investment Advisory and Other Services

For additional information about each Acquired Fund’s investment adviser, each Acquired Fund’s independent registered public accounting firm and other services provided to each Acquired Fund, see ‘‘Investment Advisory and Other Services’’ in the respective Statement of Additional Information for each Acquired Fund.

Codes of Ethics

For additional information about the Codes of Ethics adopted by each Acquired Fund, each Acquired Fund’s investment adviser and each Acquired Fund’s distributor, see ‘‘Investment Advisory and Other Services — Codes of Ethics’’ in the respective Statement of Additional Information for each Acquired Fund.

Proxy Voting Policies

For additional information about the voting of proxies held by each Acquired Fund, see ‘‘Investment Advisory and Other Services — Proxy Voting Policy and Proxy Voting Record’’ in the respective Statement of Additional Information for each Acquired Fund.

Portfolio Managers

For additional information about the portfolio managers primarily responsible for the day-to-day management of each Acquired Fund, their compensation structure and their holdings in each Acquired Fund, see ‘‘Investment Advisory and Other Services — Fund Management’’ in the respective Statement of Additional Information for each Acquired Fund.

Portfolio Transactions and Brokerage

For additional information about brokerage allocation practices, see ‘‘Brokerage Allocation and Other Practices’’ in the respective Statement of Additional Information for each Acquired Fund.

Description of Fund Shares

For additional information about the voting rights and other characteristics of the shares each Acquired Fund, see ‘‘Capital Stock and Other Securities’’ in the respective Statement of Additional Information for each Acquired Fund.

Purchase, Redemption and Pricing of Shares

For additional information about the purchase and redemption of each Acquired Fund’s shares and the determination of net asset value, see ‘‘Purchase, Redemption and Pricing of Shares’’ in the respective Statement of Additional Information for each Acquired Fund.

Dividends, Distributions and Tax Status

For additional information about each Acquired Fund’s policies regarding dividends and distributions and tax matters affecting each Acquired Fund and its shareholders, see ‘‘Taxation of the Fund and Shareholders’’ in the respective Statement of Additional Information for each Acquired Fund.

Distribution of Shares

For additional information about each Acquired Fund’s distributor and the distribution agreement between each Acquired Fund and its distributor, see ‘‘Investment Advisory and Other Services’’ and ‘‘Underwriters’’ in the respective Statement of Additional Information for each Acquired Fund.

Performance Data

For additional information about each Acquired Fund’s performance, see ‘‘Performance Data’’ in the respective Statement of Additional Information for each Acquired Fund.

FINANCIAL STATEMENTS

1.    Balanced Growth’s most recent audited financial statements are set forth in Balanced Growth’s Annual Report for the fiscal year ended January 31, 2006. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus.

2.    Balanced Income’s most recent audited financial statements are set forth in Balanced Income’s Annual Report for the fiscal year ended January 31, 2006. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus.

3.    Income Builder’s most recent audited financial statements are set forth in Income Builder’s Annual Report for the fiscal year ended September 30, 2005. A copy of the Annual Report accompanies, and is incorporated by reference in, the Proxy Statement and Prospectus.

4.    Shown below are Financial Statements for the Acquired Funds (Balanced Income and Income Builder) and Balanced Growth and Pro Forma Financial Statements for the Combined Fund at January 31, 2006, as though the reorganization occurred as of that date. The first table presents Portfolio of Investments (unaudited) for Balanced Income, Income Builder and Balanced Growth and pro forma figures for the Combined Fund. The second table presents Statements of Assets and Liabilities (unaudited) for Balanced Income, Income Builder and Balanced Growth and pro forma figures for the Combined Fund. The third table presents Statements of Operations (unaudited) for Balanced Income, Income Builder and Balanced Growth and pro forma figures for the Combined Fund. The tables are followed by the Notes to the Pro Forma Financial Statements (unaudited).

Morgan Stanley Balanced Growth Fund

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Balanced Growth		Morgan Stanley Balanced Income		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (52.0%)
Aerospace & Defense (1.1%)
Northrop Grumman Corp.	24,330	$1,511,623	10,090	$626,892	34,420	$2,138,515
Raytheon Co.	35,800	1,466,726	14,720	603,078	50,520	2,069,804
		2,978,349		1,229,970		4,208,319
Beverages: Alcoholic (0.4%)
Diageo PLC (ADR) (United Kingdom)	18,150	1,089,363	7,590	455,552	25,740	1,544,915
Beverages: Non-Alcoholic (0.8%)
Coca-Cola Co. (The)	50,100	2,073,138	21,540	891,325	71,640	2,964,463
Biotechnology (0.6%)
Chiron Corp.*	36,400	1,659,840	14,330	653,448	50,730	2,313,288
Broadcasting (1.0%)
Clear Channel Communications, Inc.	87,680	2,566,394	37,440	1,095,869	125,120	3,662,263
Chemicals: Major Diversified (1.9%)
Bayer AG (ADR) (Germany)	94,590	3,954,808	40,440	1,690,796	135,030	5,645,604
Dow Chemical Co. (The)	25,060	1,060,038	10,760	455,148	35,820	1,515,186
		5,014,846		2,145,944		7,160,790
Computer Processing Hardware (0.5%)
Hewlett-Packard Co.	40,000	1,247,200	17,060	531,931	57,060	1,779,131
Department Stores (0.4%)
Kohl’s Corp.*	23,950	1,063,141	10,300	457,217	34,250	1,520,358
Discount Stores (0.8%)
Wal-Mart Stores, Inc.	43,450	2,003,480	18,870	870,096	62,320	2,873,576
Electric Utilities (1.8%)
American Electric Power Co., Inc.	38,700	1,444,284	15,410	575,101	54,110	2,019,385
Entergy Corp.	25,010	1,738,445	10,670	741,672	35,680	2,480,117
FirstEnergy Corp.	29,790	1,492,479	12,060	604,206	41,850	2,096,685
		4,675,208		1,920,979		6,596,187
Finance/Rental/Leasing (1.0%)
Freddie Mac	39,050	2,649,933	16,770	1,138,012	55,820	3,787,945
Financial Conglomerates (3.7%)
Citigroup, Inc.	75,120	3,499,090	32,060	1,493,355	107,180	4,992,445
JPMorgan Chase & Co.	114,154	4,537,621	45,446	1,806,478	159,600	6,344,099
State Street Corp.	25,800	1,559,868	11,090	670,501	36,890	2,230,369
		9,596,579		3,970,334		13,566,913
Food: Major Diversified (1.3%)
Unilever N.V. (ADR) (NY Registered Shares) (Netherlands)	46,450	3,260,790	19,980	1,402,596	66,430	4,663,386

Morgan Stanley Balanced Growth Fund

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Balanced Growth		Morgan Stanley Balanced Income		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Food: Specialty/Candy (0.5%)
Cadbury Schweppes PLC (ADR) (United Kingdom)	34,100	$1,358,203	14,870	$592,272	48,970	$1,950,475
Household/Personal Care (0.6%)
Avon Products, Inc.	11,150	315,768	4,950	140,184	16,100	455,952
Procter & Gamble Co. (The)	18,550	1,098,716	7,920	469,102	26,470	1,567,818
		1,414,484		609,286		2,023,770
Industrial Conglomerates (2.6%)
General Electric Co.	96,300	3,153,825	40,770	1,335,217	137,070	4,489,042
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	28,680	1,126,264	12,180	478,309	40,860	1,604,573
Siemens AG (ADR) (Germany)	26,000	2,381,600	11,140	1,020,424	37,140	3,402,024
		6,661,689		2,833,950		9,495,639
Insurance Brokers/Services (0.8%)
Marsh & McLennan Companies, Inc.	64,390	1,956,812	27,400	832,686	91,790	2,789,498
Integrated Oil (3.0%)
BP PLC (ADR) (United Kingdom)	31,220	2,257,518	13,120	948,707	44,340	3,206,225
ConocoPhillips	34,520	2,233,444	14,780	956,266	49,300	3,189,710
Exxon Mobil Corp.	14,940	937,485	6,240	391,560	21,180	1,329,045
Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	36,470	2,483,972	15,010	1,022,331	51,480	3,506,303
		7,912,419		3,318,864		11,231,283
Investment Banks/Brokers (2.7%)
Goldman Sachs Group, Inc. (The)	7,000	988,750	3,010	425,163	10,010	1,413,913
Merrill Lynch & Co., Inc.	53,310	4,001,982	22,550	1,692,828	75,860	5,694,810
Schwab (Charles) Corp. (The)	131,700	1,947,843	56,980	842,734	188,680	2,790,577
		6,938,575		2,960,725		9,899,300
Life/Health Insurance (0.2%)
Aegon N.V. (NY Registered Shares) (Netherlands)	35,600	574,584	15,130	244,198	50,730	818,782
Major Banks (1.5%)
Bank of America Corp.	53,375	2,360,776	21,922	969,610	75,297	3,330,386
PNC Financial Services Group	24,600	1,595,556	9,950	645,357	34,550	2,240,913
		3,956,332		1,614,967		5,571,299
Major Telecommunications (2.8%)
France Telecom S.A. (ADR) (France)	61,100	1,391,858	26,770	609,821	7,870	2,001,679
Sprint Nextel Corp.	139,156	3,185,281	59,522	1,362,459	198,678	4,547,740
Verizon Communications Inc.	80,680	2,554,329	35,580	1,126,463	116,260	3,680,792
		7,131,468		3,098,743		10,230,211
Managed Health Care (0.8%)
CIGNA Corp.	17,300	2,103,680	7,340	892,544	24,640	2,996,224

Morgan Stanley Balanced Growth Fund

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Balanced Growth		Morgan Stanley Balanced Income		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Media Conglomerates (2.8%)
CBS Corp. (Class B)	25,050	$654,556	10,320	$269,662	35,370	$924,218
Disney (Walt) Co. (The)	84,330	2,134,392	36,040	912,172	120,370	3,046,564
Time Warner, Inc.	189,600	3,323,688	80,150	1,405,029	269,750	4,728,717
Viacom Inc. (Class B) (Non-Voting)	25,050	1,039,074	10,320	428,074	35,370	1,467,148
		7,151,710		3,014,937		10,166,647
Medical Specialties (0.9%)
Applera Corp. – Applied Biosystems Group	21,300	603,642	9,020	255,627	30,320	859,269
Bausch & Lomb, Inc.	20,550	1,388,152	7,880	532,294	28,430	1,920,446
Boston Scientific Corp.*	21,100	461,457	9,200	201,204	30,300	662,661
		2,453,251		989,125		3,442,376
Motor Vehicles (0.5%)
Honda Motor Co., Ltd. (ADR) (Japan)	41,890	1,191,770	17,970	511,247	59,860	1,703,017
Multi-Line Insurance (0.5%)
Hartford Financial Services Group, Inc. (The)	15,530	1,277,032	6,610	543,540	22,140	1,820,572
Oil Refining/Marketing (0.3%)
Valero Energy Corp.	14,480	903,986	5,950	371,459	20,430	1,275,445
Oilfield Services/Equipment (1.3%)
Schlumberger Ltd. (Netherlands Antilles)	26,970	3,437,327	11,410	1,454,204	38,380	4,891,531
Packaged Software (1.1%)
Symantec Corp.*	151,200	2,779,056	64,490	1,185,326	215,690	3,964,382
Pharmaceuticals: Major (7.3%)
Bristol-Myers Squibb Co.	142,220	3,241,194	60,020	1,367,856	202,240	4,609,050
GlaxoSmithKline PLC (ADR) (United Kingdom)	24,700	1,265,628	10,580	542,119	35,280	1,807,747
Lilly (Eli) & Co.	39,200	2,219,504	16,870	955,179	56,070	3,174,683
Pfizer, Inc.	78,900	2,026,152	33,210	852,833	112,110	2,878,985
Roche Holdings Ltd. (ADR) (Switzerland)	43,760	3,459,228	18,870	1,491,673	62,630	4,950,901
Sanofi-Aventis (ADR) (France)	36,700	1,688,200	15,670	720,820	52,370	2,409,020
Schering-Plough Corp.	155,080	2,969,782	66,840	1,279,986	221,920	4,249,768
Wyeth	46,390	2,145,538	19,770	914,363	66,160	3,059,901
		19,015,226		8,124,829		27,140,055
Precious Metals (1.1%)
Newmont Mining Corp.	44,530	2,751,954	18,200	1,124,760		3,876,714
Property – Casualty Insurers (2.4%)
ACE Ltd. (Cayman Islands)	5,200	284,700	1,560	85,410	6,760	370,110
Chubb Corp. (The)	22,750	2,146,462	9,560	901,986	32,310	3,048,448
St. Paul Travelers Companies, Inc. (The)	55,278	2,508,516	23,254	1,055,267	78,532	3,563,783
XL Capital Ltd. (Class A) (Cayman Islands)	17,700	1,197,582	7,540	510,156	25,240	1,707,738
		6,137,260		2,552,819		8,690,079

Morgan Stanley Balanced Growth Fund

Pro Forma Portfolio of Investments as of January 31, 2006

(unaudited)

	Morgan Stanley Balanced Growth		Morgan Stanley Balanced Income		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Restaurants (0.3%)
McDonald’s Corp.	19,840	$694,598	8,440	$295,484	28,280	$990,082
Semiconductors (1.2%)
Intel Corp.	74,150	1,577,170	31,590	671,919	105,740	2,249,089
Micron Technology, Inc.*	111,900	1,642,692	47,720	700,530	159,620	2,343,222
		3,219,862		1,372,449		4,592,311
Specialty Insurance (0.4%)
MGIC Investment Corp.	9,100	600,691	3,900	257,439	13,000	858,130
PMI Group, Inc. (The)	7,900	341,517	3,400	146,982	11,300	488,499
		942,208		404,421		1,346,629
Specialty Stores (0.2%)
Office Depot, Inc.*	16,800	556,920	7,200	238,680	24,000	795,600
Telecommunication Equipment (0.4%)
Motorola, Inc.	41,250	936,787	17,600	399,696	58,850	1,336,483
Tobacco (0.5%)
Altria Group, Inc.	19,340	1,399,056	8,230	595,358	27,570	1,994,414
Total Common Stocks (Cost $108,317,710, $45,395,123 and $153,712,833, respectively)		134,734,510		56,939,842		191,674,352

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
CORPORATE BONDS (12.3%)
Advertising/Marketing Services (0.1%)
WPP Finance (UK) Corp. (United Kingdom)	5.875%	06/15/14	$105	$105,819	$190	$191,482	$295	$297,301
Aerospace & Defense (0.3%)
Northrop Grumman Corp.	4.079	11/16/06	105	104,334	235	233,510	340	337,844
Raytheon Co.	6.15	11/01/08	80	82,206	—	—	80	82,206
Raytheon Co.	8.30	03/01/10	—	—	150	167,298	150	167,298
Systems 2001 Asset Trust – 144A** (Cayman Islands)	6.664	09/15/13	202	215,460	373	397,773	574	613,233
				402,000		798,581		1,200,581
Air Freight/Couriers (0.1%)
Fedex Corp.	2.65	04/01/07	95	92,407	225	218,860	320	311,267
Airlines (0.2%)
America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	117	123,464	334	352,753	451	476,217
Southwest Airlines Co. (Series 01-1)	5.496	11/01/06	75	75,239	195	195,621	270	270,860
				198,703		548,374		747,077
Apparel/Footwear Retail (0.1%)
Limited Brands, Inc.	6.95	03/01/33	90	89,830	175	174,668	265	264,498
Beverages: Alcoholic (0.2%)
FBG Finance Ltd. – 144A** (Australia)	5.125	06/15/15	150	144,597	305	294,014	455	438,611
Miller Brewing Co. – 144A**	4.25	08/15/08	150	146,937	290	284,079	440	431,016
				291,534		578,093		869,627
Cable/Satellite TV (0.2%)
Comcast Cable Communications Inc.	6.75	01/30/11	95	100,168	135	142,345	230	242,513
Lenfest Communications Corp.	7.625	02/15/08	20	20,888	40	41,776	60	62,664
Cox Communications, Inc.	4.625	01/15/10	110	106,324	240	231,980	350	338,304
TCI Communications, Inc.	7.875	02/15/26	80	90,904	105	119,312	185	210,216
				318,284		535,413		853,697
Casino/Gaming (0.2%)
Harrah’s Operating Co., Inc.	5.625	06/01/15	220	215,456	360	352,564	580	568,020
Chemicals: Major Diversified (0.1%)
ICI Wilmington Inc.	4.375	12/01/08	70	68,063	170	165,295	240	233,358
Containers/Packaging (0.1%)
Sealed Air Corp. – 144A**	5.625	07/15/13	200	197,840	355	351,166	555	549,006
Department Stores (0.0%)
Federated Department Stores, Inc.	6.625	09/01/08	—	—	50	51,645	50	51,645
May Department Stores Co., Inc.	5.95	11/01/08	—	—	80	81,499	80	81,499
				—		133,144		133,144
Drugstore Chains (0.1%)
CVS Corp.	5.625	03/15/06	275	275,165	290	290,174	565	565,339

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

				Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate		Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Electric Utilities (1.6%)
Ameren Corp.	4.263%		05/15/07	$150	$148,167	$280	$276,579	$430	$424,746
Arizona Public Service Co.	5.80		06/30/14	145	146,779	305	308,743	450	455,522
Arizona Public Service Co.	6.75		11/15/06	45	45,519	75	75,866	120	121,385
Carolina Power & Light Co.	5.125		09/15/13	150	148,604	265	262,534	415	411,138
CC Funding Trust I	6.90		02/16/07	160	162,719	305	310,184	465	472,903
Cincinnati Gas & Electric Co.	5.70		09/15/12	75	76,216	145	147,351	220	223,567
Consolidated Natural Gas Co.	5.00		12/01/14	80	77,259	140	135,202	220	212,461
Consolidated Natural Gas Co. (Series C)	6.25		11/01/11	110	115,611	230	241,733	340	357,344
Consumers Energy Co.	4.80		02/17/09	85	83,838	180	177,540	265	261,378
Detroit Edison Co. (The)	6.125		10/01/10	70	72,676	130	134,970	200	207,646
Entergy Gulf States, Inc.	3.60		06/01/08	55	52,899	90	86,561	145	139,460
Entergy Gulf States, Inc.	4.81	†	12/01/09	90	87,947	195	190,552	285	278,499
Exelon Corp.	6.75		05/01/11	80	84,908	165	175,123	245	260,031
FPL Group Capital Inc.	3.25		04/11/06	180	179,460	385	383,846	565	563,306
Pacific Gas & Electric Co.	6.05		03/01/34	145	148,139	270	275,844	415	423,983
Panhandle Eastern Pipe Line Co. (Series B)	2.75		03/15/07	30	29,195	70	68,121	100	97,316
Public Service Electric & Gas Co. (Series MTNB)	5.00		01/01/13	100	98,369	220	216,411	320	314,780
Texas Eastern Transmission, LP	7.00		07/15/32	75	86,142	155	178,027	230	264,169
Wisconsin Electric Power Co.	3.50		12/01/07	110	107,047	205	199,497	315	306,544
					1,951,494		3,844,684		5,796,178
Electrical Products (0.2%)
Cooper Industries Inc.	5.25		07/01/07	125	125,183	240	240,350	365	365,533
Cooper Industries Inc. – 144A**	5.25		11/15/12	135	134,768	245	244,579	380	379,347
					259,951		484,929		744,880
Electronics/Appliances (0.1%)
LG Electronics Inc. – 144A** (South Korea)	5.00		06/17/10	80	78,144	160	156,288	240	234,432
Finance/Rental/Leasing (1.2%)
CIT Group, Inc.	2.875		09/29/06	100	98,730	240	236,951	340	335,681
CIT Group, Inc.	4.75		08/15/08	100	99,456	190	188,967	290	288,423
CIT Group, Inc.	7.375		04/02/07	50	51,311		—	50	51,311
Countrywide Home Loans, Inc. (Series MTN)	3.25		05/21/08	210	201,443	390	374,109	600	575,552
MBNA Corp.	4.721	†	05/05/08	180	181,547	375	378,224	555	559,771
MBNA Corp.	6.125		03/01/13	150	157,895	260	273,684	410	431,579
Nationwide Building Society – 144A** (United Kingdom)	4.25		02/01/10	200	194,312	385	374,051	585	568,363
Residential Capital Corp.	6.375		06/30/10	295	302,684	560	574,586	855	877,270
SLM Corp.	4.00		01/15/10	105	100,795	200	191,990	305	292,785
SLM Corp. (Series MTNA)	5.00		10/01/13	160	156,262	320	312,524	480	468,786
					1,544,435		2,905,086		4,449,521

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

				Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate		Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Financial Conglomerates (1.0%)
Associates Corp. of North America	6.25%		11/01/08	$500	$516,440	$500	$516,440	$1,000	$1,032,880
Bank One Corp. (Series MTNA)	6.00		02/17/09	180	183,762	230	234,807	410	418,569
Chase Manhattan Corp	6.00		02/15/09	170	174,026	370	378,763	540	552,789
Chase Manhattan Corp	7.00		11/15/09	10	10,648	80	85,180	90	95,828
Citigroup Inc.	5.75		05/10/06	—	—	255	255,663	255	255,663
Citigroup Inc.	6.00		02/21/12	—	—	125	130,822	125	130,822
General Electric Capital Corp.	4.25		12/01/10	100	96,688	165	159,536	265	256,224
General Electric Capital Corp. (Series MTNA)	6.75		03/15/32	215	250,506	450	524,315	665	774,821
					1,232,070		2,285,526		3,517,596
Food Retail (0.2%)
Kroger Co.	7.50		04/01/31	185	207,124	355	397,455	540	604,579
Food: Major Diversified (0.2%)
Conagra Foods, Inc.	7.00		10/01/28	60	63,414	100	105,691	160	169,105
Conagra, Inc.	8.25		09/15/30	65	78,274	130	156,547	195	234,821
Heinz (H.J.) Co. – 144A**	6.428		12/01/08	85	87,535	155	159,623	240	247,158
Kraft Foods Inc.	5.25		06/01/07	—	—	115	115,171	115	115,171
					229,223		537,032		766,255
Forest Products (0.0%)
Weyerhaeuser Co.	6.125		03/15/07	—	—	19	19,157	19	19,157
Gas Distributors (0.3%)
NiSource Finance Corp.	4.95	†	11/23/09	90	90,385	195	195,834	285	286,219
Ras Laffan Liquid Natural Gas Co. Ltd. – 144A** (Qatar)	8.294		03/15/14	120	137,865	295	338,918	415	476,783
Sempra Energy	4.621		05/17/07	90	89,428	180	178,856	270	268,284
					317,678		713,608		1,031,286
Home Furnishings (0.1%)
Mohawk Industries Inc.	6.125		01/15/16	95	95,700	180	181,327	275	277,027
Mohawk Industries, Inc. (Series D)	7.20		04/15/12	85	90,111	155	164,319	240	254,430
					185,811		345,646		531,457
Hotels/Resorts/Cruiselines (0.1%)
Hyatt Equities LLC – 144A**	6.875		06/15/07	120	122,039	305	310,183	425	432,222
Household/Personal Care (0.1%)
Clorox Co. (The)	4.614	†	12/14/07	165	165,387	350	350,820	515	516,207
Industrial Conglomerates (0.1%)
Textron Financial Corp.	4.125		03/03/08	95	93,463	200	196,763	295	290,226
Textron Financial Corp.	5.125		02/03/11	90	89,969	130	129,955	220	219,924
					183,432		326,718		510,150
Insurance Brokers/Services (0.5%)
Farmers Exchange Capital – 144A**	7.05		07/15/28	355	370,568	670	699,382	1,025	1,069,950
Marsh & McLennan Companies, Inc.	5.375		07/15/14	240	234,583	480	469,166	720	703,749
					605,151		1,168,548		1,773,699

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Investment Banks/Brokers (0.1%)
Goldman Sachs Group Inc. (The)	5.25%	10/15/13	$65	$64,421		—	$65	$64,421
Goldman Sachs Group Inc. (The)	6.60	01/15/12	115	122,779	$345	$368,336	460	491,115
				187,200		368,336		555,536
Major Banks (0.3%)
Bank of New York Co., Inc. (The)	5.20	07/01/07	50	50,149	120	120,357	170	170,506
Bank of New York Co., Inc. (The) (Series BKNT)	3.80	02/01/08	—	—	250	244,671	250	244,671
HSBC Finance Corp.	6.75	05/15/11	65	69,445	225	240,386	290	309,831
Huntington National Bank (Series BKNT)	4.375	01/15/10	—	—	250	243,378	250	243,378
				119,594		848,792		968,386
Major Telecommunications (0.8%)
Deutsche Telekom International Finance Corp. NV (Netherlands)	8.25	06/15/30	165	206,456	320	400,399	485	606,855
France Telecom S.A. (France)	8.75	03/01/31	155	203,162	315	412,878	470	616,040
SBC Communications, Inc.	6.15	09/15/34	95	93,845	185	182,752	280	276,597
Sprint Capital Corp.	8.75	03/15/32	40	52,466	70	91,815	110	144,281
Telecom Italia Capital SA (Luxembourg)	4.00	11/15/08	85	82,336	190	184,045	275	266,381
Telecom Italia Capital SA (Luxembourg)	4.00	01/15/10	125	118,850	225	213,931	350	332,781
Verizon New England Inc.	6.50	09/15/11	275	282,914	300	308,633	575	591,547
				1,040,029		1,794,453		2,834,482
Managed Health Care (0.1%)
Anthem, Inc.	6.80	08/01/12	—	—	30	32,480	30	32,480
WellPoint Health Networks Inc.	6.375	06/15/06	100	100,523	345	346,803	445	447,326
WellPoint Inc.	3.75	12/14/07	30	29,314	—	—	30	29,314
				129,837		379,283		509,120
Media Conglomerates (0.1%)
News America Holdings, Inc.	7.75	02/01/24	60	66,833	90	100,249	150	167,082
News America Inc.	7.125	04/08/28	20	21,242	—	—	20	21,242
News America Inc.	7.28	06/30/28	30	32,355	115	124,028	145	156,383
News America Inc. – 144A**	6.40	12/15/35	30	29,973	50	49,955	80	79,928
				150,403		274,232		424,635
Medical Specialties (0.1%)
Baxter Finco BV – 144A** (Netherlands)	4.75	10/15/10	155	152,373	300	294,915	455	447,288
Motor Vehicles (0.1%)
DaimlerChrysler North American Holdings Co.	8.50	01/18/31	105	127,684	145	176,326	250	304,010
Multi-Line Insurance (0.6%)
AIG Sun America Global Finance VI – 144A**	6.30	05/10/11	355	375,343	735	777,119	1,090	1,152,462

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
American General Finance Corp. (Series MTNF)	5.875%	07/14/06	$—	$—	$190	$190,923	$190	$190,923
American General Finance Corp. (Series MTNH)	4.625	09/01/10	170	165,741	130	126,743	300	292,484
American General Finance Corp. (Series MTNI)	4.625	05/15/09	20	19,791	—	—	20	19,791
AXA Financial Inc.	6.50	04/01/08	40	41,351	85	87,871	125	129,222
Hartford Financial Services Group, Inc. (The)	2.375	06/01/06	50	49,599	120	119,037	170	168,636
International Lease Finance Corp.	3.75	08/01/07	55	53,955	135	132,435	190	186,390
				705,780		1,434,128		2,139,908
Other Metals/Minerals (0.1%)
Brascan Corp. (Canada)	7.125	06/15/12	125	135,399	235	254,551	360	389,950
Property – Casualty Insurers (0.6%)
Mantis Reef Ltd. – 144A** (Australia)	4.692	11/14/08	200	196,177	460	451,207	660	647,384
Platinum Underwriters Finance Holdings, Ltd.	6.371	11/16/07	115	115,168	220	220,322	335	335,490
Platinum Underwriters Finance Holdings, Ltd.	7.50	06/01/17	90	92,019	175	178,925	265	270,944
St. Paul Travelers Companies, Inc. (The)	5.01	08/16/07	155	154,616	315	314,220	470	468,836
XLLIAC Global Funding – 144A**	4.80	08/10/10	210	206,698	420	413,396	630	620,094
				764,678		1,578,070		2,342,748
Publishing: Newspapers (0.1%)
Knight Ridder, Inc.	5.75	09/01/17	105	90,100	195	167,329	300	257,429
Pulp & Paper (0.1%)
Sappi Papier Holding AG – 144A** (Austria)	6.75	06/15/12	95	89,135	195	182,960	290	272,095
Railroads (0.4%)
Burlington North Santa Fe Railway Co.	4.575	01/15/21	70	67,408	153	146,712	223	214,120
Burlington North Santa Fe Railway Co.	6.125	03/15/09	110	113,430	190	195,924	300	309,354
Norfolk Southern Corp.	7.35	05/15/07	85	87,518	175	180,183	260	267,701
Union Pacific Corp.	3.625	06/01/10	—	—	105	98,872	105	98,872
Union Pacific Corp.	6.625	02/01/08	60	61,800	35	36,050	95	97,850
Union Pacific Corp	6.65	01/15/11	55	58,350	—	—	55	58,350
Union Pacific Corp. – 144A**	5.214	09/30/14	—	—	100	99,299	100	99,299
Union Pacific Corp. (Series MTNE)	6.79	11/09/07	40	41,183	110	113,254	150	154,437
				429,689		870,294		1,299,983
Real Estate Development (0.3%)
World Financial Properties – 144A**	6.91	09/01/13	326	342,131	395	413,976	721	756,107
World Financial Properties – 144A**	6.95	09/01/13	—	—	389	407,633	389	407,633
				342,131		821,609		1,163,740
Real Estate Investment Trusts (0.1%)
EOP Operating L.P.	6.763	06/15/07	—	—	185	188,267	185	188,267
EOP Operating L.P.	4.75	03/15/14	10	9,429	—	—	10	9,429
EOP Operating L.P.	7.875	07/15/31	80	93,206	—	—	80	93,206
				102,635		188,267		290,902

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Regional Banks (0.2%)
Marshall & Ilsley Bank (Series BKNT)	3.80%	02/08/08	$240	$235,499	$465	$456,278	$705	$691,777
Savings Banks (0.5%)
Household Finance Corp.	4.125	12/15/08	85	82,875	195	190,124	280	272,999
Household Finance Corp.	5.875	02/01/09	105	107,308	70	71,539	175	178,847
Household Finance Corp.	6.375	10/15/11	45	47,444	105	110,703	150	158,147
Household Finance Corp.	6.40	06/17/08	115	118,331	230	236,662	345	354,993
Sovereign Bank (Series CD)	4.00	02/01/08	100	98,170	100	98,170	200	196,340
Washington Mutual Bank	5.50	01/15/13	95	95,248	195	195,510	290	290,758
Washington Mutual Inc.	8.25	04/01/10	115	127,342	230	254,683	345	382,025
				676,718		1,157,391		1,834,109
Trucks/Construction/Farm Machinery (0.2%)
Caterpillar Financial Services Corp. (Series MTNF)	3.625	11/15/07	40	39,101	70	68,427	110	107,528
Caterpillar Financial Services Corp. (Series MTNF)	4.44†	08/20/07	185	185,422	340	340,776	525	526,198
				224,523		409,203		633,726
Wireless Telecommunications (0.1%)
Vodafone Group PLC (United Kingdom)	4.611†	12/28/07	150	150,045	285	285,086	435	435,131
Total Corporate Bonds (Cost $15,073,921, $30,032,446 and $45,106,367, respectively)				15,190,492		30,124,997		45,315,489
FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
United Mexican States (Mexico)	8.375	01/14/11	60	68,250	160	182,000	220	250,250
United Mexican States (Mexico) (Series MTN)	8.30	08/15/31	20	25,250	—	—	20	25,250
Total Foreign Government Obligations (Cost $91,824, $182,604 and $274,428, respectively)				93,500		182,000		275,500
U.S. GOVERNMENT OBLIGATIONS (18.1%)
U.S. Treasury Bonds
	6.375	08/15/27	225	274,298	—	—	225	274,298
	7.625	02/15/25	4,200	5,704,125	5,000	6,790,625	9,200	12,494,750
	8.125	08/15/19– 08/15/21	3,705	5,044,554	7,100	9,714,038	7,100	14,758,592
U.S. Treasury Notes
	1.625	02/28/06	280	279,530	—	—	280	279,530
	3.875	02/15/13	2,400	2,306,158	—	—	2,400	2,306,158
	4.25	08/15/13– 11/15/13	9,855	9,674,668	19,565	19,207,050	29,420	28,881,718
	4.625	05/15/06	120	120,066	—	—	120	120,066

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
U.S. Treasury Strips
	0.00%	08/15/20– 02/15/27	$4,250	$1,858,913	$13,695	$5,900,547	$17,945	$7,759,460
Total U.S. Government Obligations (Cost $24,844,295, $40,422,790 and $65,267,085, respectively)				25,262,312		41,612,260		66,874,572
MORTGAGE-BACKED SECURITIES (5.5%)
Federal Home Loan Mortgage Corp. Gold
	6.50	01/01/31	—	—	155	159,592	155	159,592
	7.50	06/01/11– 06/01/32	76	79,379	411	431,701	487	511,080
Federal National Mortgage Assoc.
	6.50	07/01/32– 06/01/33	235	241,666	761	781,885	996	1,023,551
	7.00	07/01/11– 11/01/35	2,821	2,935,441	5,356	5,568,272	8,177	8,503,713
	7.50	08/01/23– 07/01/32	632	662,842	493	517,223	1,125	1,180,065
	8.00	05/01/24– 02/01/32	359	384,125	536	572,637	895	956,762
	9.50	12/01/20	16	17,445	—	—	16	17,445
Federal National Mortgage Assoc. (ARM)	1.905	01/01/36	1,148	1,179,725	—	—	1,148	1,179,725
	4.84	01/01/36	—	—	2,146	2,205,574	2.146	2,205,574
	4.603	07/01/33	291	291,073	571	570,951	862	862,024
	5.002	01/01/36	1,173	1,205,786	2,121	2,180,677	3,294	3,386,463
Government National Mortgage Assoc.
	7.50	08/15/25– 06/15/27	93	98,492	101	106,305	194	204,797
	8.00	04/15/26– 08/15/26	112	120,635	64	68,877	176	189,512
Total Mortgage-Backed Securities
(Cost $7,200,826, $13,195,899 and $20,396,725, respectively)				7,216,609		13,163,694		20,380,303
ASSET-BACKED SECURITIES (8.3%)
Finance/Rental/Leasing
American Express Credit Account Master Trust 2002-3 A	4.58†	12/15/09	300	300,591	700	701,379	1,000	1,001,970
American Express Credit Account Master Trust 2003-3 A	4.58†	11/15/10	600	601,700	1,275	1,278,612	1,875	1,880,312
Banc of America Securities Auto Trust 2005-WF1 A3	3.99	08/18/09	350	345,624	725	715,935	1,075	1,061,559
Capital Auto Receivables Asset Trust 2004-2 A	3.35	02/15/08	175	172,906	425	419,915	600	592,821
Capital Auto Receivables Asset Trust 2005-1 A4	4.05	07/15/09	350	346,062	725	716,843	1,075	1,062,905
Caterpillar Financial Asset Trust 2005-A A3	3.90	02/25/09	300	296,343	650	642,077	950	938,420

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

				Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate		Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Chase Credit Card Master Trust 2001-4 A	5.50%		11/17/08	$335	$336,123	$315	$316,056	$650	$652,179
CIT Equipment Collateral 2004-EF1 A3	3.50		09/20/08	141	138,722	282	277,444	422	416,166
CNH Equipment Trust 2005-A A3	4.02		04/15/09	225	222,479	475	469,678	700	692,157
CNH Equipment Trust 2005-B A3	4.27		01/15/10	450	444,968	900	889,936	1,350	1,334,904
Daimler Chrysler Auto Trust 2005-B A3	4.04		09/08/09	275	271,910	575	568,539	850	840,449
Ford Credit Auto Owner Trust 2005-B A3	4.17		01/15/09	225	223,216	475	471,234	700	694,450
GE Dealer Floorplan Master Note Trust 2004-1 A	4.54	†	07/20/08	250	250,165	550	550,362	800	800,527
GE Equipment Small Ticket LLC 2005-2A	4.88		10/22/09	375	374,658	700	699,362	1,075	1,074,020
Harley-Davidson Motorcycle Trust 2005-1 A2	3.76		12/17/12	400	391,974	900	881,942	1,300	1,273,916
Harley-Davidson Motorcycle Trust 2005-2 A2	4.07		02/15/12	250	246,000	525	516,600	775	762,600
Harley-Davidson Motorcycle Trust 2005-3 A2	4.41		06/15/12	150	148,540	—	—	150	148,540
Hertz Vehicle Financing LLC 2005-2A	4.93		02/25/10	225	224,578	425	424,203	650	648,781
Honda Auto Receivables Owner Trust 2005-2 A3	3.93		01/15/09	200	197,672	400	395,344	600	593,016
Honda Auto Receivables Owner Trust 2005-3 A3	3.87		04/20/09	325	320,272	650	640,543	975	960,815
Honda Auto Receivables Owner Trust 2005-6 A3	4.85		10/19/09	300	299,923	575	574,853	875	874,776
Hyundai Auto Receivables Trust 2005-A A3	3.98		11/16/09	225	221,760	450	443,520	675	665,280
MBNA Master Credit Card Trust 1999-B A	5.90		08/15/11	150	154,516	140	144,215	290	298,731
Merrill Auto Trust Securitization 2005-1 A3	4.10		08/25/09	400	395,229	800	790,458	1,200	1,185,687
National City Auto Receivables Trust 2004-A A4	2.88		05/15/11	275	265,041	575	554,178	850	819,219
Nissan Auto Receivables Owner Trust 2005-B A3	3.99		07/15/09	400	395,270	825	815,245	1,225	1,210,515
TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81		11/17/14	75	74,045	175	172,771	250	246,816
USAA Auto Owner Trust 2004-2 A4	3.58		02/15/11	450	441,023	950	931,048	1,400	1,372,071
USAA Auto Owner Trust 2004-3 A3	3.16		02/17/09	400	394,720	900	888,120	1,300	1,282,840
USAA Auto Owner Trust 2005-1 A3	3.90		07/15/09	275	271,865	575	568,445	850	840,310
Volkswagen Auto Lease Trust 2005-A A3	3.82		05/20/08	250	247,595	500	495,191	750	742,786
Volkswagen Auto Loan Enhanced Trust	4.80		07/20/09	375	374,451	750	748,901	1,125	1,123,352
Wachovia Auto Owner Trust 2004-B A3	2.91		04/20/09	150	147,941	325	320,538	475	468,479
Wachovia Auto Owner Trust 2005-A A3	4.06		09/21/09	200	197,758	400	395,516	600	593,274
Wachovia Auto Owner Trust 2005-B A3	4.79		04/20/10	300	299,548	575	574,133	875	873,681

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

				Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Combined
	Coupon Rate		Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
World Omni Auto Receivables Trust 2004-A A3	3.29%		11/12/08	$150	$148,490	$300	$296,979	$450	$445,469
Total Asset-Backed Securities (Cost $10,262,772, $20,462,316 and $30,725,088, respectively)					10,183,678		20,290,115		30,473,793
COLLATERALIZED MORTGAGE OBLIGATIONS (0.5%)
Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	4.68	†	09/25/45	412	412,784	800	801,286	1,212	1,214,070
Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00		08/25/35	759	233,042	1,518	466,084	2,277	699,126
Total Collateralized Mortgage Obligations (Cost $545,712, $1,067,183 and $1,612,895, respectively)					645,826		1,267,370		1,913,196
SHORT-TERM INVESTMENTS (2.8%)
U.S. Government Obligation (a) (0.2%)
U.S. Treasury Bill*** (Cost $245,207, $392,332 and $637,539, respectively)	4.26		07/13/06	250	245,208	400	392,332	650	637,540
Repurchase Agreement (2.6%)
Joint repurchase agreement account (dated 01/31/06; proceeds $6,192,765, $3,265,403 and $9,458,168, respectively) (b) (Cost $6,192,000, $3,265,000 and $9,457,000, respectively)	4.445		02/01/06	6,192	6,192,000	3,265	3,265,000	9,457	9,457,000
Total Short-Term Investments (Cost $6,437,207, 3,657,332 and $10,094,539, respectively)					6,437,208		3,657,332		10,094,540
Total Investments (Cost $172,774,267, $154,415,693 and $327,189,960, respectively) (c) (d)				99.6%	$199,764,135		$167,237,610		$367,001,745

Morgan Stanley Balanced Growth Fund
Pro-forma Portfolio of Investments as of January 31, 2006
(unaudited)

ADR	American Depositary Receipt.

ARM	Adjustable Rate Mortgage.

IO	Interest-only security.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

***	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $38,850, $56,520 and $95,370, respectively.

†	Floating rate security; rate shown is the rate in effect at January 31, 2006.

(a)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(b)	Collateralized by federal agency and U.S. Treasury obligations.

(c)	Securities have been designated as collateral in an amount equal to $11,583,999, $18,733,585 and $30,317,584, respectively, in connection with open futures contracts and securities purchased on a forward commitment basis.

(d)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes.

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Balanced Growth Fund	$29,837,579	$4,553,712	$25,283,867
Balanced Income Fund	12,027,853	2,610,128	9,417,725
Combined	$41,865,432	$7,163,840	$34,701,592

Futures Contracts Open At January 31, 2006:

Number of Contracts	Long/ Short	Description, Delivery Month and Year	Underlying Face Amount At Value	Unrealized Appreciation/ (Depreciation)
Balanced Growth Fund
18	Short	U.S. Treasury Bonds 20 Year, March 2006	$(2,031,188)	$(14,426)
38	Short	U.S. Treasury Notes, 2 Year, March 2006	(7,784,063)	16,050
12	Short	U.S. Treasury Notes, 5 Year, March 2006	(1,268,813)	108
2	Short	U.S. Treasury Notes, 5 Year, June 2006	(211,375)	174
3	Short	U.S. Treasury Notes, 10 Year, March 2006	(325,313)	(8)
		Net Unrealized Appreciation		$1,898
Balanced Income Fund
31	Short	U.S. Treasury Bonds 20 Year, March 2006	$(3,498,156)	$(27,930)
71	Short	U.S. Treasury Notes, 2 Year, March 2006	(14,543,907)	27,440
4	Long	U.S. Treasury Notes, 5 Year, March 2006	422,938	(12)
3	Short	U.S. Treasury Notes, 10 Year, March 2006	(325,313)	(8)
		Net Unrealized Depreciation		$(510)
Combined Fund
49	Short	U.S. Treasury Bonds 20 Year, March 2006	$(5,529,344)	$(42,356)
109	Short	U.S. Treasury Notes, 2 Year, March 2006	(22,327,970)	43,490
4	Long	U.S. Treasury Notes, 5 Year, March 2006	422,938	(12)
12	Short	U.S. Treasury Notes, 5 Year, March 2006	(1,268,813)	108
2	Short	U.S. Treasury Notes, 5 Year, June 2006	(211,375)	174
6	Short	U.S. Treasury Notes, 10 Year, March 2006	(650,626)	(16)
		Net Unrealized Appreciation		$1,388

See Notes to Pro-Forma Financial Statements.

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
COMMON STOCKS (64.6%)
Aerospace & Defense (1.4%)
Northrop Grumman Corp.	24,330	$1,511,623	15,470	$961,151	39,800	$2,472,774
Raytheon Co.	35,800	1,466,726	23,770	973,857	59,570	2,440,583
		2,978,349		1,935,008		4,913,357
Beverages: Alcoholic (0.5%)
Diageo PLC (ADR) (United Kingdom)	18,150	1,089,363	11,750	705,235	29,900	1,794,598
Beverages: Non-Alcoholic (1.0%)
Coca-Cola Co. (The)	50,100	2,073,138	32,500	1,344,850	82,600	3,417,988
Biotechnology (0.8%)
Chiron Corp.*	36,400	1,659,840	22,900	1,044,240	59,300	2,704,080
Broadcasting (1.2%)
Clear Channel Communications, Inc.	87,680	2,566,394	56,150	1,643,510	143,830	4,209,904
Casinos/Gaming (0.0%)
Fitzgeralds Gaming Corp. † (a)	—	—	4,685	—	4,685	—
Chemicals: Major Diversified (2.5%)
Bayer AG (ADR) (Germany)	94,590	3,954,808	62,080	2,595,565	156,670	6,550,373
Dow Chemical Co. (The)	25,060	1,060,038	16,960	717,408	42,020	1,777,446
Lanxess (Germany)	—	—	7,618	240,996	7,618	240,996
		5,014,846		3,553,969		8,568,815
Computer Processing Hardware (0.6%)
Hewlett-Packard Co.	40,000	1,247,200	26,600	829,388	66,600	2,076,588
Department Stores (0.5%)
Kohl’s Corp.*	23,950	1,063,141	15,550	690,264	39,500	1,753,405
Discount Stores (1.0%)
Wal-Mart Stores, Inc.	43,450	2,003,480	28,050	1,293,385	71,500	3,296,865
Electric Utilities (2.2%)
American Electric Power Co., Inc.	38,700	1,444,284	24,900	929,268	63,600	2,373,552
Entergy Corp.	25,010	1,738,445	16,340	1,135,793	41,350	2,874,238
FirstEnergy Corp.	29,790	1,492,479	19,160	959,916	48,950	2,452,395
		4,675,208		3,024,977		7,700,185
Finance/Rental/Leasing (1.3%)
Freddie Mac	39,050	2,649,933	25,510	1,731,109	64,560	4,381,042
Financial Conglomerates (4.6%)
Citigroup, Inc.	75,120	3,499,090	45,993	2,333,332	121,113	5,832,422
JPMorgan Chase & Co.	114,154	4,537,621	72,032	2,863,272	186,186	7,400,893
State Street Corp.	25,800	1,559,868	16,500	997,590	42,300	2,557,458
		9,596,579		6,194,194		15,790,773

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Food: Major Diversified (1.6%)
Unilever N.V. (ADR) (NY Registered Shares) (Netherlands)	46,450	$3,260,790	30,150	$2,116,530	76,600	$5,377,320
Food: Specialty/Candy (0.6%)
Cadbury Schweppes PLC (ADR) (United Kingdom)	34,100	1,358,203	22,400	892,192	56,500	2,250,395
Household/Personal Care (0.7%)
Avon Products, Inc.	11,150	315,768	7,250	205,320	18,400	521,088
Procter & Gamble Co. (The)	18,550	1,098,716	11,900	704,837	30,450	1,803,553
		1,414,484		910,157		2,324,641
Industrial Conglomerates (3.1%)
General Electric Co.	96,300	3,153,825	60,760	1,989,890	157,060	5,143,715
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	28,680	1,126,264	18,076	709,845	46,756	1,836,109
Siemens AG (ADR) (Germany)	26,000	2,381,600	16,600	1,520,560	42,600	3,902,160
		6,661,689		4,220,295		10,881,984
Insurance Brokers/Services (0.9%)
Marsh & McLennan Companies, Inc.	64,390	1,956,812	42,500	1,303,731	106,890	3,260,543
Integrated Oil (3.8%)
BP PLC (ADR) (United Kingdom)	31,220	2,257,518	20,120	1,454,877	51,340	3,712,395
ConocoPhillips	34,520	2,233,444	22,236	1,438,669	56,756	3,672,113
Exxon Mobil Corp.	14,940	937,485	9,620	603,655	24,560	1,541,140
Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	36,470	2,483,972	23,400	1,593,774	59,870	4,077,746
		7,912,419		5,090,975		13,003,394
Investment Banks/Brokers (3.3%)
Goldman Sachs Group, Inc. (The)	7,000	988,750	4,550	642,687	11,550	1,631,437
Merrill Lynch & Co., Inc.	53,310	4,001,982	34,300	2,574,901	87,610	6,576,883
Schwab (Charles) Corp. (The)	131,700	1,947,843	83,300	1,232,007	215,000	3,179,850
		6,938,575		4,449,595		11,388,170
Life/Health Insurance (0.3%)
Aegon N.V. (NY Registered Shares) (Netherlands)	35,600	574,584	23,400	377,676	59,000	952,260
Major Banks (1.9%)
Bank of America Corp.	53,375	2,360,776	33,089	1,463,526	86,464	3,824,302
PNC Financial Services Group	24,600	1,595,556	15,790	1,024,139	40,390	2,619,695
		3,956,332		2,487,665		6,443,997
Major Telecommunications (3.4%)
France Telecom S.A. (ADR) (France)	61,100	1,391,858	40,300	918,034	101,400	2,309,892
Sprint Nextel Corp.	139,156	3,185,281	91,026	2,083,585	230,182	5,268,866
Verizon Communications Inc.	80,680	2,554,329	53,110	1,681,463	133,790	4,235,792
		7,131,468		4,683,082		11,814,550

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Managed Health Care (1.0%)
CIGNA Corp.	17,300	$2,103,680	11,700	$1,422,720	29,000	$3,526,400
Media Conglomerates (3.4%)
CBS Corp. (Class B)	25,050	654,556	16,050	419,387	41,100	1,073,943
Disney (Walt) Co. (The)	84,330	2,134,392	55,420	1,402,680	139,750	3,537,072
Time Warner, Inc.	189,600	3,323,688	124,820	2,188,095	314,420	5,511,783
Viacom Inc. (Class B)(Non-Voting)	25,050	1,039,074	16,050	665,754	41,100	1,704,828
		7,151,710		4,675,916		11,827,626
Medical Specialties (1.2%)
Applera Corp. – Applied Biosystems Group	21,300	603,642	13,800	391,092	35,100	994,734
Bausch & Lomb, Inc.	20,550	1,388,152	13,290	897,740	33,840	2,285,892
Boston Scientific Corp.*	21,100	461,457	14,000	306,180	35,100	767,637
		2,453,251		1,595,012		4,048,263
Motor Vehicles (0.6%)
Honda Motor Co., Ltd. (ADR) (Japan)	41,890	1,191,770	27,550	783,797	69,440	1,975,567
Multi-Line Insurance (0.6%)
Hartford Financial Services Group, Inc. (The)	15,530	1,277,032	9,790	805,032	25,320	2,082,064
Oil & Gas Pipelines (0.2%)
Williams Companies, Inc. (The)	—	—	34,000	810,560	34,000	810,560
Oil Refining/Marketing (0.4%)
Valero Energy Corp.	14,480	903,986	9,280	579,350	23,760	1,483,336
Oilfield Services/Equipment (1.7%)
Schlumberger Ltd. (Netherlands Antilles)	26,970	3,437,327	18,210	2,320,865	45,180	5,758,192
Packaged Software (1.3%)
Symantec Corp.*	151,200	2,779,056	99,100	1,821,458	250,300	4,600,514
Pharmaceuticals: Major (9.0%)
Bristol-Myers Squibb Co.	142,220	3,241,194	92,990	2,119,242	235,210	5,360,436
GlaxoSmithKline PLC (ADR) (United Kingdom)	24,700	1,265,628	16,200	830,088	40,900	2,095,716
Lilly (Eli) & Co.	39,200	2,219,504	25,200	1,426,824	64,400	3,646,328
Pfizer, Inc.	78,900	2,026,152	53,300	1,368,744	132,200	3,394,896
Roche Holdings Ltd. (ADR) (Switzerland)	43,760	3,459,228	28,720	2,270,316	72,480	5,729,544
Sanofi-Aventis (ADR) (France)	36,700	1,688,200	23,660	1,088,360	60,360	2,776,560
Schering-Plough Corp.	155,080	2,969,782	101,870	1,950,811	256,950	4,920,593
Wyeth	46,390	2,145,538	29,340	1,356,975	75,730	3,502,513
		19,015,226		12,411,360		31,426,586
Precious Metals (1.3%)
Newmont Mining Corp.	44,530	2,751,954	29,000	1,792,200	73,530	4,544,154
Property – Casualty Insurers (2.9%)
ACE Ltd. (Cayman Islands)	5,200	284,700	3,900	213,525	9,100	498,225
Chubb Corp. (The)	22,750	2,146,462	14,910	1,406,759	37,660	3,553,221
St. Paul Travelers Companies, Inc. (The)	55,278	2,508,516	35,670	1,618,705	90,948	4,127,221
XL Capital Ltd. (Class A) (Cayman Islands)	17,700	1,197,582	11,800	798,388	29,500	1,995,970
		6,137,260		4,037,377		10,174,637

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Restaurants (0.3%)
McDonald’s Corp.	19,840	$694,598	13,190	$461,782	33,030	$1,156,380
Semiconductors (1.5%)
Intel Corp.	74,150	1,577,170	49,250	1,047,547	123,400	2,624,717
Micron Technology, Inc.*	111,900	1,642,692	72,100	1,058,428	184,000	2,701,120
		3,219,862		2,105,975		5,325,837
Specialty Insurance (0.5%)
MGIC Investment Corp.	9,100	600,691	5,800	396,060	14,900	996,751
PMI Group, Inc. (The)	7,900	341,517	5,100	229,119	13,000	570,636
		942,208		625,179		1,567,387
Specialty Stores (0.3%)
Office Depot, Inc.*	16,800	556,920	10,800	358,020	27,600	914,940
Telecommunication Equipment (0.5%)
Motorola, Inc.	41,250	936,787	27,417	622,640	68,667	1,559,427
Tobacco (0.7%)
Altria Group, Inc.	19,340	1,399,056	16,090	932,463	35,430	2,331,519
Total Common Stocks
(Cost $108,317,710, $74,728,059 and $183,045,769, respectively)		134,734,510		88,683,733		223,418,243
CONVERTIBLE PREFERRED STOCKS (3.8%)
Electric Utilities (0.8%)
FPL Group, Inc. $4.00	—	—	47,000	2,923,400	47,000	2,923,400
Financial Conglomerates (0.5%)
Citigroup Funding Inc. (Series GNW)	—	—	57,000	1,798,635	57,000	1,798,635
Investment Banks/Brokers (0.5%)
Lehman Brothers Holdings Inc. (Series GIS) $1.5625	—	—	62,000	1,608,280	62,000	1,608,280
Life/Health Insurance (0.6%)
MetLife, Inc. (Series B) $1.5938	—	—	72,000	1,980,000	72,000	1,980,000
Pharmaceuticals: Major (0.4%)
Schering-Plough Corp. $3.00	—	—	25,500	1,307,640	25,500	1,307,640
Property/Casualty Insurance (0.5%)
Travelers Property Casualty Corp. $1.125	—	—	70,000	1,782,900	70,000	1,782,900
Telecommunications Equipment (0.5%)
Lucent Technologies Capital Trust $77.50	—	—	1,800	1,746,000	1,800	1,746,000
Total Convertible Preferred Stocks
(Cost $0, $12,297,475 and $12,297,475, respectively)		—		13,146,855		13,146,855

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
CORPORATE BONDS (10.2%)
Advertising/Marketing Services (0.0%)
WPP Finance (UK) Corp. – (United Kingdom)	5.875%	06/15/14	$105	$105,819	—	—	$105	$105,819
Aerospace & Defense (0.1%)
Northrop Grumman Corp.	4.079	11/16/06	105	104,334	—	—	105	104,334
Raytheon Co.	6.15	11/01/08	80	82,206	—	—	80	82,206
Systems 2001 Asset Trust – 144A** (Cayman Islands)	6.664	09/15/13	202	215,460	—	—	202	215,460
				402,000		—		402,000
Agricultural Commodities/ Milling (0.7%)
Corn Products International Inc.	8.25	07/15/07	—	—	$2,250	$2,341,361	2,250	2,341,361
Air Freight/Couriers (0.0%)
Fedex Corp.	2.65	04/01/07	95	92,407		—	95	92,407
Airlines (0.1%)
America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	117	123,464	—	—	117	123,464
Southwest Airlines Co. (Series 01-1)	5.496	11/01/06	75	75,239	—	—	75	75,239
				198,703		—		198,703
Apparel/Footwear Retail (0.7%)
Tommy Hilfiger USA Inc.	6.85	06/01/08	—	—	2,250	2,317,500	2,250	2,317,500
Limited Brands, Inc.	6.95	03/01/33	90	89,830	—	—	90	89,830
				89,830		2,317,500		2,407,330
Beverages: Alcoholic (0.1%)
FBG Finance Ltd. – 144A** (Australia)	5.125	06/15/15	150	144,597	—	—	150	144,597
Miller Brewing Co. – 144A**	4.25	08/15/08	150	146,937	—	—	150	146,937
				291,534		—		291,534
Broadcasting (0.9%)
Clear Channel Communications, Inc.	8.00	11/01/08	—	—	2,800	2,973,348	2,800	2,973,348
Cable/Satellite TV (0.1%)
Comcast Cable Communications Inc.	6.75	01/30/11	95	100,168	—	—	95	100,168
Lenfest Communications Corp.	7.625	02/15/08	20	20,888	—	—	20	20,888
Cox Communications, Inc.	4.625	01/15/10	110	106,324	—	—	110	106,324
CSC Holdings, Inc.	7.625	07/15/18	—	—	125	120,000	125	120,000
TCI Communications, Inc.	7.875	02/15/26	80	90,904	—	—	80	90,904
				318,284		120,000		438,284
Casino/Gaming (0.1%)
Harrah’s Operating Co., Inc.	5.625	06/01/15	220	215,456	—	—	220	215,456
Chemicals: Major Diversified (0.0%)
ICI Wilmington Inc.	4.375	12/01/08	70	68,063	—	—	70	68,063
Containers/Packaging (0.1%)
Sealed Air Corp. – 144A**	5.625	07/15/13	200	197,840	—	—	200	197,840
Drugstore Chains (0.1%)
CVS Corp.	5.625	03/15/06	275	275,165	—	—	275	275,165

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Electric Utilities (0.7%)
Ameren Corp.	4.263%	05/15/07	$150	$148,167	—	—	$150	$148,167
Arizona Public Service Co.	5.80	06/30/14	145	146,779	—	—	145	146,779
Arizona Public Service Co.	6.75	11/15/06	45	45,519	—	—	45	45,519
Carolina Power & Light Co.	5.125	09/15/13	150	148,604	—	—	150	148,604
CC Funding Trust I	6.90	02/16/07	160	162,719	—	—	160	162,719
Cincinnati Gas & Electric Co.	5.70	09/15/12	75	76,216	—	—	75	76,216
CMS Energy Corp.	7.50	01/15/09	—	—	$100	$103,500	100	103,500
Consolidated Natural Gas Co.	5.00	12/01/14	80	77,259	—	—	80	77,259
Consolidated Natural Gas Co. (Series C)	6.25	11/01/11	110	115,611	—	—	110	115,611
Consumers Energy Co.	4.80	02/17/09	85	83,838	—	—	85	83,838
Detroit Edison Co. (The)	6.125	10/01/10	70	72,676	—	—	70	72,676
Entergy Gulf States, Inc.	3.60	06/01/08	55	52,899	—	—	55	52,899
Entergy Gulf States, Inc.	4.81	12/01/09	90	87,947	—	—	90	87,947
Exelon Corp.	6.75	05/01/11	80	84,908	—	—	80	84,908
FPL Group Capital Inc.	3.25	04/11/06	180	179,460	—	—	180	179,460
MidAmerican Energy Holdings	7.63	10/15/07	—	—	50	51,944	50	51,944
Niagara Mohawk Power (Series G)	7.75	10/01/08	—	—	175	186,109	175	186,109
Pacific Gas & Electric Co.	6.05	03/01/34	145	148,139	—	—	145	148,139
Panhandle Eastern Pipe Line Co. (Series B)	2.75	03/15/07	30	29,195	—	—	30	29,195
Public Service Electric & Gas Co. (Series MTNB)	5.00	01/01/13	100	98,369	—	—	100	98,369
Texas Eastern Transmission, LP	7.00	07/15/32	75	86,142	—	—	75	86,142
Wisconsin Electric Power Co.	3.50	12/01/07	110	107,047	—	—	110	107,047
				1,951,494		341,553		2,293,047
Electrical Products (0.1%)
Cooper Industries Inc.	5.25	07/01/07	125	125,183	—	—	125	125,183
Cooper Industries Inc. – 144A**	5.25	11/15/12	135	134,768	—	—	135	134,768
				259,951		—		259,951
Electronics/Appliances (0.0%)
LG Electronics Inc. – 144A** (South Korea)	5.00	06/17/10	80	78,144	—	—	80	78,144
Finance/Rental/Leasing (0.4%)
CIT Group, Inc.	2.875	09/29/06	100	98,730	—	—	100	98,730
CIT Group, Inc.	4.75	08/15/08	100	99,456	—	—	100	99,456
CIT Group, Inc.	7.375	04/02/07	50	51,311	—	—	50	51,311
Countrywide Home Loans, Inc. (Series MTN)	3.25	05/21/08	210	201,443	—	—	210	201,443
MBNA Corp.	4.72	05/05/08	180	181,547	—	—	180	181,547
MBNA Corp.	6.125	03/01/13	150	157,895	—	—	150	157,895
Nationwide Building Society – 144A** (United Kingdom)	4.25	02/01/10	200	194,312	—	—	200	194,312
Residential Capital Corp.	6.375	06/30/10	295	302,684	—	—	295	302,684
SLM Corp.	4.00	01/15/10	105	100,795	—	—	105	100,795
SLM Corp. (Series MTNA)	5.00	10/01/13	160	156,262	—	—	160	156,262
				1,544,435		—		1,544,435
Financial Conglomerates (0.4%)
Associates Corp. of North America	6.25	11/01/08	500	516,440	—	—	500	516,440
Bank One Corp. (Series MTNA)	6.00	02/17/09	180	183,762	—	—	180	183,762
Chase Manhattan Corp.	6.00	02/15/09	170	174,026	—	—	170	174,026

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Chase Manhattan Corp.	7.00%	11/15/09	$10	$10,648	—	—	$10	$10,648
General Electric Capital Corp.	4.25	12/01/10	100	96,688	—	—	100	96,688
General Electric Capital Corp. (Series MTNA)	6.75	03/15/32	215	250,506	—	—	215	250,506
				1,232,070		—		1,232,070
Food Retail (0.1%)
Kroger Co.	7.50	04/01/31	185	207,124	—	—	185	207,124
Food: Major Diversified (0.1%)
Conagra Foods, Inc.	7.00	10/01/28	60	63,414	—	—	60	63,414
Conagra, Inc.	8.25	09/15/30	65	78,274	—	—	65	78,274
Heinz (H.J.) Co. – 144A**	6.428	12/01/08	85	87,535	—	—	85	87,535
				229,223		—		229,223
Gas Distributors (0.1%)
NiSource Finance Corp.	4.95	11/23/09	90	90,385	—	—	90	90,385
Ras Laffan Liquid Natural Gas Co. Ltd. – 144A** (Qatar)	8.294	03/15/14	120	137,865	—	—	120	137,865
Sempra Energy	4.621	05/17/07	90	89,428	—	—	90	89,428
				317,678		—		317,678
Home Furnishings (0.1%)
Mohawk Industries, Inc.	6.125	01/15/16	95	95,700	—	—	95	95,700
Mohawk Industries, Inc. (Series D)	7.20	04/15/12	85	90,111	—	—	85	90,111
				185,811		—		185,811
Homebuilding (0.9%)
D.R. Horton Inc.	8.00	02/01/09	—	—	$75	$80,138	75	80,138
Toll Corp.	8.25	02/01/11	—	—	2,800	2,915,500	2,800	2,915,500
				—		2,995,638		2,995,638
Hotels/Resorts/Cruiselines (1.3%)
Hyatt Equities LLC – 144A**	6.875	06/15/07	120	122,039	—	—	120	122,039
Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	—	—	3,700	4,070,000	3,700	4,070,000
Starwood Hotels & Resorts Worldwide, Inc.	7.375	11/15/15	—	—	400	436,000	400	436,000
				122,039		4,506,000		4,628,039
Household/Personal Care (0.0%)
Clorox Co. (The)	4.613	12/14/07	165	165,387	—	—	165	165,387
Industrial Conglomerates (0.1%)
Textron Financial Corp.	4.125	03/03/08	95	93,463	—	—	95	93,463
Textron Financial Corp.	5.125	02/03/11	90	89,969	—	—	90	89,969
				183,432		—		183,432
Insurance Brokers/Services (0.2%)
Farmers Exchange Capital – 144A**	7.05	07/15/28	355	370,568	—	—	355	370,568
Marsh & McLennan Companies, Inc.	5.375	07/15/14	240	234,583	—	—	240	234,583
				605,151		—		605,151
Investment Banks/Brokers (0.1%)
Goldman Sachs Group Inc. (The)	6.60	01/15/12	115	122,779	—	—	115	122,779
Goldman Sachs Group Inc. (The)	5.25	10/15/13	65	64,421	—	—	65	64,421
				187,200		—		187,200

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Major Banks (0.0%)
Bank of New York Co., Inc. (The)	5.20%	07/01/07	$50	$50,149	—	—	$50	$50,149
HSBC Finance Corp.	6.75	05/15/11	65	69,445	—	—	65	69,445
				119,594		—		119,594
Major Telecommunications (0.3%)
Deutsche Telekom International Finance Corp. NV (Netherlands)	8.25	06/15/30	165	206,456	—	—	165	206,456
France Telecom S.A. (France)	8.75	03/01/31	155	203,162	—	—	155	203,162
SBC Communications, Inc.	6.15	09/15/34	95	93,845	—	—	95	93,845
Sprint Capital Corp.	8.75	03/15/32	40	52,466	—	—	40	52,466
Telecom Italia Capital SA (Luxembourg)	4.00	11/15/08	85	82,336	—	—	85	82,336
Telecom Italia Capital SA (Luxembourg)	4.00	01/15/10	125	118,850	—	—	125	118,850
Verizon New England Inc.	6.50	09/15/11	275	282,914	—	—	275	282,914
				1,040,029		—		1,040,029
Managed Health Care (0.0%)
WellPoint Health Networks Inc.	6.375	06/15/06	100	100,523	—	—	100	100,523
WellPoint Inc.	3.75	12/14/07	30	29,314	—	—	30	29,314
				129,837		—		129,837
Media Conglomerates (0.0%)
News America Holdings, Inc.	7.75	02/01/24	60	66,833	—	—	60	66,833
News America Inc.	7.125	04/08/28	20	21,242	—	—	20	21,242
News America Inc.	7.28	06/30/28	30	32,355	—	—	30	32,355
News America Inc. – 144A**	6.40	12/15/35	30	29,973	—	—	30	29,973
				150,403		—		150,403
Medical Specialties (0.0%)
Baxter Finco BV – 144A** (Netherlands)	4.75	10/15/10	155	152,373	—	—	155	152,373
Miscellaneous Manufacturing (0.1%)
Amatek Inc.	7.20	07/15/08	—	—	$200	$207,705	200	207,705
Motor Vehicles (0.0%)
DaimlerChrysler North American Holdings Co.	8.50	01/18/31	105	127,684	—	—	105	127,684
Multi-Line Insurance (0.2%)
AIG Sun America Global Finance VI – 144A**	6.30	05/10/11	355	375,343	—	—	355	375,343
American General Finance Corp. (Series MTNH)	4.625	09/01/10	170	165,741	—	—	170	165,741
American General Finance Corp. (Series MTNI)	4.625	05/15/09	20	19,791	—	—	20	19,791
AXA Financial Inc.	6.50	04/01/08	40	41,351	—	—	40	41,351
Hartford Financial Services Group, Inc. (The)	2.375	06/01/06	50	49,599	—	—	50	49,599
International Lease Finance Corp.	3.75	08/01/07	55	53,955	—	—	55	53,955
				705,780		—		705,780
Other Consumer Specialties (0.0%)
Boyds Collection Ltd. (Series B)	9.00	05/15/08	—	—	79	7,900	79	7,900

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Other Metals/Minerals (0.0%)
Brascan Corp. (Canada)	7.125%	06/15/12	$125	$135,399	—	—	$125	$135,399
Property – Casualty Insurers (0.2%)
Mantis Reef Ltd. – 144A** (Australia)	4.692	11/14/08	200	196,177	—	—	200	196,177
Platinum Underwriters Finance Holdings, Ltd.	6.371	11/16/07	115	115,168	—	—	115	115,168
Platinum Underwriters Finance Holdings, Ltd.	7.50	06/01/17	90	92,019	—	—	90	92,019
St. Paul Travelers Companies, Inc. (The)	5.01	08/16/07	155	154,616	—	—	155	154,616
XLLIAC Global Funding – 144A**	4.80	08/10/10	210	206,698	—	—	210	206,698
				764,678		—		764,678
Publishing: Newspapers (0.6%)
Knight Ridder, Inc.	5.75	09/01/17	105	90,100	—	—	105	90,100
Media General Inc.	6.95	09/01/06	—	—	$2,000	$2,012,496	2,000	2,012,496
				90,100		2,012,496		2,102,596
Pulp & Paper (0.0%)
Sappi Papier Holding AG – 144A** (Austria)	6.75	06/15/12	95	89,135	—	—	95	89,135
Railroads (0.1%)
Burlington North Santa Fe Railway Co.	4.575	01/15/21	70	67,408	—	—	70	67,408
Burlington North Santa Fe Railway Co.	6.125	03/15/09	110	113,430	—	—	110	113,430
Norfolk Southern Corp.	7.35	05/15/07	85	87,518	—	—	85	87,518
Union Pacific Corp.	6.625	02/01/08	60	61,800	—	—	60	61,800
Union Pacific Corp.	6.65	01/15/11	55	58,350	—	—	55	58,350
Union Pacific Corp. (Series MTNE)	6.79	11/09/07	40	41,183	—	—	40	41,183
				429,689		—		429,689
Real Estate Development (0.1%)
World Financial Properties – 144A** (Series 1996 WFP- B)	6.91	09/01/13	326	342,131	—	—	326	342,131
Real Estate Investment Trusts (0.0%)
EOP Operating L.P.	4.75	03/15/14	10	9,429	—	—	10	9,429
EOP Operating L.P.	7.875	07/15/31	80	93,206	—	—	80	93,206
				102,635		—		102,635
Regional Banks (0.1%)
Marshall & Ilsley Bank (Series BKNT)	3.80	02/08/08	240	235,499	—	—	240	235,499
Savings Banks (0.2%)
Household Finance Corp.	4.125	12/15/08	85	82,875	—	—	85	82,875
Household Finance Corp.	5.875	02/01/09	105	107,308	—	—	105	107,308
Household Finance Corp.	6.375	10/15/11	45	47,444	—	—	45	47,444
Household Finance Corp.	6.40	06/17/08	115	118,331	—	—	115	118,331
Sovereign Bank (Series CD)	4.00	02/01/08	100	98,170	—	—	100	98,170
Washington Mutual Bank	5.50	01/15/13	95	95,248	—	—	95	95,248
Washington Mutual Inc.	8.25	04/01/10	115	127,342	—	—	115	127,342
				676,718		—		676,718

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Trucks/Construction/Farm Machinery (0.7%)
Caterpillar Financial Services Corp. (Series MTNF)	3.625%	11/15/07	$40	$39,101	—	—	$40	$39,101
Caterpillar Financial Services Corp. (Series MTNF)	4.44	08/20/07	185	185,422	—	—	185	185,422
Navistar International (Series B)	9.375	06/01/06	—	—	$2,300	$2,334,500	2,300	2,334,500
				224,523		2,334,500		2,559,023
Wireless Telecommunications (0.0%)
Vodafone Group PLC (United Kingdom)	4.61	12/28/07	150	150,045	—	—	150	150,045
Total Corporate Bonds
(Cost $15,073,921, $19,636,957 and $34,710,878, respectively)				15,190,492		20,158,001		35,348,493
CONVERTIBLE BONDS (5.5%)
Airlines (0.8%)
Continental Airlines Inc.	4.50	02/01/07	—	—	2,800	2,719,500	2,800	2,719,500
Cable/Satellite TV (0.6%)
Echostar Communications Corp.	5.75	05/15/08	—	—	2,000	1,970,000	2,000	1,970,000
Electric Utilities (0.2%)
PG&E Corp.	9.50	06/30/10	—	—	297	833,828	297	833,828
Electronic Components (0.8%)
SCI Systems, Inc.	3.00	03/15/07	—	—	1,000	972,500	1,000	972,500
Veeco Instruments, Inc.	4.125	12/21/08	—	—	1,900	1,812,125	1,900	1,812,125
				—		2,784,625		2,784,625
Hotels/Resorts/Cruiselines (0.7%)
Hilton Hotels Corp. – 144A**	3.375	04/15/23	—	—	2,000	2,472,500	2,000	2,472,500
Household/Personal Care (0.8%)
Church & Dwight Co., Inc. – 144A**	5.25	08//15/33	—	—	2,000	2,602,500	2,000	2,602,500
Internet Retail (0.3%)
Amazon.com, Inc.	4.75	02/01/09	—	—	1,214	1,179,098	1,214	1,179,098
Investment Banks/Brokers (0.2%)
E*Trade Financial Corp.	6.00	02/01/07	—	—	741	775,271	741	775,271
Media Conglomerates (0.6%)
Walt Disney Co. (The)	2.125	04/15/23	—	—	1,920	1,972,800	1,920	1,972,800
Semiconductors (0.5%)
Skyworks Solutions, Inc.	4.75	11/15/07	—	—	1,550	1,528,687	1,550	1,528,687
Total Convertible Bonds
(Cost $0, $18,146,378 and $18,146,378, respectively)				—		18,838,809		18,838,809
FOREIGN GOVERNMENT OBLIGATIONS (0.0%)
United Mexican States (Mexico)	8.375	01/14/11	60	68,250	—	—	60	68,250
United Mexican States (Mexico) (Series MTN)	8.30	08/15/31	20	25,250	—	—	20	25,250
Total Foreign Government Obligations (Cost $91,824, $0 and $91,824, respectively)				93,500		—		93,500

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

				Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date		Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value

U.S GOVERNMENT OBLIGATIONS (7.3%)
U.S. Treasury Bonds
	6.375%	08/15/27		$225	$274,298	—	—	$225	$274,298
	7.625	02/15/25		4,200	5,704,125	—	—	4,200	5,704,125
	8.125	08/15/19	–08/15/21	3,705	5,044,554	—	—	3,705	5,044,554
U.S. Treasury Notes
	1.625	02/28/06		280	279,530	—	—	280	279,530
	3.875	02/15/13		2,400	2,306,158	—	—	2,400	2,306,158
	4.25	08/15/13	–11/15/13	9,855	9,674,668	—	—	9,855	9,674,668
	4.625	05/15/06		120	120,066	—	—	120	120,066
U.S. Treasury Strips	0.00	02/15/25	–02/15/27	4,250	1,858,913	—	—	4,250	1,858,913
Total U.S. Government Obligations (Cost $24,844,295, $0 and $24,844,295, respectively)					25,262,312		—		25,262,312
MORTGAGE-BACKED SECURITIES (2.1%)
Federal Home Loan Mortgage Corp. Gold	7.50	06/01/11	–08/01/11	76	79,379	—	—	76	79,379
Federal National Mortgage Assoc.
	6.50	07/01/32		235	241,666	—	—	235	241,666
	7.00	03/01/12	–10/01/35	2,821	2,935,441	—	—	2,821	2,935,441
	7.50	08/01/25	–07/01/32	632	662,842	—	—	632	662,842
	8.00	05/01/24	–02/01/32	359	384,125			359	384,125
	9.50	12/01/20		16	17,445	—	—	16	17,445
Federal National Mortgage Assoc. (ARM)
	1.905	01/01/36		1,148	1,179,725	—	—	1,148	1,179,725
	4.603	07/01/33		291	291,073	—	—	291	291,073
	5.002	01/01/36		1,173	1,205,786	—	—	1,173	1,205,786
Government National Mortgage Assoc.
	7.50	09/15/25	–06/15/27	93	98,492	—	—	93	98,492
	8.00	04/15/26	–08/15/26	112	120,635	—	—	112	120,635
Total Mortgage-Backed Securities (Cost $7,200,826, $0 and $7,200,826, respectively)					7,216,609		—		7,216,609

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
ASSET-BACKED SECURITIES (2.9%)
Finance/Rental/Leasing
American Express Credit Account Master Trust 2002-3 A	4.58%	12/15/09	$300	$300,591	—	—	$300	$300,591
American Express Credit Account Master Trust 2003-3 A	4.58	11/15/10	600	601,700	—	—	600	601,700
Banc of America Securities Auto Trust 2005-WF1 A3	3.99	08/18/09	350	345,624	—	—	350	345,624
Capital Auto Receivables Asset Trust 2004-2 A	3.35	02/15/08	175	172,906	—	—	175	172,906
Capital Auto Receivables Asset Trust 2005-1 A4	4.05	07/15/09	350	346,062	—	—	350	346,062
Caterpillar Financial Asset Trust 2005-A A3	3.90	02/25/09	300	296,343	—	—	300	296,343
Chase Credit Card Master Trust 2001-4 A	5.50	11/17/08	335	336,123	—	—	335	336,123
CIT Equipment Collateral 2004-EF1 A3	3.50	09/20/08	141	138,722	—	—	141	138,722
CNH Equipment Trust 2005-A A3	4.02	04/15/09	225	222,479	—	—	225	222,479
CNH Equipment Trust 2005-B A3	4.27	01/15/10	450	444,968	—	—	450	444,968
Daimler Chrysler Auto Trust 2005-B A3	4.04	09/08/09	275	271,910	—	—	275	271,910
Ford Credit Auto Owner Trust 2005B A3	4.17	01/15/09	225	223,216	—	—	225	223,216
GE Dealer Floorplan Master Note Trust 2004-1 A	4.54	07/20/08	250	250,165	—	—	250	250,165
GE Equipment Small Ticket LLC 2005-2A	4.88	10/22/09	375	374,658	—	—	375	374,658
Harley-Davidson Motorcycle Trust 2005-3 A2	4.41	06/15/12	150	148,540	—	—	150	148,540
Harley-Davidson Motorcycle Trust 2005-1 A2	3.76	12/17/12	400	391,974	—	—	400	391,974
Harley-Davidson Motorcycle Trust 2005-2 A2	4.07	02/15/12	250	246,000	—	—	250	246,000
Hertz Vehicle Financing LLC 2005-2A	4.93	02/25/10	225	224,578	—	—	225	224,578
Honda Auto Receivables Owner Trust 2005-2 A3	3.93	01/15/09	200	197,672	—	—	200	197,672
Honda Auto Receivables Owner Trust 2005-3 A3	3.87	04/20/09	325	320,272	—	—	325	320,272
Honda Auto Receivables Owner Trust 2005-6 A3	4.85	10/19/09	300	299,923	—	—	300	299,923
Hyundai Auto Receivables Trust 2005-A A3	3.98	11/16/09	225	221,760	—	—	225	221,760
MBNA Master Credit Card Trust 1999-B A	5.90	08/15/11	150	154,516	—	—	150	154,516
Merrill Auto Trust Securitization 2005-1 A3	4.10	08/25/09	400	395,229	—	—	400	395,229
National City Auto Receivables Trust 2004-A A4	2.88	05/15/11	275	265,041	—	—	275	265,041
Nissan Auto Receivables Owner Trust 2005-B A3	3.99	07/15/09	400	395,270	—	—	400	395,270
TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81	11/17/14	75	74,045	—	—	75	74,045
USAA Auto Owner Trust 2004-2 A4	3.58	02/15/11	450	441,023	—	—	450	441,023

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
USAA Auto Owner Trust 2004-3 A3	3.16%	02/17/09	$400	$394,720	—	—	$400	$394,720
USAA Auto Owner Trust 2005-1 A3	3.90	07/15/09	275	271,865	—	—	275	271,865
Volkswagen Auto Lease Trust 2005-A A3	3.82	05/20/08	250	247,595	—	—	250	247,595
Volkswagen Auto Loan Enhanced Trust	4.80	07/20/09	375	374,451	—	—	375	374,451
Wachovia Auto Owner Trust 2004-B A3	2.91	04/20/09	150	147,941	—	—	150	147,941
Wachovia Auto Owner Trust 2005-A A3	4.06	09/21/09	200	197,758	—	—	200	197,758
Wachovia Auto Owner Trust 2005-B A3	4.79	04/20/10	300	299,548	—	—	300	299,548
World Omni Auto Receivables Trust 2004-A A3	3.29	11/12/08	150	148,490	—	—	150	148,490
Total Asset-Backed Securities
(Cost $10,262,772, $0 and $10,262,772, respectively)				10,183,678		—		10,183,678
COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	4.68	09/25/45	412	412,784	—	—	412	412,784
Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00	08/25/35	759	233,042	—	—	759	233,042
Total Collateralized Mortgage Obligations
(Cost $545,712, $0 and $545,712, respectively)				645,826		—		645,826
SHORT-TERM INVESTMENTS (3.2%)
U.S. Government Obligation (b) (0.1%)
U.S. Treasury Bill*** (Cost $245,207, $0 and $245,207, respectively)	4.26	07/13/06	250	245,208	—	—	250	245,208
Repurchase Agreement (3.1%)
Joint repurchase agreement account (dated 01/31/06; proceeds $6,192,765, $4,573,565 and $10,766,330, respectively) (c) (Cost $6,192,000, $4,573,000 and $10,765,000, respectively)	4.445	02/01/06	6,192	6,192,000	$4,573	$4,573,000	10,765	10,765,000
Total Short-Term Investments
(Cost $6,437,207, $4,573,000 and $11,010,207, respectively)				6,437,208		4,573,000		11,010,208
Total Investments
(Cost$172,774,267,$129,381,869and$302,156,136,respectively)(d)(e)		99.8%		$199,764,135		$145,400,398		$345,164,533

Morgan Stanley Balanced Growth Fund
Pro-Forma Portfolio of Investments as of January 31, 2006
(unaudited)

ADR	American Depositary Receipt.

ARM	Adjustable Rate Mortgage.

ARS	Adjustable Registered Shares.

IO	Interest-Only Security.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

***	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $38,850.

†	Resale is restricted; acquired 12/13/95 at a cost basis of $21,129.

(a)	Securities with total market value equal to $11,583,999 have been valued at their fair value as determined in good faith under procedures established by and under general supervision of the Fund’s Trustees.

(b)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(c)	Collateralized by federal agency and U.S. Treasury obligations.

(d)	Securities have been designated as collateral in an amount equal to $11,583,999 in connection with open futures contracts and securities purchased on a forward commitment basis.

(e)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Morgan Stanley Balanced Growth Fund	$29,837,579	$4,553,712	$25,283,867
Morgan Stanley Income Builder Fund	21,822,910	5,867,565	15,955,345
Combined	$51,660,489	$10,421,277	$41,239,212

Futures Contracts Open At January 31, 2006 (for Morgan Stanley Balanced Growth and Combined Fund):

Number of Contracts	Long/Short	Description, Delivery Month and Year	Underlying Face Amount at Value	Unrealized Appreciation/ Depreciation
18	Short	U.S. Treasury Bonds 20 Year, March 2006	$(2,031,188)	$(14,426)
38	Short	U.S. Treasury Notes 2 Year, March 2006	(7,784,063)	16,050
12	Short	U.S. Treasury Notes 5 Year, March 2006	(1,268,813)	108
2	Short	U.S. Treasury Notes 5 Year, June 2006	(211,375)	174
3	Short	U.S. Treasury Notes 10 Year, March 2006	(325,313)	(8)
		Net Unrealized Appreciation		$1,898

See Notes to Pro-Forma Financial Statements.

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Common Stocks (54.5%)
Aerospace & Defense (1.2%)
Northrop Grumman Corp.	24,330	$1,511,623	10,090	$626,892	15,470	$961,151	49,890	$3,099,666
Raytheon Co.	35,800	1,466,726	14,720	603,078	23,770	973,857	74,290	3,043,661
		2,978,349		1,229,970		1,935,008		6,143,327
Beverages: Alcoholic (0.4%)
Diageo PLC (ADR) (United Kingdom)	18,150	1,089,363	7,590	455,552	11,750	705,235	37,490	2,250,150
Beverages: Non-Alcoholic (0.8%)
Coca-Cola Co. (The)	50,100	2,073,138	21,540	891,325	32,500	1,344,850	104,140	4,309,313
Biotechnology (0.6%)
Chiron Corp.*	36,400	1,659,840	14,330	653,448	22,900	1,044,240	73,630	3,357,528
Broadcasting (1.0%)
Clear Channel Communications, Inc.	87,680	2,566,394	37,440	1,095,869	56,150	1,643,510	181,270	5,305,773
Casinos/Gaming (0.0%)
Fitzgeralds Gaming Corp. † (a)	—	—	—	—	4,685	—	4,685	—
Chemicals: Major Diversified (2.1%)
Bayer AG (ADR) (Germany)	94,590	3,954,808	40,440	1,690,796	62,080	2,595,565	197,110	8,241,169
Dow Chemical Co. (The)	25,060	1,060,038	10,760	455,148	16,960	717,408	52,780	2,232,594
Lanxess (Germany)	—	—	—	—	7,618	240,996	7,618	240,996
		5,014,846		2,145,944		3,553,969		10,714,759
Computer Processing Hardware (0.5%)
Hewlett-Packard Co.	40,000	1,247,200	17,060	531,931	26,600	829,388	83,660	2,608,519
Department Stores (0.4%)
Kohl's Corp.*	23,950	1,063,141	10,300	457,217	15,550	690,264	49,800	2,210,622
Discount Stores (0.8%)
Wal-Mart Stores, Inc.	43,450	2,003,480	18,870	870,096	28,050	1,293,385	90,370	4,166,961
Electric Utilities (1.9%)
American Electric Power Co., Inc.	38,700	1,444,284	15,410	575,101	24,900	929,268	79,010	2,948,653
Entergy Corp.	25,010	1,738,445	10,670	741,672	16,340	1,135,793	52,020	3,615,910
FirstEnergy Corp.	29,790	1,492,479	12,060	604,206	19,160	959,916	61,010	3,056,601
		4,675,208		1,920,979		3,024,977		9,621,164
Finance/Rental/Leasing (1.1%)
Freddie Mac	39,050	2,649,933	16,770	1,138,012	25,510	1,731,109	81,330	5,519,054
Financial Conglomerates (3.8%)
Citigroup, Inc.	75,120	3,499,090	32,060	1,493,355	50,093	2,333,332	157,273	7,325,777

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
JPMorgan Chase & Co.	114,154	$4,537,621	45,446	$1,806,478	72,032	$2,863,272	231,632	$9,207,371
State Street Corp.	25,800	1,559,868	11,090	670,501	16,500	997,590	53,390	3,227,959
		9,596,579		3,970,334		6,194,194		19,761,107
Food: Major Diversified (1.3%)
Unilever N.V. (ADR) (NY Registered Shares) (Netherlands)	46,450	3,260,790	19,980	1,402,596	30,150	2,116,530	96,580	6,779,916
Food: Specialty/Candy (0.5%)
Cadbury Schweppes PLC (ADR) (United Kingdom)	34,100	1,358,203	14,870	592,272	22,400	892,192	71,370	2,842,667
Household/Personal Care (0.6%)
Avon Products, Inc.	11,150	315,768	4,950	140,184	7,250	205,320	23,350	661,272
Procter & Gamble Co. (The)	18,550	1,098,716	7,920	469,102	11,900	704,837	38,370	2,272,655
		1,414,484		609,286		910,157		2,933,927
Industrial Conglomerates (2.7%)
General Electric Co.	96,300	3,153,825	40,770	1,335,217	60,760	1,989,890	197,830	6,478,932
Ingersoll-Rand Co. Ltd. (Class A) (Bermuda)	28,680	1,126,264	12,180	478,309	18,076	709,845	58,936	2,314,418
Siemens AG (ADR) (Germany)	26,000	2,381,600	11,140	1,020,424	16,600	1,520,560	53,740	4,922,584
		6,661,689		2,833,950		4,220,295		13,715,934
Insurance Brokers/Services (0.8%)
Marsh & McLennan Companies, Inc.	64,390	1,956,812	27,400	832,686	42,900	1,303,731	134,690	4,093,229
Integrated Oil (3.2%)
BP PLC (ADR) (United Kingdom)	31,220	2,257,518	13,120	948,707	20,120	1,454,877	64,460	4,661,102
ConocoPhillips	34,520	2,233,444	14,780	956,266	22,236	1,438,669	71,536	4,628,379
Exxon Mobil Corp.	14,940	937,485	6,240	391,560	9,620	603,655	30,800	1,932,700
Royal Dutch Shell PLC (ADR) (Class A) (United Kingdom)	36,470	2,483,972	15,010	1,022,331	23,400	1,593,774	74,880	5,100,077
		7,912,419		3,318,864		5,090,975		16,322,258
Investment Banks/Brokers (2.8%)
Goldman Sachs Group, Inc. (The)	7,000	988,750	3,010	425,163	4,550	642,687	14,560	2,056,600
Merrill Lynch & Co., Inc.	53,310	4,001,982	22,550	1,692,828	34,300	2,574,901	110,160	8,269,711
Schwab (Charles) Corp. (The)	131,700	1,947,843	56,980	842,734	83,300	1,232,007	271,980	4,022,584
		6,938,575		2,960,725		4,449,595		14,348,895
Life/Health Insurance (0.2%)
Aegon N.V. (NY Registered Shares) (Netherlands)	35,600	574,584	15,130	244,198	23,400	377,676	74,130	1,196,458

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Major Banks (1.6%)
Bank of America Corp.	53,375	$2,360,776	21,922	$969,610	33,089	$1,463,526	108,386	$4,793,912
PNC Financial Services Group	24,600	1,595,556	9,950	645,357	15,790	1,024,139	50,340	3,265,052
		3,956,332		1,614,967		2,487,665		8,058,964
Major Telecommunications (2.9%)
France Telecom S.A. (ADR) (France)	61,100	1,391,858	26,770	609,821	40,300	918,034	128,170	2,919,713
Sprint Nextel Corp.	139,156	3,185,281	59,522	1,362,459	91,026	2,083,585	289,704	6,631,325
Verizon Communications Inc.	80,680	2,554,329	35,580	1,126,463	53,110	1,681,463	169,370	5,362,255
		7,131,468		3,098,743		4,683,082		14,913,293
Managed Health Care (0.9%)
CIGNA Corp.	17,300	2,103,680	7,340	892,544	11,700	1,422,720	36,340	4,418,944
Media Conglomerates (2.9%)
CBS Corp. (Class B)	25,050	654,556	10,320	269,662	16,050	419,387	51,420	1,343,605
Disney (Walt) Co. (The)	84,330	2,134,392	36,040	912,172	55,420	1,402,680	175,790	4,449,244
Time Warner, Inc.	189,600	3,323,688	80,150	1,405,029	124,820	2,188,095	394,570	6,916,812
Viacom Inc. – (Class B) (Non-Voting)	25,050	1,039,074	10,320	428,074	16,050	665,754	51,420	2,132,902
		7,151,710		3,014,937		4,675,916		14,842,563
Medical Specialties (1.0%)
Applera Corp. – Applied Biosystems Group	21,300	603,642	9,020	255,627	13,800	391,092	44,120	1,250,361
Bausch & Lomb, Inc.	20,550	1,388,152	7,880	532,294	13,290	897,740	41,720	2,818,186
Boston Scientific Corp.*	21,100	461,457	9,200	201,204	14,000	306,180	44,300	968,841
		2,453,251		989,125		1,595,012		5,037,388
Motor Vehicles (0.5%)
Honda Motor Co., Ltd. (ADR) (Japan)	41,890	1,191,770	17,970	511,247	27,550	783,797	87,410	2,486,814
Multi-Line Insurance (0.5%)
Hartford Financial Services Group, Inc. (The)	15,530	1,277,032	6,610	543,540	9,790	805,032	31,930	2,625,604
Oil & Gas Pipelines (0.2%)
Williams Companies, Inc. (The)	—	—	—	—	34,000	810,560	34,000	810,560
Oil Refining/Marketing (0.4%)
Valero Energy Corp.	14,480	903,986	5,950	371,459	9,280	579,350	29,710	1,854,795
Oilfield Services/Equipment (1.4%)
Schlumberger Ltd. (Netherlands Antilles)	26,970	3,437,327	11,410	1,454,204	18,210	2,320,865	56,590	7,212,396
Packaged Software (1.1%)
Symantec Corp.*	151,200	2,779,056	64,490	1,185,326	99,100	1,821,458	314,790	5,785,840

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Pharmaceuticals: Major (7.6%)
Bristol-Myers Squibb Co.	142,220	$3,241,194	60,020	$1,367,856	92,990	$2,119,242	295,230	$6,728,292
GlaxoSmithKline PLC (ADR) (United Kingdom)	24,700	1,265,628	10,580	542,119	16,200	830,088	51,480	2,637,835
Lilly (Eli) & Co.	39,200	2,219,504	16,870	955,179	25,200	1,426,824	81,270	4,601,507
Pfizer, Inc.	78,900	2,026,152	33,210	852,833	53,300	1,368,744	165,410	4,247,729
Roche Holdings Ltd. (ADR) (Switzerland)	43,760	3,459,228	18,870	1,491,673	28,720	2,270,316	91,350	7,221,217
Sanofi-Aventis (ADR) (France)	36,700	1,688,200	15,670	720,820	23,660	1,088,360	76,030	3,497,380
Schering-Plough Corp.	155,080	2,969,782	66,840	1,279,986	101,870	1,950,811	323,790	6,200,579
Wyeth	46,390	2,145,538	19,770	914,363	29,340	1,356,975	95,500	4,416,876
		19,015,226		8,124,829		12,411,360		39,551,415
Precious Metals (1.1%)
Newmont Mining Corp.	44,530	2,751,954	18,200	1,124,760	29,000	1,792,200	91,730	5,668,914
Property — Casualty Insurers (2.5%)
ACE Ltd. (Cayman Islands)	5,200	284,700	1,560	85,410	3,900	213,525	10,660	583,635
Chubb Corp. (The)	22,750	2,146,462	9,560	901,986	14,910	1,406,759	47,220	4,455,207
St. Paul Travelers Companies, Inc. (The)	55,278	2,508,516	23,254	1,055,267	35,670	1,618,705	114,202	5,182,488
XL Capital Ltd. (Class A) (Cayman Islands)	17,700	1,197,582	7,540	510,156	11,800	798,388	37,040	2,506,126
		6,137,260		2,552,819		4,037,377		12,727,456
Restaurants (0.3%)
McDonald's Corp.	19,840	694,598	8,440	295,484	13,190	461,782	41,470	1,451,864
Semiconductors (1.3%)
Intel Corp.	74,150	1,577,170	31,590	671,919	49,250	1,047,547	154,990	3,296,636
Micron Technology, Inc.*	111,900	1,642,692	47,720	700,530	72,100	1,058,428	231,720	3,401,650
		3,219,862		1,372,449		2,105,975		6,698,286
Specialty Insurance (0.4%)
MGIC Investment Corp.	9,100	600,691	3,900	257,439	6,000	396,060	19,000	1,254,190
PMI Group, Inc. (The)	7,900	341,517	3,400	146,982	5,300	229,119	16,600	717,618
		942,208		404,421		625,179		1,971,808
Specialty Stores (0.2%)
Office Depot, Inc.*	16,800	556,920	7,200	238,680	10,800	358,020	34,800	1,153,620
Telecommunication Equipment (0.4%)
Motorola, Inc.	41,250	936,787	17,600	399,696	27,417	622,640	86,267	1,959,123
Tobacco (0.6%)
Altria Group, Inc.	19,340	1,399,056	8,230	595,358	12,890	932,463	40,460	2,926,877

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

	Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value	Number of Shares	Value
Total Common Stocks
(Cost $108,317,710, $45,395,123, $74,728,059 and
$228,440,892, respectively)		$134,734,510		$56,939,842		$88,683,733		$280,358,085
Convertible Preferred Stocks (2.6%)
Electric Utilities (0.6%)
FPL Group, Inc. $4.00	—	—	—	—	47,000	2,923,400	47,000	2,923,400
Financial Conglomerates (0.4%)
Citigroup Funding Inc. (Series GNW)	—	—	—	—	57,000	1,798,635	57,000	1,798,635
Investment Banks/Brokers (0.3%)
Lehman Brothers Holdings Inc. (Series GIS) $1.5625	—	—	—	—	62,000	1,608,280	62,000	1,608,280
Life/Health Insurance (0.4%)
MetLife, Inc. (Series B) $1.5938	—	—	—	—	72,000	1,980,000	72,000	1,980,000
Pharmaceuticals: Major (0.3%)
Schering-Plough Corp. $3.00	—	—	—	—	25,500	1,307,640	25,500	1,307,640
Property/Casualty Insurance (0.3%)
Travelers Property Casualty Corp. $1.125	—	—	—	—	70,000	1,782,900	70,000	1,782,900
Telecommunications Equipment (0.3%)
Lucent Technologies Capital Trust $77.50	—	—	—	—	1,800	1,746,000	1,800	1,746,000
Total Convertible Preferred Stocks
(Cost $0, $0, $12,297,475 and $12,297,475, respectively)		—		—		13,146,855		13,146,855

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Corporate Bonds (12.6%)
Advertising/Marketing Services (0.1%)
WPP Finance (UK) Corp. – (United Kingdom)	5.875%	06/15/14	$105	$105,819	$190	$191,482	—	—	$295	$297,301
Aerospace & Defense (0.2%)
Northrop Grumman Corp.	4.079	11/16/06	105	104,334	235	233,510	—	—	340	337,844
Raytheon Co.	6.15	11/01/08	80	82,206	—	—	—	—	80	82,206
Raytheon Co.	8.30	03/01/10	—	—	150	167,298	—	—	150	167,298
Systems 2001 Asset Trust – 144A** (Cayman Islands)	6.664	09/15/13	202	215,460	373	397,773	—	—	574	613,233
				402,000		798,581		—		1,200,581
Agricultural Commodities/Milling (0.5%)
Corn Products International Inc.	8.25	07/15/07	—	—	—	—	$2,250	$2,341,361	2,250	2,341,361
Air Freight/Couriers (0.1%)
Fedex Corp.	2.65	04/01/07	95	92,407	225	218,860	—	—	320	311,267
Airlines (0.1%)
America West Airlines, Inc. (Series 01-1)	7.10	04/02/21	117	123,464	334	352,753	—	—	451	476,217
Southwest Airlines Co. (Series 01-1)	5.496	11/01/06	75	75,239	195	195,621	—	—	270	270,860
				198,703		548,374		—		747,077
Apparel/Footwear Retail (0.5%)
Tommy Hilfiger USA Inc.	6.85	06/01/08	—	—	—	—	2,250	2,317,500	2,250	2,317,500
Limited Brands, Inc.	6.95	03/01/33	90	89,830	175	174,668	—	—	265	264,498
				89,830		174,668		2,317,500		2,581,998
Beverages: Alcoholic (0.2%)
FBG Finance Ltd.- 144A** (Australia)	5.125	06/15/15	150	144,597	305	294,014	—	—	455	438,611
Miller Brewing Co. – 144A**	4.25	08/15/08	150	146,937	290	284,079	—	—	440	431,016
				291,534		578,093		—		869,627
Broadcasting (0.6%)
Clear Channel Communications, Inc.	8.00	11/01/08	—	—	—	—	2,800	2,973,348	2,800	2,973,348
Cable/Satellite TV (0.2%)
Comcast Cable Communications Inc.	6.75	01/30/11	95	100,168	135	142,345	—	—	230	242,513
Lenfest Communications Corp.	7.625	02/15/08	20	20,888	40	41,776	—	—	60	62,664
Cox Communications, Inc.	4.625	01/15/10	110	106,324	240	231,980	—	—	350	338,304
CSC Holdings, Inc.	7.625	07/15/18	—	—	—	—	125	120,000	125	120,000
TCI Communications, Inc.	7.875	02/15/26	80	90,904	105	119,312	—	—	185	210,216
				318,284		535,413		120,000		973,697

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Casino/Gaming (0.1%)
Harrah's Operating Co., Inc.	5.625%	06/01/15	$220	$215,456	$360	$352,564	—	—	$580	$568,020
Chemicals: Major Diversified (0.0%)
ICI Wilmington Inc.	4.375	12/01/08	70	68,063	170	165,295	—	—	240	233,358
Containers/Packaging (0.1%)
Sealed Air Corp. – 144A**	5.625	07/15/13	200	197,840	355	351,166	—	—	555	549,006
Department Stores (0.0%)
Federated Department Stores, Inc.	6.625	09/01/08	—	—	50	51,645	—	—	50	51,645
May Department Stores Co., Inc.	5.95	11/01/08	—	—	80	81,499	—	—	80	81,499
				—		133,144		—		133,144
Drugstore Chains (0.1%)
CVS Corp.	5.625	03/15/06	275	275,165	290	290,174	—	—	565	565,339
Electric Utilities (1.2%)
Ameren Corp.	4.263	05/15/07	150	148,167	280	276,579	—	—	430	424,746
Arizona Public Service Co.	5.80	06/30/14	145	146,779	305	308,743	—	—	450	455,522
Arizona Public Service Co.	6.75	11/15/06	45	45,519	75	75,866	—	—	120	121,385
Carolina Power & Light Co.	5.125	09/15/13	150	148,604	265	262,534	—	—	415	411,138
CC Funding Trust I	6.90	02/16/07	160	162,719	305	310,184	—	—	465	472,903
Cincinnati Gas & Electric Co.	5.70	09/15/12	75	76,216	145	147,351	—	—	220	223,567
CMS Energy Corp.	7.50	01/15/09	—	—	—	—	$100	$103,500	100	103,500
Consolidated Natural Gas Co.	5.00	12/01/14	80	77,259	140	135,202	—	—	220	212,461
Consolidated Natural Gas Co. (Series C)	6.25	11/01/11	110	115,611	230	241,733	—	—	340	357,344
Consumers Energy Co.	4.80	02/17/09	85	83,838	180	177,540	—	—	265	261,378
Detroit Edison Co. (The)	6.125	10/01/10	70	72,676	130	134,970	—	—	200	207,646
Entergy Gulf States, Inc.	3.60	06/01/08	55	52,899	90	86,561	—	—	145	139,460
Entergy Gulf States, Inc.	4.81	12/01/09	90	87,947	195	190,552	—	—	285	278,499
Exelon Corp.	6.75	05/01/11	80	84,908	165	175,123	—	—	245	260,031
FPL Group Capital Inc.	3.25	04/11/06	180	179,460	385	383,846	—	—	565	563,306
MidAmerican Energy Holdings	7.63	10/15/07	—	—	—	—	50	51,944	50	51,944
Niagara Mohawk Power (Series G)	7.75	10/01/08	—	—	—	—	175	186,109	175	186,109
Pacific Gas & Electric Co.	6.05	03/01/34	145	148,139	270	275,844	—	—	415	423,983
Panhandle Eastern Pipe Line Co. (Series B)	2.75	03/15/07	30	29,195	70	68,121	—	—	100	97,316
Public Service Electric & Gas Co. (Series MTNB)	5.00	01/01/13	100	98,369	220	216,411	—	—	320	314,780
Texas Eastern Transmission, LP	7.00	07/15/32	75	86,142	155	178,027	—	—	230	264,169
Wisconsin Electric Power Co.	3.50	12/01/07	110	107,047	205	199,497	—	—	315	306,544
				1,951,494		3,844,684		341,553		6,137,731

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Electrical Products (0.1%)
Cooper Industries Inc.	5.25%	07/01/07	$125	$125,183	$240	$240,350	—	—	$365	$365,533
Cooper Industries Inc. – 144A**	5.25	11/15/12	135	134,768	245	244,579	—	—	380	379,347
				259,951		484,929		—		744,880
Electronics/Appliances (0.0%)
LG Electronics Inc. – 144A** (South Korea)	5.00	06/17/10	80	78,144	160	156,288	—	—	240	234,432
Finance/Rental/Leasing (0.9%)
CIT Group, Inc.	2.875	09/29/06	100	98,730	240	236,951	—	—	340	335,681
CIT Group, Inc.	4.75	08/15/08	100	99,456	190	188,967	—	—	290	288,423
CIT Group, Inc.	7.375	04/02/07	50	51,311	—	—	—	—	50	51,311
Countrywide Home Loans, Inc. (Series MTN)	3.25	05/21/08	210	201,443	390	374,109	—	—	600	575,552
MBNA Corp.	4.72	05/05/08	180	181,547	375	378,224	—	—	555	559,771
MBNA Corp.	6.125	03/01/13	150	157,895	260	273,684	—	—	410	431,579
Nationwide Building Society – 144A** (United Kingdom)	4.25	02/01/10	200	194,312	385	374,051	—	—	585	568,363
Residential Capital Corp.	6.375	06/30/10	295	302,684	560	574,586	—	—	855	877,270
SLM Corp.	4.00	01/15/10	105	100,795	200	191,990	—	—	305	292,785
SLM Corp. (Series MTNA)	5.00	10/01/13	160	156,262	320	312,524	—	—	480	468,786
				1,544,435		2,905,086		—		4,449,521
Financial Conglomerates (0.7%)
Associates Corp. of North America	6.25	11/01/08	500	516,440	500	516,440	—	—	1,000	1,032,880
Bank One Corp. (Series MTNA)	6.00	02/17/09	180	183,762	230	234,807	—	—	410	418,569
Chase Manhattan Corp.	6.00	02/15/09	170	174,026	370	378,763	—	—	540	552,789
Chase Manhattan Corp.	7.00	11/15/09	10	10,648	80	85,180	—	—	90	95,828
Citigroup Inc.	5.75	05/10/06	—	—	255	255,663	—	—	255	255,663
Citigroup Inc.	6.00	02/21/12	—	—	125	130,822	—	—	125	130,822
General Electric Capital Corp.	4.25	12/01/10	100	96,688	165	159,536	—	—	265	256,224
General Electric Capital Corp. (Series MTNA)	6.75	03/15/32	215	250,506	450	524,315	—	—	665	774,821
				1,232,070		2,285,526		—		3,517,596
Food Retail (0.1%)
Kroger Co.	7.50	04/01/31	185	207,124	355	397,455	—	—	540	604,579
Food: Major Diversified (0.1%)
Conagra Foods, Inc.	7.00	10/01/28	60	63,414	100	105,691	—	—	160	169,105
Conagra, Inc.	8.25	09/15/30	65	78,274	130	156,547	—	—	195	234,821
Heinz (H.J.) Co. – 144A**	6.428	12/01/08	85	87,535	155	159,623	—	—	240	247,158
Kraft Foods Inc.	5.25	06/01/07	—	—	115	115,171	—	—	115	115,171
				229,223		537,032		—		766,255

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Forest Products (0.0%)
Weyerhaeuser Co.	6.125%	03/15/07	—	—	$19	$19,157	—	—	$19	$19,157
Gas Distributors (0.2%)
NiSource Finance Corp.	4.95††	11/23/09	$90	$90,385	195	195,834	—	—	285	286,219
Ras Laffan Liquid Natural Gas Co. Ltd. – 144A** (Qatar)	8.294	03/15/14	120	137,865	295	338,918	—	—	415	476,783
Sempra Energy	4.621	05/17/07	90	89,428	180	178,856	—	—	270	268,284
				317,678		713,608		—		1,031,286
Home Furnishings (0.1%)
Mohawk Industries Inc.	6.125	01/15/16	95	95,700	180	181,327	—	—	275	277,027
Mohawk Industries, Inc. (Series D)	7.20	04/15/12	85	90,111	155	164,319	—	—	240	254,430
				185,811		345,646		—		531,457
Homebuilding (0.6%)
D.R. Horton Inc.	8.00	02/01/09	—	—	—	—	$75	$80,138	75	80,138
Toll Corp.	8.25	02/01/11	—	—	—	—	2,800	2,915,500	2,800	2,915,500
				—		—		2,995,638		2,995,638
Hotels/Resorts/Cruiselines (1.0%)
Hyatt Equities LLC – 144A**	6.875	06/15/07	120	122,039	305	310,183	—	—	425	432,222
Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	—	—	—	—	3,700	4,070,000	3,700	4,070,000
Starwood Hotels & Resorts Worldwide, Inc.	7.375	11/15/15	—	—	—	—	400	436,000	400	436,000
				122,039		310,183		4,506,000		4,938,222
Household/Personal Care (0.1%)
Clorox Co. (The)	4.613	12/14/07	165	165,387	350	350,820	—	—	515	516,207
								—
Industrial Conglomerates (0.1%)
Textron Financial Corp.	4.125	03/03/08	95	93,463	200	196,763	—	—	295	290,226
Textron Financial Corp.	5.125	02/03/11	90	89,969	130	129,955	—	—	220	219,924
				183,432		326,718		—		510,150
Insurance Brokers/Services (0.3%)
Farmers Exchange Capital – 144A**	7.05	07/15/28	355	370,568	670	699,382	—	—	1,025	1,069,950
Marsh & McLennan Companies, Inc.	5.375	07/15/14	240	234,583	480	469,166	—	—	720	703,749
				605,151		1,168,548		—		1,773,699
Investment Banks/Brokers (0.1%)
Goldman Sachs Group Inc. (The)	6.60	01/15/12	115	122,779		—	—	—	115	122,779
Goldman Sachs Group Inc. (The)	5.25	10/15/13	65	64,421	345	368,336	—	—	410	432,757
				187,200		368,336		—		555,536

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Major Banks (0.2%)
Bank of New York Co., Inc. (The)	5.20%	07/01/07	$50	$50,149	$120	$120,357	—	—	$170	$170,506
Bank of New York Co., Inc. (The) (Series BKNT)	3.80	02/01/08	—	—	250	244,671	—	—	250	244,671
HSBC Finance Corp.	6.75	05/15/11	65	69,445	225	240,386	—	—	290	309,831
Huntington National Bank (Series BKNT)	4.375	01/15/10	—	—	250	243,378	—	—	250	243,378
				119,594		848,792		—		968,386
Major Telecommunications (0.5%)
Deutsche Telekom International Finance Corp. NV (Netherlands)	8.25	06/15/30	165	206,456	320	400,399	—	—	485	606,855
France Telecom S.A. (France)	8.75	03/01/31	155	203,162	315	412,878	—	—	470	616,040
SBC Communications, Inc.	6.15	09/15/34	95	93,845	185	182,752	—	—	280	276,597
Sprint Capital Corp.	8.75	03/15/32	40	52,466	70	91,815	—	—	110	144,281
Telecom Italia Capital SA (Luxembourg)	4.00	11/15/08	85	82,336	190	184,045	—	—	275	266,381
Telecom Italia Capital SA (Luxembourg)	4.00	01/15/10	125	118,850	225	213,931	—	—	350	332,781
Verizon New England Inc.	6.50	09/15/11	275	282,914	300	308,633	—	—	575	591,547
				1,040,029		1,794,453		—		2,834,482
Managed Health Care (0.1%)
Anthem, Inc.	6.80	08/01/12	—	—	30	32,480	—	—	30	32,480
WellPoint Health Networks Inc.	6.375	06/15/06	100	100,523	345	346,803	—	—	445	447,326
WellPoint Inc.	3.75	12/14/07	30	29,314	—	—	—	—	30	29,314
				129,837		379,283		—		509,120
Media Conglomerates (0.1%)
News America Holdings, Inc.	7.75	02/01/24	60	66,833	90	100,249	—	—	150	167,082
News America Inc.	7.125	04/08/28	20	21,242	—	—	—	—	20	21,242
News America Inc.	7.28	06/30/28	30	32,355	115	124,028	—	—	145	156,383
News America Inc. – 144A**	6.40	12/15/35	30	29,973	50	49,955	—	—	80	79,928
				150,403		274,232		—		424,635
Medical Specialties (0.1%)
Baxter Finco BV – 144A** (Netherlands)	4.75	10/15/10	155	152,373	300	294,915	—	—	455	447,288
Miscellaneous Manufacturing (0.0%)
Amatek Inc.	7.20	07/15/08	—	—	—	—	$200	$207,705	200	207,705
Motor Vehicles (0.1%)
DaimlerChrysler North American Holdings Co.	8.50	01/18/31	105	127,684	145	176,326	—	—	250	304,010

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Multi-Line Insurance (0.4%)
AIG Sun America Global Finance VI – 144A**	6.30%	05/10/11	$355	$375,343	$735	$777,119	—	—	$1,090	$1,152,462
American General Finance Corp (Series MTNF)	5.875	07/14/06	—	—	190	190,923	—	—	190	190,923
American General Finance Corp. (Series MTNH)	4.625	09/01/10	170	165,741	130	126,743	—	—	300	292,484
American General Finance Corp. (Series MTNI)	4.625	05/15/09	20	19,791	—	—	—	—	20	19,791
AXA Financial Inc.	6.50	04/01/08	40	41,351	85	87,871	—	—	125	129,222
Hartford Financial Services Group, Inc. (The)	2.375	06/01/06	50	49,599	120	119,037	—	—	170	168,636
International Lease Finance Corp.	3.75	08/01/07	55	53,955	135	132,435	—	—	190	186,390
				705,780		1,434,128		—		2,139,908
Other Consumer Specialties (0.0%)
Boyds Collection Ltd. (Series B) (a)	9.00	05/15/08	—	—	—	—	$79	$7,900	79	7,900
Other Metals/Minerals (0.1%)
Brascan Corp. (Canada)	7.125	06/15/12	125	135,399	235	254,551	—	—	360	389,950
Property – Casualty Insurers (0.4%)
Mantis Reef Ltd. – 144A** (Australia)	4.692	11/14/08	200	196,177	460	451,207	—	—	660	647,384
Platinum Underwriters Finance Holdings, Ltd.	6.371	11/16/07	115	115,168	220	220,322	—	—	335	335,490
Platinum Underwriters Finance Holdings, Ltd.	7.50	06/01/17	90	92,019	175	178,925	—	—	265	270,944
St. Paul Travelers Companies, Inc. (The)	5.01	08/16/07	155	154,616	315	314,220	—	—	470	468,836
XLLIAC Global Funding – 144A**	4.80	08/10/10	210	206,698	420	413,396	—	—	630	620,094
				764,678		1,578,070		—		2,342,748
Publishing: Newspapers (0.4%)
Knight Ridder, Inc.	5.75	09/01/17	105	90,100	195	167,329	—	—	300	257,429
Media General Inc.	6.95	09/01/06	—	—	—	—	2,000	2,012,496	2,000	2,012,496
				90,100		167,329		2,012,496		2,269,925
Pulp & Paper (0.1%)
Sappi Papier Holding AG – 144A** (Austria)	6.75	06/15/12	95	89,135	195	182,960	—	—	290	272,095
Railroads (0.3%)
Burlington North Santa Fe Railway Co.	4.575	01/15/21	70	67,408	153	146,712	—	—	223	214,120
Burlington North Santa Fe Railway Co.	6.125	03/15/09	110	113,430	190	195,924	—	—	300	309,354
Norfolk Southern Corp.	7.35	05/15/07	85	87,518	175	180,183	—	—	260	267,701
Union Pacific Corp.	3.625	06/01/10	—	—	105	98,872	—	—	105	98,872
Union Pacific Corp.	6.625	02/01/08	60	61,800	35	36,050	—	—	95	97,850
Union Pacific Corp.	6.65	01/15/11	55	58,350	—	—	—	—	55	58,350

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Union Pacific Corp - 144A**	5.214%	09/30/14	—	—	$100	$99,299	—	—	$100	$99,299
Union Pacific Corp. (Series MTNE)	6.79	11/09/07	$40	$41,183	110	113,254	—	—	150	154,437
				429,689		870,294		—		1,299,983
Real Estate Development (0.1%)
World Financial Properties – 144A**	6.95	09/01/13	—	—	389	407,633	—	—	389	407,633
World Financial Properties – 144A** (Series 1996 WFP- B)	6.91	09/01/13	326	342,131	395	413,976	—	—	721	756,107
				342,131		821,609		—		1,163,740
Real Estate Investment Trusts (0.1%)
EOP Operating L.P.	6.763	06/15/07	—	—	185	188,267	—	—	185	188,267
EOP Operating L.P.	4.75	03/15/14	10	9,429	—	—	—	—	10	9,429
EOP Operating L.P.	7.875	07/15/31	80	93,206	—	—	—	—	80	93,206
				102,635		188,267		—		290,902
Regional Banks (0.1%)
Marshall & Ilsley Bank (Series BKNT)	3.80	02/08/08	240	235,499	465	456,278	—	—	705	691,777
Savings Banks (0.4%)
Household Finance Corp.	4.125	12/15/08	85	82,875	195	190,124	—	—	280	272,999
Household Finance Corp.	5.875	02/01/09	105	107,308	70	71,539	—	—	175	178,847
Household Finance Corp.	6.375	10/15/11	45	47,444	105	110,703	—	—	150	158,147
Household Finance Corp.	6.40	06/17/08	115	118,331	230	236,662	—	—	345	354,993
Sovereign Bank (Series CD)	4.00	02/01/08	100	98,170	100	98,170	—	—	200	196,340
Washington Mutual Bank	5.50	01/15/13	95	95,248	195	195,510	—	—	290	290,758
Washington Mutual Inc.	8.25	04/01/10	115	127,342	230	254,683	—	—	345	382,025
				676,718		1,157,391		—		1,834,109
Trucks/Construction/Farm Machinery (0.6%)
Caterpillar Financial Services Corp. (Series MTNF)	3.625	11/15/07	40	39,101	70	68,427	—	—	110	107,528
Caterpillar Financial Services Corp. (Series MTNF)	4.44†	08/20/07	185	185,422	340	340,776	—	—	525	526,198
Navistar International (Series B)	9.375	06/01/06	—	—	—	—	$2,300	$2,334,500	2,300	2,334,500
				224,523		409,203		2,334,500		2,968,226
Wireless Telecommunications (0.1%)
Vodafone Group PLC (United Kingdom)	4.611†	12/28/07	150	150,045	285	285,086	—	—	435	435,131
Total Corporate Bonds
(Cost $15,073,921, $30,032,446, $19,636,957 and $64,743,324, respectively)				15,190,492		30,124,997		20,158,001		65,473,490

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Convertible Bonds (3.7%)
Airlines (0.5%)
Continental Airlines Inc.	4.50%	02/01/07	—	—	—	—	$2,800	$2,719,500	$2,800	$2,719,500
Cable/Satellite Tv (0.4%)
Echostar Communications Corp.	5.75	05/15/08	—	—	—	—	2,000	1,970,000	2,000	1,970,000
Electric Utilities (0.2%)
PG&E Corp.	9.50	06/30/10	—	—	—	—	297	833,828	297	833,828
Electronic Components (0.5%)
SCI Systems, Inc.	3.00	03/15/07	—	—	—	—	1,000	972,500	1,000	972,500
Veeco Instruments, Inc.	4.125	12/21/08	—	—	—	—	1,900	1,812,125	1,900	1,812,125
				—		—		2,784,625		2,784,625
Hotels/Resorts/Cruiselines (0.5%)
Hilton Hotels Corp. – 144A**	3.375	04/15/23	—	—	—	—	2,000	2,472,500	2,000	2,472,500
Household/Personal Care (0.5%)
Church & Dwight Co., Inc. – 144A**	5.25	08//15/33	—	—	—	—	2,000	2,602,500	2,000	2,602,500
Internet Retail (0.2%)
Amazon.com, Inc.	4.75	02/01/09	—	—	—	—	1,214	1,179,098	1,214	1,179,098
Investment Banks/Brokers (0.2%)
E*Trade Financial Corp.	6.00	02/01/07	—	—	—	—	741	775,271	741	775,271
Media Conglomerates (0.4%)
Walt Disney Co. (The)	2.125	04/15/23	—	—	—	—	1,920	1,972,800	1,920	1,972,800
Semiconductors (0.3%)
Skyworks Solutions, Inc.	4.75	11/15/07	—	—	—	—	1,550	1,528,687	1,550	1,528,687
Total Convertible Bonds
(Cost $0, $0, $18,146,378 and $18,146,378, respectively)				—		—		18,838,809		18,838,809
Foreign Government Obligations (0.1%)
United Mexican States (Mexico)	8.375	01/14/11	$60	$68,250	$160	$182,000	—	—	220	250,250
United Mexican States (Mexico) (Series MTN)	8.30	08/15/31	20	25,250	—	—	—	—	20	25,250
Total Foreign Government Obligations(Cost $91,824, $182,604, $0 and $274,428, respectively)				93,500		182,000		—		275,500
U.S Government Obligations (13.0%)
U.S. Treasury Bonds
	6.375	08/15/27	225	274,298	—	—	—	—	225	274,298
	7.625	02/15/25	4,200	5,704,125	5,000	6,790,625	—	—	9,200	12,494,750
	8.125	08/15/19 – 08/15/21	3,705	5,044,554			—	—	3,705	5,044,554
U.S. Treasury Notes					7,100	9,714,038			7,100	9,714,038
	1.625	02/28/06	280	279,530	—	—	—	—	280	279,530
	3.875	02/15/13	2,400	2,306,158	—	—	—	—	2,400	2,306,158
	4.25	08/15/13 – 11/15/13	9,855	9,674,668	19,565	19,207,050	—	—	29,420	28,881,718

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
	4.625%	05/15/06	$120	$120,066	—	—	—	—	$120	$120,066
U.S. Treasury Strips	0.00	02/15/25 – 02/15/27	4,250	1,858,913	$13,695	$5,900,547	—	—	17,945	7,759,460
Total U.S. Government Obligations
(Cost $24,844,295, $40,422,790, $0 and $65,267,085, respectively)				25,262,312		41,612,260		—		66,874,572
Mortgage-Backed Securities (4.0%)
Federal Home Loan Mortgage Corp. Gold
	6.50	01/01/31	—	—	155	159,592	—	—	155	159,592
	7.50	06/01/11 – 06/01/32	76	79,379	411	431,701	—	—	487	511,080
Federal National Mortgage Assoc.
.	6.50	07/01/32 – 06/01/33	235	241,666	761	781,885	—	—	996	1,023,551
.	7.00	07/01/11 – 11/01/35	2,821	2,935,441	5,356	5,568,272	—	—	8,177	8,503,713
.	7.50	08/01/23 – 07/01/32	632	662,842	493	517,223	—	—	1,125	1,180,065
.	8.00	05/01/24 – 02/01/32	359	384,125	536	572,637	—	—	895	956,762
.	9.50	12/01/20	16	17,445	—	—	—	—	16	17,445
Federal National Mortgage Assoc. (ARM)	1.905	01/01/36	1,148	1,179,725	—	—	—	—	1,148	1,179,725
.	4.84	01/01/36	—	—	2,146	2,205,574	—	—	2,146	2,205,574
.	4.603	07/01/33	291	291,073	571	570,951	—	—	862	862,024
.	5.002	01/01/36	1,173	1,205,786	2,121	2,180,677	—	—	3,294	3,386,463
Government National Mortgage Assoc.
.	7.50	09/15/25 – 06/15/27	93	98,492	101	106,305	—	—	194	204,797
.	8.00	04/15/26 – 08/15/26	112	120,635	64	68,877	—	—	176	189,512
Total Mortgage-Backed Securities
(Cost $7,200,826, $13,195,899, $0 and $20,396,725, respectively)				7,216,609		13,163,694		—		20,380,303
Asset-Backed Securities (5.9%)
Finance/Rental/Leasing
American Express Credit Account Master Trust 2002-3 A	4.58†	12/15/09	300	300,591	700	701,379	—	—	1,000	1,001,970
American Express Credit Account Master Trust 2003-3 A	4.58†	11/15/10	600	601,700	1,275	1,278,612	—	—	1,875	1,880,312
Banc of America Securities Auto Trust 2005-WF1 A3	3.99	08/18/09	350	345,624	725	715,935	—	—	1,075	1,061,559
Capital Auto Receivables Asset Trust 2004-2 A	3.35	02/15/08	175	172,906	425	419,915	—	—	600	592,821
Capital Auto Receivables Asset Trust 2005-1 A4	4.05	07/15/09	350	346,062	725	716,843	—	—	1,075	1,062,905
Caterpillar Financial Asset Trust 2005-A A3	3.90	02/25/09	300	296,343	650	642,077	—	—	950	938,420

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Chase Credit Card Master Trust 2001-4 A	5.50%	11/17/08	$335	$336,123	$315	$316,056	—	—	$650	$652,179
CIT Equipment Collateral 2004-EF1 A3	3.50	09/20/08	141	138,722	282	277,444	—	—	422	416,166
CNH Equipment Trust 2005-A A3	4.02	04/15/09	225	222,479	475	469,678	—	—	700	692,157
CNH Equipment Trust 2005-B A3	4.27	01/15/10	450	444,968	900	889,936	—	—	1,350	1,334,904
Daimler Chrysler Auto Trust 2005-B A3	4.04	09/08/09	275	271,910	575	568,539	—	—	850	840,449
Ford Credit Auto Owner Trust 2005B A3	4.17	01/15/09	225	223,216	475	471,234	—	—	700	694,450
GE Dealer Floorplan Master Note Trust 2004-1 A	4.54†	07/20/08	250	250,165	550	550,362	—	—	800	800,527
GE Equipment Small Ticket LLC -2005-2A	4.88	10/22/09	375	374,658	700	699,362	—	—	1,075	1,074,020
Harley-Davidson Motorcycle Trust 2005-1 A2	3.76	12/17/12	400	391,974	900	881,942	—	—	1,300	1,273,916
Harley-Davidson Motorcycle Trust 2005-2 A2	4.07	02/15/12	250	246,000	525	516,600	—	—	775	762,600
Harley Davidson Motorcycle Trust 2005-3 A2	4.41	06/15/12	150	148,540	—	—	—	—	150	148,540
Hertz Vehicle Financing LLC 2005-2A	4.93	02/25/10	225	224,578	425	424,203	—	—	650	648,781
Honda Auto Receivables Owner Trust 2005-2 A3	3.93	01/15/09	200	197,672	400	395,344	—	—	600	593,016
Honda Auto Receivables Owner Trust 2005-3 A3	3.87	04/20/09	325	320,272	650	640,543	—	—	975	960,815
Honda Auto Receivables Owner Trust 2005-6 A3	4.85	10/19/09	300	299,923	575	574,853	—	—	875	874,776
Hyundai Auto Receivables Trust 2005-A A3	3.98	11/16/09	225	221,760	450	443,520	—	—	675	665,280
MBNA Master Credit Card Trust 1999-B A	5.90	08/15/11	150	154,516	140	144,215	—	—	290	298,731
Merrill Auto Trust Securitization 2005-1 A3	4.10	08/25/09	400	395,229	800	790,458	—	—	1,200	1,185,687
National City Auto Receivables Trust 2004-A A4	2.88	05/15/11	275	265,041	575	554,178	—	—	850	819,219
Nissan Auto Receivables Owner Trust 2005-B A3	3.99	07/15/09	400	395,270	825	815,245	—	—	1,225	1,210,515
TXU Electric Delivery Transition Bond Co. LLC 2004-1 A2	4.81	11/17/14	75	74,045	175	172,771	—	—	250	246,816
USAA Auto Owner Trust 2004-2 A-4	3.58	02/15/11	450	441,023	950	931,048	—	—	1,400	1,372,071
USAA Auto Owner Trust 2004-3 A3	3.16	02/17/09	400	394,720	900	888,120	—	—	1,300	1,282,840
USAA Auto Owner Trust 2005-1 A3	3.90	07/15/09	275	271,865	575	568,445	—	—	850	840,310
Volkswagen Auto Lease Trust 2005-A A3	3.82	05/20/08	250	247,595	500	495,191	—	—	750	742,786
Volkswagen Auto Loan Enhanced Trust	4.80	07/20/09	375	374,451	750	748,901	—	—	1,125	1,123,352
Wachovia Auto Owner Trust 2004-B A3	2.91	04/20/09	150	147,941	325	320,538	—	—	475	468,479

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

			Morgan Stanley Balanced Growth Fund		Morgan Stanley Balanced Income Fund		Morgan Stanley Income Builder Fund		Combined
	Coupon Rate	Maturity Date	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value	Principal Amount in Thousands	Value
Wachovia Auto Owner Trust 2005-A A3	4.06%	09/21/09	$200	$197,758	$400	$395,516	—	—	$600	$593,274
Wachovia Auto Owner Trust 2005-B A3	4.79	04/20/10	300	299,548	575	574,133	—	—	875	873,681
World Omni Auto Receivables Trust 2004-A A3	3.29	11/12/08	150	148,490	300	296,979	—	—	450	445,469
Total Asset-Backed Securities
(Cost $10,262,772, $20,462,316, $0 and $30,725,088, respectively)				10,183,678		20,290,115		—		30,473,793
Collateralized Mortgage Obligations (0.4%)
Federal Home Loan Mortgage Corp. Whole Loan 2005-S001 2A2	4.68†	09/25/45	412	412,784	800	801,286	—	—	1,212	1,214,070
Federal National Mortgage Assoc. 2005-68 XI (IO)	6.00	08/25/35	759	233,042	1,518	466,084	—	—	2,277	699,126
Total Collateralized Mortgage Obligations
(Cost $545,712, $1,067,183, $0 and $1,612,895, respectively)				645,826		1,267,370		—		1,913,196
Short-Term Investments (2.8%)
U.S. Government Obligation (b) (0.1%)
U.S. Treasury Bill***
(Cost $245,207, $392,332, $0 and $637,539, respectively)	4.26	07/13/06	250	245,208	400	392,332	—	—	650	637,540
Repurchase Agreement (2.7%)
Joint repurchase agreement account (dated 01/31/06; proceeds $6,192,765, $3,265,403, $4,573,565 and $14,031,733, respectively) (c)(Cost $6,192,000, $3,265,000, $4,573,000 and $14,030,000, respectively)	4.445	02/01/06	6,192	6,192,000	3,265	3,265,000	$4,573	$4,573,000	14,030	14,030,000
Total Short-Term Investments
(Cost $6,437,207,$3,657,332, $4,573,000 and $14,667,539, respectively)				6,437,208		3,657,332		4,573,000		14,667,540
Total Investments
(Cost$172,774,267, $154,415,693, $129,381,869and $456,571,829, respectively)(d)(e)	99.6%			$199,764,135		$167,237,610		$145,400,398		$512,402,143

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

ADR	American Depositary Receipt.

ARM	Adjustable Rate Mortgage.

ARS	Adjustable Registered Shares.

IO	Interest-Only Security.

*	Non-income producing security.

**	Resale is restricted to qualified institutional investors.

***	A portion of this security has been physically segregated in connection with open futures contracts in the amount of $38,850.

†	Resale is restricted; acquired 12/13/95 at a cost basis of $21,129.

††	Floating rate security; rate shown is the rate in effect January 31, 2006.

(a)	Securities with total market value equal to $7,900 have been valued at their fair value as determined in good faith under procedures established by and under general supervision of the Fund's Trustees.

(b)	Purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.

(c)	Collateralized by federal agency and U.S. Treasury obligations.

(d)	Securities have been designated as collateral in an amount equal to $11,583,999 in connection with open futures contracts and securities purchased on a forward commitment basis.

(e)	The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Morgan Stanley Balanced Growth Fund	$29,837,579	$4,553,712	$25,283,867
Morgan Stanley Balanced Income Fund	12,027,853	2,610,128	9,417,725
Morgan Stanley Income Builder Fund	21,822,910	5,867,565	15,955,345
Combined	$63,688,342	$13,031,405	$50,656,937

Morgan Stanley Balanced Growth
Pro Forma Portfolio of Investments as of January 31, 2006
(unaudited)

Futures Contracts Open at January 31, 2006 (For Balanced Growth, Balanced Income and Combined Fund):

Number of Contracts	Long/Short	Description, Delivery Month and Year	Underlying Face Amount At Value	Unrealized Appreciation/ (Depreciation)
Balanced Growth Fund
18	Short	U.S. Treasury Bonds 20 Year, March 2006	$(2,031,188)	$(14,426)
38	Short	U.S. Treasury Notes, 2 Year, March 2006	(7,784,063)	16,050
12	Short	U.S. Treasury Notes, 5 Year, March 2006	(1,268,813)	108
2	Short	U.S. Treasury Notes, 5 Year, June 2006	(211,375)	174
3	Short	U.S. Treasury Notes, 10 Year, March 2006	(325,313)	(8)
		Net Unrealized Appreciation		$1,898
Balanced Income Fund
31	Short	U.S. Treasury Bonds 20 Year, March 2006	$(3,498,156)	$(27,930)
71	Short	U.S. Treasury Notes, 2 Year, March 2006	(14,543,907)	27,440
4	Long	U.S. Treasury Notes, 5 Year, March 2006	422,938	(12)
3	Short	U.S. Treasury Notes, 10 Year, March 2006	(325,313)	(8)
		Net Unrealized Depreciation		$(510)
Combined Fund
49	Short	U.S. Treasury Bonds 20 Year, March 2006	$(5,529,344)	$(42,356)
109	Short	U.S. Treasury Notes, 2 Year, March 2006	(22,327,970)	43,490
4	Long	U.S. Treasury Notes, 5 Year, March 2006	422,938	(12)
12	Short	U.S. Treasury Notes, 5 Year, March 2006	(1,268,813)	108
2	Short	U.S. Treasury Notes, 5 Year, June 2006	(211,375)	174
6	Short	U.S. Treasury Notes, 10 Year, March 2006	(650,626)	(16)
		Net Unrealized Appreciation		$1,388

Morgan Stanley Balanced Growth Fund

Pro-forma Financial Statements
Statement of Assets and Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Balanced Growth Fund	Morgan Stanley Balanced Income Fund	Pro-Forma Adjustments		Combined
ASSETS:
Investments in securities, at value (cost $172,774,267 $154,415,693 and $327,189,960, respectively )	$199,764,135	$167,237,610	—		$367,001,745
RECEIVABLE FOR:
Interest	780,503	1,299,163	—		2,079,666
Investments sold	638,642	1,654,647	—		2,293,289
Shares of beneficial interest sold	216,902	145,129	—		362,031
Dividends	119,879	51,960	—		171,839
Prepaid expenses and other assets	38,949	74,585	—		113,534
TOTAL ASSETS	201,559,010	170,463,094	—		372,022,104
LIABILITIES:
PAYABLE FOR:
Investments purchased	1,013,958	1,346,663	—		2,360,621
Shares of beneficial interest redeemed	180,599	277,842	—		458,441
Investment advisory fee	91,642	77,888	—		169,530
Administration fee	14,099	11,983	—		26,082
Distribution fee	154,034	133,581	—		287,615
Variation Margin	802	2,756	—		3,558
Transfer agent fee	5,411	2,245	—		7,656
Accrued expenses and other payables	65,737	70,747	$293,008	(1)	429,492
TOTAL LIABILITIES	1,526,282	1,923,705	293,008		3,742,995
NET ASSETS	$200,032,728	$168,539,389	$(293,008)		$368,279,109
COMPOSITION OF NET ASSETS:
Paid-in-capital	$168,794,538	$155,047,042	—		$323,841,580
Net unrealized appreciation	26,991,766	12,821,407	—		39,813,173
Accumulated undistributed (Dividends in excess of) net investment income	77,401	(81,282)	$(293,008	)(1)	(296,889)
Accumulated undistributed net realized gain	4,169,023	752,222	—		4,921,245
NET ASSETS	$200,032,728	$168,539,389	$(293,008)		$368,279,109
CLASS A SHARES:
Net Assets	$33,216,508	$22,918,403	$(44,249	)(1)	$56,090,662
Shares Outstanding (unlimited authorized, $.01 par value)	2,279,990	1,807,197	(234,211	)(2)	3,852,976
NET ASSET VALUE PER SHARE	$14.57	$12.68			$14.56
Maximum Offering Price Per Share, (net asset value plus 5.54% of net asset value)	$15.38	$13.38			$15.37
CLASS B SHARES:
Net Assets	$84,567,622	$103,937,799	$(152,292	)(1)	$188,353,129
Shares Outstanding (unlimited authorized, $.01 par value)	5,806,573	8,231,498	(1,092,913	)(2)	12,945,158
NET ASSET VALUE PER SHARE	$14.56	$12.63			$14.55
CLASS C SHARES:
Net Assets	$81,339,493	$40,400,509	$(94,686	)(1)	$121,645,316
Shares Outstanding (unlimited authorized, $.01 par value)	5,582,638	3,194,749	(421,893	)(2)	8,355,494
NET ASSET VALUE PER SHARE	$14.57	$12.65			$14.56
CLASS D SHARES:
Net Assets	$909,105	$1,282,678	$(1,781	)(1)	$2,190,002
Shares Outstanding (unlimited authorized, $.01 par value)	62,423	101,432	(13,336	)(2)	150,519
NET ASSET VALUE PER SHARE	$14.56	$12.65			$14.55

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Balanced Growth and Balanced Income Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Balanced Income Fund shares outstanding.

See Notes to Pro-Forma Financial Statements

Morgan Stanley Balanced Growth Funds

Pro-forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Balanced Growth Fund	Morgan Stanley Balanced Income Fund	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of $75,701, $35,470, and $111,171, foreign withholding tax, respectively)	$2,698,965	$1,250,069	—		$3,949,034
Interest	2,967,093	5,433,194	—		8,400,287
TOTAL INCOME	5,666,058	6,683,263	—		12,349,321
EXPENSES
Investment advisory fee	1,042,870	952,607	—		1,995,477
Distribution fee (Class A shares)	57,722	44,258	—		101,980
Distribution fee (Class B shares)	941,337	1,208,984	—		2,150,321
Distribution fee (Class C shares)	810,976	415,453	—		1,226,429
Transfer agent fees and expenses	281,186	245,099	—		526,285
Administration fee	160,442	146,555	—		306,997
Shareholder reports and notices	75,481	84,386	$(33,754	)(1)	126,113
Registration fees	53,381	56,439	(22,576	)(1)	87,244
Professional fees	78,471	107,291	(107,291	)(1)	78,471
Custodian fees	53,251	50,745	—		103,996
Trustees' fees and expenses	2,410	2,215	—		4,625
Other	30,022	30,014	(610	)(1)	59,426
TOTAL EXPENSES	3,587,549	3,344,046	(164,231)		6,767,364
NET INVESTMENT INCOME	2,078,509	3,339,217	164,231		5,581,957
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments	19,244,255	12,660,186	—		31,904,441
Futures contracts	(486,067)	(934,714)	—		(1,420,781)
NET REALIZED GAIN	18,758,188	11,725,472	—		30,483,660
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(2,171,088)	(6,165,024)	—		(8,336,112)
Futures contracts	339,805	657,805	—		997,610
NET DEPRECIATION	(1,831,283)	(5,507,219)	—		(7,338,502)
NET GAIN	16,926,905	6,218,253	—		23,145,158
NET INCREASE	$19,005,414	$9,557,470	$164,231		$28,727,115

(1)	Reflects elimination of duplicate services or fees.

See Notes to Pro-Forma Financial Statements

Morgan Stanley Balanced Growth Fund

Pro-forma Financial Statements
Statement of Assets and Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Balanced Growth Fund	Morgan Stanley Income Builder Fund	Pro-Forma Adjustments		Combined
ASSETS:
Investments in securities, at value(cost $172,774,267, $129,381,869 and $302,156,136, respectively )	$199,764,135	$145,400,398	—		$345,164,533
Cash	—	200	—		200
RECEIVABLE FOR:
Interest	780,503	652,809	—		1,433,312
Investments sold	638,642	327,023	—		965,665
Shares of beneficial interest sold	216,902	150,183	—		367,085
Dividends	119,879	106,654	—		226,533
Prepaid expenses and other assets	38,949	21,281	—		60,230
TOTAL ASSETS	201,559,010	146,658,548	—		348,217,558
LIABILITIES:
PAYABLE FOR:
Investments purchased	1,013,958	269,821	—		1,283,779
Shares of beneficial interest redeemed	180,599	332,459	—		513,058
Distribution fee	154,034	89,636	—		243,670
Investment advisory fee	91,642	86,699	—		178,341
Administration fee	14,099	10,352	—		24,451
Transfer agent fee	5,411	—	—		5,411
Variation margin	802	—	—		802
Accrued expenses and other payables	65,737	64,279	$293,008		423,024
TOTAL LIABILITIES	1,526,282	853,246	293,008		2,672,536
NET ASSETS	$200,032,728	$145,805,302	$(293,008)		$345,545,022
COMPOSITION OF NET ASSETS:
Paid-in-capital	$168,794,538	$154,058,546	—		$322,853,084
Net unrealized apreciation	26,991,766	16,018,529	—		43,010,295
Accumulated undistributed net investment income	77,401	829,833	$(293,008)	(1)	614,226
Accumulated net realized gain (loss)	4,169,023	(25,101,606)	—		(20,932,583)
NET ASSETS	$200,032,728	$145,805,302	$(293,008)		$345,545,022
CLASS A SHARES:
Net Assets	$33,216,508	$59,402,918	$(78,482)	(1)	$92,540,944
Shares Outstanding (unlimited authorized, $.01 par value)	2,279,990	4,977,973	(900,902	)(2)	6,357,061
NET ASSET VALUE PER SHARE	$14.57	$11.93			$14.56
Maximum Offering Price Per Share,(net asset value plus 5.54% of net asset value)	$15.38	$12.59			$15.37
CLASS B SHARES:
Net Assets	$84,567,622	$64,881,942	$(126,621)	(1)	$149,322,943
Shares Outstanding (unlimited authorized, $.01 par value)	5,806,573	5,430,961	(974,784	)(2)	10,262,750
NET ASSET VALUE PER SHARE	$14.56	$11.95			$14.55
CLASS C SHARES:
Net Assets	$81,339,493	$20,636,292	$(86,386)	(1)	$101,889,399
Shares Outstanding (unlimited authorized, $.01 par value)	5,582,638	1,733,379	(317,024	)(2)	6,998,993
NET ASSET VALUE PER SHARE	$14.57	$11.91			$14.56
CLASS D SHARES:
Net Assets	$909,105	$884,150	$(1,519)	(1)	$1,791,736
Shares Outstanding (unlimited authorized, $.01 par value)	62,423	74,089	(13,364	)(2)	123,148
NET ASSET VALUE PER SHARE	$14.56	$11.93			$14.55

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Balanced Growth and Income Builder Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Income Builder Fund shares outstanding.

See Notes to Pro-Forma Financial Statements

Morgan Stanley Balanced Growth Fund

Pro-forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Balanced Growth Fund	Morgan Stanley Income Builder Fund	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of $75,701, $48,901 and $124,602, foreign withholding tax, respectively)	$2,698,965	$2,441,205	—		$5,140,170
Interest	2,967,093	2,298,358	—		5,265,451
TOTAL INCOME	5,666,058	4,739,563	—		10,405,621
EXPENSES
Investment advisory fee	1,042,870	1,024,396	$(229,343)	(1)	1,837,923
Distribution fee (Class A shares)	57,722	105,045	—		162,767
Distribution fee (Class B shares)	941,337	878,739	—		1,820,076
Distribution fee (Class C shares)	810,976	203,558	—		1,014,534
Transfer agent fees and expenses	281,186	164,592	—		445,778
Administration fee	160,442	122,316	—		282,758
Professional fees	78,471	118,993	(118,993	)(2)	78,471
Shareholder reports and notices	75,481	65,395	(26,158	)(2)	114,718
Registration fees	53,381	50,480	(20,192	)(2)	83,669
Custodian fees	53,251	25,558	—		78,809
Trustees' fees and expenses	2,410	1,718	—		4,128
Other	30,022	17,044	(610	)(2)	46,456
TOTAL EXPENSES	3,587,549	2,777,834	(395,296)		5,970,087
NET INVESTMENT INCOME	2,078,509	1,961,729	395,296		4,435,534
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments	19,244,255	11,796,877	—		31,041,132
Futures contracts	(486,067)	—	—		(486,067)
NET REALIZED GAIN	18,758,188	11,796,877	—		30,555,065
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(2,171,088)	487,908	—		(1,683,180)
Futures contracts	339,805	—	—		339,805
NET APPRECIATION/DEPRECIATION	(1,831,283)	487,908	—		(1,343,375)
NET GAIN	16,926,905	12,284,785	—		29,211,690
NET INCREASE	$19,005,414	$14,246,514	$395,296		$33,647,224

(1)	Reflects adjustment to investment advisory fees based on Balanced Growth Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro-Forma Financial Statements

Morgan Stanley Balanced Growth Fund

Pro-forma Financial Statements
Statement of Assets and Liabilities
January 31, 2006 (unaudited)

	Morgan Stanley Balanced Growth Fund	Morgan Stanley Balanced Income Fund	Morgan Stanley Income Builder Fund	Pro-Forma Adjustments	Combined
ASSETS:
Investments in securities, at value (cost $172,774,267, $154,415,693, $129,381,869 and $456,571,829, respectively )	$199,764,135	$167,237,610	$145,400,398	—	$512,402,143
Cash	—	—	200	—	200
RECEIVABLE FOR:
Interest	780,503	1,299,163	652,809	—	2,732,475
Investments sold	638,642	1,654,647	327,023	—	2,620,312
Shares of beneficial interest sold	216,902	145,129	150,183	—	512,214
Dividends	119,879	51,960	106,654	—	278,493
Prepaid expenses and other assets	38,949	74,585	21,281	—	134,815
TOTAL ASSETS	201,559,010	170,463,094	146,658,548	—	518,680,652
LIABILITIES:
PAYABLE FOR:
Investments purchased	1,013,958	1,346,663	269,821	—	2,630,442
Shares of beneficial interest redeemed	180,599	277,842	332,459	—	790,900
Investment advisory fee	91,642	77,888	86,699	—	256,229
Administration fee	14,099	11,983	10,352	—	36,434
Distribution fee	154,034	133,581	89,636	—	377,251
Variation Margin	802	2,756	—	—	3,558
Transfer agent fee	5,411	2,245	—	—	7,656
Accrued expenses and other payables	65,737	70,747	64,279	$293,008 (1)	493,771
TOTAL LIABILITIES	1,526,282	1,923,705	853,246	293,008	4,596,241
NET ASSETS	$200,032,728	$168,539,389	$145,805,302	$(293,008)	$514,084,411
COMPOSITION OF NET ASSETS:
Paid-in-capital	$168,794,538	$155,047,042	$154,058,546	—	$477,900,126
Net unrealized appreciation	26,991,766	12,821,407	16,018,529	—	55,831,702
Accumulated undistributed (Dividends in excess of) net investment income	77,401	(81,282)	829,833	$(293,008)(1)	532,944
Accumulated undistributed net realized gain (loss)	4,169,023	752,222	(25,101,606)	—	(20,180,361)
NET ASSETS	$200,032,728	$168,539,389	$145,805,302	$(293,008)	$514,084,411
CLASS A SHARES:
Net Assets	$33,216,508	$22,918,403	$59,402,918	$(65,814)(1)	$115,472,015
Shares Outstanding (unlimited authorized, $.01 par value)	2,279,990	1,807,197	4,977,973	(1,135,113)(2)	7,930,047
NET ASSET VALUE PER SHARE	$14.57	$12.68	$11.93		$14.56
Maximum Offering Price Per Share,(net asset value plus 5.54% of net asset value)	$15.38	$13.38	$12.59		$15.37
CLASS B SHARES:
Net Assets	$84,567,622	$103,937,799	$64,881,942	$(144,339)(1)	$253,243,024
Shares Outstanding (unlimited authorized, $.01 par value)	5,806,573	8,231,498	5,430,961	(2,067,697)(2)	17,401,335
NET ASSET VALUE PER SHARE	$14.56	$12.63	$11.95		$14.55
CLASS C SHARES:
Net Assets	$81,339,493	$40,400,509	$20,636,292	$(81,102)(1)	$142,295,192
Shares Outstanding (unlimited authorized, $.01 par value)	5,582,638	3,194,749	1,733,379	(738,917)(2)	9,771,849
NET ASSET VALUE PER SHARE	$14.57	$12.65	$11.91		$14.56
CLASS D SHARES:
Net Assets	$909,105	$1,282,678	$884,150	$(1,753)(1)	$3,074,180
Shares Outstanding (unlimited authorized, $.01 par value)	62,423	101,432	74,089	(26,700)(2)	211,244
NET ASSET VALUE PER SHARE	$14.56	$12.65	$11.93		$14.55

(1)	Represents a non-recurring cost in connection with the reorganization which will be borne by Balanced Growth Fund, Balanced Income Fund and Income Builder Fund.

(2)	Represents the difference between total additional shares to be issued (see Note 2) and current Balanced Income Fund and Income Builder Fund shares outstanding.

See Notes to Pro-Forma Financial Statements

Morgan Stanley Balanced Growth Fund

Pro-forma Financial Statements
Statement of Operations
For the Twelve Months Ended January 31, 2006 (unaudited)

	Morgan Stanley Balanced Growth Fund	Morgan Stanley Balanced Income Fund	Morgan Stanley Income Builder Fund	Pro-Forma Adjustments		Combined
NET INVESTMENT INCOME:
INCOME
Dividends (net of $75,701, $35,470, $48,901, and $160,072, foreign withholding tax, respectively)	$2,698,965	$1,250,069	$2,441,205	—		$6,390,239
Interest	2,967,093	5,433,194	2,298,358	—		10,698,645
TOTAL INCOME	5,666,058	6,683,263	4,739,563	—		17,088,884
EXPENSES
Investment advisory fee	1,042,870	952,607	1,024,396	$(238,503)	(1)	2,781,370
Distribution fee (Class A shares)	57,722	44,258	105,045	—		207,025
Distribution fee (Class B shares)	941,337	1,208,984	878,739	—		3,029,060
Distribution fee (Class C shares)	810,976	415,453	203,558	—		1,429,987
Transfer agent fees and expenses	281,186	245,099	164,592	—		690,877
Administration fee	160,442	146,555	122,316	—		429,313
Shareholder reports and notices	75,481	84,386	65,395	(59,912	)(2)	165,350
Registration fees	53,381	56,439	50,480	(42,768	)(2)	117,532
Professional fees	78,471	107,291	118,993	(226,284	)(2)	78,471
Custodian fees	53,251	50,745	25,558	—		129,554
Trustees' fees and expenses	2,410	2,215	1,718	—		6,343
Other	30,022	30,014	17,044	(1,220	)(2)	75,860
TOTAL EXPENSES	3,587,549	3,344,046	2,777,834	(568,687)		9,140,742
NET INVESTMENT INCOME	2,078,509	3,339,217	1,961,729	568,687		7,948,142
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments	19,244,255	12,660,186	11,796,877	—		43,701,318
Futures contracts	(486,067)	(934,714)	—	—		(1,420,781)
NET REALIZED GAIN	18,758,188	11,725,472	11,796,877	—		42,280,537
NET CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON:
Investments	(2,171,088)	(6,165,024)	487,908	—		(7,848,204)
Futures contracts	339,805	657,805	—	—		997,610
NET APPRECIATION/DEPRECIATION	(1,831,283)	(5,507,219)	487,908	—		(6,850,594)
NET GAIN	16,926,905	6,218,253	12,284,785	—		35,429,943
NET INCREASE	$19,005,414	$9,557,470	$14,246,514	$568,687		$43,378,085

(1)	Reflects adjustment to investment management fees based on Balanced Growth Fund's fee schedule.

(2)	Reflects elimination of duplicate services or fees.

See Notes to Pro-Forma Financial Statements

Morgan Stanley Balanced Growth Fund

Notes to Pro-Forma Financial Statements
(unaudited)

1.    Basis of Combination—The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations (‘‘Pro-Forma Statements’’) for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’) and Morgan Stanley Balanced Income Fund (‘‘Balanced Income’’).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of Balanced Income in exchange for shares in Balanced Growth. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest—The pro-forma net asset value per share assumes the issuance of additional shares of Balanced Growth which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Balanced Income would become shareholders of Balanced Growth receiving shares of the corresponding class of Balanced Growth equal to the value of their holdings in Balanced Income. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Balanced Income and the net asset value per share of Balanced Growth as follows:

	Class A	Class B	Class C	Class D
Balanced Income pre-merger shares	1,807,197	8,231,498	3,194,749	101,432
Balanced Income net assets	$22,918,403	$103,937,799	$40,400,509	$1,282,678
Net Asset Value Per Share — Balanced Growth	$14.57	$14.56	$14.57	$14.56
Balanced Growth merger shares issued	1,572,986	7,138,585	2,772,856	88,096
Difference between total additional shares to be issued and pre-merger Balanced Income shares outstanding	(234,211)	(1,092,913)	(421,893)	(13,336)

3.    Pro-Forma Operations—The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Balanced Growth at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of Balanced Growth on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. Up to 66% of the securities acquired in the Reorganization could be sold by Balanced Growth; however, no securities are required to be sold in connection with the Reorganization.

Morgan Stanley Balanced Growth Fund

Notes to Pro-Forma Financial Statements
(unaudited)

1.    Basis of Combination—The Pro-Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations (‘‘Pro-Forma Statements’’) for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Balanced Growth Fund (‘‘Balanced Growth’’) and Morgan Stanley Income Builder Fund (‘‘Income Builder’’).

The Pro-Forma Statements give effect to the proposed transfer of all assets and liabilities of Income Builder in exchange for shares in Balanced Growth. The Pro-Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest—The pro-forma net asset value per share assumes the issuance of additional shares of Balanced Growth which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Income Builder would become shareholders of Balanced Growth receiving shares of the corresponding class of Balanced Growth equal to the value of their holdings in Income Builder. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Income Builder and the net asset value per share of Balanced Growth as follows:

	Class A	Class B	Class C	Class D
Income Builder pre-merger shares	4,977,973	5,430,961	1,733,379	74,089
Income Builder net assets	$59,402,918	$64,881,942	$20,636,292	$884,150
Net Asset Value Per Share — Balanced Growth	$14.57	$14.56	$14.57	$14.56
Balanced Growth merger shares issued	4,077,071	4,456,177	1,416,355	60,725
Difference between total additional shares to be issued and pre-merger Income Builder shares outstanding	(900,902)	(974,784)	(317,024)	(13,364)

3.    Pro-Forma Operations—The Pro-Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund’s gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Balanced Growth at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro-Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of Balanced Growth on the closing date of the Reorganization will match the Pro Forma Portfolio of Investments presented herein. Up to 66% of the securities acquired in the Reorganization could be sold by Balanced Growth; however, no securities are required to be sold in connection with the Reorganization.

Morgan Stanley Balanced Growth Fund

Notes to Pro-Forma Financial Statements
(unaudited)

1.    Basis of Combination—The Pro Forma Statement of Assets and Liabilities, including the Portfolio of Investments, at January 31, 2006 and the related Statement of Operations ("Pro Forma Statements") for the twelve months ended January 31, 2006, reflect the accounts of Morgan Stanley Balanced Growth Fund ("Balanced Growth"), Morgan Stanley Balanced Income Fund ("Balanced Income") and Morgan Stanley Income Builder Fund ("Income Builder").

The Pro Forma Statements give effect to the proposed transfer of all assets and liabilities of Balanced Income and Income Builder in exchange for shares in Balanced Growth. The Pro Forma Statements should be read in conjunction with the historical financial statements of each Fund included in its Statement of Additional Information.

2.    Shares of Beneficial Interest—The pro forma net asset value per share assumes the issuance of additional shares of Balanced Growth which would have been issued on January 31, 2006 in connection with the proposed reorganization. Shareholders of Balanced Income and Income Builder would become shareholders of Balanced Growth receiving shares of the corresponding class of Balanced Growth equal to the value of their holdings in Balanced Income and Income Builder. The amount of additional shares assumed to be issued was calculated based on the January 31, 2006 net assets of Balanced Income and Income Builder and the net asset value per share of Balanced Growth as follows:

	Class A	Class B	Class C	Class D
Target fund pre-merger shares:
Balanced Income	1,807,197	8,231,498	3,194,749	101,432
Income Builder	4,977,973	5,430,961	1,733,379	74,089
Total	6,785,170	13,662,459	4,928,128	175,521
Target fund net assets:
Balanced Income	$22,918,403	$103,937,799	$40,400,509	$1,282,678
Income Builder	59,402,918	64,881,942	20,636,292	884,150
Net asset value per share — Balanced Growth	$14.57	$14.56	$14.57	$14.56
Balanced Growth merger shares issued:
Balanced Income	1,572,986	7,138,585	2,772,856	88,096
Income Builder	4,077,071	4,456,177	1,416,355	60,725
Total	5,650,057	11,594,762	4,189,211	148,821
Difference between total additional shares to be issued and pre-merger target fund shares outstanding	(1,135,113)	(2,067,697)	(738,917)	(26,700)

3.    Pro Forma Operations—The Pro Forma Statement of Operations assumes similar rates of gross investment income for the investments of each Fund. Accordingly, the combined gross investment income is equal to the sum of each Fund's gross investment income. Certain expenses have been adjusted to reflect the expected expenses of the combined entity. The pro-forma investment management fees and plan of distribution fees of the combined Fund are based on the fee schedule in effect for Balanced Growth at the combined level of average net assets for the twelve months ended January 31, 2006. The Pro Forma Statement of Operations does not include the effect of any realized gains or losses, or transaction fees incurred in connection with the realignment of the portfolio.

4.    There is no guarantee that the portfolio of investments of Balanced Growth on the closing date of the Reorganizations will match the Pro Forma Portfolio of Investments presented herein. Up to 66% of the securities acquired in the Reorganizations could be sold by Balanced Growth; however, no securities are required to be sold in connection with the Reorganizations.

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The following information is hereby added as a non-fundamental investment limitation within the section titled "II. Description of the Fund and Its Investments and Risks—C. Fund Policies/Investment Restrictions" in each Fund's Statement of Additional Information:

In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "V. Investment Advisory and Other Services, J. Revenue Sharing" is hereby deleted and replaced with the following:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 7, 2005

Supplement

SUPPLEMENT DATED OCTOBER 7, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF:

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005

(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "V. Investment Advisory and Other Services, J. Revenue Sharing" is hereby deleted and replaced with the following section:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive an annual fee of up to 0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An amount equal to 0.20% of gross sales of Fund shares sold through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

*Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

September 21, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 21, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated August 30, 2004
Active Assets Government Securities Trust, dated August 30, 2004
Active Assets Institutional Government Securities Trust, dated August 30, 2004
Active Assets Institutional Money Trust, dated August 30, 2004
Active Assets Money Trust, dated August 30, 2004
Active Assets Tax-Free Trust, dated August 30, 2004
Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated October 29, 2004
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005

Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Prime Income Trust, dated January 28, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(collectively, the "Funds")

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION                         MORGAN STANLEY
MAY 27, 2005                                                BALANCED GROWTH FUND
--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated May 27, 2005) for Morgan Stanley Balanced Growth Fund may be
obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended January
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Balanced Growth Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

--------------------------------------------------------------------------------

          C.  Services Provided by the Investment Adviser and

                                       2

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Balanced Growth Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                       3

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on November 23, 1994, with the name Dean Witter Balanced
Growth Fund. Effective June 22, 1998, the Fund's name was changed to Morgan
Stanley Dean Witter Balanced Growth Fund. Effective June 18, 2001, the Fund's
name was changed to Morgan Stanley Balanced Growth Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A.   CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide capital growth with reasonable current income.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options with respect to equities, fixed-income and index-based securities. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer
(seller) of the option would then have the obligation to sell to the OCC (in the
United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the
United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the
United States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone.
Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

                                       4

     Options written by the Fund normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds (or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     The Fund treats purchased OTC options and assets used to deliver written
OTC options as illiquid securities; however, if the Fund enters into an agreement with a dealer pursuant to which it may repurchase the option at a price under a formula, then assets used to cover the OTC option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

                                       5

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     All Options Transactions. When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of options contracts entered into under the circumstances set forth above. If the value of such securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate
Bond Index and the New York Stock Exchange Composite Index.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the
Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

                                       6

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or
Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

                                       7

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

                                       8

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or
Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

                                       9

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the
International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Fund may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.
There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     COMMERCIAL MORTGAGE BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments.
Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     CMBS are subject to credit risk and prepayment risk. The Fund invests in
CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor
Services, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.). Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market;
commercial real estate property loans often

                                       10

contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Adviser also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). The Fund may invest CMOs.
CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of
CMO.

                                       11

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to
10% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets
(the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

     INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floating obligations ("inverse floaters"). An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in pay interest streams in one currency based on a specified index in exchange for receiving interest streams enominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund)
and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in

                                       12

accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties)
to limit exposure to counterparties with ratings below AA.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates, and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the
Fund may otherwise invest. As the seller in a credit default swap contract, the
Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.
In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

     TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Fund may invest up to 10%
of its net assets in TRAINs which are investment vehicles structured as trusts.
Each trust represents an undivided investment interest in the pool of securities underlying the trust without the brokerage and other expenses associated with holding small positions in individual securities. TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities. TRAINs that are rated below investment grade are considered high yield securities.

     LENDING PORTFOLIO SECURITIES. The Fund will not lend its portfolio securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time

                                       13

at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgaqes and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of

                                       14

commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

                                       15

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C.   FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1.   Seek to provide capital growth with reasonable current income.

     The Fund may not:

     1.   Invest in securities of any issuer if, in the exercise of reasonable diligence, the Fund has determined that any officer or trustee of the
          Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     2.   Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3.   Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options thereon.

     4.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     5.   Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     6.   Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     7.   Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     8.   Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; or
          (b) borrowing money.

     9.   Make loans of money or securities, except: (a) by the purchase of debt obligations; or (b) by investment in repurchase agreements.

     10.  Make short sales of securities.

                                       16

     11.  Purchase securities on margin, except for short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     12.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     13.  Invest for the purpose of exercising control or management of any other issuer.

     14.  Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the United States Government, its agencies or instrumentalities).

     15.  Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     16.  Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities.

     17.  Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

     In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2%
of such assets in warrants not listed on the New York or American Stock
Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

D.   DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     o    Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

                                       17

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated
Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

                                       18

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                       INFORMATION DISCLOSED            FREQUENCY(1)                     LAG TIME
------------------------------------ -------------------------------- ------------------------ -----------------------------------

SERVICE PROVIDERS
Institutional Shareholder            Complete portfolio holdings      Twice a month                           (2)
  Services (ISS)(proxy
  voting agent)(*)
FT Interactive Data Pricing          Complete portfolio holdings      As needed                               (2)
  Service Provider(*)
FUND RATING AGENCIES
Lipper(*)                            Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end
Morningstar(**)                      Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end
Standard & Poor's(*)                 Complete portfolio holdings      Quarterly basis          Approximately 15 day lag
Investment Company                   Top Ten portfolio holdings       Quarterly basis          Approximately 15 days after
  Institute(**)                                                                                quarter end
CONSULTANTS AND ANALYSTS
Americh Massena &                    Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
  Associates, Inc.(*)                portfolio holdings                                        quarter end
Bloomberg(**)                        Complete portfolio holdings      Quarterly basis          Approximately 30 days after
                                                                                               quarter end
Callan Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Cambridge Associates(*)              Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
                                     portfolio holdings                                        quarter end
Citigroup(*)                         Complete portfolio holdings      Quarterly basis(5)       At least one day after quarter
                                                                                               end
CTC Consulting, Inc.(**)             Top Ten and Complete             Quarterly basis          Approximately 15 days after
                                     portfolio holdings                                        quarter end and approximately
                                                                                               30 days after quarter end,
                                                                                               respectively
Fund Evaluation Group(**)            Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
Jeffrey Slocum &                     Complete portfolio holdings(4)   Quarterly basis(5)       Approximately 10-12 days after
  Associates(*)                                                                                quarter end
Hammond Associates(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end
Hartland & Co.(**)                   Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end
Hewitt Associates(*)                 Top Ten and Complete             Monthly and quarterly    Approximately 10-12 days after
                                     portfolio holdings               basis, respectively(5)   month/quarter end
Mobius(**)                           Top Ten portfolio holdings(3)    Monthly basis            At least 15 days after month end
Nelsons(**)                          Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
Prime Buchholz &                     Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
  Associates, Inc.(**)                                                                         end
PSN(**)                              Top Ten portfolio holdings(3)    Quarterly basis          At least 15 days after quarter
                                                                                               end
PFM Asset Management                 Top Ten and Complete             Quarterly basis(5)       Approximately 10-12 days after
  LLC(*)                             portfolio holdings                                        quarter end
Russell Investment                   Top Ten and Complete             Monthly and quarterly    At least 15 days after month end
  Group/Russell/Mellon               portfolio holdings               basis                    and at least 30 days after quarter
  Analytical Services, Inc.(**)                                                                end, respectively
Stratford Advisory Group,            Top Ten portfolio holdings(6)    Quarterly basis(5)       Approximately 10-12 days after
  Inc.(*)                                                                                      quarter end
Thompson Financial(**)               Complete portfolio holdings(4)   Quarterly basis          At least 30 days after quarter
                                                                                               end

                                       19

Name                         Information Disclosed          Frequency(1)                 Lag Time
----------------------- ------------------------------- -------------------- -------------------------------

Watershed Investment    Top Ten and Complete            Quarterly basis(5)   Approximately 10-12 days after
  Consultants, Inc.(*)  portfolio holdings                                   quarter end
Yanni Partners(**)      Top Ten portfolio holdings(3)   Quarterly basis      At least 15 days after quarter
PORTFOLIO ANALYTICS                                                          end
 PROVIDERS
Fact Set(*)             Complete portfolio holdings     Daily                One day

----------
(*)  This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**) The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)  Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)  Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)  Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)  Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)  This information will also be provided upon request from time to time.

(6)   Full portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors
(on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists; (iv) shareholder in-kind distributions; (v) attribution analysis; or (vi) in connection with transition managers. The Investment
Adviser shall report quarterly to the Board of Trustees (or a designated
Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment
Manager and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analysis; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third

                                       20

parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment advisor that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                                       21

                                                                                                  NUMBER OF
                                                                                                 PORTFOLIOS
                                                                                                   IN FUND
                               POSITION(S)    LENGTH OF                                            COMPLEX
    NAME, AGE AND ADDRESS       HELD WITH       TIME               PRINCIPAL OCCUPATION(S)        OVERSEEN
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*              DURING PAST 5 YEARS**        BY TRUSTEE
----------------------------- ------------- ------------    ----------------------------------  ------------

Michael Bozic (64)            Trustee       Since           Private investor; Director or           197
c/o Kramer Levin Naftalis &                 April 1994      Trustee of the Retail Funds (since
Frankel LLP                                                 April 1994) and the Institutional
Counsel to the Independent                                  Funds (since July 2003); formerly
Trustees                                                    Vice Chairman of Kmart
1177 Avenue of the Americas                                 Corporation (December 1998-
New York, NY 10036                                          October 2000), Chairman and
                                                            Chief Executive Officer of Levitz
                                                            Furniture Corporation
                                                            (November 1995-November 1998)
                                                            and President and Chief
                                                            Executive Officer of Hills
                                                            Department Stores
                                                            (May 1991-July 1995); formerly
                                                            variously Chairman, Chief
                                                            Executive Officer, President and
                                                            Chief Operating Officer (1987-
                                                            1991) of the Sears Merchandise
                                                            Group of Sears, Roebuck & Co.

Edwin J. Garn (72)            Trustee       Since           Consultant; Director or Trustee of       197
1031 N. Chartwell Court                     January         the Retail Funds (since January
Salt Lake City, UT 84103                    1993            1993) and the Institutional Funds
                                                            (since July 2003); member of the
                                                            Utah Regional Advisory Board of
                                                            Pacific Corp.; formerly Managing
                                                            Director on Summit Ventures LLC
                                                            (2000-2004); United States
                                                            Senator (R-Utah) (1974-1992)
                                                            and Chairman, Senate Banking
                                                            Committee (1980-1986), Mayor of
                                                            Salt Lake City, Utah (1971-1974),
                                                            Astronaut, Space Shuttle
                                                            Discovery (April 12-19, 1985), and
                                                            Vice Chairman, Huntsman
                                                            Corporation (chemical company).

    NAME, AGE AND ADDRESS              OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE                    BY TRUSTEE
------------------------------    ---------------------------------

Michael Bozic (64)                Director of various business
c/o Kramer Levin Naftalis &       organizations.
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)                Director of Franklin Covey (time
1031 N. Chartwell Court           management systems), BMW
Salt Lake City, UT 84103          Bank of North America, Inc.
                                  (industrial loan corporation),
                                  Escrow Bank USA (industrial
                                  loan corporation), United Space
                                  Alliance (joint venture between
                                  Lockheed Martin and the
                                  Boeing Company) and Nuskin
                                  Asia Pacific (multilevel
                                  marketing); member of the
                                  board of various civic and
                                  charitable organizations.

----------

*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       22

                                                                                                 NUMBER OF
                                                                                                PORTFOLIOS
                                                                                                  IN FUND
                               POSITION(S)   LENGTH OF                                            COMPLEX
    NAME, AGE AND ADDRESS       HELD WITH       TIME            PRINCIPAL OCCUPATION(S)          OVERSEEN
    OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            DURING PAST 5 YEARS**          BY TRUSTEE
----------------------------- ------------- -----------  ------------------------------------- ------------

Wayne E. Hedien (71)          Trustee       Since        Retired; Director or Trustee of           197
c/o Kramer Levin Naftalis &                 September    the Retail Funds (since
Frankel LLP                                 1997         September 1997) and the
Counsel to the                                           Institutional Funds (since July
Independent Trustees                                     2003); formerly associated with
1177 Avenue of the Americas                              the Allstate Companies
New York, NY 10036                                       (1966-1994), most recently as
                                                         Chairman of The Allstate
                                                         Corporation (March 1993-
                                                         December 1994) and Chairman
                                                         and Chief Executive Officer of its
                                                         wholly-owned subsidiary, Allstate
                                                         Insurance Company (July 1989-
                                                         December 1994).

Dr. Manuel H. Johnson (56)    Trustee       Since        Senior Partner, Johnson Smick             197
c/o Johnson Smick                           July 1991    International, Inc., a consulting
Group Inc.                                               firm; Chairman of the Audit
888 16th Street, NW                                      Committee and Director or
Suite 740                                                Trustee of the Retail Funds (since
Washington, D.C. 20006                                   July 1991) and the Institutional
                                                         Funds (since July 2003);
                                                         Co-Chairman and a founder of
                                                         the Group of Seven Council
                                                         (G7C), an international economic
                                                         commission; formerly Vice
                                                         Chairman of the Board of
                                                         Governors of the Federal Reserve
                                                         System and Assistant Secretary
                                                         of the U.S. Treasury.

Joseph J. Kearns (62)         Trustee       Since        President, Kearns & Associates            198
c/o Kearns & Associates LLC                 July 2003    LLC (investment consulting);
PMB754                                                   Deputy Chairman of the Audit
23852 Pacific Coast Highway                              Committee and Director or
Malibu, CA 90265                                         Trustee of the Retail Funds (since
                                                         July 2003) and the Institutional
                                                         Funds (since August 1994);
                                                         previously Chairman of the Audit
                                                         Committee of the Institutional
                                                         Funds (October 2001-July 2003);
                                                         formerly CFO of the J. Paul Getty
                                                         Trust.

Michael E. Nugent (69)        Trustee       Since        General Partner of Triumph                197
c/o Triumph Capital, L.P.                   July 1991    Capital, L.P., a private investment
445 Park Avenue                                          partnership; Chairman of the
New York, NY 10022                                       Insurance Committee and
                                                         Director or Trustee of the Retail
                                                         Funds (since July 1991) and the
                                                         Institutional Funds (since
                                                         July 2001); formerly Vice
                                                         President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).

Fergus Reid (72)              Trustee       Since        Chairman of Lumelite Plastics             198
c/o Lumelite Plastics                       July 2003    Corporation; Chairman of the
Corporation                                              Governance Committee and
85 Charles Colman Blvd.                                  Director or Trustee of the Retail
Pawling, NY 12564                                        Funds (since July 2003) and the
                                                         Institutional Funds (since
                                                         June 1992).

    NAME, AGE AND ADDRESS            OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE                  BY TRUSTEE
-----------------------------  -----------------------------------

Wayne E. Hedien (71)           Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &    (private mortgage insurance);
Frankel LLP                    Trustee and Vice Chairman of
Counsel to the                 The Field Museum of Natural
Independent Trustees           History; director of various other
1177 Avenue of the Americas    business and charitable
New York, NY 10036             organizations.

Dr. Manuel H. Johnson (56)     Director of NVR, Inc. (home
c/o Johnson Smick              construction); Director of KFX
Group Inc.                     Energy; Director of RBS
888 16th Street, NW            Greenwich Capital Holdings
Suite 740                      (financial holding company).
Washington, D.C. 20006

Joseph J. Kearns (62)          Director of Electro Rent
c/o Kearns & Associates LLC    Corporation (equipment
PMB754                         leasing), The Ford Family
23852 Pacific Coast Highway    Foundation, and the UCLA
Malibu, CA 90265               Foundation.

Michael E. Nugent (69)         Director of various business
c/o Triumph Capital, L.P.      organizations.
445 Park Avenue
New York, NY 10022

Fergus Reid (72)               Trustee and Director of
c/o Lumelite Plastics          certain investment companies
Corporation                    in the JPMorgan Funds
85 Charles Colman Blvd.        complex managed by J.P.
Pawling, NY 12564              Morgan Investment
                               Management Inc.

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       23

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                                   NUMBER OF
                                                                                                  PORTFOLIOS
                                                                                                    IN FUND
                                                                                                    COMPLEX
                                POSITION(S)   LENGTH OF                                           OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME         PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*                PAST 5 YEARS**                TRUSTEE
------------------------------ ------------- -----------  -------------------------------------- ------------

Charles A. Fiumefreddo (72)    Chairman      Since        Chairman and Director or Trustee           197
c/o Morgan Stanley Trust       of the        July 1991    of the Retail Funds (since
Harborside Financial Center,   Board and                  July 1991) and the Institutional
Plaza Two,                     Trustee                    Funds (since July 2003); formerly
Jersey City, NJ 07311                                     Chief Executive Officer of the Retail
                                                          Funds (until September 2002).

James F. Higgins (57)          Trustee       Since        Director or Trustee of the Retail          197
c/o Morgan Stanley Trust                     June 2000    Funds (since June 2000) and the
Harborside Financial Center,                              Institutional Funds (since July
Plaza Two,                                                2003); Senior Advisor of Morgan
Jersey City, NJ 07311                                     Stanley (since August 2000);
                                                          Director of the Distributor and Dean
                                                          Witter Realty Inc.; previously
                                                          President and Chief Operating
                                                          Officer of the Private Client Group
                                                          of Morgan Stanley (May 1999-
                                                          August 2000), and President and
                                                          Chief Operating Officer of Individual
                                                          Securities of Morgan Stanley
                                                          (February 1997-May 1999).

   NAME, AGE AND ADDRESS OF        OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                     TRUSTEE
------------------------------  --------------------------------

Charles A. Fiumefreddo (72)     None.
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

James F. Higgins (57)           Director of AXA Financial, Inc.
c/o Morgan Stanley Trust        and The Equitable Life
Harborside Financial Center,    Assurance Society of the
Plaza Two,                      United States (financial
Jersey City, NJ 07311           services).

----------
*    This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                 POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH           TIME
      EXECUTIVE OFFICER          REGISTRANT          SERVED*
----------------------------- ---------------- ------------------

Mitchell M. Merin (51)        President        Since May 1999
1221 Avenue of the Americas
New York, NY 10020

Ronald E. Robison (66)        Executive Vice   Since April 2003
1221 Avenue of the Americas   President and
New York, NY 10020            Principal
                              Executive
                              Officer

Joseph J. McAlinden (62)      Vice President   Since July 1995
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- --------------------------------------------------------------------------

Mitchell M. Merin (51)        President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas   Management Inc.; President, Director and Chief Executive Officer of the
New York, NY 10020            Investment Adviser and the Administrator; Chairman and Director of the
                              Distributor; Chairman and Director of the Transfer Agent; Director of
                              various Morgan Stanley subsidiaries; President of the Institutional Funds
                              (since July 2003) and President of the Retail Funds (since May 1999);
                              Trustee (since July 2003) and President (since December 2002) of the
                              Van Kampen Closed-End Funds; Trustee (since May 1999) and
                              President (since October 2002) of the Van Kampen Open-End Funds.

Ronald E. Robison (66)        Principal Executive Officer of funds in the Fund Complex (since May
1221 Avenue of the Americas   2003); Managing Director of Morgan Stanley & Co. Incorporated,
New York, NY 10020            Morgan Stanley Investment Management Inc. and Morgan Stanley;
                              Managing Director, Chief Administrative Officer and Director of the
                              Investment Adviser and the Administrator; Director of the Transfer Agent;
                              Managing Director and Director of the Distributor; Executive Vice
                              President and Principal Executive Officer of the Institutional Funds
                              (since July 2003) and the Retail Funds (since April 2003); Director of
                              Morgan Stanley SICAV (since May 2004); previously President and
                              Director of the Institutional Funds (March 2001-July 2003) and Chief
                              Global Operations Officer and Managing Director of Morgan Stanley
                              Investment Management Inc.

Joseph J. McAlinden (62)      Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas   Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020            Investment Officer of the Van Kampen Funds; Vice President of the
                              Institutional Funds (since July 2003) and the Retail Funds (since July
                              1995).

                                       24

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------

Barry Fink (50)                Vice President    Since
1221 Avenue of the Americas                      February 1997
New York, NY 10020

Amy R. Doberman (43)           Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (41)              Chief             Since October
1221 Avenue of the Americas    Compliance        2004
New York, NY 10020             Officer

Stefanie V. Chang (38)         Vice President    Since July 2003
1221 Avenue of the Americas
New York, NY 10020

Francis J. Smith (39)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ 07311                            September 2002

Thomas F. Caloia (59)          Vice President    Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF
       EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
------------------------------ --------------------------------------------------------------------------

Barry Fink (50)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020             Director (since December 2000), Secretary (since February 1997) and
                               Director of the Investment Adviser and the Administrator; Vice President
                               of the Retail Funds; Assistant Secretary of Morgan Stanley DW; Vice
                               President of the Institutional Funds (since July 2003); Managing
                               Director, Secretary and Director of the Distributor; previously Secretary
                               (February 1997-July 2003); and General Counsel (February 1997-April
                               2004) of the Retail Funds; Vice President and Assistant General
                               Counsel of the Investment Adviser and the Administrator
                               (February 1997-December 2001).

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas    Managing Director of Morgan Stanley Investment Management Inc. and
New York, NY 10020             the Investment Adviser, Vice President of the Institutional and Retail
                               Funds (since July 2004); Vice President of the Van Kampen Funds
                               (since August 2004); previously, Managing Director and General
                               Counsel - Americas, UBS Global Asset Management (July 2000-July
                               2004) and General Counsel, Aeltus Investment Management, Inc.
                               (January 1997-July 2000).

Carsten Otto (41)              Executive Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the Americas    Investment Management (since October 2004); Executive Director of the
New York, NY 10020             Investment Adviser and Morgan Stanley Investment Management Inc.;
                               formerly Assistant Secretary and Assistant General Counsel of the
                               Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated, the
1221 Avenue of the Americas    Investment Adviser and Morgan Stanley Investment Management Inc.;
New York, NY 10020             Vice President of the Institutional Funds and the Retail Funds (since
                               July 2003); formerly practiced law with the New York law firm of Rogers
                               & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Executive Director of the Investment Adviser and the Administrator
c/o Morgan Stanley Trust       (since December 2001); previously, Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003); Vice President of the Investment Adviser
Plaza Two,                     and the Administrator (August 2000-November 2001) and Senior
Jersey City, NJ 07311          Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       the Investment Adviser, the Distributor and the Administrator; previously
Harborside Financial Center,   Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice
Plaza Two,                     President of the Investment Adviser, the Distributor and the
Jersey City, NJ 07311          Administrator.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020             Secretary of the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law with the New York law firms of McDermott, Will & Emery and Skadden, Arps, Slate, Meagher &
                               Flom LLP.

----------
*    This is the earliest date the Officer began serving the Retail Funds. Each
     Officer serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the
     Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa Mitchell, Elizabeth
Nelson, Debra Rubano, Rita Rubin and Julien Yoo.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                       25

                                                                             AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                               IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                  OVERSEEN BY TRUSTEE IN FAMILY OF
                             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND              INVESTMENT COMPANIES
      NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                      (AS OF DECEMBER 31, 2004)
--------------------------- ----------------------------------------------- --------------------------------------------

INDEPENDENT:
Michael Bozic .............                      None                                      over $100,000
Edwin J. Garn .............                      None                                      over $100,000
Wayne E. Hedien ...........                      None                                      over $100,000
Dr. Manuel H. Johnson .....                      None                                      over $100,000
Joseph J. Kearns(1) .......                      None                                      over $100,000
Michael E. Nugent .........                      None                                      over $100,000
Fergus Reid(1) ............                      None                                      over $100,000
INTERESTED: ...............
Charles A. Fiumefreddo ....                 over $100,000                                  over $100,000
James F. Higgins ..........                      None                                      over $100,000

----------

(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or a portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002,
      respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended
January 31, 2005, the Audit Committee held ten meetings.

                                       26

     The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an "interested person," as defined under the Investment Company
Act, of the Fund (with such disinterested Trustees being Independent Trustees or individually Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. During the Fund's fiscal year ended January 31, 2005, the Governance
Committee held three meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the
Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's
Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 22 meetings of the Board of Trustees of the Fund held during the fiscal year ended January 31, 2005. The Independent Trustees of the Fund also met four times during that time, in addition to the 22 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent
and Hedien are Independent Trustees. During the Fund's fiscal year ended
January 31, 2005, the Insurance Committee held seven meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue.

                                       27

Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties.
It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other
Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional
Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and for administrative services provided to each
Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC
Plan amends and supersedes the Prior DC Plan and all amounts payable under the
Prior DC Plan are now

                                       28

subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation payable to each of the
Fund's Trustees from the Fund for the fiscal year ended January 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                            TOTAL         NUMBER OF PORTFOLIOS IN THE FUND     TOTAL COMPENSATION
                                         COMPENSATION      COMPLEX FROM WHICH THE TRUSTEE        FROM THE FUND
NAME OF INDEPENDENT TRUSTEES:           FROM THE FUND         RECEIVED COMPENSATION(5)             COMPLEX(5)
-----------------------------          ---------------   ----------------------------------   -------------------

Michael Bozic(1)(3) ................         $238                     197                           $178,000
Edwin J. Garn(1)(3) ................          238                     197                            178,000
Wayne E. Hedien(1)(2) ..............          238                     197                            178,000
Dr. Manuel H. Johnson(1) ...........          323                     197                            238,000
Joseph J. Kearns(1)(4) .............          289                     198                            211,000
Michael E. Nugent(1)(2) ............          281                     197                            208,000
Fergus Reid(1)(3) ..................          281                     198                            213,000

NAME OF INTERESTED TRUSTEES:
----------------------------
Charles A. Fiumefreddo*(2) .........          510                     197                            360,000
James F. Higgins* ..................            0                     197                                  0

----------
*    Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1)  Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
     Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)  Member of the Insurance Committee. Mr. Nugent is the Chairman of the
     Insurance Committee.
(3)  Member of the Governance Committee. Mr. Reid is the Chairman of the
     Governance Committee.
(4)  Includes amounts deferred at the election of the Trustee under the DC Plan.
(5)  Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                      RETIREMENT BENEFITS            ESTIMATED ANNUAL
                                   ACCRUED AS FUND EXPENSES     BENEFITS UPON RETIREMENT(1)
                                  --------------------------   ----------------------------
                                            BY ALL                       FROM ALL
NAME OF INDEPENDENT TRUSTEE             ADOPTING FUNDS                ADOPTING FUNDS
-------------------------------   --------------------------   ----------------------------

Michael Bozic .................             $19,437                       $46,871
Edwin J. Garn .................              28,779                        46,917
Wayne E. Hedien ...............              37,860                        40,020
Dr. Manuel H. Johnson .........              19,701                        68,630
Michael E. Nugent .............              35,471                        61,377

----------

(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       29

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class A shares of the
Fund as of May 2, 2005:

     State Street Bank and Trust Co, FBO ADP/Morgan Stanley Alliance, 105
Rosemont Avenue, Westwood, MA 02090-2318 - 5.19%.

     The following owned 5% or more of the outstanding Class D shares of the
Fund as of May 2, 2005: Barbara J. Garbell, Trustee, Gerald C. Garbell Credit
Shelter Trust, 3253 W. Mercer Way, Mercer Island, WA 98040-2539 - 12.18%;
Morgan Stanley DW Inc., custodian for, Lawrence S. Arndt, IRA Rollover, 707
Fieldview Ave., Duarte, CA 91010-1502 - 10.49%; Morgan Stanley DW Inc.,
custodian for Jeannette Bauchman, IRA Rollover, 1725 Plummer Dr., Rockwall, TX
75087-2322 - 6.84%; and Alma Lebaron, Trustee, FBO Ted Lebaron & Alma Lebaron
Trust, 10500 Cypress Cove Dr., Fort Myers, FL 33908-6692 - 5.10%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.60% of the portion of daily net assets not exceeding $500 million; and 0.575% to the portion of the daily net assets exceeding $500 million. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.52% of the portion of daily net assets not exceeding $500 million; and 0.495% of the portion of daily net assets exceeding $500 million. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. The
Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment
Advisory Agreement"). The administration services previously provided to the
Fund by the Investment Adviser will be provided by Morgan Stanley Services
Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment
Adviser, pursuant to a separate administration agreement ("Administration
Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator will provide the same administrative services previously provided by the
Investment Adviser.

     For the fiscal years ended January 31, 2003, 2004 and 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amount of $1,122,347, $1,084,242 and
$1,169,675, respectively.

                                       30

     In approving the Investment Advisory Agreement, the Board of Trustees,
including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser; the performance, fees and expenses of the Fund compared to other similar investment companies; the
Investment Adviser's expenses in providing the services; the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the management fee, the Independent Trustees noted that the
Fund's effective advisory/administrative fee (the "management fee") on November
30, 2004 and its total expense ratio were lower than the Fund's peer group average. They also noted that the management fee schedule included a breakpoint. The Independent Trustees evaluated the Fund's performance and noted
that it was lower than its peer group average for the five year period but better than average for the one and three year periods. The Independent
Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the
Independent Trustees, determined, in the exercise of its business judgment, that approval of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to
Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help

                                       31

and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders'
and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the
Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment
Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees;
provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

                                       32

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00%, and up to 1.00% of the average daily net assets of Class A, Class B, and Class C, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan
Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below
(the Distributor did not retain any of these amounts).

                              2005                      2004                      2003
                     -----------------------   -----------------------   -----------------------

Class A ..........   FSCs:(1)     $ 34,445     FSCs:(1)     $ 46,030     FSCs:(1)     $28,691
                     CDSCs:       $      0     CDSCs:       $    115     CDSCs:         4,415
Class B ..........   CDSCs:       $263,264     CDSCs:       $229,056     CDSCs:       231,847
Class C ..........   CDSCs:       $  4,578     CDSCs:       $  5,293     CDSCs:         3,836

----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended
January 31, 2005, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $16,857, $1,121,506 and $803,859, respectively, which amounts are equal to 0.24%, 1.00% and 0.98% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the
Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of

                                       33

up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the
Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and; (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest
(computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of
Class A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A)
or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the
Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $10,921,824 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 21.34% ($2,331,123) - advertising and promotional expenses; (ii) 0.85%
($91,943) - printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 77.81% ($8,498,758) - other expenses, including the gross sales credit and the carrying charge, of which 2.19% ($186,082)
represents carrying charges, 40.35% ($3,428,854) represents commission credits to Morgan Stanley

                                       34

DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 57.10% ($4,853,402) represents overhead and other branch office distribution-related expenses, and 0.36% ($30,420) represents excess distribution expenses of TCW/DW Balanced Fund, the net assets of which were combined with those of the Fund on March 13, 1998 pursuant to an Agreement and
Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended January
31, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the
Fund's Class B shares, totaled $2,898,018 as of January 31, 2005 (the end of the Fund's fiscal year), which was equal to approximately 2.61% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the
Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the
Fund there were no such expenses that may be reimbursed in the subsequent year in the case of Class A and Class C at December 31, 2004 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley
Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors

                                       35

a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b)
without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and of the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the
Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of January 31, 2005, James A. Gilligan managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets; and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, James O. Roeder managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets; and 2,606 other accounts with a total of approximately $534.4 million in assets.

                                       36

     As of January 31, 2005, Sergio Marcheli managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets; and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, Thomas B. Bastian managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets; and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, Vincent E. Vizachero managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets; and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, W. David Armstrong managed 12 mutual funds with a total of approximately $4.7 billion in assets; one pooled investment vehicle other than a mutual fund with a total of approximately $70 million in assets;
and two other accounts with a total of approximately $151 million in assets.

     As of January 31, 2005, David S. Horowitz managed 16 mutual funds with a total of approximately $5.1 billion in assets; three pooled investment vehicle other than mutual funds with a total of approximately $746.2 million in assets;
and 54 other accounts with a total of approximately $7.2 billion in assets.

     As of January 31, 2005, Stefania Perrucci managed five mutual funds with a total of approximately $530 million in assets. Ms. Perrucci did not manage any other accounts.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment
Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discrectionary compensation can include:

     o    Cash Bonus;

     o    Morgan Stanley's Equity Incentive Compensation Program (EICP) awards -
          a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on
          Morgan Stanley common stock that are subject to vesting and other conditions;

     o    Investment Management Deferred Compensation Plan (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in

                                       37

          designated funds advised by the Investment Adviser or its affiliates.
          The award is subject to vesting and other conditions. Portfolio
          Managers must notionally invest a minimum of 25% to a maximum of 50%
          of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may may not include the Fund;

     o    Select Employees' Capital Accumulation Program (SECAP) awards - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

     o    Voluntary Equity Incentive Compensation Program (VEICP) awards - a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     o    Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three- and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

     o    Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     o    Contribution to the business objectives of the Investment Adviser.

     o    The dollar amount of assets managed by the portfolio manager.

     o    Market compensation survey research by independent third parties.

     o    Other qualitative factors, such as contributions to client objectives.

     o    Performance of Morgan Stanley and Morgan Stanley Investment
          Management, and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of January 31, 2005, no Portfolio Manager owned shares of the Fund.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believe that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the Investment Adviser. The following is a summary of the Investment Adviser's
Proxy Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of
Fund assets. In this regard, the Investment Adviser has

                                       38

formed a Proxy Review Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy
Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the
Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     o    Routine proposals will be voted in support of management.

     o    With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

     o    The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.), which potentially may have a substantive financial or best interest impact on a shareholder.

     o    The Investment Adviser will vote against certain non-routine proposals
          (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

     o    The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     o    The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc.).

     o    The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.).

     o    Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

                                       39

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies,
Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the
Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the
ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at
www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2)  On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
          Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)  On sales (except purchases through 401(k) platforms) through Morgan
          Stanley DW's Mutual Fund Network:

          o    An amount up to 0.20% of gross sales of Fund shares; and

                                       40

          o    For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4)  An amount equal to 0.20% on the value of shares sold through 401(k)
          platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended January 31, 2003, 2004 and 2005, the Fund paid a total of $356,162, $196,966 and $158,482, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The
Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the
Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

                                       41

     During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund paid a total of $450, $0 and $0, respectively, in brokerage commissions to
Morgan Stanley DW.

     During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund paid a total of $51,837, $5,920 and $2,590, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended January 31,
2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.63% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 1.15% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment
Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment;
wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended January 31, 2005, the Fund paid $137,258 in brokerage commissions in connection with transactions in the aggregate amount of $102,795,955 to brokers because of research services provided.

                                       42

E. REGULAR BROKER-DEALERS

     During the fiscal year ended January 31, 2005, the Fund purchased securities issued by Citigroup Global Markets Inc., JP Morgan Chase & Co.,
Prudential Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc. and Bank of America Corp., which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At January 31,
2005, the Fund held securities issued by Citigroup Global Markets Inc., JP
Morgan Chase & Co., Prudential Securities Inc., Goldman, Sachs & Co., Lehman
Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Bank of America
Corp. and Bank of New York, with market values of $3,766,937, $4,797,981,
$1,636,700, $882,889, $3,131,465, $2,956,045, $2,070,884 and $51,740,
respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the
Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

                                       43

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the
Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of
Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Management and Other Services - E. Rule 12b-1 Plan." The price of
Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the

                                       44

security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the
Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the
Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return.
The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund, and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in

                                       45

each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The
Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders only if and to the extent that they are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends," provided

                                       46

that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations)
will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return.
Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1
Plan."

                                       47

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------
       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED JANUARY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR      5 YEARS     LIFE OF FUND
------------------   ----------   ----------   ---------   -------------
Class A ..........   07/28/97         2.14%       3.52%         4.96%
Class B ..........   07/28/97         1.99%       3.51%         4.90%
Class C ..........   03/28/95         5.98%       3.86%         8.74%
Class D ..........   07/28/97         8.14%       4.91%         5.96%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED JANUARY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR      5 YEARS     LIFE OF FUND
------------------   ----------   ----------   ---------   -------------
Class A ..........   07/28/97         7.80%       4.64%         5.71%
Class B ..........   07/28/97         6.99%       3.85%         4.90%
Class C ..........   03/28/95         6.98%       3.86%         8.74%
Class D ..........   07/28/97         8.14%       4.91%         5.96%

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED JANUARY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR       5 YEARS      LIFE OF FUND
------------------   ----------   ----------   -----------   -------------
Class A ..........   07/28/97         7.80%        25.48%         51.78%
Class B ..........   07/28/97         6.99%        20.80%         43.24%
Class C ..........   03/28/95         6.98%        20.84%        128.15%
Class D ..........   07/28/97         8.14%        27.08%         54.44%

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS C
                         PERIOD ENDED JANUARY 31, 2005

                                                           INCEPTION
CALCULATION METHODOLOGY                                      DATE        1 YEAR      5 YEARS     LIFE OF FUND
-------------------------------------------------------   ----------   ----------   ---------   -------------

After taxes on distributions ..........................   03/28/95         5.83%       3.01%         7.21%
After taxes on distributions and redemptions ..........   03/28/95         4.07%       2.84%         6.88%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended January
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------

     Clifford Chance US LLP, located at 31 West 52nd Street, New York NY 10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       48

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

January 27, 2006

Supplement

SUPPLEMENT DATED JANUARY 27, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Trust, dated December 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30, 2005
Morgan Stanley Strategist Fund, dated November 30, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The following information is hereby added as a non-fundamental investment limitation within the section titled "II. Description of the Fund and Its Investments and Risks—C. Fund Policies/Investment Restrictions" in each Fund's Statement of Additional Information:

In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

December 20, 2005

Supplement

SUPPLEMENT DATED DECEMBER 20, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "V. Investment Advisory and Other Services, J. Revenue Sharing" is hereby deleted and replaced with the following:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

*

Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

(2)

On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

October 7, 2005

Supplement

SUPPLEMENT DATED OCTOBER 7, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF:

Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Global Advantage Fund, dated September 30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005

(Collectively, the "Funds")

The disclosure in each Fund's Statement of Additional Information in the section entitled "V. Investment Advisory and Other Services, J. Revenue Sharing" is hereby deleted and replaced with the following section:

J. REVENUE SHARING

The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries ("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the Distributor may pay additional compensation to Morgan Stanley DW and to Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or Distributor.

These payments currently include the following amounts which are paid to Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

(1)

On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

(2)

On Class D shares (other than shares held by participants in the Morgan Stanley Portfolio Architectsm Program, the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions), Morgan Stanley DW and other Intermediaries receive an annual fee of up to 0.05% of the average monthly net asset value of the Class D shares held in the applicable accounts.

(3)

On sales of Class A, B and C shares (except purchases through 401(k) platforms or shares, if any, held by participants in the Morgan Stanley Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm Program and Morgan Stanley Corporate Retirement Solutions) through Morgan Stanley DW's Mutual Fund Network:

•

An amount up to 0.11% of gross sales of such Fund shares; and

•

An annual fee in an amount up to 0.03% of the total average monthly net asset value of such Fund shares in excess of $9 billion.

(4)

An amount equal to 0.20% of gross sales of Fund shares sold through 401(k) platforms.

The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

*Commissions or transaction fees paid to Morgan Stanley DW or other Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

September 21, 2005

Supplement

SUPPLEMENT DATED SEPTEMBER 21, 2005 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated August 30, 2004
Active Assets Government Securities Trust, dated August 30, 2004
Active Assets Institutional Government Securities Trust, dated August 30, 2004
Active Assets Institutional Money Trust, dated August 30, 2004
Active Assets Money Trust, dated August 30, 2004
Active Assets Tax-Free Trust, dated August 30, 2004
Morgan Stanley Aggressive Equity Fund, dated September 30, 2004
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29, 2005
Morgan Stanley Balanced Growth Fund, dated May 27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated July 30, 2004
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Capital Opportunities Trust, dated March 30, 2005
Morgan Stanley Convertible Securities Trust, dated November 30, 2004
Morgan Stanley Developing Growth Securities Trust, dated November 30, 2004
Morgan Stanley Dividend Growth Securities Inc., dated June 30, 2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated August 30, 2004
Morgan Stanley European Equity Fund Inc., dated December 30, 2004
Morgan Stanley Financial Services Trust, dated July 30, 2004
Morgan Stanley Flexible Income Trust, dated December 30, 2004
Morgan Stanley Fundamental Value Fund, dated November 30, 2004
Morgan Stanley Global Advantage Fund, dated July 30, 2004
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Sciences Trust, dated September 30, 2004
Morgan Stanley High Yield Securities Inc., dated October 29, 2004
Morgan Stanley Income Builder Fund, dated November 30, 2004
Morgan Stanley Income Trust, dated October 29, 2004
Morgan Stanley Information Fund, dated July 29, 2005
Morgan Stanley International Fund, dated December 30, 2004
Morgan Stanley International SmallCap Fund, dated July 30, 2004
Morgan Stanley International Value Equity Fund, dated October 29, 2004
Morgan Stanley Japan Fund, dated July 30, 2004
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29, 2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated July 30, 2004
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated October 29, 2004
Morgan Stanley Mid-Cap Value Fund, dated October 29, 2004
Morgan Stanley Mortgage Securities Trust, dated December 30, 2004
Morgan Stanley Multi-Asset Class Fund – Domestic Portfolio, dated November 30, 2004
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June 30, 2005

Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated December 30, 2004
Morgan Stanley Prime Income Trust, dated January 28, 2005
Morgan Stanley Real Estate Fund, dated March 30, 2005
Morgan Stanley S&P 500 Index Fund, dated October 29, 2004
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated September 30, 2004
Morgan Stanley Strategist Fund, dated September 30, 2004
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated October 29, 2004
Morgan Stanley Total Return Trust, dated September 30, 2004
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated November 30, 2004
(collectively, the "Funds")

Mitchell M. Merin has resigned as President of the funds in the Fund Complex. Ronald E. Robison has replaced Mr. Merin as President of the funds in the Fund Complex.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

                                                            MORGAN STANLEY
MAY 27, 2005                                                BALANCED INCOME FUND

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated May 27, 2005) for Morgan Stanley Balanced Income Fund may be
obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended January
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Balanced Income Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

--------------------------------------------------------------------------------

         C. Services Provided by the Investment Adviser and Administrator .  30

                                        2

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment
Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Balanced Income Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                        3

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on November 23, 1994, with the name Dean Witter Balanced
Income Fund. Effective June 22, 1998, the Fund's name was changed to Morgan
Stanley Dean Witter Balanced Income Fund. Effective June 18, 2001, the Fund's
name was changed to Morgan Stanley Balanced Income Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to provide current income and moderate capital growth.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options with respect to equities, fixed-income and index-based securities. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer
(seller) of the option would then have the obligation to sell to the OCC (in the
United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the
United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the
United States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone.
Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

                                        4

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options on securities and stock indexes in amounts equaling up to 5% of its total assets. The Fund may purchase put options on securities which it holds
(or has the right to acquire) in its portfolio only to protect itself against a decline in the value of the security. The Fund may also purchase put options to close out written put positions in a manner similar to call option closing purchase transactions. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     The Fund treats purchased OTC options and assets used to cover written OTC options as illiquid securities; however, if the Fund enters into an agreement with a dealer pursuant to which it may repurchase the option at a price under a formula, then assets used to cover the OTC option will be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

                                        5

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     All Options Transactions. When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of options contracts entered into under the circumstances set forth above. If the value of such securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Futures Contracts. The Fund may purchase and sell interest rate and stock index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and such indexes as the S&P 500 Index, the Moody's Investment-Grade Corporate
Bond Index and the New York Stock Exchange Composite Index.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the
Fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss.
Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to

                                        6

5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change.
In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or
Statement of Additional Information. There is no overall limitation on the percentage of the Fund`s net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which the Fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate and/or market movement trends by the Investment Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue

                                        7

to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     SOVEREIGN DEBT. Debt obligations known as "sovereign debt" are obligations of governmental issuers in emerging market countries and industrialized countries.

     Certain emerging market countries are among the largest debtors to commercial banks and foreign governments. The issuer or governmental authority that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or pay interest when due in accordance with the terms of such obligations.

     A governmental entity's willingness or ability to repay principal and pay interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the government's dependence on expected disbursements from third parties, the government's policy toward the
International Monetary Fund and the political constraints to which a government may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce

                                        8

principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a debtor's implementation of economic reforms or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may further impair such debtor's ability or willingness to timely service its debts. Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government debt obligations in the event of default under their commercial bank loan agreements. The issuers of the government debt securities in which the Portfolio may invest have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments.
There can be no assurance that the Brady Bonds and other foreign government debt securities in which a Portfolio may invest will not be subject to similar restructuring arrangements or to requests for new credit, which may adversely affect the Portfolio's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

     MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States. Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each or which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets in the aggregate; and

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.
("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or by Moody's.

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements,

                                        9

which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended.

                                       10

Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     COMMERCIAL MORTGAGE BACKED SECURITIES ("CMBS"). CMBS are generally multi-class or pass-through securities issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties, including, but not limited to, industrial and warehouse properties, office buildings, retail space and shopping malls, hotels, healthcare facilities, multifamily properties and cooperative apartments.
Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of the remaining principal balance or "balloon"" is due and is repaid through the attainment of an additional loan or sale of this property. An extension of the final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. Unlike most single family residential mortgages, commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and, in some cases, there may be prohibitions on principal prepayments for several years following origination.

     CMBS are subject to credit risk and prepayment risk. The Fund invests in
CMBS that are rated investment grade by at least one nationally-recognized statistical rating organization (e.g., Baa or better by Moody's Investor
Services, Inc. or BBB or better by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc.). Although prepayment risk is present, it is of a lesser degree in the CMBS market than in the residential mortgage market;
commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Investment Adviser also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

                                       11

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     COLLATERALIZED MORTGAGE OBLIGATIONS. The Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage
Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the
Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO.

     Certain mortgage-backed securities in which the Fund may invest (e.g., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

     STRIPPED MORTGAGE-BACKED SECURITIES. In addition, the Fund may invest up to
10% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets
(the interest-only or "IO" Class), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases.

     INVERSE FLOATERS. The Fund may invest up to 10% of its net assets in inverse floating obligations ("inverse floaters"). An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

     TARGETED RETURN INDEX SECURITIES ("TRAINs"). The Fund may invest up to 10%
of its net assets in TRAINs which are investment vehicles structured as trusts.
Each trust represents an undivided investment interest in the pool of securities underlying the trust without the brokerage and other

                                       12

expenses associated with holding small positions in individual securities.
TRAINs are not registered under the Securities Act or the Investment Company Act and therefore must be held by qualified purchasers and resold to qualified institutional buyers pursuant to Rule 144A under the Securities Act. Investments in certain TRAINs may have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.
TRAINs that are rated below investment grade are considered high yield securities.

     SWAPS. A swap is a derivative in the form of an agreement to exchange the return generated by one instrument for the return generated by another instrument. The payment streams are calculated by reference to a specified index and agreed upon notional amount. The term "specified index" includes currencies, fixed interest rates, prices, total return on interest rate indices, fixed income indices, stock indices and commodity indices (as well as amounts derived from arithmetic operations on these indices). For example, the Fund may agree to swap the return generated by a fixed income index for the return generated by a second fixed income index. The currency swaps in which the Fund may enter will generally involve an agreement to pay interest streams in one currency based on a specified index in exchange for receiving interest streams denominated in another currency. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount.

     The swaps in which the Fund may engage also include rate caps, floors and collars under which one party pays a single or periodic fixed amount(s) (or premium), and the other party pays periodic amounts based on the movement of a specified index. Swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

     The Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund)
and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or liquid securities to avoid any potential leveraging of the Fund. The Fund may enter into OTC derivatives transactions (swaps, caps, floors, puts, etc., but excluding foreign exchange contracts) with counterparties that are approved by the Investment Adviser in accordance with guidelines established by the Board.
These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties with ratings below
AA.

     Interest rate and total rate of return swaps do not involve the delivery of securities, other underlying assets, or principal. Accordingly, the risk of loss with respect to interest rate and total rate of return swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate or total rate of return swap defaults, the Fund's risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps may involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap may be subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

                                       13

     The Fund may enter into credit default swap contracts for hedging purposes, to add leverage to its portfolio or to gain exposure to a credit in which the
Fund may otherwise invest. As the seller in a credit default swap contract, the
Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.
In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to the Fund because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

     The Fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in the Fund, in which case the Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to the Fund in the event of a default.

     The Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked to market on a daily basis.

     The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary fund securities transactions. If the Investment Manager is incorrect in its forecasts of market values, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if this investment technique were not used.

     LENDING PORTFOLIO SECURITIES. The Fund will not lend its portfolio securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

                                       14

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities
Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowing and investments in illiquid securities; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

     1.  Seek to provide current income and moderate capital growth.

     The Fund may not:

     1.  Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the
         U.S. Government, its agencies or instrumentalities).

     2.  Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

                                       15

     3.  Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4.  Invest in securities of any issuer if, in the exercise of reasonable diligence, the Fund has determined that any officer or trustee of the
         Fund or of the Investment Adviser owns more than 1/2 of 1% of the outstanding securities of the issuer, and the officers and trustees who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of the issuer.

     5.  Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     6.  Purchase or sell commodities except that the Fund may purchase or sell
         (write) futures contracts and related options thereon.

     7.  Borrow money, except from banks for investment purposes or as a temporary measure for extraordinary or emergency purposes in an amount up to 5% (taken at the lower of cost or current value) of the Fund's total assets (not including the amount borrowed).

     8.  Pledge its assets or assign or otherwise encumber them, except to secure permitted borrowings. For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.

     9.  Issue senior securities as defined in the Investment Company Act, except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement; or
         (b) borrowing money.

     10. Make loans of money or securities, except: (a) by the purchase of debt obligations; or (b) by investment in repurchase agreements.

     11. Make short sales of securities.

     12. Purchase securities on margin, except short-term loans as are necessary for the clearance of portfolio securities. The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     14. Invest for the purpose of exercising control or management of any other issuer.

     15. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than 3 years of continuous operation. This restriction shall not apply to any obligation of the United States Government, its agencies or instrumentalities.

     16. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor these programs.

     17. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     In addition, the Fund, as a non-fundamental policy, will not invest more than 5% of the value of its net assets in warrants, including not more than 2%
of such assets in warrants not listed on the New York or American Stock
Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

                                       16

D.   DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o  Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

     o  Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarter in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

                                       17

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                   INFORMATION DISCLOSED
-------------------------------- --------------------------------

SERVICE PROVIDERS
Institutional Shareholder        Complete portfolio holdings
 Services (ISS) (proxy
 voting agent)(*)
FT Interactive Data Pricing      Complete portfolio holdings
 Service Provider(*)
Morgan Stanley Trust(*)          Complete portfolio holdings
The Bank of New York(*)          Complete portfolio holdings
FUND RATING AGENCIES
Lipper(*)                        Top Ten and Complete portfolio holdings
Morningstar(**)                  Top Ten and Complete portfolio holdings
Standard & Poor's(*)             Complete portfolio holdings
Investment Company               Top Ten portfolio holdings
  Institute(**)

CONSULTANTS AND ANALYSTS

Americh Massena &                Top Ten and Complete
 Associates, Inc.(*)             portfolio holdings
Bloomberg(**)                    Complete portfolio holdings
Callan Associates(*)             Top Ten and Complete
                                 portfolio holdings
Cambridge Associates(*)          Top Ten and Complete
                                 portfolio holdings
Citigroup(*)                     Complete portfolio holdings
CTC Consulting, Inc.(**)         Top Ten and Complete
                                 portfolio holdings
Fund Evaluation Group(**)        Top Ten portfolio holdings(3)
Jeffrey Slocum &                 Complete portfolio holdings(4)
 Associates(*)
Hammond Associates(**)           Complete portfolio holdings(4)
Hartland & Co.(**)               Complete portfolio holdings(4)

NAME                                   FREQUENCY(1)                         LAG TIME
-------------------------------- ------------------------ -------------------------------------------

SERVICE PROVIDERS
Institutional Shareholder        Twice a month            (2)
 Services (ISS) (proxy
 voting agent)(*)
FT Interactive Data Pricing      As needed                (2)
 Service Provider(*)
Morgan Stanley Trust(*)          As needed                (2)
The Bank of New York(*)          As needed                (2)
FUND RATING AGENCIES
Lipper(*)                                                 Quarterly basis
                                                          Approximately 15 days
                                                          after quarter end and
                                                          approximately 30 days
                                                          after quarter end
Morningstar(**)                                           Quarterly basis
                                                          Approximately 15 days
                                                          after quarter end and
                                                          approximately 30 days
                                                          after quarter end
Standard & Poor's(*)             Quarterly basis          Approximately 15 day lag
Investment Company               Quarterly basis          Approximately 15 days after quarter end
  Institute(**)

CONSULTANTS AND ANALYSTS

Americh Massena &                Quarterly basis(5)       Approximately 10-12 days after quarter end
 Associates, Inc.(*)
Bloomberg(**)                    Quarterly basis          Approximately 30 days after quarter end Callan
Associates(*)                    Monthly and quarterly    Approximately 10-12 days after
                                 basis, respectively(5)   month/quarter end
Cambridge Associates(*)          Quarterly basis(5)       Approximately 10-12 days after quarter end
Citigroup(*)                     Quarterly basis(5)       At least one day after quarter end
CTC Consulting, Inc.(**)         Quarterly basis          Approximately 15 days after quarter end
                                                          and approximately 30 days after quarter
                                                          end, respectively
Fund Evaluation Group(**)        Quarterly basis          At least 15 days after quarter end
Jeffrey Slocum &                 Quarterly basis(5)       Approximately 10-12 days after quarter end
 Associates(*)
Hammond Associates(**)           Quarterly basis          At least 30 days after quarter end
Hartland & Co.(**)               Quarterly basis          At least 30 days after quarter end

                                       18

NAME                                       INFORMATION DISCLOSED
------------------------------------ --------------------------------

Hewitt Associates(*)                 Top Ten and Complete
                                     portfolio holdings
Mobius(**)                           Top Ten portfolio holdings(3)
Nelsons(**)                          Top Ten portfolio holdings(3)
Prime Buchholz &                     Complete portfolio holdings(4)
 Associates, Inc.(**)
PSN(**)                              Top Ten holdings(3)
PFM Asset Management                 Top Ten and Complete
 LLC(*)                              portfolio holdings
Russell Investment                   Top Ten and Complete
 Group/Russell/Mellon                portfolio holdings
 Analytical Services, Inc.(**)
Stratford Advisory Group,            Top Ten portfolio holdings(6)
   Inc.(*)
Thompson Financial(**)               Complete portfolio holdings(4)
Watershed Investment                 Top Ten and Complete
 Consultants, Inc.(*)                portfolio holdings
Yanni Partners(**)                   Top Ten portfolio holdings(3)

PORTFOLIO ANALYTICS
 Providers
Fact Set(*)                          Complete portfolio holdings

NAME                                       FREQUENCY(1)                         LAG TIME
------------------------------------ ------------------------ -------------------------------------------

Hewitt Associates(*)                 Monthly and quarterly    Approximately 10-12 days after
                                     basis, respectively(5)   month/quarter end
Mobius(**)                           Monthly basis            At least 15 days after month end
Nelsons(**)                          Quarterly basis          At least 15 days after quarter end
Prime Buchholz &                     Quarterly basis          At least 30 days after quarter end
 Associates, Inc.(**)
 PSN(**)                             Quarterly basis          At least 15 days after quarter end PFM Asset
PFM Asset                            Quarterly basis(5)       Approximately 10-12 days after quarter end
 Management LLC(*)
Russell Investment                   Monthly and quarterly    At least 15 days after month end and at
 Group/Russell/Mellon                basis                    least 30 days after quarter end,
 Analytical Services, Inc.(**)                                respectively
Stratford Advisory Group,            Quarterly basis(5)       Approximately 10-12 days after quarter end
 Inc.(*)
Thompson Financial(**)               Quarterly basis          At least 30 days after quarter end
Watershed Investment                 Quarterly basis(5)       Approximately 10-12 days after quarter end
 Consultants, Inc.(*)
Yanni Partners(**)                   Quarterly basis          At least 15 days after quarter end

PORTFOLIO ANALYTICS
 PROVIDERS
Fact Set(*)                          Daily                    One Day

----------
(*)   This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)   Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)   Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)   Full portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)   Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)   This information will also be provided upon request from time to time.

(6)   Full portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the independent directors (on an as needed basis) and (iv) members of the Board of Directors (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analysis or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

                                       19

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analysis; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Trustees and Officers. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection

                                       20

with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company,
Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other two Trustees (the "Management Trustees") are affiliated with the
Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2004) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                               POSITION(S)    LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT     SERVED*
----------------------------- ------------- ------------

Michael Bozic (64)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (72)            Trustee       Since
1031 N. Chartwell Court                     January
Salt Lake City, UT 84103                    1993

Wayne E. Hedien (71)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                                     IN FUND
                                                                     COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)         OVERSEEN         OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**         BY TRUSTEE               BY TRUSTEE
----------------------------- ------------------------------------ ------------ -----------------------------------

Michael Bozic (64)            Private investor; Director or            197      Director of various business
c/o Kramer Levin Naftalis &   Trustee of the Retail Funds (since                organizations.
Frankel LLP                   April 1994) and the Institutional
Counsel to the Independent    Funds (since July 2003); formerly
Trustees                      Vice Chairman of Kmart
1177 Avenue of the Americas   Corporation (December 1998-
New York, NY 10036            October 2000), Chairman and
                              Chief Executive Officer of Levitz
                              Furniture Corporation (November
                              1995-November 1998) and President
                              and Chief Executive Officer of Hills
                              Department Stores (May 1991-July
                              1995); formerly variously Chairman,
                              Chief Executive Officer, President
                              and Chief Operating Officer (1987-
                              1991) of the Sears Merchandise Group
                              of Sears, Roebuck & Co.

Edwin J. Garn (72)            Consultant; Director or Trustee of       197      Director of Franklin Covey (time
1031 N. Chartwell Court       the Retail Funds (since January                   management systems), BMW
Salt Lake City, UT 84103      1993) and the Institutional Funds                 Bank of North America, Inc.
                              (since July 2003); member of the                  (industrial loan corporation),
                              Utah Regional Advisory Board of                   Escrow Bank USA (industrial
                              Pacific Corp.; formerly Managing                  loan corporation), United Space
                              Director of Summit Ventures LLC                   Alliance (joint venture between
                              (2000-2004); United States                        Lockheed Martin and the
                              Senator (R-Utah) (1974-1992)                      Boeing Company) and Nuskin
                              and Chairman, Senate Banking                      Asia Pacific (multilevel
                              Committee (1980-1986), Mayor of                   marketing); member of the
                              Salt Lake City, Utah (1971-1974),                 board of various civic and
                              Astronaut, Space Shuttle                          charitable organizations.
                              Discovery (April 12-19, 1985),
                              and Vice Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (71)          Retired; Director or Trustee of          197      Director of The PMI Group Inc.
c/o Kramer Levin Naftalis &   the Retail Funds (since                           (private mortgage insurance);
Frankel LLP                   September 1997) and the                           Trustee and Vice Chairman of
Counsel to the                Institutional Funds (since July                   The Field Museum of Natural
Independent Trustees          2003); formerly associated with                   History; director of various other
1177 Avenue of the Americas   the Allstate Companies                            business and charitable
New York, NY 10036            (1966-1994), most recently as                     organizations.
                              Chairman of The Allstate
                              Corporation (March 1993-
                              December 1994) and Chairman and
                              Chief Executive Officer of its
                              wholly-owned subsidiary, Allstate
                              Insurance Company (July 1989-
                              December 1994).

----------
 *  This is the earliest date the Trustee began serving the Retail Funds. Each
    Trustee serves an indefinite term, until his or her successor is elected.

**  The dates referenced below indicating commencement of service as
    Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
    Institutional Funds, as applicable.

                                       21

                               POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS       HELD WITH       TIME
    OF INDEPENDENT TRUSTEE      REGISTRANT    SERVED*
----------------------------- ------------- -----------

Dr. Manuel H. Johnson (56)    Trustee       Since
c/o Johnson Smick                           July 1991
Group Inc.
888 16th Street, N.W.
Suite 740
Washington, D.C. 20006

Joseph J. Kearns (62)         Trustee       Since
c/o Kearns & Associates LLC                 July 2003
PMB754
23852 Pacific Coast Highway
Malibu, CA 90265

Michael E. Nugent (69)        Trustee       Since
c/o Triumph Capital, L.P.                   July 1991
445 Park Avenue
New York, NY 10022

Fergus Reid (72)              Trustee       Since
c/o Lumelite Plastics                       July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                      NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
                                                                      COMPLEX
    NAME, AGE AND ADDRESS            PRINCIPAL OCCUPATION(S)          OVERSEEN       OTHER DIRECTORSHIPS HELD
    OF INDEPENDENT TRUSTEE            DURING PAST 5 YEARS**          BY TRUSTEE             BY TRUSTEE
----------------------------- ------------------------------------- ------------ -------------------------------

Dr. Manuel H. Johnson (56)    Senior Partner, Johnson Smick             197      Director of NVR, Inc. (home
c/o Johnson Smick             International, Inc., a consulting                  construction); Director of KFX
Group Inc.                    firm; Chairman of the Audit                        Energy; Director of RBS
888 16th Street, N.W.         Committee and Director or                          Greenwich Capital Holdings
Suite 740                     Trustee of the Retail Funds (since                 (financial holding company).
Washington, D.C. 20006        July 1991) and the Institutional
                              Funds (since July 2003); Co-Chairman
                              and a founder of the Group of Seven
                              Council (G7C), an international
                              economic commission; formerly Vice
                              Chairman of the Board of Governors
                              of the Federal Reserve System and
                              Assistant Secretary of the U.S.
                              Treasury.

Joseph J. Kearns (62)         President, Kearns & Associates            198      Director of Electro Rent
c/o Kearns & Associates LLC   LLC (investment consulting);                       Corporation (equipment
PMB754                        Deputy Chairman of the Audit                       leasing), The Ford Family
23852 Pacific Coast Highway   Committee and Director or                          Foundation, and the UCLA
Malibu, CA 90265              Trustee of the Retail Funds (since                 Foundation.
                              July 2003) and the Institutional
                              Funds (since August 1994); previously
                              Chairman of the Audit Committee of
                              the Institutional Funds (October
                              2001-July 2003); formerly CFO of the
                              J. Paul Getty Trust.

Michael E. Nugent (69)        General Partner of Triumph                197      Director of various business
c/o Triumph Capital, L.P.     Capital, L.P., a private investment                organizations.
445 Park Avenue               partnership; Chairman of the
New York, NY 10022            Insurance Committee and Director
                              or Trustee of the Retail Funds (since
                              July 1991) and the Institutional Funds
                              (since July 2001); formerly Vice
                              President, Bankers Trust Company and
                              BT Capital Corporation (1984-1988).

Fergus Reid (72)              Chairman of Lumelite Plastics             198      Trustee and Director of
c/o Lumelite Plastics         Corporation; Chairman of the                       certain investment companies
Corporation                   Governance Committee and                           in the JPMorgan Funds
85 Charles Colman Blvd.       Director or Trustee of the Retail                  complex managed by J.P.
Pawling, NY 12564             Funds (since July 2003) and the                    Morgan Investment
                              Institutional Funds (since                         Management Inc.
                              June 1992).

----------
 *   This is the earliest date the Trustee began serving the Retail Funds. Each
     Trustee serves an indefinite term, until his or her successor is elected.

**   The dates referenced below indicating commencement of service as
     Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
     Institutional Funds, as applicable.

                                       22

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2004) and the other directorships, if any, held by the Trustee, are shown below.

                                POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      MANAGEMENT TRUSTEE         REGISTRANT    SERVED*
------------------------------ ------------- -----------

Charles A. Fiumefreddo (72)    Chairman      Since
c/o Morgan Stanley Trust       of the        July 1991
Harborside Financial Center,   Board and
Plaza Two,                     Trustee
Jersey City, NJ 07311

James F. Higgins (57)          Trustee       Since
c/o Morgan Stanley Trust                     June 2000
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

                                                                        NUMBER OF
                                                                       PORTFOLIOS
                                                                         IN FUND
                                                                         COMPLEX
                                                                       OVERSEEN BY
   NAME, AGE AND ADDRESS OF        PRINCIPAL OCCUPATION(S) DURING      MANAGEMENT     OTHER DIRECTORSHIPS HELD BY
      MANAGEMENT TRUSTEE                   PAST 5 YEARS**                TRUSTEE                TRUSTEE
------------------------------ -------------------------------------- ------------ --------------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee           197      None.
c/o Morgan Stanley Trust       of the Retail Funds (since
Harborside Financial Center,   July 1991) and the Institutional
Plaza Two,                     Funds (since July 2003); formerly
Jersey City, NJ 07311          Chief Executive Officer of the Retail
                               Funds (until September 2002).

James F. Higgins (57)          Director or Trustee of the Retail          197      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                     and The Equitable Life
Harborside Financial Center,   Institutional Funds (since July                     Assurance Society of the
Plaza Two,                     2003); Senior Advisor of Morgan                     United States (financial
Jersey City, NJ 07311          Stanley (since August 2000);                        services).
                               Director of the Distributor and
                               Dean Witter Realty Inc.; previously
                               President and Chief Operating Officer
                               of the Private Client Group of Morgan
                               Stanley (May 1999- August 2000), and
                               President and Chief Operating Officer
                               of Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

----------
 *    This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                 POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH         TIME
      EXECUTIVE OFFICER          REGISTRANT       SERVED*
----------------------------- ---------------- -------------

Mitchell M. Merin (51)        President        Since May
1221 Avenue of the Americas                    1999
New York, NY 10020

Ronald E. Robison (66)        Executive Vice   Since April
1221 Avenue of the Americas   President and    2003
New York, NY 10020            Principal
                              Executive
                              Officer

   NAME, AGE AND ADDRESS OF
      EXECUTIVE OFFICER                      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS**
----------------------------- --------------------------------------------------------------------------

Mitchell M. Merin (51)        President and Chief Operating Officer of Morgan Stanley Investment
1221 Avenue of the Americas   Management Inc.; President, Director and Chief Executive Officer of the
New York, NY 10020            Investment Adviser and the Administrator; Chairman and Director of the
                              Distributor; Chairman and Director of the Transfer
                              Agent; Director of various Morgan Stanley
                              subsidiaries; President of the Institutional Funds
                              (since July 2003) and President of the Retail
                              Funds (since May 1999); Trustee (since July 2003)
                              and President (since December 2002) of the Van
                              Kampen Closed-End Funds; Trustee (since May 1999)
                              and President (since October 2002) of the Van
                              Kampen Open-End Funds.

Ronald E. Robison (66)        Principal Executive Officer of Funds in the Fund Complex (since May
1221 Avenue of the Americas   2003); Managing Director of Morgan Stanley & Co. Incorporated,
New York, NY 10020            Morgan Stanley Investment Management Inc. and Morgan Stanley;
                              Managing Director, Chief Administrative Officer
                              and Director of the Investment Adviser and the
                              Administrator; Director of the Transfer Agent;
                              Managing Director and Director of the Distributor;
                              Executive Vice President and Principal Executive
                              Officer of the Institutional Funds (since July
                              2003) and the Retail Funds (since April 2003);
                              Director of Morgan Stanley SICAV (since May 2004);
                              previously, President and Director of the
                              Institutional Funds (March 2001-July 2003) and
                              Chief Global Operations Officer of Morgan Stanley
                              Investment Management Inc.

----------
 *  This is the earliest date the Officer began serving the Retail Funds. Each
    Officer serves an indefinite term, until his or her successor is elected.

**  The dates referenced below indicating commencement of service as an
    Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

                                       23

                                  POSITION(S)        LENGTH OF
   NAME, AGE AND ADDRESS OF        HELD WITH            TIME
       EXECUTIVE OFFICER           REGISTRANT         SERVED*
------------------------------ ----------------- -----------------

Joseph J. McAlinden (62)       Vice President    Since July
1221 Avenue of the Americas                      1995
New York, NY 10020

Barry Fink (50)                Vice President    Since
1221 Avenue of the Americas                      February 1997
New York, NY 10020

Amy R. Doberman (43)           Vice President    Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (41)              Chief             Since October
1221 Avenue of the Americas    Compliance        2004
New York, NY 10020             Officer

Stefanie V. Chang (38)         Vice President    Since July
1221 Avenue of the Americas                      2003
New York, NY 10020

Francis J. Smith (39)          Treasurer and     Treasurer since
c/o Morgan Stanley Trust       Chief Financial   July 2003 and
Harborside Financial Center,   Officer           Chief Financial
Plaza Two,                                       Officer since
Jersey City, NJ 07311                            September 2002

Thomas F. Caloia (59)          Vice President    Since July
c/o Morgan Stanley Trust                         2003
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary         Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   Name, Age and Address of
       Executive Officer                      Principal Occupation(s) During Past 5 Years**
------------------------------ --------------------------------------------------------------------------

Joseph J. McAlinden (62)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020             Investment Officer of the Van Kampen Funds; Vice President of the
                               Institutional Funds (since July 2003) and the
                               Retail Funds (since July 1995).

Barry Fink (50)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Management; Managing
New York, NY 10020             Director (since December 2000), Secretary (since February 1997) and
                               Director (since July 1998) of the Investment Adviser and the
                               Administrator; Vice President of the Retail Funds; Assistant
                               Secretary of Morgan Stanley DW; Vice President of the
                               Institutional Funds (since July 2003); Managing Director,
                               Secretary and Director of the Distributor; previously Secretary
                               (February 1997-July 2003 and General Counsel (February 1997-April
                               2004) of the Retail Funds); previously Vice President and
                               Assistant General Counsel of the Investment Adviser and the
                               Administrator (February 1997-December 2001).

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas    Managing Director of Morgan Stanley Investment Management Inc. and
New York, NY 10020             the Investment Adviser; Vice President of the Institutional and Retail
                               Funds (since July 2004); Vice President of the Van Kampen Funds
                               (since August 2004); previously, Managing Director and General
                               Counsel - Americas, UBS Global Asset Management (July 2000-July
                               2004) and General Counsel, Aeltus Investment Management, Inc.
                               (January 1997-July 2000).

Carsten Otto (41)              Executive Director and U.S. Director of Compliance for Morgan Stanley
1221 Avenue of the Americas    Investment Management (since October 2004); Executive Director of the
New York, NY 10020             Investment Adviser and Morgan Stanley Investment Management Inc.;
                               formerly Assistant Secretary and Assistant General Counsel of the
                               Morgan Stanley Retail Funds.

Stefanie V. Chang (38)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser; Vice
New York, NY 10020             President of the Institutional Funds (since December 1997) and the
                               Retail Funds (since July 2003); formerly practiced law with the
                               New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)          Executive Director of the Investment Adviser and the Administrator
c/o Morgan Stanley Trust       (since December 2001); previously Vice President of the Retail Funds
Harborside Financial Center,   (September 2002-July 2003); previously Vice President of the
Plaza Two,                     Investment Adviser and the Administrator (August 2000-November 2001)
Jersey City, NJ 07311          and Senior Manager at PricewaterhouseCoopers LLP (January 1998-August 2000).

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant Treasurer of
c/o Morgan Stanley Trust       the Investment Adviser, the Distributor and the Administrator; previously
Harborside Financial Center,   Treasurer of the Retail Funds (April 1989-July 2003); formerly First Vice
Plaza Two,                     President of the Investment Adviser, the Distributor and the
Jersey City, NJ 07311          Administrator.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020             Secretary of the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law
                               with the New York law firms of McDermott, Will &
                               Emery and Skadden, Arps, Slate, Meagher & Flom
                               LLP.

----------

 *  This is the earliest date the Officer began serving the Retail Funds. Each
    Officer serves an indefinite term, until his or her successor is elected.

**  The dates referenced below indicating commencement of service as an
    Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Marilyn K. Cranney,
Joanne Doldo, Tara A. Farrelly, Alice J. Gerstel, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin and Julien Yoo.

                                       24

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                                                                IN ALL REGISTERED INVESTMENT COMPANIES
                                                                                   OVERSEEN BY TRUSTEE IN FAMILY OF
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND                INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2004)                        (AS OF DECEMBER 31, 2004)
------------------------   -----------------------------------------------   --------------------------------------------

INDEPENDENT:
Michael Bozic                                   None                                        over $100,000
Edwin J. Garn                                   None                                        over $100,000
Wayne E. Hedien                                 None                                        over $100,000
Dr. Manuel H. Johnson                           None                                        over $100,000
Joseph J. Kearns(1)                             None                                        over $100,000
Michael E. Nugent                               None                                        over $100,000
Fergus Reid(1)                                  None                                        over $100,000
INTERESTED:
Charles A. Fiumefreddo                     over $100,000                                    over $100,000
James F. Higgins                                None                                        over $100,000

----------

(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2004, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $584,856 and $667,002, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange
Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement;
approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the

                                       25

independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit
Committee Charter. During the Fund's fiscal year ended January 31, 2005, the
Audit Committee held ten meetings.

     The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an "interested person," as defined under the Investment Company
Act, of any of the Funds (with such disinterested Trustees being Independent
Trustees or individually Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended January 31, 2005, the Governance Committee held three meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below.

     There were 22 meetings of the Board of Trustees of the Fund held during the fiscal year ended January 31, 2005. The Independent Trustees of the Fund also met four times during that time, in addition to the 22 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended January 31, 2005, the Insurance Committee held seven meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as

                                       26

Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all Fund boards enhances the ability of each fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other Committee
Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each
Independent Trustee is paid by the Retail Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional
Funds and for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

                                       27

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior
DC Plan are now subject to the terms of the DC Plan (except for amounts paid during the calendar year 2004, which will remain subject to the terms of the
Prior DC Plan).

     The following table shows aggregate compensation payable to the Fund's
Trustees from the Fund for the fiscal year ended January 31, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2004.

                                  COMPENSATION

                                          TOTAL       NUMBER OF PORTFOLIOS IN THE FUND
                                      COMPENSATION    COMPLEX FROM WHICH THE TRUSTEE        TOTAL COMPENSATION
NAME OF INDEPENDENT TRUSTEES:        FROM THE FUND       RECEIVED COMPENSATION(5)        FROM THE FUND COMPLEX(5)
--------------------------------------------------------------------- -------------------------------------------

Michael Bozic(1)(3) ..............       $250                     197                         $178,000
Edwin J. Garn(1)(3) ..............        250                     197                          178,000
Wayne E. Hedien(1)(2) ............        250                     197                          178,000
Dr. Manuel H. Johnson(1) .........        339                     197                          238,000
Joseph J. Kearns(1)(4) ...........        303                     198                          211,000
Michael E. Nugent(1)(2) ..........        294                     197                          208,000
Fergus Reid(1)(3) ................        294                     198                          213,000
NAME OF INTERESTED TRUSTEES:
-----------------------------------
Charles A. Fiumefreddo*(2) .......        535                     197                          360,000
James F. Higgins* ................          0                     197                                0

----------
*     Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes the amounts deferred at the election of the Trustee under the DC
      Plan.
(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees and by the Adopting Funds for the calendar year ended December 31, 2004, and the estimated retirement benefits for the
Independent Trustees and from the Adopting Funds for each calendar year following retirement. Messrs. Kearns and Reid did not participate in the retirement program.

                                 RETIREMENT BENEFITS ACCRUED   ESTIMATED ANNUAL BENEFITS
                                       AS FUND EXPENSES           UPON RETIREMENT(1)
                                ----------------------------- --------------------------
                                            BY ALL                     FROM ALL
NAME OF INDEPENDENT TRUSTEE             ADOPTING FUNDS              ADOPTING FUNDS
------------------------------- ----------------------------- --------------------------

Michael Bozic .................            $19,437                      $46,871
Edwin J. Garn .................             28,779                       46,917
Wayne E. Hedien ...............             37,860                       40,020
Dr. Manuel H. Johnson .........             19,701                       68,630
Michael E. Nugent .............             35,471                       61,377

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       28

     In addition, Messrs. Bozic, Garn, Hedien, Johnson and Nugent received a lump sum benefit payment from the liquidation of a fund in the Plan in 2004 in the amount of $3,639, $6,935, $5,361, $2,915 and $6,951, respectively.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class D shares of the
Fund as of May 2, 2005: Barbara J Ciocca TTEE F/T, Barbara J Ciocca Rev Living
TR U/A DTD 11/29/2004 1912 Summer Pine Court, Suite 102, Las Vegas, NV,
89134-2641-9.03%, H. K. Smith, Custodian for Kelsey Taylor Smith UGMA/MA, 29
Quissett Harbor Road, Falmouth, MA 02540-1668-7.09% and H.K. Smith Custodian for
Meghan Elizabeth Smith UGMA/MA, 29 Quissett Harbor Road, Falmouth, MA
02540-1668-6.20%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an investment management agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.60% of the portion of the daily net assets not exceeding $500 million; and 0.575% of the portion of the daily net assets exceeding $500 million. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.52% of the portion of the daily net assets not exceeding $500 million; and 0.495% of the portion of the daily net assets exceeding $500 million. The advisory fee is allocated among the
Classes pro rata based on the net assets of the Fund attributable to each Class.
The Fund's Investment Adviser will continue to provide investment advisory services under an Amended and Restated Investment Advisory Agreement
("Investment Advisory Agreement"). The administration services previously provided to the Fund by the Investment Adviser will be provided by Morgan
Stanley Services Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment Adviser, pursuant to a separate administration agreement
("Administration Agreement") entered into by the Fund with the Administrator.
Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the
Administrator will provide the same administrative services previously provided by the Investment Adviser.

     For the fiscal years ended January 31, 2003, 2004 and 2005, the Investment
Adviser accrued total compensation under the Management Agreement and the
Investment Advisory Agreement in the amounts of $938,591, $1,224,067 and
$1,223,499, respectively.

     In approving the Investment Advisory Agreement, the Board of Trustees,
including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Adviser; the performance, fees and expenses of the Fund compared to other similar investment companies; the

                                       29

Investment Adviser's expenses in providing the services; the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. In evaluating the reasonableness of the management fee, the Independent Trustees noted that the
Fund's effective advisory/administrative fee (the "management fee"), at the level of assets on November 30, 2004, and its total expense ratio were lower than the Fund's peer group average. They also noted that the management fee schedule included a breakpoint. The Independent trustees evaluated the Fund's performance and noted that it was lower than its peer group average for the one and three year periods but better than average for the five year period. The
Independent Trustees conferred with the Investment Adviser on steps that might be taken to improve performance. The Investment Adviser informed the Trustees that the Fund's performance was held back last year because of its underweight in equities compared to the peer group. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the
Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help

                                       30

and bookkeeping as the Fund may reasonably require in the conduct of its business. The Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the
Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the
Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

                                       31

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.00% and up to 1.00% of the average daily net assets of Class A, Class B, and Class C, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan Stanley
DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended January 31, in approximate amounts as provided in the table below (the
Distributor did not retain any of these amounts).

                           2005                   2004                   2003
                   --------------------- ---------------------- ----------------------

Class A .......... FSCs:(1)    $ 36,856  FSCs:(1)    $130,322   FSCs:(1)    $104,519
                   CDSCs:      $      0  CDSCs:      $      0   CDSCs:      $  5,190
Class B .......... CDSCs:      $424,725  CDSCs:      $462,539   CDSCs:      $398,402
Class C .......... CDSCs:      $  9,362  CDSCs:      $  6,874   CDSCs:      $ 12,292

----------
(1) FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class's average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended January 31, 2005,
Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $19,448, $1,570,442 and $403,428, respectively, which amounts are equal to 0.24%, 1.00% and 0.93% of the average daily net assets of Class A,
Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold
(effective April 1, 2004, a gross sales credit of up to 4.00% of the amount sold) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of

                                       32

up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the
Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses, including (a)
the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended January 31, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $15,937,970 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
0.65% ($104,062)--advertising and promotional expenses; (ii) 19.25%
($3,067,835)--printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 80.10% ($12,766,073)--other expenses, including the gross sales credit and the carrying charge, of which 4.03%
($514,738) represents carrying charges, 39.73% ($5,072,053) represents commission credits to Morgan Stanley

                                       33

DW branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.24%
($7,179,282) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by
Class C under the Plan during the fiscal year ended January 31, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan
Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the Fund's Class
B shares, totaled $7,124,910 as of January 31, 2005 (the end of the Fund's
fiscal year), which was equal to 4.91% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or
CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2004 (end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment

                                       34

management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley
DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

(3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of January 31, 2005, James A. Gilligan managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets;
and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, James O. Roeder managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets;
and 2,606 other accounts with a total of approximately $534.4 million in assets.

                                       35

     As of January 31, 2005, Sergio Marcheli managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets;
and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, Thomas B. Bastian managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets;
and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, Vincent E. Vizachero managed 21 mutual funds with a total of approximately $25.7 billion in assets; three pooled investment vehicles other than mutual funds with a total of approximately $124.1 million in assets;
and 2,606 other accounts with a total of approximately $534.4 million in assets.

     As of January 31, 2005, W. David Armstrong managed 12 mutual funds with a total of approximately $4.7 billion in assets; one pooled investment vehicle other than a mutual fund with a total of approximately $70 million in assets;
and two other accounts with a total of approximately $151 million in assets.

     As of January 31, 2005, David S. Horowitz managed 16 mutual funds with a total of approximately $5.1 billion in assets; three pooled investment vehicle other than mutual funds with a total of approximately $746.2 million in assets;
and 54 other accounts with a total of approximately $7.2 billion in assets.

     As of January 31, 2005, Stefania Perrucci managed five mutual funds with a total of approximately $530 million in assets. Ms. Perrucci did not manage any other accounts.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all accounts managed by the portfolio manager.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

   o  Cash Bonus;

   o  Morgan Stanley's Equity Incentive Compensation Program (EICP) awards-a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan
      Stanley common stock that are subject to vesting and other conditions;

                                       36

   o  Investment Management Deferred Compensation Plan (IMDCP) awards-a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the
      Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of
      25% to a maximum of 50% of the IMDCP deferral into a combination of the designated funds they manage that are included in the IMDCP fund menu, which may or may not include the Fund;

   o  Select Employees' Capital Accumulation Program (SECAP) awards-a voluntary program that permits employees to elect to defer a portion of their discretionary compensation and notionally invest the deferred amount across a range of designated investment funds, including funds advised by the Investment Adviser or its affiliates; and

   o  Voluntary Equity Incentive Compensation Program (VEICP) awards-a voluntary program that permits employees to elect to defer a portion of their discretionary compensation to invest in Morgan Stanley stock units.

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

   o  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
      and five-year periods measured against a fund's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups. Generally, the greatest weight is placed on the three- and five-year periods.

   o  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

   o Contribution to the business objectives of the Investment Adviser.

   o The dollar amount of assets managed by the portfolio manager.

   o Market compensation survey research by independent third parties.

   o Other qualitative factors, such as contributions to client objectives.

   o  Performance of Morgan Stanley and Morgan Stanley Investment Management,
      and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

     Occasionally, to attract new hires or to retain key employees, the total amount of compensation will be guaranteed in advance of the fiscal year end based on current market levels. In limited circumstances, the guarantee may continue for more than one year. The guaranteed compensation is based on the same factors as those comprising overall compensation described above.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of January 31, 2005, no portfolio manager owned shares of the fund.

H. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

I. PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believe that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

                                       37

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

   o Routine proposals will be voted in support of management.

   o  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

   o  The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.), which potentially may have a substantive financial or best interest impact on a shareholder.

   o  The Investment Adviser will vote against certain non-routine proposals
      (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), which potentially may have a substantive financial or best interest impact on a shareholder (notwithstanding management support).

   o  The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

   o  The Investment Adviser will vote for certain shareholder proposals it believes call for reasonable charter provisions or corporate governance practices (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, requiring diversity of board membership relating to broad based social, religious or ethnic groups, reducing or eliminating supermajority voting requirements, etc.).

   o  The Investment Adviser will vote against certain shareholder proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, proposals requiring inappropriate endorsements or corporate actions, etc.).

   o  Certain other shareholder proposals (i.e., proposals that limit the tenure of directors, proposals that limit golden parachutes, proposals requiring directors to own large amounts of company stock to be eligible for election, proposals that limit retirement benefits or executive compensation, etc.) generally are evaluated by the Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

                                       38

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies,
Institutional Shareholder Services ("ISS") has been retained as experts in the proxy voting and corporate governance area. The services provided to the
Investment Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize the ISS recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS recommendations. In addition to research, ISS provides vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's proxy voting record for the most recent twelve-month period ended June 30, are available (i) without charge by visiting the Mutual Fund Center on our web site at
www.morganstanley.com/funds and (ii) on the SEC's web site at www.sec.gov.

J. REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor. The amount of these payments, as determined from time to time by the Investment Adviser or the Distributor, may be different for different
Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

   (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

   (2)   On sales of Class D shares other than shares held by participants in the Investment Adviser's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
         Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

   (3)   On sales (except purchases through 401(k) platforms) through Morgan
         Stanley DW's Mutual Fund Network:

                                       39

      o  An amount up to 0.20% of gross sales of Fund shares; and

      o  For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

   (4)   An amount equal to 0.20% on the value of shares sold through 401(k)
         platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a
"net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended January 31, 2003, 2004 and 2005, the Fund paid a total of $191,119, $124,388 and $83,255, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing

                                       40

standard. The Fund does not reduce the management fee it pays to the Investment
Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended January 31, 2003, 2004 and 2005, the Fund paid a total of $33,247, $3,490 and $1,335, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended January 31,
2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.60% of the total brokerage commissions paid by the Fund for this period and were paid on account of transactions having an aggregate dollar value equal to approximately 1.20% of the aggregate dollar value of all portfolio transactions of the Fund during the fiscal year for which commissions were paid.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.
The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

                                       41

D. DIRECTED BROKERAGE

     During the fiscal year ended January 31, 2005, the Fund paid $69,360 in brokerage commissions in connection with transactions in the aggregate amount of
$52,046,147 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended January 31, 2005, the Fund purchased securities issued by Bank of America Corp., Citigroup Inc., Goldman, Sachs &
Co., Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc. and
Prudential Securities Inc. which issuers were among the ten brokers or the ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the year. At January 31, 2005, the Fund held securities issued by Bank of America Corp., Bank of New York Co. Inc., Citigroup Inc., Goldman
Sachs & Co., J.P. Morgan Chase & Co., Lehman Brothers Inc., Merrill Lynch,
Pierce, Fenner & Smith Inc. and Prudential Securities Inc. with market values of $1,012,721, $374,206, $2,720,597, $1,110,621, $2,784,254, $1,538,375,
$1,433,871 and $1,039,798, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove the Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of

                                       42

the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer
Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between

                                       43

the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and Shareholders of the Fund, and is not intended as a substitute for careful tax planning. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund, and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan.
Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

                                       44

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future Congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all ordinary dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December to shareholders of record of such month and paid in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

                                       45

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains.

     Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from "U.S. real property interests" (including certain U.S. real property holding corporations)
and which may include certain REITs and certain REIT capital gain dividends will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return.
Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is generally 15%. Without future Congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially

                                       46

identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plans."

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

     For the 30-day period ended January 31, 2005, the yield was approximately
2.24%, 1.62%, 1.62% and 2.61% for Class A, Class B, Class C and Class D,
respectively.

           AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES
                      CHARGE PERIOD ENDED JANUARY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
------------------   ----------   ----------   ---------   ----------   -------------

Class A ..........   07/28/97         0.01%       4.82%        -            5.01%
Class B ..........   07/28/97        -0.17%       4.81%        -            4.95%
Class C ..........   03/28/95         3.84%       5.15%        -            7.25%
Class D ..........   07/28/97         5.80%       6.18%        -            5.99%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDED JANUARY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
------------------   ----------   ----------   ---------   ----------   -------------

Class A ..........   07/28/97         5.55%       5.95%        -            5.76%
Class B ..........   07/28/97         4.83%       5.14%        -            4.95%
Class C ..........   03/28/95         4.84%       5.15%        -            7.25%
Class D ..........   07/28/97         5.80%       6.18%        -            5.99%

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                          PERIOD ENDED JANUARY 31, 2005

                      INCEPTION
CLASS                   DATE        1 YEAR       5 YEARS      10 YEARS     LIFE OF FUND
------------------   ----------   ----------   -----------   ----------   -------------

Class A ..........   07/28/97         5.55%        33.53%        -           52.34%
Class B ..........   07/28/97         4.83%        28.51%        -           43.73%
Class C ..........   03/28/95         4.84%        28.56%        -           99.23%
Class D ..........   07/28/97         5.80%        34.97%        -           54.82%

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS C
                          PERIOD ENDED JANUARY 31, 2005

                                          INCEPTION
CALCULATION METHODOLOGY                     DATE        1 YEAR      5 YEARS     10 YEARS     LIFE OF FUND
--------------------------------------   ----------   ----------   ---------   ----------   -------------

After taxes on distributions .........   03/28/95         3.18%       4.06%        -            5.71%
After taxes on distributions and
 redemptions .........................   03/28/95         2.60%       3.78%        -            5.40%

                                       47

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended January
31, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       48

March 28, 2006

Supplement

SUPPLEMENT DATED MARCH 28, 2006 TO THE STATEMENTS OF ADDITIONAL INFORMATION OF

Active Assets California Tax-Free Trust, dated October 28, 2005
Active Assets Government Securities Trust, dated October 28, 2005
Active Assets Institutional Government Securities Trust, dated October  28, 2005
Active Assets Institutional Money Trust, dated October 28, 2005
Active Assets Money Trust, dated October 28, 2005
Active Assets Tax-Free Trust, dated October 28, 2005
Morgan Stanley Aggressive Equity Fund, dated November 30, 2005
Morgan Stanley Allocator Fund, dated May 27, 2005
Morgan Stanley American Opportunities Fund, dated April 29,  2005
Morgan Stanley Balanced Growth Fund, dated May  27, 2005
Morgan Stanley Balanced Income Fund, dated May 27, 2005
Morgan Stanley Biotechnology Fund, dated September 30, 2005
Morgan Stanley California Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley California Tax-Free Income Fund, dated April 29,  2005
Morgan Stanley Capital Opportunities Trust, dated March  30, 2005
Morgan Stanley Convertible Securities Trust, dated January 27, 2006
Morgan Stanley Developing Growth Securities Trust, dated January 27, 2006
Morgan Stanley Dividend Growth Securities Inc., dated June 30,  2005
Morgan Stanley Equally-Weighted S&P 500 Fund, dated October 28, 2005
Morgan Stanley European Equity Fund Inc., dated February 28, 2006
Morgan Stanley Financial Services Trust, dated September 30, 2005
Morgan Stanley Flexible Income Trust, dated February 28, 2006
Morgan Stanley Fundamental Value Fund, dated January 27,  2006
Morgan Stanley Global Advantage Fund, dated September  30, 2005
Morgan Stanley Global Dividend Growth Securities, dated July 29, 2005
Morgan Stanley Global Utilities Fund, dated June 30, 2005
Morgan Stanley Growth Fund, dated July 29, 2005
Morgan Stanley Health Science Trust, dated November 30, 2005
Morgan Stanley High Yield Securities Inc., dated December 29, 2005
Morgan Stanley Income Builder Fund, dated January 27,  2006
Morgan Stanley Income Trust, dated December 29,  2005
Morgan Stanley Information Fund, dated July 29,  2005
Morgan Stanley International Fund, dated February  28, 2006
Morgan Stanley International SmallCap Fund, dated September 30, 2005
Morgan Stanley International Value Equity Fund, dated December 29, 2005
Morgan Stanley Japan Fund, dated September 30, 2005
Morgan Stanley KLD Social Index Fund, dated March 30, 2005
Morgan Stanley Limited Duration Fund, dated August 29,  2005
Morgan Stanley Limited Duration U.S. Treasury Trust, dated September 30, 2005
Morgan Stanley Limited Term Municipal Trust, dated July 29, 2005
Morgan Stanley Liquid Asset Fund Inc., dated December 29,  2005
Morgan Stanley Mid-Cap Value Fund, dated December  29, 2005
Morgan Stanley Mortgage Securities Trust, dated February 28, 2006
Morgan Stanley Multi-Asset Class Fund, dated January 27, 2006
Morgan Stanley Nasdaq-100 Index Fund, dated March 30, 2005
Morgan Stanley Natural Resource Development Securities Inc., dated June  30, 2005
Morgan Stanley New York Municipal Money Market Trust, dated April 29, 2005
Morgan Stanley New York Tax-Free Income Fund, dated April 29, 2005
Morgan Stanley Pacific Growth Fund Inc., dated February 28,  2006
Morgan Stanley Real Estate Fund, dated March 30,  2005

Morgan Stanley S&P 500 Index Fund, dated December 29, 2005
Morgan Stanley Small-Mid Special Value Fund, dated August 29, 2005
Morgan Stanley Special Growth Fund, dated June 30, 2005
Morgan Stanley Special Value Fund, dated November 30,  2005
Morgan Stanley Strategist Fund, dated November  30, 2005
Morgan Stanley Tax-Exempt Securities Trust, dated April 29, 2005
Morgan Stanley Tax-Free Daily Income Trust, dated April 29, 2005
Morgan Stanley Total Market Index Fund, dated November 30, 2005
Morgan Stanley Total Return Trust, dated November 30,  2005
Morgan Stanley U.S. Government Money Market Trust, dated May 27, 2005
Morgan Stanley U.S. Government Securities Trust, dated April 29, 2005
Morgan Stanley Utilities Fund, dated April 29, 2005
Morgan Stanley Value Fund, dated January 27, 2006
(Collectively, the ‘‘Funds’’)

The information regarding the executive officers contained in each Fund’s Statement of Additional Information in the section titled ‘‘III. Management of the Fund — B. Management Information’’ is hereby deleted and replaced with the following.

The Trustee/Director information is unchanged.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Ronald E. Robison (67) 1221 Avenue of the Americas New York, NY 10020	President and Principal Executive Officer	President (since September 2005) and Principal Executive Officer (since May 2003)	President (since September 2005) and Principal Executive Officer (since May 2003) of funds in the Fund Complex; President (since September 2005) and Principal Executive Officer (since May 2003) of the Van Kampen Funds; Managing Director, Director and/or Officer of the Investment Adviser and various entities affiliated with the Investment Adviser; Director of Morgan Stanley SICAV (since May 2004). Formerly, Executive Vice President (July 2003 to September 2005) of funds in the Fund Complex and the Van Kampen Funds; President and Director of the Institutional Funds (March 2001 to July 2003); Chief Global Operating Officer of Morgan Stanley Investment Management Inc.; Chief Administrative Officer of Morgan Stanley Investment Advisors Inc.; Chief Administrative Officer of Morgan Stanley Services Company Inc.

J. David Germany (51) 25 Cabot Square Canary Wharf, London United Kingdom E144QA	Vice President	Since February 2006	Managing Director and (since December 2005) Chief Investment Officer – Global Fixed Income of Morgan Stanley Investment Management; Managing Director and Director of Morgan Stanley Investment Management Ltd.; Vice President (since February 2006) of the Retail and Institutional Funds.
Dennis F. Shea (52) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 2006	Managing Director and (since February 2006) Chief Investment Officer – Global Equity of Morgan Stanley Investment Management; Vice President (since February 2006) of the Retail and Institutional Funds. Formerly, Managing Director and Director of Global Equity Research at Morgan Stanley.

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years**
Barry Fink (51) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since February 1997	Managing Director and General Counsel of Morgan Stanley Investment Management; Managing Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds and (since July 2003) the Institutional Funds. Formerly, Secretary, General Counsel and/or Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary and General Counsel of the Retail Funds.
Amy R. Doberman (44) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2004	Managing Director and General Counsel, U.S. Investment Management of Morgan Stanley Investment Management (since July 2004); Vice President of the Retail Funds and the Institutional Funds (since July 2004); Vice President of the Van Kampen Funds (since August 2004); Secretary (since February 2006) and Managing Director (since July 2004) of the Investment Adviser and various entities affiliated with the Investment Adviser. Formerly, Managing Director and General Counsel – Americas, UBS Global Asset Management (July 2000 to July 2004).
Carsten Otto (42) 1221 Avenue of the Americas New York, NY 10020	Chief Compliance Officer	Since October 2004	Managing Director and U.S. Director of Compliance for Morgan Stanley Investment Management (since October 2004); Managing Director and Chief Compliance Officer of Morgan Stanley Investment Management. Formerly, Assistant Secretary and Assistant General Counsel of the Retail Funds.
Stefanie V. Chang Yu (39) 1221 Avenue of the Americas New York, NY 10020	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds (since July 2002) and the Institutional Funds (since December 1997). Formerly, Secretary of various entities affiliated with the Investment Adviser.
Francis J. Smith (40) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Treasurer and Chief Financial Officer	Treasurer (since July 2003) and Chief Financial Officer (since September 2002)	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Treasurer and Chief Financial Officer of the Retail Funds (since July 2003). Formerly, Vice President of the Retail Funds (September 2002 to July 2003).
Thomas F. Caloia (60) c/o Morgan Stanley Trust Harborside Financial Center Plaza Two Jersey City, NJ 07311	Vice President	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Vice President of the Retail Funds. Formerly, Treasurer of the Retail Funds (April 1989 to July 2003).
Mary E. Mullin (39) 1221 Avenue of the Americas New York, NY 10020	Secretary	Since July 2003	Executive Director of the Investment Adviser and various entities affiliated with the Investment Adviser; Secretary of the Retail Funds (since July 2003) and the Institutional Funds (since June 1999).

*

This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.

**

The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

STATEMENT OF ADDITIONAL INFORMATION

Morgan Stanley
Income Builder Fund

January 27, 2006

--------------------------------------------------------------------------------
     This Statement of Additional Information is not a prospectus. The
Prospectus (dated January 27, 2006) for Morgan Stanley Income Builder Fund may
be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

     The Fund's audited financial statements for the fiscal year ended September
30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

Morgan Stanley
Income Builder Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

--------------------------------------------------------------------------------

                                        2

                       GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment
Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley Income Builder Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                        3

I.   FUND HISTORY
--------------------------------------------------------------------------------
     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on March 21, 1996, with the name Dean Witter Income
Builder Fund. Effective June 22, 1998, the Fund's name was changed to Morgan
Stanley Dean Witter Income Builder Fund. Effective June 18, 2001, the Fund's
name was changed to Morgan Stanley Income Builder Fund.

II.  DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A.   Classification

     The Fund is an open-end, diversified management investment company whose primary investment objective is to seek reasonable income. As a secondary objective, the Fund seeks growth of capital.

B.   Investment Strategies and Risks

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price.
Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States)
or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit.

     The Fund will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities or currency alone. Moreover, the premium received will offset a portion of the potential loss incurred by the
Fund if the securities or currencies underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security or currency against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

                                        4

     Options written by the Fund normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option.
The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers. Certain OTC options are considered to be illiquid investments.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline (or the value of its denominated currency) below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction.
Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option

                                        5

it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million)
for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Stock Index Options. The Fund may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

     Risks of Options on Indexes. Because exercises of stock index options are settled in cash, the Fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

     When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned

                                        6

until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk"
is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

     A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of options contracts entered into under the circumstances set forth above. If the value of such securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills,
GNMA Certificates and/or on any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date.
If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas

                                        7

if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract, which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Commodity
Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager or adviser to the company claims an exclusion from regulation as a commodity pool operator.
In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the
Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's securities (and the currencies in which they are denominated).
Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted (a)
temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest

                                        8

rate, currency exchange rate and/or market movement trends by the Investment
Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

                                        9

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard and Poor's Rating Group, a division of The McGraw-Hill Companies, Inc.
("S&P"), or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods

                                       10

of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder
(such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real state securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LOANS OF PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the
Fund for its services. The Fund will not lend more than 331|M/3% of the value of
its total assets.

     The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment
Company Act or the Rules and Regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned;
(ii) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receive a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value.
In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the
Investment Adviser deems material to the security on loan.

     There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities.
However, loans will be made only to borrowers deemed by the Investment Adviser to be creditworthy and when, in the judgment of the Investment Adviser, the income which can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with

                                       11

respect to the lending of securities, subject to review by the Fund's Board of
Trustees. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the

                                       12

convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     The Fund may invest in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     FOREIGN INVESTMENT. Investing in foreign securities involves certain special considerations which are not typically associated with investments in the securities of U.S. issuers. Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards and may have policies that are not comparable to those of domestic issuers. As a result, there may be less information available about foreign issuers than about domestic issuers. Securities of some foreign issuers are generally less liquid and more volatile than securities of comparable domestic issuers. There is generally less government supervision and regulation of stock exchanges, brokers and listed issuers than in the United States. In addition, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, political and social instability, or diplomatic development which could affect U.S. investments in those countries. The costs of investing in foreign countries frequently is higher than the costs of investing in the United States. Although the Investment Adviser endeavors to achieve the most favorable execution costs in portfolio transactions, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on
U.S. exchanges.

     Investments in securities of foreign issuers generally are denominated in foreign currencies. Accordingly, the value of the Fund's assets, as measured in
U.S. dollars may be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. The Fund may incur costs in connection with conversions between various currencies.

     Certain foreign governments levy withholding or other taxes on dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.

     EMERGING MARKET SECURITIES. An emerging market security is one issued by a foreign government or private issuer that has one or more of the following characteristics: (i) its principal securities trading market is in an emerging market country, (ii) alone or on a consolidated basis it derives 50% or more of its annual revenue from either goods produced, sales made or services performed in emerging markets or (iii) it is organized under the laws of, or has a principal office in, an emerging market country. Based on these criteria it is possible for a security to be considered issued by an issuer in more than one country. Therefore, it is possible for the securities of an issuer that has one or more of these characteristics in connection with any emerging market country not to be considered an emerging market security if it also has one or more of these characteristics in connection with a developed country.

     Emerging market describes any country which is generally considered to be an emerging or developing country by major organizations in the international financial community, such as the International Bank for Reconstruction and
Development (more commonly known as the World Bank) and the International
Finance Corporation. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe.

     The economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.
Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been, and may continue to be, adversely affected by trade barriers, exchange controls,

                                       13

managed adjustments in relative currency values and other protectionist measures. These economies also have been, and may continue to be, adversely effected by economic conditions in the countries with which they trade.

     Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in certain fixed income securities and domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other concerns, violation of foreign investment limitations. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental registration or approval for such repatriation. Any investment subject to such repatriation controls will be considered illiquid if it appears reasonably likely that this process will take more than seven days.

     Investment in emerging market countries may entail purchasing securities issued by or on behalf of entities that are insolvent, bankrupt, in default or otherwise engaged in an attempt to reorganize or reschedule their obligations and in entities that have little or no proven credit rating or credit history.
In any such case, the issuer's poor or deteriorating financial condition may increase the likelihood that the Fund will experience losses or diminution in available gains due to bankruptcy, insolvency or fraud. Emerging market countries also pose the risk of nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic development (including war) that could affect adversely the economies of such countries or the value of a fund's investments in those countries. In addition, it may be difficult to obtain and enforce a judgment in a court outside the United States.

     Investments in emerging markets may also be exposed to an extra degree of custodial and/or market risk, especially where the securities purchased are not traded on an official exchange or where ownership records regarding the securities are maintained by an unregulated entity (or even the issuer itself).

     DEPOSITARY RECEIPTS. Depositary Receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary Receipts are not necessarily denominated in the same currency as the underlying securities. Depositary Receipts include American
Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of Depositary Receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United
States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S.
financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally,
Depositary Receipts in registered form are designed for use in the U.S.
securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

     Depositary Receipts may be "sponsored" or "unsponsored." Sponsored
Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary
Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to "lock in"
the price of a security in U.S. dollars or

                                       14

some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may involve a significant amount of risk relative to the investment of cash.

C.   FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objectives, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio, except in the case of borrowing and investments in illiquid securities;

     The Fund will:

     1.   As a primary objective, seek reasonable income.

     2.   As a secondary objective, seek growth of capital.

     The Fund may not:

     1.   Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

                                       15

     2.   Purchase more than 10% of all outstanding voting securities or any class of securities of any one issuer.

     3.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

     4.   Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation of the U.S. Government, its agencies or
          instrumentalities.

     5.   Invest in securities of any issuer if in the exercise of reasonable diligence, the Fund has determined that any officer or
          trustee/director of the Fund or of the Investment Adviser owns more
          than 1|M/2 of 1% of the outstanding securities of such issuer, and
          such officers and trustees/directors who own more than 1|M/2 of 1% own
          in the aggregate more than 5% of the outstanding securities of such issuer.

     6.   Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     7.   Purchase or sell commodities, except that the Fund may purchase or sell (write) futures contracts and related options.

     8.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     9.   Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

     10.  Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     11.  Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings.

     12.  Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement;
          (b) borrowing money; (c) purchasing any securities on a when-issued or delayed delivery basis; or (d) lending portfolio securities.

     13.  Make loans of money or securities, except by: (a) the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; (b) investment in repurchase agreements; or (c) lending its portfolio securities.

     14.  Make short sales of securities.

     15.  Purchase securities on margin, except for such short-term loans as are necessary for the clearance of portfolio securities.

     16.  Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     17.  Invest for the purpose of exercising control or management of any other issuer.

     In addition, as non-fundamental policies, the Fund will not invest more than 5% of the value of its net assets in warrants, including not more than 2%
of such assets in warrants not listed on the New York or American Stock
Exchanges. However, the acquisition of warrants attached to other securities is not subject to this restriction.

                                       16

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser have adopted policies and procedures regarding disclosure of portfolio holdings (the
"Policy"). Pursuant to the Policy, the Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the
Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The
Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the
Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag.

     o    Top 10 (or top 15) holdings monthly with a minimum 15 business day lag.

     The Fund provides a complete schedule of portfolio holdings for the second and fourth fiscal quarters in its semiannual and annual reports, and for the first and third fiscal quarters in its filings with the SEC on Form N-Q.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings.
Third parties eligible to receive such disclosures currently include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply (unless otherwise indicated below).

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the portfolio securities held by the Fund. Under such circumstances,

                                       17

Fund shareholders may receive a complete listing of the holdings of the Fund up to seven calendar days prior to making the redemption request provided that they represent orally or in writing that they agree not to disclose or trade on the basis of the portfolio holdings information.

     The Fund may discuss or otherwise disclose performance attribution analyses
(i.e., mention the effects of having a particular security in the portfolio(s))
where such discussion is not contemporaneously made public, provided that the particular holding has been disclosed publicly. Additionally, any discussion of the analyses may not be more current than the date the holding was disclosed publicly.

     The Fund may disclose portfolio holdings to transition managers, provided that the Fund has entered into a non-disclosure or confidentiality agreement with the party requesting that the information be provided to the transition manager and the party to the non-disclosure agreement has, in turn, entered into a non-disclosure or confidentiality agreement with the transition manager.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review Committee ("PHRC") or the
Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of Trustees, or designated committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting. Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers and service providers.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties:

NAME                                 INFORMATION DISCLOSED
-------------------------------- -----------------------------

SERVICE PROVIDERS
Institutional Shareholder        Complete portfolio holdings
 Services (ISS) (proxy
 voting agent)(*)
FT Interactive Data Pricing      Complete portfolio holdings
 Service Provider(*)
Morgan Stanley Trust(*)          Complete portfolio holdings
The Bank of New York(*)          Complete portfolio holdings
FUND RATING AGENCIES
     Lipper(*)                   Top Ten and Complete portfolio holdings
Morningstar(**)                  Top Ten and Complete portfolio holdings
Standard & Poor's(*)             Complete portfolio holdings
Investment Company               Top Ten portfolio holdings
  Institute(**)
Consultants and Analysts
Americh Massena &                Top Ten and Complete
 Associates, Inc.(*)             portfolio holdings
  Bloomberg(**)                  Complete portfolio holdings
Callan Associates(*)             Top Ten and Complete
                                 portfolio holdings
Cambridge Associates(*)          Top Ten and Complete
                                 portfolio holdings
  Citigroup(*)                   Complete portfolio holdings

NAME                                   FREQUENCY(1)                         LAG TIME
-------------------------------- ------------------------ -------------------------------------------

SERVICE PROVIDERS
Institutional Shareholder        Twice a month            (2)
 Services (ISS) (proxy
 voting agent)(*)
FT Interactive Data Pricing      As needed                (2)
 Service Provider(*)
Morgan Stanley Trust(*)          As needed                (2)
The Bank of New York(*)          As needed                (2)
FUND RATING AGENCIES
     Lipper(*)                                            Quarterly basis
                                                          Approximately 15 days
                                                          after quarter end and
                                                          approximately 30 days
                                                          after quarter end
Morningstar(**)                                           Quarterly basis
                                                          Approximately 15 days
                                                          after quarter end and
                                                          approximately 30 days
                                                          after quarter end
Standard & Poor's(*)             Quarterly basis          Approximately 15 day lag
Investment Company               Quarterly basis          Approximately 15 days after quarter end
  Institute(**)
CONSULTANTS AND ANALYSTS
Americh Massena &                Quarterly basis(5)       Approximately 10-12 days after quarter end
 Associates, Inc.(*)
  Bloomberg(**)                  Quarterly basis          Approximately 30 days after quarter end
Callan Associates(*)             Monthly and quarterly    Approximately 10-12 days after
                                 basis, respectively(5)   month/quarter end
Cambridge Associates(*)          Quarterly basis(5)       Approximately 10-12 days after quarter end
  Citigroup(*)                   Quarterly basis(5)       At least one day after quarter end

                                       18

NAME                                       INFORMATION DISCLOSED
------------------------------------ --------------------------------

CTC Consulting, Inc.(**)             Top Ten and Complete
                                     portfolio holdings
Evaluation Associates(*)             Top Ten and Complete
                                     portfolio holdings
Fund Evaluation Group(**)            Top Ten portfolio holdings(3)
Jeffrey Slocum &                     Complete portfolio holdings(4)
 Associates(*)
Hammond Associates(**)               Complete portfolio holdings(4)
Hartland & Co.(**)                   Complete portfolio holdings(4)
Hewitt Associates(*)                 Top Ten and Complete
                                     portfolio holdings
Merrill Lynch(*)                     Top Ten and Full portfolio
                                     holdings
Mobius(**)                           Top Ten portfolio holdings(3)
Nelsons(**)                          Top Ten portfolio holdings(3)
Prime Buchholz &                     Complete portfolio holdings(4)
 Associates, Inc.(**)
PSN(**)                              Top Ten portfolio holdings(3)
PFM Asset Management                 Top Ten and Complete
 LLC(*)                              portfolio holdings
Russell Investment                   Top Ten and Complete
 Group/Russell/Mellon                portfolio holdings
 Analytical Services, Inc.(**)
Stratford Advisory Group,            Top Ten portfolio holdings(6)
      Inc.(*)
Thompson Financial(**)               Complete portfolio holdings(4)
Watershed Investment                 Top Ten and Complete
 Consultants, Inc.(*)                portfolio holdings
Yanni Partners(**)                   Top Ten portfolio holdings(3)

PORTFOLIO ANALYTICS
 PROVIDERS
Fact Set(*)                          Complete portfolio holdings

NAME                                       FREQUENCY(1)                         LAG TIME
------------------------------------ ------------------------ -------------------------------------------

CTC Consulting, Inc.(**)             Quarterly basis          Approximately 15 days after quarter end
                                                              and approximately 30 days after quarter
                                                              end, respectively
Evaluation Associates(*)             Monthly and quarterly    Approximately 10-12 days after
                                     basis, respectively(5)   month/quarter end
Fund Evaluation Group(**)            Quarterly basis          At least 15 days after quarter end
Jeffrey Slocum &                     Quarterly basis(5)       Approximately 10-12 days after quarter end
 Associates(*)
Hammond Associates(**)               Quarterly basis          At least 30 days after quarter end
Hartland & Co.(**)                   Quarterly basis          At least 30 days after quarter end
Hewitt Associates(*)                 Monthly and quarterly    Approximately 10-12 days after
                                     basis, respectively(5)   month/quarter end
Merrill Lynch(*)                     Monthly and quarterly    Approximately 10-12 days after
                                     basis, respectively(5)   month/quarter end
Mobius(**)                           Monthly basis            At least 15 days after month end
Nelsons(**)                          Quarterly basis          At least 15 days after quarter end
Prime Buchholz &                     Quarterly basis          At least 30 days after quarter end
 Associates, Inc.(**)
 PSN(**)                             Quarterly basis          At least 15 days after quarter end
PFM Asset
Management                           Quarterly basis(5)       Approximately 10-12 days after quarter end
 LLC(*)
Russell Investment                   Monthly and quarterly    At least 15 days after month end and at
 Group/Russell/Mellon                basis                    least 30 days after quarter end,
 Analytical Services, Inc.(**)                                respectively
Stratford Advisory Group,            Quarterly basis(5)       Approximately 10-12 days after
                                                              quarter end Inc.(*)
Thompson Financial(**)               Quarterly basis          At least 30 days after quarter end
Watershed Investment                 Quarterly basis(5)       Approximately 10-12 days after quarter end
 Consultants, Inc.(*)
Yanni Partners(**)                   Quarterly basis          At least 15 days after quarter end
PORTFOLIO ANALYTICS
 PROVIDERS
Fact Set(*)                          Daily                    One day

----------
(*)   This entity has agreed to maintain Fund non-public portfolio holdings information in confidence and not to trade portfolio securities based on the non-public portfolio holdings information.

(**)  The Fund does not currently have a non-disclosure agreement in place with this entity and therefore the entity can only receive publicly available information.

(1)   Dissemination of portfolio holdings information to entities listed above may occur less frequently than indicated (or not at all).

(2)   Information will typically be provided on a real time basis or as soon thereafter as possible.

(3)   Complete portfolio holdings will also be provided upon request from time to time on a quarterly basis, with at least a 30 day lag.

(4)   Top Ten portfolio holdings will also be provided upon request from time to time, with at least a 15 day lag.

(5)   This information will also be provided upon request from time to time.

(6)   Complete portfolio holdings will also be provided upon request from time to time.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund may receive non-public portfolio holdings information without entering into a non-disclosure agreement. Currently, these persons include, (i) the Fund's independent registered public accounting firm
(as of the Fund's fiscal year end and on an as needed basis), (ii) counsel to the Fund (on an as needed basis), (iii) counsel to the Independent Trustees (on an as needed basis) and (iv) members of the Board of Trustees (on an as needed basis).

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for (i) disclosures made to third parties pursuant to ongoing arrangements (discussed above); (ii) disclosures made to third parties pursuant to Special Meetings of the PHRC; (iii) broker-dealer interest lists;
(iv) shareholder in-kind distributions; (v) attribution analyses; or (vi) in connection with transition managers. The Investment Adviser shall report quarterly to

                                       19

the Board of Trustees (or a designated Committee thereof) information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. Procedures to monitor the use of such non-public portfolio holdings information may include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Adviser and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the non-public information.

     In no instance may the Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings information.

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy, including matters relating to (i) disclosures made to third parties pursuant to ongoing arrangements (described above); (ii) broker-dealer interest lists; (iii)
shareholder in-kind distributions; (iv) attribution analyses; or (v) in connection with transition managers; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of Fund shareholders, including procedures to address conflicts between the interests of
Fund shareholders, on the one hand, and those of the Investment Adviser, the
Distributor or any affiliated person of the Fund, the Investment Adviser or the
Distributor on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third-party that is not listed in (c) above may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special
Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------
A.   BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund

                                       20

and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B.   MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Adviser (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Investment Adviser's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Adviser.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2005) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Adviser and any funds that have an investment adviser that is an affiliated person of the Investment Adviser (including, but not limited to, Morgan Stanley Investment Management Inc.).

                              POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE        REGISTRANT     SERVED*
----------------------------- ------------- ------------

Michael Bozic (65)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the
Independent Trustees
1177 Avenue of the Americas
New York, NY 10036

Edwin J. Garn (73)            Trustee       Since
1031 N. Chartwell Court                     January
Salt Lake City, UT 84103                    1993

Wayne E. Hedien (71)          Trustee       Since
c/o Kramer Levin Naftalis &                 September
Frankel LLP                                 1997
Counsel to the Independent
Trustees
1177 Avenue of the Americas
New York, NY 10036

                                                                           NUMBER OF
                                                                          PORTFOLIOS
                                                                            IN FUND
                                                                            COMPLEX
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING         OVERSEEN       OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                    PAST 5 YEARS**                BY TRUSTEE             BY TRUSTEE
----------------------------- ------------------------------------------ ------------ --------------------------------

Michael Bozic (65)            Private Investor; Director or Trustee          197      Director of various business
c/o Kramer Levin Naftalis &   of the Retail Funds (since April 1994)                  organizations.
Frankel LLP                   and the Institutional Funds (since July
Counsel to the                2003); formerly Vice Chairman of
Independent Trustees          Kmart Corporation (December 1998-
1177 Avenue of the Americas   October 2000), Chairman and Chief
New York, NY 10036            Executive Officer of Levitz Furniture
                              Corporation (November 1995- November 1998) and
                              President and Chief Executive Officer of Hills
                              Department Stores (May 1991-July 1995); formerly
                              variously Chairman, Chief Executive Officer,
                              President and Chief Operating Officer (1987-1991)
                              of the Sears Merchandise Group of Sears, Roebuck &
                              Co.

Edwin J. Garn (73)            Consultant; Director or Trustee of the         197      Director of Franklin Covey
1031 N. Chartwell Court       Retail Funds (since January 1993)                       (time management systems),
Salt Lake City, UT 84103      and the Institutional Funds (since July                 BMW Bank of North America,
                              2003); member of the Utah Regional                      Inc. (industrial loan
                              Advisory Board of Pacific Corp. (utility                corporation), Escrow Bank
                              company); formerly Managing                             USA (industrial loan
                              Director of Summit Ventures LLC                         corporation), United Space
                              (2000-2004) (lobbying and consulting                    Alliance (joint venture
                              firm); United States Senator (R-Utah)                   between Lockheed Martin and
                              (1974-1992) and Chairman, Senate                        the Boeing Company) and
                              Banking Committee (1980-1986),                          Nuskin Asia Pacific (multilevel
                              Mayor of Salt Lake City, Utah                           marketing); member of the
                              (1971-1974), Astronaut, Space                           board of various civic and
                              Shuttle Discovery (April 12-19, 1985),                  charitable organizations.
                              and Vice Chairman, Huntsman
                              Corporation (chemical company).

Wayne E. Hedien (71)          Retired; Director or Trustee of the            197      Director of The PMI Group
c/o Kramer Levin Naftalis &   Retail Funds (since September 1997)                     Inc. (private mortgage
Frankel LLP                   and the Institutional Funds (since July                 insurance); Trustee and Vice
Counsel to the Independent    2003); formerly associated with the                     Chairman of The Field
Trustees                      Allstate Companies (1966-1994),                         Museum of Natural History;
1177 Avenue of the Americas   most recently as Chairman of The                        director of various other
New York, NY 10036            Allstate Corporation (March 1993-                       business and charitable
                              December 1994) and Chairman and organizations.
                              Chief Executive Officer of its wholly- owned
                              subsidiary, Allstate Insurance Company (July
                              1989-December 1994).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

                                       21

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds, as applicable.

                                 POSITION(S)   LENGTH OF
    NAME, AGE AND ADDRESS OF      HELD WITH       TIME
      INDEPENDENT TRUSTEE         REGISTRANT    SERVED*
------------------------------- ------------- -----------

Dr. Manuel H. Johnson (56)      Trustee       Since
c/o Johnson Smick Group, Inc.                 July 1991
888 16th Street, NW
Suite 740
Washington, D.C. 20006

Joseph J. Kearns (63)           Trustee       Since
c/o Kearns & Associates LLC                   July 2003
PMB754
23852 Pacific Coast Highway
Malibu, CA 90265

Michael E. Nugent (69)          Trustee       Since
c/o Triumph Capital, L.P.                     July 1991
445 Park Avenue
New York, NY 10022

Fergus Reid (73)                Trustee       Since
c/o Lumelite Plastics                         July 2003
Corporation
85 Charles Colman Blvd.
Pawling, NY 12564

                                                                            NUMBER OF
                                                                           PORTFOLIOS
                                                                             IN FUND
                                                                             COMPLEX
    NAME, AGE AND ADDRESS OF          PRINCIPAL OCCUPATION(S) DURING        OVERSEEN       OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE                     PAST 5 YEARS**               BY TRUSTEE             BY TRUSTEE
------------------------------- ----------------------------------------- ------------ -------------------------------

Dr. Manuel H. Johnson (56)      Senior Partner, Johnson Smick                 197      Director of NVR, Inc. (home
c/o Johnson Smick Group, Inc.   International, Inc., a consulting firm;                construction); Director of KFX
888 16th Street, NW             Chairman of the Audit Committee and                    Energy; Director of RBS
Suite 740                       Director or Trustee of the Retail                      Greenwich Capital Holdings
Washington, D.C. 20006          Funds (since July 1991) and the                        (financial holding company).
                                Institutional Funds (since July 2003);
                                Co-Chairman and a founder of the Group of Seven
                                Council (G7C), an international economic
                                commission; formerly Vice Chairman of the Board
                                of Governors of the Federal Reserve System and
                                Assistant Secretary of the U.S.Treasury.

Joseph J. Kearns (63)           President, Kearns & Associates                198      Director of Electro Rent
c/o Kearns & Associates LLC     LLC (investment consulting); Deputy                    Corporation (equipment
PMB754                          Chairman of the Audit Committee and                    leasing), The Ford Family
23852 Pacific Coast Highway     Director or Trustee of the Retail                      Foundation, and the UCLA
Malibu, CA 90265                Funds (since July 2003) and the                        Foundation.
                                Institutional Funds (since August 1994);
                                previously Chairman of the Audit Committee of
                                the Institutional Funds (October 2001-July
                                2003); formerly CFO of the J. Paul Getty Trust.

Michael E. Nugent (69)          General Partner of Triumph Capital,           197      None.
c/o Triumph Capital, L.P.       L.P., a private investment partnership;
445 Park Avenue                 Chairman of the Insurance Committee
New York, NY 10022              and Director or Trustee of the Retail
                                Funds (since July 1991) and the Institutional
                                Funds (since July 2001); formerly Vice
                                President, Bankers Trust Company and BT Capital
                                Corporation (1984-1988).

Fergus Reid (73)                Chairman of Lumelite Plastics                 198      Trustee and Director of
c/o Lumelite Plastics           Corporation; Chairman of the                           certain investment companies
Corporation                     Governance Committee and Director                      in the JPMorgan Funds
85 Charles Colman Blvd.         or Trustee of the Retail Funds (since                  complex managed by
Pawling, NY 12564               July 2003) and the Institutional Funds                 J.P. Morgan Investment
                                (since June 1992).                                     Management Inc.

     The Trustees who are affiliated with the Investment Adviser or affiliates of the Investment Adviser (as set forth below) and executive officers of the
Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of
December 31, 2005) and the other directorships, if any, held by the Trustee, are shown below.

                                 POSITION(S)   LENGTH OF
   NAME, AGE AND ADDRESS OF       HELD WITH       TIME
      MANANGEMENT TRUSTEE        REGISTRANT     SERVED*
------------------------------ -------------- -----------

Charles A. Fiumefreddo (72)    Chairman       Since
c/o Morgan Stanley Trust       of the Board   July 1991
Harborside Financial Center,   and Trustee
Plaza Two,
Jersey City, NJ 07311

James F. Higgins (57)          Trustee        Since
c/o Morgan Stanley Trust                      June 2000
Harborside Financial
Center,
Plaza Two,
Jersey City, NJ 07311

                                                                          NUMBER OF
                                                                         PORTFOLIOS
                                                                           IN FUND
                                                                           COMPLEX
                                                                         OVERSEEN BY
   NAME, AGE AND ADDRESS OF         PRINCIPAL OCCUPATION(S) DURING       MANAGEMENT      OTHER DIRECTORSHIPS HELD
      MANANGEMENT TRUSTEE                   PAST 5 YEARS**                 TRUSTEE              BY TRUSTEE
------------------------------ ---------------------------------------- ------------ --------------------------------

Charles A. Fiumefreddo (72)    Chairman and Director or Trustee of          197      None.
c/o Morgan Stanley Trust       the Retail Funds (since July 1991)
Harborside Financial Center,   and the Institutional Funds (since July
Plaza Two,                     2003); formerly Chief Executive
Jersey City, NJ 07311          Officer of the Retail Funds (until
                                September 2002).

James F. Higgins (57)          Director or Trustee of the Retail            197      Director of AXA Financial, Inc.
c/o Morgan Stanley Trust       Funds (since June 2000) and the                       and The Equitable Life
Harborside Financial           Institutional Funds (since July 2003);                Assurance Society of the
Center,                        Senior Advisor of Morgan Stanley                      United States (financial
Plaza Two,                     (since August 2000); Director of the                  services).
Jersey City, NJ 07311          Distributor and Dean Witter Realty
                               Inc.; previously President and Chief
                               Operating Officer of the Private Client
                               Group of Morgan Stanley (May
                               1999-August 2000), and President
                               and Chief Operating Officer of
                               Individual Securities of Morgan
                               Stanley (February 1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds. Each
      Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect

                                       22

     the earliest date the Director/Trustee began serving the Retail or
Institutional Funds, as applicable.

                                   POSITION(S)            LENGTH
   NAME, AGE AND ADDRESS OF         HELD WITH            OF TIME
       EXECUTIVE OFFICER            REGISTRANT           SERVED*
------------------------------ ------------------- -------------------

Ronald E. Robison (67)         President           President (since
1221 Avenue of the Americas    and Principal       September 2005)
New York, NY 10020             Executive Officer   and Principal
                                                   Executive Officer
                                                   (since May 2003)

Joseph J. McAlinden (63)       Vice President      Since July 1995
1221 Avenue of the Americas
New York, NY 10020

Barry Fink (51)                Vice President      Since February
1221 Avenue of the Americas                        1997
New York, NY 10020

Amy R. Doberman (43)           Vice President      Since July 2004
1221 Avenue of the Americas
New York, NY 10020

Carsten Otto (42)              Chief Compliance    Since October
1221 Avenue of the Americas    Officer             1995
New York, NY 10020

Stefanie V. Chang (39)         Vice President      Since July 2003
1221 Avenue of the Americas
New York, NY 10020

Francis J. Smith (40)          Treasurer           Treasurer since
c/o Morgan Stanley Trust       and Chief           July 2003 and
Harborside Financial Center,   Financial           Chief Financial
Plaza Two,                     Officer             Officer since
Jersey City, NJ 07311                              September 2002

Thomas F. Caloia (59)          Vice President      Since July 2003
c/o Morgan Stanley Trust
Harborside Financial Center,
Plaza Two,
Jersey City, NJ 07311

Mary E. Mullin (38)            Secretary           Since July 2003
1221 Avenue of the Americas
New York, NY 10020

   NAME, AGE AND ADDRESS OF                         PRINCIPAL OCCUPATION(S) DURING
       EXECUTIVE OFFICER                                    PAST 5 YEARS**
------------------------------ -----------------------------------------------------------------------

Ronald E. Robison (67)         President (since September 2005) and Principal Executive Officer of
1221 Avenue of the Americas    funds in the Fund Complex (since May 2003); Managing Director of
New York, NY 10020             Morgan Stanley & Co. Incorporated and Morgan Stanley, Managing
                               Director and Director of Morgan Stanley Investment Management
                               Inc., Morgan Stanley Distribution Inc., and Morgan Stanley
                               Distributors Inc., Managing Director, Chief Administrative Officer and
                               Director of Morgan Stanley Investment Advisors Inc. and Morgan
                               Stanley Services Company Inc., Chief Executive Officer and Director
                               of Morgan Stanley Trust, Director of Morgan Stanley SICAV (since
                               May 2004), President (since September 2005) and Principal
                               Executive Officer (since May 2003) of the Van Kampen Funds;
                               previously, Executive Vice President (July 2003-September 2005) of
                               funds in the Fund Complex, and the Van Kampen Funds. He was also previously President and Director of the institutional Funds
                               (March 2001-July 2003), Chief Global Operations Officer of Morgan
                               Stanley Investment Management Inc. and Chief Executive Officer
                               and Chairman of Van Kampen Investor Services.

Joseph J. McAlinden (63)       Managing Director and Chief Investment Officer of the Investment
1221 Avenue of the Americas    Adviser and Morgan Stanley Investment Management Inc.; Chief
New York, NY 10020             Investment Officer of the Van Kampen Funds; Vice President of the
                               Institutional Funds (since July 2003) and the
                               Retail Funds (since July 1995).

Barry Fink (51)                General Counsel (since May 2000) and Managing Director (since
1221 Avenue of the Americas    December 2000) of Morgan Stanley Investment Managing Director
Management; New York, NY 10020 (since December 2000), Secretary (since February 1997)
                               and Director of the Investment Adviser and the Administrator; Vice
                               President of the Retail Funds; Assistant Secretary of Morgan
                               Stanley DW; Vice President of the Institutional Funds (since July
                               2003); Managing Director, Secretary and Director of the Distributor;
                               previously Secretary (February 1997-July 2003) and General Counsel
                               (February 1997-April 2004); Vice President and Assistant General
                               Counsel of the Investment Adviser and the Administrator (February
                               1997-December 2001).

Amy R. Doberman (43)           Managing Director and General Counsel, U.S. Investment Management;
1221 Avenue of the Americas    Managing Director of Morgan Stanley Investment Management Inc. and the
New York, NY 10020             Investment Adviser, Vice President of the Institutional and Retail
                               Funds (since July 2004); Vice President of the Van Kampen Funds (since
                               August 2004); previously, Managing Director and General Counsel
                               - Americas, UBS Global Asset Management (July 2000-July 2004) and
                               General Counsel, Aeltus Investment Management, Inc.(January
                               1997-July 2000).

Carsten Otto (42)              Managing Director and U.S. Director of Compliance for Morgan
1221 Avenue of the Americas    Stanley Investment Management (since October 2004); Managing
New York, NY 10020             Director of the Investment Adviser and Morgan Stanley Investment
                               Management Inc.; formerly Assistant Secretary and Assistant
                               General Counsel of the Morgan Stanley Retail Funds.

Stefanie V. Chang (39)         Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020             Vice President of the Institutional Funds (since December 1997) and the Retail Funds (since July 2003); formerly practiced law with the
                               New York law firm of Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (40)          Executive Director of the Investment Adviser and the Administrator
c/o Morgan Stanley Trust       (since December 2001); previously, Vice President of the Retail
Harborside Financial Center,   Funds (September 2002-July 2003); Vice President of the
Plaza Two,                     Investment Adviser and the Administrator (August 2000-November
Jersey City, NJ 07311          2001).

Thomas F. Caloia (59)          Executive Director (since December 2002) and Assistant Treasurer
c/o Morgan Stanley Trust       of the Investment Adviser, the Distributor and the Administrator;
Harborside Financial Center,   previously Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                     formerly First Vice President of the Investment Adviser, the
Jersey City, NJ 07311          Distributor and the Administrator.

Mary E. Mullin (38)            Executive Director of Morgan Stanley & Co. Incorporated, Morgan
1221 Avenue of the Americas    Stanley Investment Management Inc. and the Investment Adviser;
New York, NY 10020             Secretary of the Institutional Funds (since June 1999) and the Retail
                               Funds (since July 2003); formerly practiced law
                               with the New York law firms of McDermott, Will &
                               Emery and Skadden, Arps, Slate, Meagher & Flom
                               LLP.

----------
*     This is the earliest date the Officer began serving the Retail Funds. Each
      Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds, as applicable.

     In addition, the following individuals who are officers of the Investment
Adviser or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Joanne Antico, Daniel Burton, Joanne Doldo, Tara
A. Farrelly, Alice J. Gerstel, Eric C. Griffith, Edward J. Meehan, Elisa
Mitchell, Elizabeth Nelson, Debra Rubano, Rita Rubin, Sheri L. Schreck and
Julien H. Yoo.

                                       23

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2005, is shown below.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2005)                         (AS OF DECEMBER 31, 2005)
------------------------   -----------------------------------------------   -----------------------------------------------
INDEPENDENT:

Michael Bozic                                   None                                          over $100,000
Edwin J. Garn                                   None                                          over $100,000
Wayne E. Hedien                                 None                                          over $100,000
Dr. Manuel H. Johnson                           None                                          over $100,000
Joseph J. Kearns(1)                             None                                          over $100,000
Michael E. Nugent                        100,001 - 150,000                                    over $100,000
Fergus Reid(1)                                  None                                          over $100,000
INTERESTED:
Charles A. Fiumefreddo                          None                                          over $100,000
James F. Higgins                                None                                          over $100,000

----------

(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2005, the value (including interest) of the deferral accounts for Messrs. Kearns and Reid was $786,542 and $766,622, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

     INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any
Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and
preparing and

                                       24

submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended
September 30, 2005, the Audit Committee held eight meetings.

     The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an interested person, as defined under the Investment Company Act, of the Fund (with such disinterested Trustees being Independent Trustees or individually, Independent Trustee). Each Independent Trustee is also
"independent" from the Fund under the listing standards of the New York Stock
Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic,
Edwin J. Garn and Fergus Reid, each of whom is an Independent Trustee. The current Chairman of the Governance Committee is Fergus Reid. During the Fund's
fiscal year ended September 30, 2005, the Governance Committee held three meetings.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the
Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent
Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board.
Nominations from shareholders should be in writing and sent to the Independent
Trustees as described below under the caption "Shareholder Communications."

     There were 14 meetings of the Board of Trustees of the Fund held during the fiscal year ended September 30, 2005. The Independent Trustees of the Fund also met six times during that time, in addition to the 14 meetings of the full
Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. Messrs. Nugent and Hedien
are Independent Trustees. During the Fund's fiscal year ended September 30,
2005, the Insurance Committee held seven meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the

                                       25

possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.   COMPENSATION

        Each Independent Trustee receives an annual fee of $180,000 for serving the Retail Funds and the Institutional Funds. Prior to October 1, 2005, each
Independent Trustee received an annual retainer fee of $168,000 for serving the
Retail Funds and the Institutional Funds. In addition, each Independent Trustee received $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings received total compensation of $180,000 for serving the funds.

        The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the
Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail
Funds and the Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the
Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as
Chairman of the Boards of the Retail Funds and the Institutional Funds and for
administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees of the Fund who are employed by the Investment Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of

                                       26

the fees he or she received for serving on the Board of Trustees throughout the year. The DC Plan amends and supersedes the Prior DC Plan and all amounts payable under the Prior DC Plan are now subject to the terms of the DC Plan
(except for amounts paid during the calendar year 2004, which remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation payable to each of the
Fund's Trustees from the Fund for the fiscal year ended September 30, 2005 and the aggregate compensation payable to each of the Fund's Trustees by the Fund
Complex (which includes all of the Retail and Institutional Funds) for the calendar year ended December 31, 2005.

                                  COMPENSATION

                                                                  NUMBER OF
                                                              PORTFOLIOS IN THE
                                                                FUND COMPLEX
                                                               FROM WHICH THE      TOTAL COMPENSATION
                                       TOTAL COMPENSATION     TRUSTEE RECEIVED       FROM THE FUND
NAME OF INDEPENDENT TRUSTEE:              FROM THE FUND        COMPENSATION(5)         COMPLEX(5)
-----------------------------------   --------------------   ------------------   -------------------

Michael Bozic(1)(3) ...............           $180           170                        $180,000
Edwin J. Garn(1)(3) ...............            180           170                         178,000
Wayne E. Hedien(1)(2) .............            180           170                         180,000
Dr. Manuel H. Johnson(1) ..........            243           170                         240,000
Joseph J. Kearns(1)(4) ............            222           171                         217,000
Michael E. Nugent(1)(2) ...........            212           170                         210,000
Fergus Reid(1)(3) .................            212           171                         215,000
NAME OF INTERESTED TRUSTEE:
Charles A. Fiumefreddo(2) .........            377           170                         360,000
James F. Higgins ..................              0           170                               0

----------
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.

(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.

(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.

(4)   Includes amounts deferred at the election of the Trustee under the DC
      Plan.

(5)   Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in these columns are presented on a calendar year basis.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
not including the Fund, had adopted a retirement program under which an
Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments, based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the Adopting Funds for the calendar year ended
December 31, 2005, and the estimated retirement benefits for the Independent
Trustees from the Adopting Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                  RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
                                            FUND EXPENSES                     RETIREMENT(1)
                                           BY ALL ADOPTING                  FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE:                    FUNDS                             FUNDS
-------------------------------   --------------------------------   -------------------------------

Michael Bozic .................             $   19,439                           $46,871
Edwin J. Garn .................                (10,738)(2)                        46,917
Wayne E. Hedien ...............                 37,860                            40,020
Dr. Manuel H. Johnson .........                 19,701                            68,630
Michael E. Nugent .............                 35,471                            61,377

----------

(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

(2)   Mr. Garn's retirement expense is negative due to the fact that his retirement date has been extended to October 31, 2007, and therefore the expense has been over accrued.

                                       27

IV.  CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The following owned 5% or more of the outstanding Class D shares of the
Fund as of January 3, 2006: Hare & Co., c/o The Bank of New York, PO Box 11203,
New York, NY 10286-1203-56.86% and Morgan Stanley DW Inc Cust For, David W.
Huggard, IRA Rollover dated 6/11/02, 6880 Gala St., Highland, CA
92346-2766-5.43%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V.   INVESTMENT ADVISORY AND OTHER SERVICES
--------------------------------------------------------------------------------
A.   INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Adviser is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Prior to November 1, 2004, pursuant to an Investment Management Agreement
(the "Management Agreement") with the Investment Adviser, the Fund had retained the Investment Adviser to provide administrative services and to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund paid the Investment Adviser monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund determined as of the close of each business day:
0.75% of the portion of the daily net assets not exceeding $500 million; and
0.725% of the portion of the daily net assets exceeding $500 million. The management fee was allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     The Board of Trustees of the Fund approved amending and restating, effective November 1, 2004, the Management Agreement to remove the administration services component from the Management Agreement and to reduce the investment advisory fee to the annual rate of 0.67% of the portion of the daily net assets not exceeding $500 million; and 0.645% of the portion of the daily net assets exceeding $500 million. The advisory fee is allocated among the
Classes pro rata based on the net assets of the Fund attributable to each Class.
The Fund's Investment Adviser continues to provide investment advisory services under an Amended and Restated Investment Advisory Agreement ("Investment
Advisory Agreement"). The administration services previously provided to the
Fund by the Investment Adviser are being provided by Morgan Stanley Services
Company Inc. ("Administrator"), a wholly-owned subsidiary of the Investment
Adviser, pursuant to a separate administration agreement ("Administration
Agreement") entered into by the Fund with the Administrator. Such change resulted in a 0.08% reduction in the advisory fee concurrent with the implementation of a 0.08% administration fee pursuant to the new administration agreement. Under the terms of the Administration Agreement, the Administrator provides the same administrative services previously provided by the Investment
Adviser.

     For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund accrued total compensation under the Management Agreement and the Investment
Advisory Agreement in the amounts of $1,214,283, $1,297,373 and $1,066,360, respectively.

     For the period November 1, 2004 through September 30, 2005, the
Administrator accrued compensation under the Administration Agreement in the amount of $115,115.

     Although the entities providing administrative services to the Fund have changed, the Morgan Stanley personnel performing such services remains the same.
Furthermore, the changes have not resulted in any increase in the amount of total combined fees paid by the Fund for investment advisory and administrative services, or any decrease in the nature or quality of the investment advisory or administrative services received by the Fund.

                                       28

B.   PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C.   SERVICES PROVIDED BY THE INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objectives.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorney is, in the opinion of the Administrator, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including

                                       29

counsel to the Trustees who are not interested persons of the Fund or of the
Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect from year to year, provided continuance of the Investment Advisory Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment
Company Act, of the outstanding shares of the Fund, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D.   DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E.   RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than
Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25% and 1.00% of the average daily net assets of Class A and Class C, respectively, and, with respect to Class B, 1.00%
of the lesser of: (a) the average daily aggregate gross sales of the Fund's
Class B shares since the inception of the Fund (not including capital gains distributions), less the average daily aggregate net asset value of the Fund's
Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or upon which such charge has been waived, or (b) the average daily net assets of Class B.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or

                                       30

Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years ended September 30, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                            2005                  2004                 2003
                     ------------------   -------------------   ------------------

Class A ..........   FSCs:(1) $30,992     FSCs:(1) $ 50,027     FSCs:(1) $ 47,680
                     CDSCs: $0            CDSCs: $      0       CDSCs: $      0
Class B ..........   CDSCs: $123,662      CDSCs: $180,414       CDSCs: $194,062
Class C ..........   CDSCs: $590          CDSCs: $  2,168       CDSCs: $  1,839

----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Fund accrued amounts payable to the Distributor under the Plan, during the fiscal year ended
September 30, 2005, of $1,095,398. This amount is equal to 1.00% of the average daily net assets of Class B for the fiscal year and was calculated pursuant to clause (b) of the compensation formula under the Plan. For the fiscal year ended
September 30, 2005, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $61,694 and $205,295, respectively, which amounts are equal to 0.25% and 0.99% of the average daily net assets of Class A and
Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from proceeds of the FSC, commissions for the sale of
Class A shares, currently a gross sales credit of up to 5.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial
Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.00% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its Financial
Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.00% of the amount sold and an annual residual commission, currently up to 1.00% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares; and (d) other expenses relating to branch promotion of Fund sales.

                                       31

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge").
These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those
Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the
"broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the
Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class
A, and 1.00%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to
Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent
Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's
Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2005 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the
Plan, $40,822,992 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i)
14.21% ($5,800,249)-advertising and promotional expenses; (ii) 0.73%
($295,823)-printing and mailing of prospectuses for distribution to other than current shareholders; and (iii) 85.07% ($34,726,920)-other expenses, including the gross sales credit and the carrying charge, of which 12.16% ($4,224,125)
represents carrying charges, 36.08% ($12,530,019) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, 51.07% ($17,735,728) represents overhead and other branch office distribution-related expenses and 0.68% ($237,047) represents excess distribution expenses of TCW/DW Income and Growth Fund, the net assets of which were combined with those of the Fund on June 28, 1999, pursuant to an Agreement and Plan of Reorganization. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September
30, 2005 were service fees. The remainder of the amounts accrued by Class C were for expenses, which relate to compensation of sales personnel and associated overhead expenses.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the

                                       32

proceeds of CDSCs paid by investors upon redemption of shares. For example, if
$1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the
Fund's Class B shares, totaled $14,506,736 as of September 30, 2005 (the end of the Fund's fiscal year), which was equal to approximately 19.38% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to
Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.00% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2005 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the
Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley Services
or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2)
the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management;
and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

                                       33

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company
Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent
Trustees shall be committed to the discretion of the Independent Trustees.

F.   OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and the
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G.   FUND MANAGEMENT

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

     As of September 30, 2005:

     James Gilligan managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and
2,511 other accounts (which include separate accounts managed under certain
"wrap fee" programs) with a total of approximately $1.1 billion in assets.

     Ellen Gold managed four mutual funds with a total of approximately $824.7 million in assets; no pooled investment vehicles other than mutual funds; and no other accounts.

     James Roeder managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and
2,511 other accounts (which include separate accounts managed under certain
"wrap fee" programs) with a total of approximately $1.1 billion in assets.

     Thomas Bastian managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and
2,511 other accounts (which include separate accounts managed under certain
"wrap fee" programs) with a total of approximately $1.1 billion in assets.

                                       34

     Sergio Marcheli managed 21 mutual funds with a total of approximately $30.7 billion in assets; no pooled investment vehicles other than mutual funds; and
2,511 other accounts (which include separate accounts managed under certain
"wrap fee" programs) with a total of approximately $1.1 billion in assets.

     Vincent Vizachero managed 21 mutual funds with a total of approximately
$30.7 billion in assets; no pooled investment vehicles other than mutual funds;
and 2,511 other accounts (which include separate accounts managed under certain
"wrap fee" programs) with a total of approximately $1.1 billion in assets.

     Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Investment Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. The Investment Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

     Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

     BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Investment Adviser.

     DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

     Discretionary compensation can include:

     o  Cash Bonus;

     o  Morgan Stanley's Equity Incentive Compensation Program (EICP) awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan
        Stanley common stock that are subject to vesting and other conditions;

     o  Investment Management Deferred Compensation Plan (IMDCP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Investment Adviser or its affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 75% of the IMDCP deferral into a combination of the designated funds they manage that are included in the
        IMDCP fund menu, which may or may not include the Fund;

     o  Voluntary Deferred Compensation Plans - voluntary programs that permit certain employees to elect to defer a portion of their discretionary year-end compensation and directly or notionally invest the deferred amount: (1) across a range of designated investment funds, including funds advised by the Adviser or its affiliates; and/or (2) in Morgan
        Stanley stock units.

                                       35

     Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. In order of relative importance, these factors include:

     o  Investment performance. A portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager. Investment performance is calculated for one-, three-
        and five-year periods measured against a fund's/account's primary benchmark (as set forth in the fund's prospectus), indices and/or peer groups, where applicable. Generally, the greatest weight is placed on the three- and five-year periods.

     o  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

     o  Contribution to the business objectives of the Investment Adviser.

     o  The dollar amount of assets managed by the portfolio manager.

     o  Market compensation survey research by independent third parties.

     o  Other qualitative factors, such as contributions to client objectives.

     o  Performance of Morgan Stanley and Morgan Stanley Investment Management,
        and the overall performance of the Global Investor Group, a department within Morgan Stanley Investment Management that includes all investment professionals.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

     As of September 30, 2005, the portfolio managers did not own any shares of the Fund.

H.   CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

I.   PROXY VOTING POLICY AND PROXY VOTING RECORD

     The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Trustees have delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's Proxy
Voting Policy ("Proxy Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of Fund assets. In this regard, the Investment Adviser has formed a Proxy Review
Committee ("Committee") comprised of senior investment professionals that is responsible for creating and implementing the Proxy Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Proxy Policy provides that the Investment Adviser will vote proxies in the best interests of clients consistent with the objective of maximizing long-term investment returns. The Proxy Policy provides that the Investment Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Proxy
Policy. The Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the
Committee. The Investment Adviser generally will not vote a proxy if it has sold the affected security between the record date and the meeting date.

     The Proxy Policy provides that, unless otherwise determined by the
Committee, votes will be cast in the manner described below:

     o  Generally, routine proposals will be voted in support of management.

     o  With regard to the election of directors, where no conflict exists and where no specific governance deficiency has been noted, votes will be cast in support of management's nominees.

                                       36

     o  The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.).

     o  The Investment Adviser will vote against certain non-routine proposals
        (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.).

     o  The Investment Adviser will vote in its discretion with respect to certain non-routine proposals (i.e., mergers, acquisitions, take-overs, spin-offs, etc.), which may have a substantive financial or best interest impact on an issuer.

     o  The Investment Adviser will vote for certain proposals it believes call for reasonable charter provisions or corporate governance practices
        (i.e., requiring auditors to attend annual shareholder meetings, requiring that members of compensation, nominating and audit committees be independent, reducing or eliminating supermajority voting requirements, etc.).

     o  The Investment Adviser will vote against certain proposals it believes call for unreasonable charter provisions or corporate governance practices (i.e., proposals to declassify boards, proposals to require a company to prepare reports that are costly to provide or that would require duplicative efforts or expenditure that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders, etc.).

     o  Certain other proposals (i.e., proposals requiring directors to own large amounts of company stock to be eligible for election, proposals requiring diversity of board membership relating to broad based social, religious or ethnic groups, etc.) generally are evaluated by the
        Committee based on the nature of the proposal and the likely impact on shareholders.

     While the proxy voting process is well-established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-U.S. companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict in question and that the Committee will have sole discretion to cast a vote.

THIRD PARTIES

     To assist in its responsibility for voting proxies, the Investment Adviser may retain third-party services as experts in the proxy voting and corporate governance area. These proxy research providers are referred to herein as
"Research Providers." The services provided to the Investment Adviser by the
Research Providers include in-depth research, global issuer analysis, and voting recommendations. While the Investment Adviser may review and utilize recommendations made by the Research Providers in making proxy voting decisions, it is in no way obligated to follow such recommendations. In addition to research, the Research Providers provide vote execution, reporting and recordkeeping. The Committee carefully monitors and supervises the services provided by the Research Providers.

FURTHER INFORMATION

     A copy of the Proxy Policy, as well as the Fund's most recent proxy voting record for the 12-month period ended June 30, filed with the SEC, are available without charge on our web site at www.morganstanley.com/funds. The Fund's proxy voting record is also available without charge on the SEC's web site at
www.sec.gov.

                                       37

J.   REVENUE SHARING

     The Investment Adviser and/or Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial Intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or shareholder servicing. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley
Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan
Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the Investment Adviser and/or
Distributor.

     These payments currently include the following amounts which are paid to
Morgan Stanley DW and other Intermediaries or their salespersons in accordance with the applicable compensation structure:

     (1) On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.*

     (2) On sales of Class D shares (other than shares held by participants in the Morgan Stanley Funds Portfolio Architectsm Program, the Morgan
         Stanley Fund Solutionsm Program, the Morgan Stanley Personal
         Portfoliosm and Morgan Stanley Corporate Retirement Solutions), Morgan
         Stanley DW and other Intermediaries receive a gross sales credit of
         0.25% of the amount sold and an annual fee of up to 0.15% of the current value of the Class D shares held in the applicable accounts.
         There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of
         50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3) On sales of Class A, B and C shares (except purchases through 401(k)
         platforms or shares, if any, held by participants in the Morgan Stanley
         Fund Solutionsm Program, the Morgan Stanley Personal Portfoliosm
         Program and Morgan Stanley Corporate Retirement Solutions) through
         Morgan Stanley DW's Mutual Fund Network:

         o  An amount up to 0.11% of gross sales of such Fund shares; and

         o  An annual fee in an amount up to 0.03% of the value of such Fund shares in excess of $9 billion.

     (4) An annual fee in an amount equal to 0.20% of the value of Fund shares held through 401(k) platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide Morgan
Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additonal compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     You should review carefully any disclosure by such brokers, dealers or other Intermediaries as to their compensation.

----------
*  Commissions or transaction fees paid to Morgan Stanley DW or other
   Intermediaries who initiate and are responsible for purchases of $1 million or more are computed on a percentage of the dollar value of such shares sold as follows: 1.00% on sales of $1 million to $2 million, plus 0.75% on the next $1 million, plus 0.50% on the next $2 million, plus 0.25% on the excess over $5 million.

                                       38

VI.  BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A.   BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Board of Trustees, the Investment
Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount.
Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid a total of $151,781, $107,084 and $104,747, respectively, in brokerage commissions.

B.   COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers'
acceptances) and commercial paper. The transactions will be effected with Morgan
Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

     During the fiscal years ended September 30, 2003, 2004 and 2005, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent
Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended September 30, 2003, 2004 and 2005, the Fund did not pay any brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended September 30, 2003, 2004 and 2005, the Fund paid a total of $3,766, $1,174 and $1,268, respectively, in brokerage commissions to Morgan Stanley & Co. During the fiscal year ended September 30,
2005, the brokerage commissions paid to Morgan Stanley & Co. represented approximately 1.21% of the total brokerage commissions paid by the Fund during the year and were paid on account of transactions having an aggregate dollar value equal to approximately 0.70% of the aggregate dollar value of all portfolio transactions of the Fund during the year for which commissions were paid.

C.   BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions.

                                       39

The Investment Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients on the sale of shares of advised investment companies. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who the Investment Adviser believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following:
information as to the availability of securities for purchase or sale;
statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Adviser and certain of its affiliates, currently serves as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions (including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the
Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.
The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D.   DIRECTED BROKERAGE

     During the fiscal year ended September 30, 2005, the Fund paid $72,463 in brokerage commissions in connection with transactions in the aggregate amount of
$50,671,601 to brokers because of research services provided.

E.   REGULAR BROKER-DEALERS

     During the fiscal year ended September 30, 2005, the Fund purchased securities issued by Citigroup Global Markets Inc., Morgan (JP) Securities,
Prudential Securities Inc., Goldman, Sachs & Co., Lehman Brothers Inc., Merrill
Lynch & Co. Inc. and Banc of America Securities LLC, which issuers were among the ten brokers or ten dealers that executed transactions for or with the Fund in the largest dollar amounts during the year. At September 30, 2005, the Fund held securities issued by Citigroup Global

                                       40

Markets Inc., Morgan (JP) Securities, Prudential Securities Inc., Goldman,
Sachs & Co., Lehman Brothers Inc., Merrill Lynch & Co. Inc. and Banc of America
Securities LLC with market values of $3,860,047, $2,444,046, $828,961,
$553,189, $3,065,896, $2,061,360 and $1,165,328, respectively.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances, the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     All of the Trustees, except for James F. Higgins, Joseph J. Kearns and
Fergus Reid, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------
A.   PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds

                                       41

and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the
Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other
Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the
Transfer Agent for more information.

B.   OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Advisory and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the
Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

                                       42

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such price does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX.  TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. The following discussion is only a summary of certain tax considerations generally affecting the Fund and shareholders of the Fund and is not intended as a substitute for careful tax planning. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax- exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options and non-U.S.

                                       43

corporations classified as "passive foreign investment companies" ("PFICs").
Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year. To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December to shareholders of record of such month and paid in January then such amounts will be treated for tax purposes as received by the shareholders on
December 31.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as
"interest-related dividends" or "short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Currently, however, the Fund will continue to withhold these amounts regardless of the fact that it is no longer required to do so.
Distributions attributable to gains from "U.S. real property interests"
(including certain U.S. real property holding corporations including certain
REITs, and certain capital gain distributions from REITs) will generally be subject to federal withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gains may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating

                                       44

to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after
December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The ability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X.   UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares.
These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

                                       45

XI.  PERFORMANCE DATA
--------------------------------------------------------------------------------
       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2005

                     Inception
Class                  Date        1 Year      5 Years     Life of Fund
-----------------   ----------   ----------   ---------   -------------

Class A .........   07/28/97         7.96%       5.16%         4.82%
Class B .........   06/26/96         8.09%       5.17%         6.85%
Class C .........   07/28/97        12.11%       5.49%         4.73%
Class D .........   07/28/97        14.20%       6.55%         5.78%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2005

                     Inception
Class                  Date         1 Year      5 Years     Life of Fund
-----------------   ----------   -----------   ---------   -------------

Class A .........   07/28/97         13.94%       6.30%         5.51%
Class B .........   06/26/96         13.09%       5.50%         6.85%
Class C .........   07/28/97         13.11%       5.49%         4.73%
Class D .........   07/28/97         14.20%       6.55%         5.78%

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED SEPTEMBER 30, 2005

                     Inception
Class                  Date         1 Year       5 Years      Life of Fund
-----------------   ----------   -----------   -----------   -------------

Class A .........   07/28/97         13.94%        35.70%         55.07%
Class B .........   06/26/96         13.09%        30.69%         84.72%
Class C .........   07/28/97         13.11%        30.66%         45.94%
Class D .........   07/28/97         14.20%        37.36%         58.28%

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                         PERIOD ENDED SEPTEMBER 30, 2005

                                                          Inception
CALCULATION METHODOLOGY                                     Date        1 Year      5 Years     Life of Fund
------------------------------------------------------   ----------   ----------   ---------   -------------

After taxes on distributions .........................   06/26/96         7.33%       4.15%         5.12%
After taxes on distributions and redemptions .........   06/26/96         5.31%       3.81%         4.89%

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended September
30, 2005, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY 10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the
SEC.

                                       46

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                  MORGAN STANLEY BALANCED INCOME FUND                 PROXY
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 7, 2006 at the Special
Meeting of Shareholders of Morgan Stanley Balanced Income Fund to be held at
1221 Avenue of the Americas, New York, New York 10020 on July 17, 2006 and at
any adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE:  1-866-241-6192
                            --------------------    ---------------------
                             999 99999 999 999
                            --------------------    ---------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                     16252_MIB A

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY BALANCED INCOME FUND RECOMMENDS THAT YOU
VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [SHADED BOX OMITTED]

                                                                                       FOR            AGAINST    ABSTAIN
1.    Approval of an Agreement and Plan of Reorganization, dated February 6,           [ ]              [ ]        [ ]
      2006, between Morgan Stanley Balanced Income Fund and Morgan Stanley
      Balanced Growth Fund, pursuant to which substantially all of the assets of
      Morgan Stanley Balanced Income Fund would be combined with those of Morgan
      Stanley Balanced Growth Fund and shareholders of Morgan Stanley Balanced
      Income Fund would become shareholders of Morgan Stanley Balanced Growth
      Fund receiving shares of Morgan Stanley Balanced Growth Fund with a value equal to the value of their holdings in Morgan Stanley Balanced Income
      Fund.

                                                                     16252_MIB A

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                  MORGAN STANLEY INCOME BUILDER FUND                  PROXY
       PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 17, 2006
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Ronald E. Robison, Barry Fink and Stefanie V.
Chang Yu, and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them to represent and vote, as designated on the reverse side, all shares of the above Fund held of record by the undersigned on April 7, 2006 at the Special
Meeting of Shareholders of Morgan Stanley Income Builder Fund to be held at 1221
Avenue of the Americas, New York, New York 10020 on July 17, 2006 and at any
adjournment thereof. The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
THE UNDERSIGNED SHAREHOLDER, AND, IN THE DISCRETION OF SUCH PROXIES, UPON ANY
AND ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
THEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM
                            VOTE VIA THE TELEPHONE: 1-866-241-6192
                            --------------------    ---------------------
                             999 99999 999 999
                            --------------------    ---------------------

                            NOTE: Please sign exactly as your name appears on
                            this proxy card. All joint owners should sign. When
                            signing as executor, administrator, attorney,
                            trustee or guardian or as custodian for a minor,
                            please give full title as such. If a corporation,
                            please sign in full corporate name and indicate the
                            signer's office. If a partner, sign in the
                            partnership name.

                            ----------------------------------------------------
                            Signature

                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                     16252_MIB B

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

TO VOTE BY MAIL, PLEASE COMPLETE AND RETURN THIS CARD.

YOU ALSO MAY VOTE A PROXY BY TOUCH-TONE PHONE OR BY INTERNET (SEE ENCLOSED
VOTING INFORMATION CARD FOR FURTHER INSTRUCTIONS).

THE BOARD OF TRUSTEES OF MORGAN STANLEY INCOME BUILDER FUND RECOMMENDS THAT YOU
VOTE IN FAVOR OF THE REORGANIZATION.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [SHADED BOX OMITTED]

                                                                                       FOR            AGAINST    ABSTAIN
1.    Approval of an Agreement and Plan of Reorganization, dated February 6,           [ ]              [ ]        [ ]
      2006, between Morgan Stanley Income Builder Fund and Morgan Stanley
      Balanced Growth Fund, pursuant to which substantially all of the assets of
      Morgan Stanley Income Builder Fund would be combined with those of Morgan
      Stanley Balanced Growth Fund and shareholders of Morgan Stanley Income
      Builder Fund would become shareholders of Morgan Stanley Balanced Growth
      Fund receiving shares of Morgan Stanley Balanced Growth Fund with a value equal to the value of their holdings in Morgan Stanley Income Builder
      Fund.

                                                                     16252_MIB B

         WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

MORGAN STANLEY BALANCED GROWTH FUND

PART C
OTHER INFORMATION

Item 15.    Indemnification

The response to this Item is incorporated herein by reference to Exhibits 1 and 2 under Item 16 below and by reference to Item 25 of Post-Effective Amendment No. 14 to the Registrant's Registration Statement on Form N-1A, dated May 27, 2005, which was filed electronically pursuant to Regulation S-T on May 27, 2005 as an amendment to Registrant's Registration Statement on Form N-1A (File Nos. 811-7245 and 33-56853).

Item 16.     Exhibits

(1)	(a)	Declaration of Trust of the Registrant, dated November 22, 1994, is incorporated by reference to Exhibit 1 of the Initial Registration Statement on Form N-1A, filed on December 14, 1994.

(b)	Instrument Establishing and Designating Additional Classes, dated July 28, 1997, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A, filed on July 16, 1997.

(c)	Amendment to the Declaration of Trust of the Registrant, dated June 22, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 31, 1999.

(d)	Amendment to the Declaration of Trust of the Registrant, dated June 18, 2001, is incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(2)	Amended and Restated By-Laws of the Registrant, dated April 24, 2003, is incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 30, 2004.

(3)	Not Applicable.

(4)	(a)	Agreement and Plan of Reorganization between the Registrant and Morgan Stanley Balanced Income Fund (filed herewith as Exhibit A-1 to the Proxy Statement and Prospectus).

(b)	Agreement and Plan of Reorganization between the Registrant and Morgan Stanley Income Builder Fund (filed herewith as Exhibit A-2 to the Proxy Statement and Prospectus).

(5)	Not Applicable.

(6)	Amended and Restated Investment Advisory Agreement between the Registrant and Morgan Stanley Investment Advisors Inc., dated November 1, 2004, is incorporated by reference to Exhibit (d) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(7)	(a)	Amended Distribution Agreement between the Registrant and Morgan Stanley Distributors Inc., dated June 22, 1998, is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on March 31, 1999.

(b)	Selected Dealers Agreement between Morgan Stanley Distributors Inc. and Morgan Stanley DW Inc., dated as of April 1, 2005, is incorporated by reference to Exhibit e(2) of Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of Morgan Stanley Fundamental Value Fund, filed on January 25, 2006.

(8)	Not Applicable.

(9)	(a)	Custody Agreement between The Bank of New York and the Registrant, dated January 25, 1995, is incorporated by reference to Exhibit 8(a) of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-1A, filed on February 23, 1995.

(b)	Amendment to the Custody Agreement, dated April 17, 1996, is incorporated by reference to Exhibit 8 of Post-Effective Amendment No. 3 to the Registration Statement on Form N-1A, filed on March 27, 1997.

(c)	Amendment to the Custody Agreement of the Registrant, dated June 15, 2001, is incorporated by reference to Exhibit 7(c) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(d)	Foreign Custody Manager Agreement between The Bank of New York and the Registrant dated June 15, 2001, is incorporated by reference to Exhibit 7(d) of Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 28, 2002.

(10)	(a)	Amended and Restated Plan of Distribution pursuant to Rule 12b-1 between the Registrant and Morgan Stanley Distributors Inc., dated May 1, 2004, is incorporated by reference to Exhibit (m) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(b)	Amended and Restated Multi-Class Plan pursuant to Rule 18f-3, dated October 28, 2004, is incorporated by reference to Exhibit (n) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(11)	(a)	Opinion and consent of Clifford Chance US LLP, is filed herewith.

(b)	Opinion and consent of Dechert LLP, is filed herewith.

(12)	(a)	Opinion and consent of Clifford Chance US LLP regarding tax matters with respect to the Balanced Income Reorganization, is filed herewith.

(b)	Opinion and consent of Clifford Chance US LLP regarding tax matters with respect to the Income Builder Reorganization, is filed herewith.

(13)	(a)	Amended and Restated Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust, dated November 1, 2004, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(b)	Administration Agreement between Morgan Stanley Services Company Inc. and the Registrant, dated November 1, 2004, is incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on March 29, 2005.

(14)	Consent of Independent Registered Public Accounting Firm, is filed herewith.

(15)	Not Applicable.

(16)	Powers of Attorney of Trustees, dated February 6, 2006, is incorporated herein by reference to Exhibit (q) of Post-Effective Amendment No. 20 to the Registration Statement on Form N-1A of Morgan Stanley European Equity Fund Inc., filed on February 28, 2006.

Item 17.    Undertakings

1.    The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of the prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.    The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to this registration statement on Form N-14 and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of New York and State of New York, on this 16th day of May, 2006.

MORGAN STANLEY BALANCED GROWTH FUND

By:	/s/ Ronald E. Robison Ronald E. Robison President

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated

Signature	Title	Date
1. Principal Executive Officer
/s/ Ronald E. Robison Ronald E. Robison	President and Principal Executive Officer	May 16, 2006
2. Principal Financial Officer
/s/ Francis J. Smith Francis J. Smith	Chief Financial Officer	May 16, 2006
3. Majority of the Trustees
INDEPENDENT TRUSTEES
Michael Bozic Edwin J. Garn Wayne E. Hedien Manuel H. Johnson	Joseph J. Kearns Michael E. Nugent Fergus Reid
By: /s/ Carl Frischling Carl Frischling Attorney-in-Fact for the Independent Trustees		May 16, 2006
MANAGEMENT TRUSTEES
Charles A. Fiumefreddo (Chairman) James F. Higgins
By: /s/ Barry Fink Barry Fink Attorney-in-Fact for the Management Trustees		May 16, 2006

EXHIBIT INDEX

Exhibit No.	Description
(11)(a)	Opinion and consent of Clifford Chance US LLP.
(11)(b)	Opinion and consent of Dechert LLP.
(12)(a)	Opinion and consent of Clifford Chance US LLP regarding tax matters with respect to the Balanced Income Reorganization.
(12)(b)	Opinion and consent of Clifford Chance US LLP regarding tax matters with respect to the Income Builder Reorganization, is filed herewith.
(14)	Consent of Independent Registered Public Accounting Firm.